CLASS A SHARES

PROSPECTUS DATED DECEMBER 31, 2018

THE SARATOGA ADVANTAGE TRUST

The SARATOGA ADVANTAGE TRUST (the “Trust”) is a mutual fund company comprised of mutual fund portfolios each with its own distinctive investment objectives and policies, 17 of which are described herein.

The Portfolios are managed by Saratoga Capital Management, LLC (the “Manager”). Each Portfolio, except for the Investment Quality Bond Portfolio, Municipal Bond Portfolio, Conservative Balanced Allocation Portfolio, Moderately Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio and Aggressive Balanced Allocation Portfolio is advised by an Investment Adviser selected and supervised by the Manager.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor's account.

The Securities And Exchange Commission Has Not Approved Or Disapproved These Securities Or Passed Upon The Adequacy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Portfolio’s website www.saratogacap.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Portfolio documents that have been mailed to you. You may also elect to receive all future reports in paper free of charge.

PORTFOLIO	TICKER	PORTFOLIO	TICKER
Conservative Balanced Allocation	SCAAX	Large Capitalization Growth	SLGYX
Moderately Conservative Balanced Allocation	SMACX	Mid Capitalization	SPMAX
Moderate Balanced Allocation	SMPAX	Small Capitalization	SSCYX
Moderately Aggressive Balanced Allocation	SAMAX	International Equity	SIEYX
Aggressive Balanced Allocation	SABAX	Health & Biotechnology	SHPAX
U.S. Government Money Market	SGAAX	Technology & Communications	STPAX
Investment Quality Bond	SQBAX	Financial Services	SFPAX
Municipal Bond	SMBAX	Energy & Basic Materials	SBMBX
Large Capitalization Value	SLVYX

PORTFOLIO SUMMARY: CONSERVATIVE BALANCED ALLOCATION PORTFOLIO

Investment Objective: The Conservative Balanced Allocation Portfolio seeks total return consisting of capital appreciation and income.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Saratoga Advantage Trust Portfolios. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Reduced Sales Charge” on page 103 of the Portfolio’s Prospectus. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

CONSERVATIVE BALANCED ALLOCATION PORTFOLIO
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service Rule 12b-1 Fees	0.25%
Other Expenses	1.82%
Acquired Fund Fees and Expenses (1)	0.50%
Total Annual Portfolio Operating Expenses (before Expense Waiver/Reimbursement)	3.47%
Expense Waiver/Reimbursement	(1.93)%
Total Annual Portfolio Operating Expenses (after Expense Waiver/Reimbursement) (2)	1.54%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the expense cap (defined below). The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

(2)      Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to waive its fees and/or absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Portfolio do not exceed 1.04% of the Portfolio’s average net assets for Class A shares through December 31, 2019 (the “Expense Cap”). This operating expense limitation agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

One Year	Three Years	Five Years	Ten Years
$723	$1,410	$2,118	$3,986

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

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Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance. During the period December 29, 2017 (inception of the Portfolio) through the fiscal year ended August 31, 2018, the Portfolio’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”).

The Portfolio’s manager, Saratoga Capital Management, LLC (the “Manager”) allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, fixed income, money market and alternative investments. The target allocations are: approximately 5%-65% of the Portfolio’s assets to core equity investments; 8%-75% to fixed income investments; 10%-75% to money market investments; and 2%-30% to alternative investments. The Manager does not currently intend to allocate any of the Portfolio’s assets to sector equity investments; however, it may do so in the future. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Investments in Mutual Funds Risk. The Portfolio invests in Underlying Funds as a primary strategy, so the Portfolio’s investment performance and risks are directly related to the performance and risks of the Underlying Funds. Shareholders will indirectly bear the expenses charged by the Underlying Funds. Because the Manager or its affiliates provide services to and receive fees, including supervision fees, from some of the Saratoga Funds, the Portfolio’s investments in some of the Underlying Funds benefit the Manager and/or its affiliates. In addition, the Portfolio may hold a significant percentage of the shares of an Underlying Fund. As a result, the Portfolio’s investments in an Underlying Fund may create a conflict of interest.

Exchange-Traded Funds Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses.

In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares, especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio, and the listing exchange may halt trading of the ETF's shares.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Underlying Funds, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Fixed-Income Securities Risk. Certain Underlying Funds invest in fixed-income securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down.

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When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed-income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities. Given that the Federal Reserve has been raising interest rates, the Portfolio may face a heightened level of interest rate risk.

Some of the Underlying Funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Alternative Investment Risk. Alternative investment strategies, which may include, but are not limited to, investing in or having exposure to real estate, commodities, foreign currency, natural resources, MLP and other non-traditional investments, or following event-driven, macro, long-short, market neutral, merger arbitrage, or other tactical investment strategies, may involve complex security types or transactions and/or focus on narrow segments of the market, which may increase and/or magnify the overall risks and volatility associated with these strategies.

Mortgage-Backed Securities and Prepayment Risk. Certain Underlying Funds invest in mortgage-backed securities. Mortgage-backed securities, such as mortgage pass-through securities, have different risk characteristics than traditional debt securities. For example, principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose an Underlying Fund, and thus the Portfolio, to a lower rate of return upon reinvestment of principal.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Manager could reduce an Underlying Fund's yield, increase the volatility of the Underlying Fund and/or cause a decline in net asset value. Mortgage-backed securities are also subject to extension risk, which is the risk that the issuer of such a security pays back the principal of an obligation later than expected, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. In addition, an Underlying Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to an Underlying Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Common Stock Risk. Certain Underlying Funds invest in equity securities (such as common stock) that are more volatile and carry more risks than other forms of investment. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Foreign Securities Risk. Certain Underlying Funds invest in foreign securities. An Underlying Fund’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Underlying Fund shares is quoted in U.S. dollars, an Underlying Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease.

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This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Underlying Fund assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which an Underlying Fund invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate an Underlying Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect an Underlying Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of an Underlying Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair an Underlying Fund’s ability to purchase or sell foreign securities or transfer an Underlying Fund’s assets back into the United States, or otherwise adversely affect the Underlying Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by an Underlying Fund, particularly during periods of market turmoil.

Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When an Underlying Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for an Underlying Fund to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of an Underlying Fund’s trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that an Adviser believes is representative of its full value or that it may even go down in price.

Convertible Securities Risk. Certain Underlying Funds invest in convertible securities. An Underlying Fund’s investments in convertible securities subject the Underlying Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

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Preferred Stock Risk. Certain Underlying Funds invest in preferred stock. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If an Underlying Fund owns a preferred stock on which distributions are deferred, the Underlying Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. Certain Underlying Funds invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, an Underlying Fund will lose its entire investment in such warrant.

Liquidity Risk. The Portfolio and/or an Underlying Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions. The liquidity of the Portfolio’s assets may change over time.

Small and Medium Capitalization Companies Risk. An Underlying Fund may invest in small and medium capitalization companies. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Derivatives Risk. Certain Underlying Funds may invest in derivatives. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives in which the Portfolio or an Underlying Fund may invest include options, futures and swaps. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Underlying Fund’s initial investment. Many derivatives are entered into over-the-counter or OTC (not on an exchange or contract market) and may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. An Underlying Fund may also lose money on a derivative if the counterparty (issuer) fails to pay the amount due. If a counterparty to an OTC derivative were to default on its obligations, the Underlying Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Underlying Fund’s rights as a creditor (e.g., the Underlying Fund may not receive the amount of payments that it is contractually entitled to receive).

An Underlying Fund may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as an Adviser anticipated. The Underlying Fund may incur higher taxes as a result of its investing in derivatives.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Underlying Fund, and thus the Portfolio, to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Underlying Fund’s taxable income or gains, and may limit or prevent the Underlying Fund, and thus the Portfolio, from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. An Underlying Fund’s use of derivatives also may be limited by the requirements for taxation of the Underlying Fund as a regulated investment company.

Manager Risk. The performance of the Portfolio also will depend on whether the Manager is successful in pursuing the Portfolio's investment strategy.

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Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance: Because the Portfolio does not yet have a full calendar year of operations, it does not disclose any performance information in this Prospectus. Once available, you may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

Manager: Saratoga Capital Management, LLC serves as the Portfolio’s Manager.

Portfolio Managers: The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Stephen Ventimiglia	Vice Chairman, Chief Investment Officer and Chief Economist of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.
Bruce E. Ventimiglia	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.
Jonathan W. Ventimiglia	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.

Purchase and Sale of Portfolio Shares: There is generally a $2,500 minimum initial investment for the Portfolio. The minimum subsequent investment in the Trust is $100. There is no minimum subsequent investment for the Portfolio.  There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO

Investment Objective: The Moderately Conservative Balanced Allocation Portfolio seeks total return consisting of capital appreciation and income.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Saratoga Advantage Trust Portfolios. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Reduced Sales Charge” on page 103 of the Portfolio’s Prospectus. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service Rule 12b-1 Fees	0.25%
Other Expenses	1.55%
Acquired Fund Fees and Expenses (1)	0.58%
Total Annual Portfolio Operating Expenses (before Expense Waiver/Reimbursement)	3.28%
Expense Waiver/Reimbursement	(1.66)%
Total Annual Portfolio Operating Expenses (after Expense Waiver/Reimbursement) (2)	1.62%

(1)      Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the expense cap (defined below). The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

(2)	Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to waive its fees and/or absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Portfolio do not exceed 1.04% of the Portfolio’s average net assets for Class A shares through December 31, 2019 (the “Expense Cap”). This operating expense limitation agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

One Year	Three Years	Five Years	Ten Years
$730	$1,380	$2,053	$3,839

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

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Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance. During the period December 29, 2017 (inception of the Portfolio) through the fiscal year ended August 31, 2018, the Portfolio had no portfolio turnover.

Principal Investment Strategies: The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”).

The Portfolio’s manager, Saratoga Capital Management, LLC (the “Manager”) allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, fixed income, money market and alternative investments. The target allocations are: approximately 10%-75% of the Portfolio’s assets to core equity investments; 7%-70% to fixed income investments; 8.5%-70% to money market investments; and 2.5%-32.5% to alternative investments. The Manager does not currently intend to allocate any of the Portfolio’s assets to sector equity investments; however, it may do so in the future. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Investments in Mutual Funds Risk. The Portfolio invests in Underlying Funds as a primary strategy, so the Portfolio’s investment performance and risks are directly related to the performance and risks of the Underlying Funds. Shareholders will indirectly bear the expenses charged by the Underlying Funds. Because the Manager or its affiliates provide services to and receive fees, including supervision fees, from some of the Saratoga Funds, the Portfolio’s investments in some of the Underlying Funds benefit the Manager and/or its affiliates. In addition, the Portfolio may hold a significant percentage of the shares of an Underlying Fund. As a result, the Portfolio’s investments in an Underlying Fund may create a conflict of interest.

Exchange-Traded Funds Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses.

In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares, especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio, and the listing exchange may halt trading of the ETF's shares.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Underlying Funds, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Fixed-Income Securities Risk. Certain Underlying Funds invest in fixed-income securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down.

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When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed-income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities. Given that the Federal Reserve has been raising interest rates, the Portfolio may face a heightened level of interest rate risk.

Some of the Underlying Funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Alternative Investment Risk. Alternative investment strategies, which may include, but are not limited to, investing in or having exposure to real estate, commodities, foreign currency, natural resources, MLP and other non-traditional investments, or following event-driven, macro, long-short, market neutral, merger arbitrage, or other tactical investment strategies, may involve complex security types or transactions and/or focus on narrow segments of the market, which may increase and/or magnify the overall risks and volatility associated with these strategies.

Mortgage-Backed Securities and Prepayment Risk. Certain Underlying Funds invest in mortgage-backed securities. Mortgage-backed securities, such as mortgage pass-through securities, have different risk characteristics than traditional debt securities. For example, principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose an Underlying Fund, and thus the Portfolio, to a lower rate of return upon reinvestment of principal.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Manager could reduce an Underlying Fund's yield, increase the volatility of the Underlying Fund and/or cause a decline in net asset value. Mortgage-backed securities are also subject to extension risk, which is the risk that the issuer of such a security pays back the principal of an obligation later than expected, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. In addition, an Underlying Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to an Underlying Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Common Stock Risk. Certain Underlying Funds invest in equity securities (such as common stock) that are more volatile and carry more risks than other forms of investment. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Foreign Securities Risk. Certain Underlying Funds invest in foreign securities. An Underlying Fund’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Underlying Fund shares is quoted in U.S. dollars, an Underlying Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

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Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Underlying Fund assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which an Underlying Fund invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate an Underlying Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect an Underlying Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of an Underlying Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair an Underlying Fund’s ability to purchase or sell foreign securities or transfer an Underlying Fund’s assets back into the United States, or otherwise adversely affect the Underlying Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by an Underlying Fund, particularly during periods of market turmoil.

Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When an Underlying Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for an Underlying Fund to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of an Underlying Fund’s trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that an Adviser believes is representative of its full value or that it may even go down in price.

Convertible Securities Risk. Certain Underlying Funds invest in convertible securities. An Underlying Fund’s investments in convertible securities subject the Underlying Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

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Preferred Stock Risk. Certain Underlying Funds invest in preferred stock. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If an Underlying Fund owns a preferred stock on which distributions are deferred, the Underlying Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. Certain Underlying Funds invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, an Underlying Fund will lose its entire investment in such warrant.

Liquidity Risk. The Portfolio and/or an Underlying Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions. The liquidity of the Portfolio’s assets may change over time.

Small and Medium Capitalization Companies Risk. An Underlying Fund may invest in small and medium capitalization companies. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Derivatives Risk. Certain Underlying Funds may invest in derivatives. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives in which the Portfolio or an Underlying Fund may invest include options, futures and swaps. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Underlying Fund’s initial investment. Many derivatives are entered into over-the-counter or OTC (not on an exchange or contract market) and may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. An Underlying Fund may also lose money on a derivative if the counterparty (issuer) fails to pay the amount due. If a counterparty to an OTC derivative were to default on its obligations, the Underlying Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Underlying Fund’s rights as a creditor (e.g., the Underlying Fund may not receive the amount of payments that it is contractually entitled to receive).

An Underlying Fund may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as an Adviser anticipated. The Underlying Fund may incur higher taxes as a result of its investing in derivatives.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Underlying Fund, and thus the Portfolio, to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Underlying Fund’s taxable income or gains, and may limit or prevent the Underlying Fund, and thus the Portfolio, from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. An Underlying Fund’s use of derivatives also may be limited by the requirements for taxation of the Underlying Fund as a regulated investment company.

Manager Risk. The performance of the Portfolio also will depend on whether the Manager is successful in pursuing the Portfolio's investment strategy.

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Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance: Because the Portfolio does not yet have a full calendar year of operations, it does not disclose any performance information in this Prospectus. Once available, you may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

Manager: Saratoga Capital Management, LLC serves as the Portfolio’s Manager.

Portfolio Managers: The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Stephen Ventimiglia	Vice Chairman, Chief Investment Officer and Chief Economist of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.
Bruce E. Ventimiglia	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.
Jonathan W. Ventimiglia	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.

Purchase and Sale of Portfolio Shares: There is generally a $2,500 minimum initial investment for the Portfolio. The minimum subsequent investment in the Trust is $100. There is no minimum subsequent investment for the Portfolio.  There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: MODERATE BALANCED ALLOCATION PORTFOLIO

Investment Objective: The Moderate Balanced Allocation Portfolio seeks total return consisting of capital appreciation and income.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Saratoga Advantage Trust Portfolios. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Reduced Sales Charge” on page 103 of the Portfolio’s Prospectus. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

MODERATE BALANCED ALLOCATION PORTFOLIO
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service Rule 12b-1 Fees	0.25%
Other Expenses	1.96%
Acquired Fund Fees and Expenses (1)	0.63%
Total Annual Portfolio Operating Expenses (before Expense Waiver/Reimbursement)	3.74%
Expense Waiver/Reimbursement	(2.07)%
Total Annual Portfolio Operating Expenses (after Expense Waiver/Reimbursement) (2)	1.67%

(1)      Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the expense cap (defined below). The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

(2)	Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to waive its fees and/or absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Portfolio do not exceed 1.04% of the Portfolio’s average net assets for Class A shares through December 31, 2019 (the “Expense Cap”). This operating expense limitation agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

One Year	Three Years	Five Years	Ten Years
$735	$1,473	$2,229	$4,205

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

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Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance. During the period December 29, 2017 (inception of the Portfolio) through the fiscal year ended August 31, 2018, the Portfolio’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”).

The Portfolio’s manager, Saratoga Capital Management, LLC (the “Manager”) allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. The target allocations are: approximately 20%-82.5% of the Portfolio’s assets to core equity investments; 2.5%-25% to sector equity investments; 6%-65% to fixed income investments; 7%-65% to money market investments; and 3%-35% to alternative investments. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions.

The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Investments in Mutual Funds Risk. The Portfolio invests in Underlying Funds as a primary strategy, so the Portfolio’s investment performance and risks are directly related to the performance and risks of the Underlying Funds. Shareholders will indirectly bear the expenses charged by the Underlying Funds. Because the Manager or its affiliates provide services to and receive fees, including supervision fees, from some of the Saratoga Funds, the Portfolio’s investments in some of the Underlying Funds benefit the Manager and/or its affiliates. In addition, the Portfolio may hold a significant percentage of the shares of an Underlying Fund. As a result, the Portfolio’s investments in an Underlying Fund may create a conflict of interest.

Exchange-Traded Funds Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls.

The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares, especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio, and the listing exchange may halt trading of the ETF's shares.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Underlying Funds, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Fixed-Income Securities Risk. Certain Underlying Funds invest in fixed-income securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

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Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed-income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities. Given that the Federal Reserve has been raising interest rates, the Portfolio may face a heightened level of interest rate risk.

Some of the Underlying Funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Alternative Investment Risk. Alternative investment strategies, which may include, but are not limited to, investing in or having exposure to real estate, commodities, foreign currency, natural resources, MLP and other non-traditional investments, or following event-driven, macro, long-short, market neutral, merger arbitrage, or other tactical investment strategies, may involve complex security types or transactions and/or focus on narrow segments of the market, which may increase and/or magnify the overall risks and volatility associated with these strategies.

Mortgage-Backed Securities and Prepayment Risk. Certain Underlying Funds invest in mortgage-backed securities. Mortgage-backed securities, such as mortgage pass-through securities, have different risk characteristics than traditional debt securities. For example, principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose an Underlying Fund, and thus the Portfolio, to a lower rate of return upon reinvestment of principal.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Manager could reduce an Underlying Fund's yield, increase the volatility of the Underlying Fund and/or cause a decline in net asset value. Mortgage-backed securities are also subject to extension risk, which is the risk that the issuer of such a security pays back the principal of an obligation later than expected, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. In addition, an Underlying Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to an Underlying Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Common Stock Risk. Certain Underlying Funds invest in equity securities (such as common stock) that are more volatile and carry more risks than other forms of investment. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Foreign Securities Risk. Certain Underlying Funds invest in foreign securities. An Underlying Fund’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Underlying Fund shares is quoted in U.S. dollars, an Underlying Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease.

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This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Underlying Fund assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which an Underlying Fund invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate an Underlying Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect an Underlying Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of an Underlying Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair an Underlying Fund’s ability to purchase or sell foreign securities or transfer an Underlying Fund’s assets back into the United States, or otherwise adversely affect the Underlying Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by an Underlying Fund, particularly during periods of market turmoil.

Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When an Underlying Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for an Underlying Fund to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of an Underlying Fund’s trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that an Adviser believes is representative of its full value or that it may even go down in price.

Convertible Securities Risk. Certain Underlying Funds invest in convertible securities. An Underlying Fund’s investments in convertible securities subject the Underlying Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

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Preferred Stock Risk. Certain Underlying Funds invest in preferred stock. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If an Underlying Fund owns a preferred stock on which distributions are deferred, the Underlying Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. Certain Underlying Funds invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, an Underlying Fund will lose its entire investment in such warrant.

Liquidity Risk. The Portfolio and/or an Underlying Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions. The liquidity of the Portfolio’s assets may change over time.

Small and Medium Capitalization Companies Risk. An Underlying Fund may invest in small and medium capitalization companies. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Sector Concentration Risk. Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. To the extent the Portfolio invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. Additionally, some sectors (for example, the financial services and energy sectors, among others) could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Derivatives Risk. Certain Underlying Funds may invest in derivatives. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives in which the Portfolio or an Underlying Fund may invest include options, futures and swaps. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Underlying Fund’s initial investment. Many derivatives are entered into over-the-counter or OTC (not on an exchange or contract market) and may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. An Underlying Fund may also lose money on a derivative if the counterparty (issuer) fails to pay the amount due. If a counterparty to an OTC derivative were to default on its obligations, the Underlying Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Underlying Fund’s rights as a creditor (e.g., the Underlying Fund may not receive the amount of payments that it is contractually entitled to receive).

An Underlying Fund may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as an Adviser anticipated. The Underlying Fund may incur higher taxes as a result of its investing in derivatives.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Underlying Fund, and thus the Portfolio, to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

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In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Underlying Fund’s taxable income or gains, and may limit or prevent the Underlying Fund, and thus the Portfolio, from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. An Underlying Fund’s use of derivatives also may be limited by the requirements for taxation of the Underlying Fund as a regulated investment company.

Manager Risk. The performance of the Portfolio also will depend on whether the Manager is successful in pursuing the Portfolio's investment strategy.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance: Because the Portfolio does not yet have a full calendar year of operations, it does not disclose any performance information in this Prospectus. Once available, you may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

Manager: Saratoga Capital Management, LLC serves as the Portfolio’s Manager.

Portfolio Managers: The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Stephen Ventimiglia	Vice Chairman, Chief Investment Officer and Chief Economist of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.
Bruce E. Ventimiglia	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.
Jonathan W. Ventimiglia	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.

Purchase and Sale of Portfolio Shares: There is generally a $2,500 minimum initial investment for the Portfolio. The minimum subsequent investment in the Trust is $100. There is no minimum subsequent investment for the Portfolio.  There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: MODERATELY AGGRESSIVE BALANCED ALLOCATION PORTFOLIO

Investment Objective: The Moderately Aggressive Balanced Allocation Portfolio seeks total return consisting of capital appreciation and income.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Saratoga Advantage Trust Portfolios. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Reduced Sales Charge” on page 103 of the Portfolio’s Prospectus. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

MODERATELY AGGRESSIVE BALANCED ALLOCATION PORTFOLIO
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service Rule 12b-1 Fees	0.25%
Other Expenses	2.21%
Acquired Fund Fees and Expenses (1)	0.67%
Total Annual Portfolio Operating Expenses (before Expense Waiver/Reimbursement)	4.03%
Expense Waiver/Reimbursement	(2.32)%
Total Annual Portfolio Operating Expenses (after Expense Waiver/Reimbursement) (2)	1.71%

(1)      Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the expense cap (defined below). The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

(2)	Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to waive its fees and/or absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Portfolio do not exceed 1.04% of the Portfolio’s average net assets for Class A shares through December 31, 2019 (the “Expense Cap”). This operating expense limitation agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

One Year	Three Years	Five Years	Ten Years
$739	$1,531	$2,339	$4,428

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

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Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance. During the period December 29, 2017 (inception of the Portfolio) through the fiscal year ended August 31, 2018, the Portfolio had no portfolio turnover.

Principal Investment Strategies: The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”).

The Portfolio’s manager, Saratoga Capital Management, LLC (the “Manager”) allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. The target allocations are: approximately 30%-90% of the Portfolio’s assets to core equity investments; 5%-27.5% to sector equity investments; 3%-60% to fixed income investments; 5%-60% to money market investments; and 3.5%-37.5% to alternative investments. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions.

The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Investments in Mutual Funds Risk. The Portfolio invests in Underlying Funds as a primary strategy, so the Portfolio’s investment performance and risks are directly related to the performance and risks of the Underlying Funds. Shareholders will indirectly bear the expenses charged by the Underlying Funds. Because the Manager or its affiliates provide services to and receive fees, including supervision fees, from some of the Saratoga Funds, the Portfolio’s investments in some of the Underlying Funds benefit the Manager and/or its affiliates. In addition, the Portfolio may hold a significant percentage of the shares of an Underlying Fund. As a result, the Portfolio’s investments in an Underlying Fund may create a conflict of interest.

Exchange-Traded Funds Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value of the particular fund.

As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares, especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio, and the listing exchange may halt trading of the ETF's shares.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Underlying Funds, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Fixed-Income Securities Risk. Certain Underlying Funds invest in fixed-income securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

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When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed-income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities. Given that the Federal Reserve has been raising interest rates, the Portfolio may face a heightened level of interest rate risk.

Some of the Underlying Funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Alternative Investment Risk. Alternative investment strategies, which may include, but are not limited to, investing in or having exposure to real estate, commodities, foreign currency, natural resources, MLP and other non-traditional investments, or following event-driven, macro, long-short, market neutral, merger arbitrage, or other tactical investment strategies, may involve complex security types or transactions and/or focus on narrow segments of the market, which may increase and/or magnify the overall risks and volatility associated with these strategies.

Mortgage-Backed Securities and Prepayment Risk. Certain Underlying Funds invest in mortgage-backed securities. Mortgage-backed securities, such as mortgage pass-through securities, have different risk characteristics than traditional debt securities. For example, principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose an Underlying Fund, and thus the Portfolio, to a lower rate of return upon reinvestment of principal.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Manager could reduce an Underlying Fund's yield, increase the volatility of the Underlying Fund and/or cause a decline in net asset value. Mortgage-backed securities are also subject to extension risk, which is the risk that the issuer of such a security pays back the principal of an obligation later than expected, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. In addition, an Underlying Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to an Underlying Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Common Stock Risk. Certain Underlying Funds invest in equity securities (such as common stock) that are more volatile and carry more risks than other forms of investment. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Foreign Securities Risk. Certain Underlying Funds invest in foreign securities. An Underlying Fund’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Underlying Fund shares is quoted in U.S. dollars, an Underlying Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

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Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Underlying Fund assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which an Underlying Fund invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate an Underlying Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect an Underlying Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of an Underlying Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair an Underlying Fund’s ability to purchase or sell foreign securities or transfer an Underlying Fund’s assets back into the United States, or otherwise adversely affect the Underlying Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by an Underlying Fund, particularly during periods of market turmoil.

Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When an Underlying Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for an Underlying Fund to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of an Underlying Fund’s trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that an Adviser believes is representative of its full value or that it may even go down in price.

Convertible Securities Risk. Certain Underlying Funds invest in convertible securities. An Underlying Fund’s investments in convertible securities subject the Underlying Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

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Preferred Stock Risk. Certain Underlying Funds invest in preferred stock. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If an Underlying Fund owns a preferred stock on which distributions are deferred, the Underlying Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. Certain Underlying Funds invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, an Underlying Fund will lose its entire investment in such warrant.

Liquidity Risk. The Portfolio and/or an Underlying Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions. The liquidity of the Portfolio’s assets may change over time.

Small and Medium Capitalization Companies Risk. An Underlying Fund may invest in small and medium capitalization companies. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Sector Concentration Risk. Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. To the extent the Portfolio invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. Additionally, some sectors (for example, the financial services and energy sectors, among others) could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Derivatives Risk. Certain Underlying Funds may invest in derivatives. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives in which the Portfolio or an Underlying Fund may invest include options, futures and swaps. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Underlying Fund’s initial investment. Many derivatives are entered into over-the-counter or OTC (not on an exchange or contract market) and may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. An Underlying Fund may also lose money on a derivative if the counterparty (issuer) fails to pay the amount due. If a counterparty to an OTC derivative were to default on its obligations, the Underlying Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Underlying Fund’s rights as a creditor (e.g., the Underlying Fund may not receive the amount of payments that it is contractually entitled to receive).

An Underlying Fund may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as an Adviser anticipated. The Underlying Fund may incur higher taxes as a result of its investing in derivatives.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Underlying Fund, and thus the Portfolio, to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

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In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Underlying Fund’s taxable income or gains, and may limit or prevent the Underlying Fund, and thus the Portfolio, from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. An Underlying Fund’s use of derivatives also may be limited by the requirements for taxation of the Underlying Fund as a regulated investment company.

Manager Risk. The performance of the Portfolio also will depend on whether the Manager is successful in pursuing the Portfolio's investment strategy.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance: Because the Portfolio does not yet have a full calendar year of operations, it does not disclose any performance information in this Prospectus. Once available, you may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

Manager: Saratoga Capital Management, LLC serves as the Portfolio’s Manager.

Portfolio Managers: The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Stephen Ventimiglia	Vice Chairman, Chief Investment Officer and Chief Economist of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.
Bruce E. Ventimiglia	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.
Jonathan W. Ventimiglia	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.

Purchase and Sale of Portfolio Shares: There is generally a $2,500 minimum initial investment for the Portfolio. The minimum subsequent investment in the Trust is $100. There is no minimum subsequent investment for the Portfolio.  There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: AGGRESSIVE BALANCED ALLOCATION PORTFOLIO

Investment Objective: The Aggressive Balanced Allocation Portfolio seeks total return consisting of capital appreciation and income.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Saratoga Advantage Trust Portfolios. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Reduced Sales Charge” on page 103 of the Portfolio’s Prospectus. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

AGGRESSIVE BALANCED ALLOCATION PORTFOLIO
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service Rule 12b-1 Fees	0.25%
Other Expenses	2.25%
Acquired Fund Fees and Expenses (1)	0.64%
Total Annual Portfolio Operating Expenses (before Expense Waiver/Reimbursement)	4.04%
Expense Waiver/Reimbursement	(2.36)%
Total Annual Portfolio Operating Expenses (after Expense Waiver/Reimbursement) (2)	1.68%

(1)      Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the expense cap (defined below). The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

(2)	Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to waive its fees and/or absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Portfolio do not exceed 1.04% of the Portfolio’s average net assets for Class A shares through December 31, 2019 (the “Expense Cap”). This operating expense limitation agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

One Year	Three Years	Five Years	Ten Years
$736	$1,530	$2,340	$4,433

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

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Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance. During the period December 29, 2017 (inception of the Portfolio) through the fiscal year ended August 31, 2018, the Portfolio’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”).

The Portfolio’s manager, Saratoga Capital Management, LLC (the “Manager”) allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. The target allocations are: approximately 35%-95% of the Portfolio’s assets to core equity investments; 7.5%-30% to sector equity investments; 2%-55% to fixed income investments; 2.5%-55% to money market investments; and 4%-40% to alternative investments. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Investments in Mutual Funds Risk. The Portfolio invests in Underlying Funds as a primary strategy, so the Portfolio’s investment performance and risks are directly related to the performance and risks of the Underlying Funds. Shareholders will indirectly bear the expenses charged by the Underlying Funds. Because the Manager or its affiliates provide services to and receive fees, including supervision fees, from some of the Saratoga Funds, the Portfolio’s investments in some of the Underlying Funds benefit the Manager and/or its affiliates. In addition, the Portfolio may hold a significant percentage of the shares of an Underlying Fund. As a result, the Portfolio’s investments in an Underlying Fund may create a conflict of interest.

Exchange-Traded Funds Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds.

In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares, especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio, and the listing exchange may halt trading of the ETF's shares.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Underlying Funds, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

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Fixed-Income Securities Risk. Certain Underlying Funds invest in fixed-income securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed-income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities. Given that the Federal Reserve has been raising interest rates, the Portfolio may face a heightened level of interest rate risk.

Some of the Underlying Funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Alternative Investment Risk. Alternative investment strategies, which may include, but are not limited to, investing in or having exposure to real estate, commodities, foreign currency, natural resources, MLP and other non-traditional investments, or following event-driven, macro, long-short, market neutral, merger arbitrage, or other tactical investment strategies, may involve complex security types or transactions and/or focus on narrow segments of the market, which may increase and/or magnify the overall risks and volatility associated with these strategies.

Mortgage-Backed Securities and Prepayment Risk. Certain Underlying Funds invest in mortgage-backed securities. Mortgage-backed securities, such as mortgage pass-through securities, have different risk characteristics than traditional debt securities. For example, principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose an Underlying Fund, and thus the Portfolio, to a lower rate of return upon reinvestment of principal.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Manager could reduce an Underlying Fund's yield, increase the volatility of the Underlying Fund and/or cause a decline in net asset value. Mortgage-backed securities are also subject to extension risk, which is the risk that the issuer of such a security pays back the principal of an obligation later than expected, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. In addition, an Underlying Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to an Underlying Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Common Stock Risk. Certain Underlying Funds invest in equity securities (such as common stock) that are more volatile and carry more risks than other forms of investment. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

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Foreign Securities Risk. Certain Underlying Funds invest in foreign securities. An Underlying Fund’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Underlying Fund shares is quoted in U.S. dollars, an Underlying Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Underlying Fund assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which an Underlying Fund invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate an Underlying Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect an Underlying Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of an Underlying Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair an Underlying Fund’s ability to purchase or sell foreign securities or transfer an Underlying Fund’s assets back into the United States, or otherwise adversely affect the Underlying Fund’s operations.

Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by an Underlying Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When an Underlying Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for an Underlying Fund to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of an Underlying Fund’s trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that an Adviser believes is representative of its full value or that it may even go down in price.

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Convertible Securities Risk. Certain Underlying Funds invest in convertible securities. An Underlying Fund’s investments in convertible securities subject the Underlying Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Certain Underlying Funds invest in preferred stock. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If an Underlying Fund owns a preferred stock on which distributions are deferred, the Underlying Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. Certain Underlying Funds invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option.

If a warrant is not exercised by the date of its expiration, an Underlying Fund will lose its entire investment in such warrant.

Liquidity Risk. The Portfolio and/or an Underlying Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions. The liquidity of the Portfolio’s assets may change over time.

Small and Medium Capitalization Companies Risk. An Underlying Fund may invest in small and medium capitalization companies. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Sector Concentration Risk. Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. To the extent the Portfolio invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. Additionally, some sectors (for example, the financial services and energy sectors, among others) could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Derivatives Risk. Certain Underlying Funds may invest in derivatives. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives in which a Portfolio or an Underlying Fund may invest include options, futures and swaps. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Underlying Fund’s initial investment. Many derivatives are entered into over-the-counter or OTC (not on an exchange or contract market) and may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. An Underlying Fund may also lose money on a derivative if the counterparty (issuer) fails to pay the amount due. If a counterparty to an OTC derivative were to default on its obligations, the Underlying Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Underlying Fund’s rights as a creditor (e.g., the Underlying Fund may not receive the amount of payments that it is contractually entitled to receive).

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An Underlying Fund may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as an Adviser anticipated. The Underlying Fund may incur higher taxes as a result of its investing in derivatives.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Underlying Fund, and thus the Portfolio, to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Underlying Fund’s taxable income or gains, and may limit or prevent the Underlying Fund, and thus the Portfolio, from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy.

An Underlying Fund’s use of derivatives also may be limited by the requirements for taxation of the Underlying Fund as a regulated investment company.

Manager Risk. The performance of the Portfolio also will depend on whether the Manager is successful in pursuing the Portfolio's investment strategy.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance: Because the Portfolio does not yet have a full calendar year of operations, it does not disclose any performance information in this Prospectus. Once available, you may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

Manager: Saratoga Capital Management, LLC serves as the Portfolio’s Manager.

Portfolio Managers: The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Stephen Ventimiglia	Vice Chairman, Chief Investment Officer and Chief Economist of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.
Bruce E. Ventimiglia	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.
Jonathan W. Ventimiglia	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.

Purchase and Sale of Portfolio Shares: There is generally a $2,500 minimum initial investment for the Portfolio. The minimum subsequent investment in the Trust is $100. There is no minimum subsequent investment for the Portfolio.  There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Investment Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $50,000 in The Saratoga Advantage Trust Portfolios. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Reduced Sales Charge” on page 103 of the Portfolio’s Prospectus. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

U.S. Government Money Market Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.475%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	0.685%
Total Annual Portfolio Operating Expenses	1.56%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$725	$1,039	$1,376	$2,325

Principal Investment Strategies: The Portfolio will invest at least 80% of its assets in high quality, short-term U.S. government securities. In addition, in order to qualify as a “government money market fund” under the rules governing money market funds, the Portfolio has adopted a policy to invest 99.5% or more of its total assets in cash, U.S. government securities and/or repurchase agreements that are collateralized fully by cash and U.S. government securities. The Adviser seeks to maintain the Portfolio's share price at $1.00. The share price remaining stable at $1.00 means that the Portfolio would preserve the principal value of your investment. The U.S. government securities that the Portfolio may purchase include:

•	U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. government.
•	Securities issued by agencies and instrumentalities of the U.S. government, which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration.
•	Securities issued by agencies and instrumentalities, which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Department of the Treasury (the “Treasury”) to meet their obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Bank. Fannie Mae and Freddie Mac each may borrow from the Treasury to meet their obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.
•	Securities issued by agencies and instrumentalities, which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

In addition, the Portfolio may invest in repurchase agreements collateralized by securities issued by the U.S. government, its agencies and instrumentalities.

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By operating as a government money market fund, the Portfolio is exempt from requirements relating to the imposition of a liquidity fee and/or temporary redemption gates. While the Portfolio’s Board of Trustees may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. Shares of the Portfolio are not bank deposits and an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The Manager has no legal obligation to provide financial support to the Portfolio, and you should not expect that the Manager will provide financial support to the Portfolio at any time.

Credit and Interest Rate Risk. A principal risk of investing in the Portfolio is associated with its U.S. government securities investments which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. Given that the Federal Reserve has been raising interest rates, the Portfolio may face a heightened level of interest rate risk. Repurchase agreements involve a greater degree of credit risk.

Government-Sponsored Enterprises Risk. U.S. government-sponsored enterprises are not backed by the full faith and credit of the U.S. government. There is the risk that the U.S. government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Portfolio, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Money Market Fund Regulation. The Securities and Exchange Commission (“SEC”) recently adopted changes to the rules that govern money market funds. The Portfolio intends to operate as a "government money market fund," which allows the Portfolio to continue to seek a stable net asset value ("NAV"). “Government money market funds,” which are money market funds that invest in cash, U.S. government securities and/or repurchase agreements that are collateralized fully, are exempt from the requirement to consider imposing a redemption fee or suspending redemptions at certain liquidity levels.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s current 7-day yield by calling toll free 1-800-807-FUND.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

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During the periods shown in the bar chart, the highest return for a calendar quarter was 0.51% (quarter ended March 31, 2008) and the lowest return for a calendar quarter was 0.00% (quarter ended June 30, 2017). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio’s Class A shares was 0.31%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
U.S. Government Money Market Portfolio:	-5.63%	-1.15%	-0.47%
90 Day T-Bills	0.84%	0.24%	0.34%
Index: (Reflects no deduction for fees, expenses or taxes)
Lipper U.S. Treasury Money Market Index	0.44%	0.10%	0.19%

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: CLS Investments, LLC (“CLS” or the “Adviser”) has served as Adviser to the Portfolio since August 2011. CLS utilizes a team approach for management of the Portfolio. Marc Pfeffer, Senior Portfolio Manager of CLS, Rusty Vanneman, CFA, Chief Investment Officer of CLS and Jackson Lee, CFA, Portfolio Manager of CLS, each serve as portfolio managers for the Portfolio. Mr. Pfeffer has been a portfolio manager of the Portfolio since its inception. Messrs. Vanneman and Lee have served as portfolio managers of the Portfolio since September 2018.

Purchase and Sale of Portfolio Shares: There is no minimum initial investment for the Portfolio and generally there is a $2,500 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100. There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: INVESTMENT QUALITY BOND PORTFOLIO

Investment Objective: The Investment Quality Bond Portfolio seeks current income and reasonable stability of principal.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $50,000 in The Saratoga Advantage Trust Portfolios. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Reduced Sales Charge” on page 103 of the Portfolio’s Prospectus. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

Investment Quality Bond Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	0.99%
Acquired Fund Fees and Expenses (1)	0.05%
Total Annual Portfolio Operating Expenses	1.99%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”). Acquired Fund Fees and Expenses are estimated for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$765	$1,164	$1,586	$2,759

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 112% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (the “Underlying Funds”).

The Portfolio will normally invest at least 80% of its total assets in Underlying Funds which invest in investment grade fixed-income securities or mortgage pass-through securities rated within the four highest grades by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch Inc. (“Fitch”) or, if not rated, securities considered by an Underlying Fund’s adviser to be of comparable quality. In deciding which Underlying Funds to buy, hold or sell in pursuing the Portfolio’s investment objective, the Manager considers economic developments, interest rate trends and performance history of an Underlying Fund’s management team, among other factors. The average maturity of the securities held by an Underlying Fund will generally range from three to ten years. Mortgage pass-through securities are mortgage-backed securities that represent a participation interest in a pool of residential mortgage loans originated by the United States government or private lenders such as banks.

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They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

An Underlying Fund may invest in mortgage pass-through securities that are issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Ginnie Mae securities are backed by the full faith and credit of the United States government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the United States government, but they have the right to borrow from the U.S. Department of the Treasury (the “Treasury”) to meet their obligations, although the Treasury is not legally required to extend credit to the agencies/instrumentalities.

Private mortgage pass-through securities also can be Underlying Fund investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. government agency, the securities generally are structured with one or more type of credit enhancement.

In addition, the Portfolio may invest up to 5% of its net assets in Underlying Funds that invest in fixed-income securities of any grade, including those that are rated lower than investment grade at the time of purchase, commonly known as “junk bonds.”

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio’s share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Investments in Mutual Funds Risk. The Portfolio invests in Underlying Funds as a primary strategy, so the Portfolio’s investment performance and risks are directly related to the performance and risks of the Underlying Funds. Shareholders will indirectly bear the expenses charged by the Underlying Funds. In addition, a Portfolio may hold a significant percentage of the shares of an Underlying Fund. As a result, a Portfolio’s investments in an Underlying Fund may create a conflict of interest because a situation could occur where an action for a Portfolio could be adverse to the interest of an Underlying Fund or vice versa.

Exchange-Traded Funds Risk (ETF). Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value (“NAV”) of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. Further, the Portfolio may invest in leveraged ETFs without limit. The more the Portfolio invests in leveraged ETFs, the more this leverage will magnify any losses on those investments. The Portfolio will not invest in leveraged ETFs as a principal investment strategy. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the NAV of the shares, especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio, and the listing exchange may halt trading of the ETF's shares.

Fixed-Income Securities Risk. Principal risks of investing in the Portfolio are associated with the Underlying Fund’s investments in fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed-income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities. Given that the Federal Reserve has been raising interest rates, the Portfolio may face a heightened level of interest rate risk.

Certain Underlying Funds may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity.

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Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Mortgage-Backed Securities and Prepayment Risk. Certain Underlying Funds invest in mortgage-backed securities. Mortgage-backed securities, such as mortgage pass-through securities, have different risk characteristics than traditional debt securities. For example, principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose an Underlying Fund, and thus the Portfolio, to a lower rate of return upon reinvestment of principal.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Manager could reduce an Underlying Fund's yield, increase the volatility of the Underlying Fund and/or cause a decline in NAV. Mortgage-backed securities are also subject to extension risk, which is the risk that the issuer of such a security pays back the principal of an obligation later than expected, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. In addition, an Underlying Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to an Underlying Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Manager believes is representative of its full value or that it may even go down in price.

Liquidity Risk. The Portfolio and/or an Underlying Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions. The liquidity of the Portfolio’s assets may change over time.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Management Risk. The performance of the Portfolio also will depend on whether the Manager is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

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ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.38% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -1.63% (quarter ended June 30, 2013). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio’s Class A shares was -1.01%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Investment Quality Bond Portfolio:
Return Before Taxes	-5.45%	-1.11%	1.11%
Return After Taxes on Distributions	-5.92%	-1.56%	0.39%
Return After Taxes on Distributions and Sale of Portfolio Shares	-2.95%	-0.97%	0.65%
Indices: (Reflects no deduction for fees, expenses or taxes)
Barclays Intermediate U.S. Government/Credit Bond Index	1.14%	0.92%	2.70%
Lipper Short-Intermediate Investment Grade Debt Funds Index	2.25%	1.44%	3.06%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Portfolio Managers: The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Stephen Ventimiglia	Vice Chairman, Chief Investment Officer and Chief Economist of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.
Bruce E. Ventimiglia	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.
Jonathan W. Ventimiglia	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.

Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $2,500 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

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Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: MUNICIPAL BOND PORTFOLIO

Investment Objective: The Municipal Bond Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $50,000 in The Saratoga Advantage Trust Portfolios. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Reduced Sales Charge” on page 103 of the Portfolio’s Prospectus. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

Municipal Bond Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	3.35%
Acquired Fund Fees and Expenses (1)	0.07%
Total Annual Portfolio Operating Expenses	4.37%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”). Acquired Fund Fees and Expenses are estimated for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$988	$1,822	$2,667	$4,826

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 104% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (the “Underlying Funds”).

As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Manager generally invests the Portfolio's assets in Underlying Funds that invest in municipal obligations. There are no maturity limitations on the securities held by the Underlying Funds. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio's investment objective, the Manager has considerable leeway in deciding which Underlying Funds it buys, holds or sells on a day-to-day basis. The Underlying Fund’s adviser will invest primarily in municipal bonds rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Inc. ("Fitch") or, if not rated, of comparable quality in the opinion of an Underlying Fund’s adviser.

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An Underlying Fund may invest without limit in municipal obligations such as private activity bonds that pay interest income subject to the "alternative minimum tax," although the Portfolio does not currently expect to invest more than 20% of its total assets in such instruments. Some shareholders may have to pay tax on distributions of this income from the Portfolio. Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes and commercial paper are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. An Underlying Fund's municipal obligation investments may include zero coupon securities, which are purchased at a discount and make no interest payments until maturity.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Investments in Mutual Funds Risk. The Portfolio invests in Underlying Funds as a primary strategy, so the Portfolio’s investment performance and risks are directly related to the performance and risks of the Underlying Funds. Shareholders will indirectly bear the expenses charged by the Underlying Funds. In addition, a Portfolio may hold a significant percentage of the shares of an Underlying Fund. As a result, a Portfolio’s investments in an Underlying Fund may create a conflict of interest because a situation could occur where an action for a Portfolio could be adverse to the interest of an Underlying Fund or vice versa.

Exchange-Traded Funds Risk (ETF). Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value (“NAV”) of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. Further, the Portfolio may invest in leveraged ETFs without limit. The more the Portfolio invests in leveraged ETFs, the more this leverage will magnify any losses on those investments. The Portfolio will not invest in leveraged ETFs as a principal investment strategy. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the NAV of the shares, especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio, and the listing exchange may halt trading of the ETF's shares.

Municipal Bond Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Portfolio’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.

Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Portfolio could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Portfolio’s investments. In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Portfolio’s investments.

Credit and Interest Rate Risk. An Underlying Fund may be subject to credit and interest rate risks. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance projects in sectors such as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project. Lease obligations may have risks not normally associated with general obligation or other revenue bonds.

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Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Given that the Federal Reserve has been raising interest rates, the Portfolio may face a heightened level of interest rate risk. Longer term bonds and zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest. Generally, the longer the average duration of the bonds in the Portfolio, the more the Portfolio’s share price will fluctuate in response to interest rate changes.

An Underlying Fund is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of its portfolio securities to fall substantially.

Investments in municipal bonds in the fourth highest grade are considered speculative. The ratings of municipal bonds do not ensure the stability or safety of an Underlying Fund’s, and thus the Portfolio’s, investments.

Zero-Coupon Bond Risk. The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically.

Tax Risk. There is no guarantee that the Portfolio's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after an Underlying Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Portfolio to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value. An Underlying Fund may invest without limit in municipal obligations that pay interest income subject to the “alternative minimum tax,” although the Portfolio does not currently expect to invest more than 20% of its total assets in such instruments.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Manager believes is representative of its full value or that it may even go down in price.

Liquidity Risk. The Portfolio and/or an Underlying Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions. The liquidity of the Portfolio’s assets may change over time.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Management Risk. The performance of the Portfolio also will depend on whether the Manager is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

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ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.85% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -3.62% (quarter ended December 31, 2016). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio’s Class A shares was -2.57%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Municipal Bond Portfolio:
Return Before Taxes	-3.97%	-1.25%	0.31%
Return After Taxes on Distributions	-4.11%	-1.88%	-0.28%
Return After Taxes on Distributions and Sale of Portfolio Shares	-2.25%	-1.10%	0.08%
Indices: (Reflects no deduction for fees, expenses or taxes)
Barclays Municipal Bond Index	5.45%	3.02%	4.46%
Lipper Intermediate Municipal Debt Funds Index	4.39%	2.26%	3.62%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Portfolio Managers: The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Stephen Ventimiglia	Vice Chairman, Chief Investment Officer and Chief Economist of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.
Bruce E. Ventimiglia	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.
Jonathan W. Ventimiglia	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.

Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $2,500 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

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Tax Information: Dividends and capital distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: LARGE CAPITALIZATION VALUE PORTFOLIO

Investment Objective: The Large Capitalization Value Portfolio seeks total return consisting of capital appreciation and dividend income.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $50,000 in The Saratoga Advantage Trust Portfolios. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Reduced Sales Charge” on page 103 of the Portfolio’s Prospectus. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

Large Capitalization Value Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	0.56%
Total Annual Portfolio Operating Expenses	1.61%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$729	$1,054	$1,401	$2,376

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 100% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in a diversified portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or greater at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stock and warrants. In determining which securities to buy, hold or sell, the Portfolio’s Adviser focuses its investment selection on finding high quality companies with compelling valuations, measurable catalysts to unlock value and above-average long-term earnings growth potential. In general, the Adviser looks for companies that have value-added product lines to help preserve pricing power, a strong history of free cash flow generation, strong balance sheets, competent management with no record of misleading shareholders and financially sound customers. Independent research is used to produce estimates for future earnings, which are inputs into the Adviser’s proprietary valuation model. The Adviser focuses its investments where it has a differentiated view and there exists, in its view, significant price appreciation potential to its estimate of the stocks’ intrinsic value.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

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Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Value Style Investing Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are lower than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Portfolio’s return may be adversely affected during market downturns and when value stocks are out of favor.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

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ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.63% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -24.02% (quarter ended December 31, 2008). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio’s Class A shares was -0.14%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Large Capitalization Value Portfolio:
Return Before Taxes	2.03%	9.93%	2.91%
Return After Taxes on Distributions	-0.10%	9.34%	2.59%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.42%	7.80%	2.23%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500®/Citigroup Value Index	15.36%	14.24%	6.80%
Morningstar Large Value Average	15.94%	13.33%	6.92%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: M.D. Sass Investors Services, Inc. (“M.D. Sass” or the “Adviser”) has served as the Adviser to the Portfolio since August 2008. The Portfolio is managed by a team of portfolio analysts. The members of the team who have primary responsibility for the day-to-day management of the Portfolio are Martin D. Sass, who is Chairman and Chief Executive Officer of M.D. Sass and Ari Sass, who is President of M.D. Sass. Mr. Martin D. Sass formed M.D. Sass in 1972 and has served the Portfolio as Portfolio Manager since August 2008 and Co-Portfolio Manager since January 2018. Mr. Ari Sass has served as Co-Portfolio Manager since January 2018.

Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $2,500 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: LARGE CAPITALIZATION GROWTH PORTFOLIO

Investment Objective: The Large Capitalization Growth Portfolio seeks capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $50,000 in The Saratoga Advantage Trust Portfolios. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Reduced Sales Charge” on page 103 of the Portfolio’s Prospectus. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

Large Capitalization Growth Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	0.49%
Total Annual Portfolio Operating Expenses	1.54%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$723	$1,033	$1,366	$2,304

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 74% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in a portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or more.  Equity securities include common stocks, preferred stocks, securities convertible into common stock and warrants.

The Adviser employs quantitative and qualitative analysis that seeks to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser’s selection process consists of three steps. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics, designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, capital structure and financial quality. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities.

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When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Growth Style Investing Risk. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Portfolio’s performance may suffer.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

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ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.77% (quarter ended September 30, 2010) and the lowest return for a calendar quarter was -27.01% (quarter ended December 31, 2008). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio’s Class A shares was 20.02%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Large Capitalization Growth Portfolio:
Return Before Taxes	22.41%	15.09%	7.64%
Return After Taxes on Distributions	20.69%	12.27%	6.08%
Return After Taxes on Distributions and Sale of Portfolio Shares	14.07%	11.32%	5.76%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500®/Citigroup Growth Index	27.44%	17.00%	9.99%
Morningstar Large Growth Average	27.67%	15.29%	8.31%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Smith Group Asset Management (“Smith Group” or the “Adviser”) has served as the Adviser to the Portfolio since December 29, 2015.  Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer of the Adviser and John D. Brim, CFA, President and Senior Portfolio Manager of the Adviser, are co-portfolio managers responsible for the day-to-day management of the Portfolio.  Prior to founding the Adviser in 1995, Mr. Smith held a number of senior investment positions at Bank of America.  Mr. Brim joined the Adviser in March 1998, and prior to that he was a manager within the institutional investment consulting group of Deloitte & Touche, LLP.

Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $2,500 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: MID CAPITALIZATION PORTFOLIO

Investment Objective: The Mid Capitalization Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $50,000 in The Saratoga Advantage Trust Portfolios. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Reduced Sales Charge” on page 103 of the Portfolio’s Prospectus. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

Mid Capitalization Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	0.70%
Acquired Fund Fees and Expenses (1)	0.23%
Total Annual Portfolio Operating Expenses	2.08%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$774	$1,189	$1,629	$2,847

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in equity securities of companies traded on U.S. exchanges or over-the-counter (“OTC”) markets that have a total market capitalization of between $1 billion and $15 billion at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may also invest in equity securities of foreign companies.

The Adviser invests in medium capitalization companies with a focus on total return using a bottom-up value oriented investment process. The Adviser seeks companies with the following characteristics, although not all of the companies it selects will have these attributes:

• companies earning a positive economic margin with stable-to-improving returns;

• companies valued at a discount to their asset value; and

• companies with an attractive dividend yield and minimal basis risk.

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In selecting investments, the Adviser generally employs the following strategy:

• value-driven investment philosophy that selects stocks selling at attractive values based upon business fundamentals, economic margin analysis, discounted cash flow models and historical valuation multiples. The Adviser reviews companies that it believes are out-of-favor or misunderstood;

• use of value-driven screens to create a research universe of companies with market capitalizations of at least $1 billion; and

• use of fundamental and risk analysis to construct a portfolio of securities that the Adviser believes has an attractive return potential.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Small and Medium Capitalization Companies Risk. The Portfolio may also invest in small and medium capitalization companies. Investing in small and medium capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

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Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures.  Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes.  Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class A shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges.

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If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.08% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -22.38% (quarter ended September 30, 2011). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio’s Class A shares was 3.86%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Mid Capitalization Portfolio
Return Before Taxes	6.47%	10.80%	6.72%
Return After Taxes on Distributions	4.49%	8.22%	5.47%
Return After Taxes on Distributions and Sale of Portfolio Shares	5.22%	8.12%	5.20%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell Midcap® Index	18.52%	14.96%	9.11%
Morningstar Mid Capitalization Blend Average	15.93%	13.28%	7.86%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson” or the “Adviser”) has served as the Adviser to the Portfolio since April 2006. The Portfolio is advised by Vaughan Nelson’s Mid Cap Value team which consists of portfolio managers and analysts. The portfolio managers on the team that are jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis G. Alff, CFA (lead portfolio manager), Chad D. Fargason, PhD, Chris D. Wallis, CFA and Scott J. Weber, CFA. Dennis G. Alff, Senior Portfolio Manager, joined Vaughan Nelson in April 2006. Dr. Fargason, Senior Portfolio Manager, has been associated with Vaughan Nelson since 2013 and has served the Portfolio as a Senior Portfolio Manager since November 2013; prior to joining Vaughan Nelson, Dr. Fargason was a Director at KKR & Co. from 2003 to 2013. Chris D. Wallis CEO/CIO has been associated with Vaughan Nelson since 1999. Scott J. Weber, Senior Portfolio Manager, has been associated with Vaughan Nelson since 2003. Messrs. Alff and Wallis have served the Portfolio as Senior Portfolio Managers since April 2006. Mr. Weber has served the Portfolio as Senior Portfolio Manager since November 2006.

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Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $2,500 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: SMALL CAPITALIZATION PORTFOLIO

Investment Objective: The Small Capitalization Portfolio seeks maximum capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $50,000 in The Saratoga Advantage Trust Portfolios. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Reduced Sales Charge” on page 103 of the Portfolio’s Prospectus. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

Small Capitalization Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	0.89%
Total Annual Portfolio Operating Expenses	1.94%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$761	$1,149	$1,562	$2,709

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 115% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in common stocks of companies whose stock market capitalizations fall within the range of capitalizations in the Russell 2000® Index. The market capitalization range of the Russell 2000® Index at September 30, 2018 was $23 million to $7.3 billion. The Russell 2000® Index is reconstituted annually at the midpoint of the calendar year. The Portfolio will also occasionally invest a portion of its assets in mid-cap stocks that are small relative to their industries that the Adviser believes have compelling valuations and fundamentals, and it will not immediately sell a security that was bought as a small-cap stock but through appreciation has become a mid-cap stock. In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined "bottom-up" approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested. Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities.

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When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Small Capitalization Companies Risk. The Portfolio's investments in small and medium capitalization companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter (“OTC”) market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing its securities. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value (“NAV”) than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions. Small capitalization companies may have returns that can vary, occasionally significantly, from the market in general. In addition, small capitalization companies may not pay a dividend.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class A shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

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During the periods shown in the bar chart, the highest return for a calendar quarter was 18.53% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -22.56% (quarter ended December 31, 2008). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio’s Class A shares was 7.12%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Small Capitalization Portfolio:
Return Before Taxes	8.53%	8.29%	5.38%
Return After Taxes on Distributions	8.53%	5.33%	3.64%
Return After Taxes on Distributions and Sale of Portfolio Shares	4.83%	6.03%	4.01%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell 2000® Index	14.65%	14.12%	8.71%
Morningstar Small Blend Average	12.28%	12.99%	8.13%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Zacks Investment Management, Inc. (“Zacks” or the “Adviser”) has served as the Portfolio’s Adviser since August 2015. Mitchel Zacks has primary responsibility for the day-to-day management of the Portfolio. Mr. Zacks, who joined the Adviser in 1996, is a Managing Director and Portfolio Manager. Mr. Zacks has written two books on quantitative investment strategies.

Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $2,500 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: INTERNATIONAL EQUITY PORTFOLIO

Investment Objective: The International Equity Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $50,000 in The Saratoga Advantage Trust Portfolios. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Reduced Sales Charge” on page 103 of the Portfolio’s Prospectus. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

International Equity Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	1.54%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Portfolio Operating Expenses (before Expense Reduction/Reimbursement)	2.70%
Expense Reduction/Reimbursement	(1.04)%
Total Annual Portfolio Operating Expenses (after Expense Reduction/Reimbursement) (2)	1.66%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the expense cap (defined below). The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

(2) Pursuant to an operating expense limitation agreement between the Manager, Smith Group Asset Management (“Smith Group”) and the Portfolio (the “Operating Expense Limitation Agreement”), the Manager and Smith Group have agreed to waive their fees and/or Smith Group has agreed to absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Portfolio do not exceed 1.65% of the Portfolio’s average net assets for Class A shares, through December 31, 2019 ( the “Expense Cap”). The Operating Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager and Smith Group are permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived and Portfolio expenses they paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$734	$1,272	$1,835	$3,361

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 130% of the average value of its portfolio.

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Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in the equity securities of companies located outside of the United States. Equity securities consist of common stock and other securities such as depositary receipts. Under normal market conditions, at least 65% of the Portfolio's assets will be invested in securities of issuers located in at least three foreign countries (generally in excess of three), which may include countries with developing and emerging economies. The Adviser seeks to purchase reasonably valued stocks it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser utilizes a three step process in stock selection. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics, designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, capital structure and financial quality. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. A stock is sold when it no longer meets the Adviser’s criteria.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures.  Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities.

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When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel.

There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class A shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

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During the periods shown in the bar chart, the highest return for a calendar quarter was 22.56% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -23.98% (quarter ended September 30, 2011). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio’s Class A shares was -7.20%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
International Equity Portfolio:
Return Before Taxes	11.43%	0.55%	-3.05%
Return After Taxes on Distributions	11.43%	0.46%	-3.22%
Return After Taxes on Distributions and Sale of Portfolio Shares	6.47%	0.42%	-2.26%
Index: (Reflects no deduction for fees, expenses or taxes)
MSCI ACWI EX-USA Index	27.19%	6.80%	1.84%
Morningstar Foreign Large Blend Average	25.12%	7.27%	1.79%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Smith Group Asset Management (“Smith Group” or the “Adviser”) has served as the Adviser to the Portfolio since February 20, 2018. Stephanie Jones, CPA, Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer of the Adviser and John D. Brim, CFA, President and Senior Portfolio Manager of the Adviser, are co-portfolio managers responsible for the day-to-day management of the Portfolio. Ms. Jones joined the Adviser in February 2010 and prior to that she was an Equity Analyst for Cimarron Asset Management, LLC. Prior to founding the Adviser in 1995, Mr. Smith held a number of senior investment positions at Bank of America. Mr. Brim joined the Adviser in March 1998, and prior to that he was a manager within the institutional investment consulting group of Deloitte & Touche, LLP.

Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $2,500 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: HEALTH & BIOTECHNOLOGY PORTFOLIO

Investment Objective: The Health & Biotechnology Portfolio seeks long-term capital growth.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $50,000 in The Saratoga Advantage Trust Portfolios. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Reduced Sales Charge” on page 103 of the Portfolio’s Prospectus. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

Health & Biotechnology Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	0.65%
Total Annual Portfolio Operating Expenses	2.30%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$795	$1,252	$1,734	$3,059

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. and foreign healthcare companies and biotechnology companies, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants.  The Adviser utilizes a top-down investment approach focused on long-term economic trends. The Adviser begins with the overall outlook for the economy, then seeks to identify specific industries with attractive characteristics and long-term growth potential. Ultimately, the Adviser seeks to identify high-quality companies within the selected industries and to acquire them at attractive prices. The Adviser’s stock selection process is based on an analysis of individual companies’ fundamental values, such as earnings growth potential and the quality of corporate management.

Companies described as Health Care Equipment and Supplies, Health Care Provider Services, Pharmaceutical or Biotechnology Companies under the North American Industry Classification System are considered healthcare or biotechnology companies for purposes of investment by the Portfolio. These companies are principally engaged in: the design, manufacture or sale of products or services used for or in connection with health, medical, or personal care such as medical, dental and optical supplies or equipment; research and development of pharmaceutical products and services; the operation of healthcare facilities such as hospitals, clinical test laboratories and convalescent and mental healthcare facilities; and the design, manufacture, or sale of healthcare-related products and services, research, development, manufacture or distribution of products and services relating to human health care, pharmaceuticals, agricultural and veterinary applications and the environment; and manufacturing and/or distributing biotechnological and biomedical products, devices or instruments or provide materials, products or services to the foregoing companies.

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Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the healthcare and biotechnology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to, and move in unison with, one another. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a healthcare company's market value and/or share price. Biotechnology companies are affected by patent considerations, intense competition, rapid technology change and obsolescence and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and have thinly-traded securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market.

If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability.

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In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time.  International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency.  Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies.

Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

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Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with a healthcare index. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS – CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 14.59% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -15.47% (quarter ended December 31, 2008). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio’s Class A shares was 8.83%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Health & Biotechnology Portfolio
Return Before Taxes	5.53%	12.44%	10.04%
Return After Taxes on Distributions	1.67%	9.75%	8.71%
Return After Taxes on Distributions and Sale of Portfolio Shares	6.27%	9.73%	8.19%
Indices:(Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	21.83%	15.79%	8.50%
S&P 500® Healthcare Index	20.00%	15.62%	8.85%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Oak Associates, ltd. (“Oak Associates” or the “Adviser”) has served as the Adviser to the Portfolio since July 2005. Mark W. Oelschlager, Portfolio Manager, is responsible for the day-to-day management of the Portfolio.  Mr. Oelschlager, CFA, is Co-Chief Investment Officer and a Portfolio Manager at Oak Associates, which he joined in 2000. Mr. Oelschlager has served the Portfolio as Portfolio Manager since July 2005.

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Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $2,500 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Investment Objective: The Technology & Communications Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $50,000 in The Saratoga Advantage Trust Portfolios. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Reduced Sales Charge” on page 103 of the Portfolio’s Prospectus. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

Technology & Communications Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	0.50%
Total Annual Portfolio Operating Expenses	2.15%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$781	$1,209	$1,663	$2,915

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in equity securities issued by technology and communications companies, both domestic and foreign, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio may invest up to 25% of its total assets in foreign companies. The Portfolio defines a "technology company" as an entity in which at least 50% of the company's revenues or earnings were derived from technology activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Technology companies may include, among others, companies that are engaged in the research, design, development or manufacturing of technology products. These companies include, among others, those in the Internet, medical, pharmaceutical, manufacturing, computer software and hardware industries. The Portfolio defines a "communications company" as an entity in which at least 50% of the company's revenues or earnings were derived from communications activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year.

Communications activities may include, among others, regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer software and hardware; semiconductors; mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; emerging technologies combining telephone, television and/or computer systems; and Internet and network equipment and services.

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In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings, valuation, competitive advantages and management.

When market or financial conditions warrant, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the information, communications and related technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. Many technology companies sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many technology companies have very high price/earnings ratios, high price volatility and high personnel turnover due to severe labor shortages for skilled technology professionals.

Emerging Technology Sector Risk. Because of its narrow focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the emerging technology and general technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition.

In some cases, there are some emerging technology companies that sell stock before they have a commercially viable product and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many emerging technology companies have very high price/earnings ratios, high price volatility and high personnel turnover due to severe labor shortages for skilled emerging technology professionals.

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Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time.  International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency.  Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies.

Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

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Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance. The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for the past 1, 5, and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 24.14% (quarter ended September 30, 2010) and the lowest return for a calendar quarter was -23.43% (quarter ended December 31, 2008). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio’s Class A shares was 17.85%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Technology & Communications Portfolio
Return Before Taxes	20.40%	16.64%	11.26%
Return After Taxes on Distributions	18.19%	14.08%	9.94%
Return After Taxes on Distributions and Sale of Portfolio Shares	13.36%	12.90%	9.06%
Indices:(Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	21.83%	15.79%	8.50%
Lipper Science & Technology Funds Index	37.13%	19.36%	10.52%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

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After-tax returns may be higher than before- tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Oak Associates, ltd. (“Oak Associates” or the “Adviser”) has served as the Adviser to a portion of the Portfolio since August 2011 through December 28, 2015. As of December 29, 2015, Oak Associates is the sole Adviser to the Portfolio. Mark W. Oelschlager, CFA and Robert D. Stimpson, CFA are responsible for the day-to-day management of the Portfolio. They have served as portfolio managers to the Portfolio since August 2011. Mr. Oelschlager joined Oak Associates in 2000 and serves as Co-Chief Investment Officer and Portfolio Manager. Mr. Stimpson joined Oak Associates in 2001 and also serves as a Portfolio Manager.

Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $2,500 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: FINANCIAL SERVICES PORTFOLIO

Investment Objective: The Financial Services Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $50,000 in The Saratoga Advantage Trust Portfolios. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Reduced Sales Charge” on page 103 of the Portfolio’s Prospectus. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

Financial Services Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	2.18%
Total Annual Portfolio Operating Expenses	3.83%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$938	$1,677	$2,433	$4,403

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in U.S. and foreign equity securities issued by financial services companies, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants. Up to 20% of the Portfolio’s total assets may be invested in U.S. and foreign securities outside of financial companies.

The Adviser employs quantitative and qualitative analysis that seeks to identify reasonably valued, high quality financial services companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser’s selection process consists of three steps. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality and capital structure. The valuation framework includes, but is not limited to, analysis of price to earnings, price to sales, price to book, cash held to price and various cash flow ratios. Valuation methodology is industry-specific within the financial services sector. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

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A "Financial services company," for purposes of Portfolio investments, is defined as an entity in which at least 50% of the company's revenues or earnings were derived from financial services activities based upon the company's most recent fiscal year, or at least 50% of the company's assets were devoted to such activities based on the company's most recent fiscal year or any company which is included in the S&P Financial Sector Index. Financial services companies provide financial services to consumers and industry. Examples of companies in the financial services sector include commercial banks, investment banks, savings and loan associations, thrifts, finance companies, brokerage and advisory firms, transaction and payroll processors, insurance companies, real estate and leasing companies, and companies that span across these segments and service providers whose revenue is largely derived from the financial services sector. Under Securities and Exchange Commission (“SEC”) regulations, the Portfolio may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the financial services industry. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. The Portfolio is more vulnerable to price fluctuations of financial services companies and other factors that particularly affect financial services companies than a more broadly diversified mutual fund. In particular, the prices of stock issued by many financial services companies have historically been more closely correlated with changes in interest rates than other stocks. Generally, when interest rates go up, stock prices of these companies go down. This relationship may not continue in the future.

Financial services companies are subject to extensive government regulation which tends to limit both the amount and types of loans and other financial commitments the company can make, and the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company's ability to make financial commitments such as loans.

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Insurance companies in which the Portfolio invests may also have an impact on the Portfolio's performance as insurers may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events.

For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates. The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Portfolio.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time.  International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures.  Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency.  Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities.

Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

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Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class A shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.36% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -31.75% (quarter ended December 31, 2008). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio’s Class A shares was -3.64%.

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AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Financial Services Portfolio
Return Before Taxes	12.38%	11.11%	-0.17%
Return After Taxes on Distributions	12.38%	11.11%	-0.17%
Return After Taxes on Distributions and Sale of Portfolio Shares	7.00%	8.85%	-0.13%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	21.83%	15.79%	8.50%
Lipper Financial Services Funds Index	15.12%	15.97%	4.62%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Smith Group Asset Management (“Smith Group” or the “Adviser”) has served as the Adviser to the Portfolio since December 29, 2015.  Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer of the Adviser and John D. Brim, CFA, President and Senior Portfolio Manager of the Adviser, are co-portfolio managers responsible for the day-to-day management of the Portfolio.  Prior to founding the Adviser in 1995, Mr. Smith held a number of senior investment positions at Bank of America.  Mr. Brim joined the Adviser in March 1998, and prior to that he was a manager within the institutional investment consulting group of Deloitte & Touche, LLP.

Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $2,500 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: ENERGY & BASIC MATERIALS PORTFOLIO

Investment Objective: The Energy & Basic Materials Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $50,000 in The Saratoga Advantage Trust Portfolios. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Reduced Sales Charge” on page 103 of the Portfolio’s Prospectus. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

Energy & Basic Materials Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	2.28%
Total Annual Portfolio Operating Expenses	3.93%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$948	$1,705	$2,478	$4,486

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in equity securities issued by U.S. and foreign Energy and Basic Materials Companies, regardless of their stock market value (or “market capitalization”). The Portfolio utilizes the Standard & Poor’s classification system for purposes of determining whether a company is an “Energy or Basic Materials Company.” Standard & Poor’s maintains a proprietary classification system similar to the North American Industry Classification System, which classifies companies according to industry sectors and groups. Companies classified as Energy or Basic Materials Companies by Standard & Poor’s are involved in the exploration, development, production, refining or distribution of oil, natural gas, coal and uranium, the construction or provision of oil rigs, drilling equipment and other energy related services and equipment, basic materials such as metals, minerals, chemicals, water, forest product, precious metals, glass and industrial gases or provide materials, products or services to such companies. Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants. Standard & Poor’s classifications are utilized to identify sectors.

The Adviser employs quantitative and qualitative analysis that seeks to identify reasonably valued, high quality companies within the energy and basic materials sectors. The Adviser’s selection process incorporates a multi-factor valuation framework, capital structure and financial quality analysis. The valuation framework includes, but is not limited to, analysis of price to earnings, price to sales, price to book and price to operating cash flow. Valuation methodology is industry-specific within the energy and basic materials sectors. This process produces a list of eligible companies which are then subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

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Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the energy and basic materials industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Companies in the energy and basic materials sector are subject to swift fluctuations in supply and demand. These fluctuations may be caused by events relating to international political and economic developments, energy conservation, the success of exploration projects, the environmental impact of energy and basic materials operations and tax and other governmental regulatory policies. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time.

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International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes.

Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

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Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class A shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge.

Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS – CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 23.92% (quarter ended December 31, 2010) and the lowest return for a calendar quarter was -32.69% (quarter ended December 31, 2008). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio’s Class A shares was 5.03%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Energy & Basic Materials Portfolio
Return Before Taxes	2.17%	-1.63%	-3.01%
Return After Taxes on Distributions	2.17%	-1.63%	-3.85%
Return After Taxes on Distributions and Sale of Portfolio Shares	1.23%	-1.23%	-2.35%
Indices:(Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	21.83%	15.79%	8.50%
Lipper Natural Resources Funds Index	-6.04%	0.16%	-2.11%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Smith Group Asset Management (“Smith Group” or the “Adviser”) has served as the Adviser to the Portfolio since December 29, 2015. Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer of the Adviser, John D. Brim, CFA, President and Senior Portfolio Manager of the Adviser and Stephanie C. Jones, CPA, Portfolio Manager of the Adviser, are co-portfolio managers responsible for the day-to-day management of the Portfolio.  Prior to founding the Adviser in 1995, Mr. Smith held a number of senior investment positions at Bank of America.  Mr. Brim joined the Adviser in March 1998, and prior to that he was a manager within the institutional investment consulting group of Deloitte & Touche, LLP. Ms. Jones joined the Adviser in February 2010, prior to that she was an Equity Analyst at Cimarron Asset Management, LLC from 2006 to 2010.

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Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $2,500 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS

Principal Investment Strategies for U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio and Energy & Basic Materials Portfolio (the “Saratoga Portfolios”)

This section provides additional information relating to each Portfolio's investment strategies.

INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio referenced in the discussion of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. The Portfolios’ investment objective and strategies are non-fundamental (unless otherwise indicated) and may be changed by the Board without the approval of the Portfolios’ shareholders.

DEFENSIVE INVESTING. The Portfolios are intended primarily as vehicles for the implementation of a long-term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor's investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Manager or the Adviser of a Portfolio, upon the concurrence of the Manager, may take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede the Manager or an Adviser's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed.

FORWARD CURRENCY CONTRACTS. Certain Portfolios’ investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. A Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities or securities it may purchase and the currencies in which they are determined or to gain exposure to currencies underlying various securities or financial instruments.

DERIVATIVES AND OTHER STRATEGIES. Each of the Portfolios may invest in options, futures, foreign securities, foreign currencies and other derivatives (collectively, "Derivative Transactions"), and may enter into certain types of short sales. If these practices are used by a Portfolio, the intent would be primarily to hedge the Portfolio's holdings. For example, a Portfolio may purchase or sell options contracts on equity securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio. Or, a Portfolio may purchase or sell stock index futures contracts and might purchase put options or write call options on such futures contracts to protect against a general stock market decline or decline in a specific market sector that could adversely affect the Portfolio's holdings.

Investing for hedging purposes may result in certain transaction costs, which may reduce a Portfolio's performance. In addition, no assurances can be given that hedging will be implemented or that each derivative position will achieve a perfect correlation with the security or currency being hedged against.

PARTICIPATION NOTES. The International Equity Portfolio may invest in participation notes (“P-Notes”).

EXCHANGE-TRADED FUNDS. The Health & Biotechnology Portfolio, Technology & Communications Portfolio, International Equity Portfolio, Mid Capitalization Portfolio and Energy & Basic Materials Portfolio may invest up to 10% of their net assets in shares of various ETFs. No more than 5% of a Portfolio’s net assets will be invested in any one ETF. Each of these Portfolios may count investments in ETFs towards their 80% investment policy.

REAL ESTATE INVESTMENT TRUSTS AND FOREIGN REAL ESTATE COMPANIES. Real estate investment trusts (“REITs”) and foreign real estate companies pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A shareholder, by investing in REITs and foreign real estate companies indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs.

MONEY MARKET FUNDS. Each Portfolio’s cash balances may be invested in money market funds.

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Principal Investment Strategies for Conservative Balanced Allocation Portfolio, Moderately Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio and Aggressive Balanced Allocation Portfolio (the “Asset Allocation Portfolios”)

This section provides additional information relating to each Asset Allocation Portfolio's investment strategies.

The Asset Allocation Portfolios described in this Prospectus are “funds of funds.” Each Asset Allocation Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Asset Allocation Portfolios are designed to provide investors access to five distinct asset allocation strategies that vary in composition from more “conservative” strategies that typically have higher weightings in fixed-income and money market instruments to more “aggressive” strategies typically have higher weightings in equity and alternative instruments. The target allocations for each Asset Allocation Portfolio are discussed in the “PORTFOLIO SUMMARY – Principal Investment Strategies” section with respect to each portfolio above. In constructing the Asset Allocation Portfolios, the Manager currently allocates assets among the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. These investment categories may be changed by the Manager in the future. Exposure and diversification to such investment categories is achieved primarily by investing in the Underlying Funds.

Currently, the Saratoga Funds eligible for investments by the Manager include:

Core Equity

•	Large Capitalization Growth Portfolio
•	Large Capitalization Value Portfolio
•	Mid Capitalization Portfolio
•	Small Capitalization Portfolio
•	International Equity Portfolio

Sector Equity

•	Health & Biotechnology Portfolio
•	Technology & Communications Portfolio
•	Financial Services Portfolio
•	Energy & Basic Materials Portfolio
•	James Alpha Global Real Estate Investments Portfolio

Fixed Income

•	Investment Quality Bond Portfolio
•	Municipal Bond Portfolio

Money Market

•	U.S. Government Money Market Portfolio

Alternative Investments

•	James Alpha Macro Portfolio
•	James Alpha Multi Strategy Alternative Income Portfolio

A brief description of the Saratoga Funds not included in this Prospectus can be found in Appendix B.

Principal Risks of Investing in the Portfolios

As with any mutual fund, it is possible to lose money by investing in a Portfolio. There is no assurance that a Portfolio will achieve its investment objective. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in a Portfolio.

This section provides information relating to risks of investing in the Portfolios or in Underlying Funds in addition to the principal risks described previously. The risks set forth below are applicable to a Portfolio only to the extent that a Portfolio or an Underlying Fund invests in the investment described. FOREIGN SECURITIES. The Portfolio’s or an Underlying Fund's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk.

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While the price of Portfolio or Underlying Fund shares is quoted in U.S. dollars, the Portfolio or an Underlying Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio or Underlying Fund assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio or an Underlying Fund invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s or an Underlying Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time.  International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s or an Underlying Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes.  Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s or an Underlying Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency.  Any of these actions could severely affect security prices, impair the Portfolio’s or an Underlying Fund’s ability to purchase or sell foreign securities or transfer a Portfolio’s or an Underlying Fund’s assets back into the U.S., or otherwise adversely affect the Portfolio’s or an Underlying Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio or an Underlying Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio or an Underlying Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio or an Underlying Fund to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s or an Underlying Fund’s trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

EMERGING MARKETS RISK. Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization, accounting standards and transparency and regulatory oversight in emerging market economies is generally less than in more developed markets. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Certain investments may take more than seven days to settle. Such differences include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to a Portfolio.

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Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.

JUNK BONDS. A Portfolio's or an Underlying Fund’s investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser or the Underlying Fund’s adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio or an Underlying Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios or an Underlying Fund to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's or an Underlying Fund’s net asset value (“NAV”).

MUNICIPAL BOND RISK. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease the Portfolio’s income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Municipal bonds may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back spending, and lower income tax revenue as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Portfolio could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Portfolio (or an Underlying Fund) to sell the security at the time and the price that normally prevails in the market.

In addition to being downgraded, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the Portfolio (or an Underlying Fund) invests. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Portfolio’s investments. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

CREDIT RISK. The issuers of fixed income instruments in which the Underlying Fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Underlying Fund invests in bonds related below investment-grade bonds (junk bonds). An issuer's securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

INTEREST RATE RISK. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an Underlying Fund’s performance.

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OPTIONS AND FUTURES RISK. If a Portfolio or an Underlying Fund invests in options and/or futures, its participation in these markets would subject the Portfolio or an Underlying Fund to certain risks. An Adviser's predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio or an Underlying Fund (e.g., a reduction in the Portfolio's or Underlying Fund’s NAV or a reduction in the amount of income available for distribution) may leave the Portfolio or the Underlying Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be OTC options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD CURRENCY CONTRACTS. A Portfolio's or an Underlying Fund’s participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Portfolio's or the Underlying Fund’s investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's or the Underlying Fund’s volatility and may involve a significant risk.

DERIVATIVES RISK. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives primarily used by a Portfolio and/or the Underlying Funds include options, futures and swaps. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. In the case of over-the-counter (“OTC”) derivatives, they may be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. The Portfolio or Underlying Fund could lose more than the cash amount invested in derivatives.

Certain derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Portfolio or Underlying Fund. If a counterparty were to default on its obligations, the Portfolio’s or Underlying Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s or Underlying Fund’s rights as a creditor (e.g., the Portfolio or Underlying Fund may not receive the amount of payments that it is contractually entitled to receive). Central clearing and exchange trading of certain derivatives are designed to reduce counterparty and liquidity risk, but they do not eliminate those risks completely.

The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. In the case of OTC derivatives, they may be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. The Underlying Fund could lose more than the cash amount invested in derivatives.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Portfolio or Underlying Fund to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s or Underlying Fund’s taxable income or gains, and may limit or prevent the Portfolio or Underlying Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio or Underlying Fund to change its investment strategy. The Portfolio’s or Underlying Fund’s use of derivatives also may be limited by the requirements for taxation of the Portfolio or Underlying Fund as a regulated investment company.

SPECIAL RISKS OF FUTURES. The liquidity of the futures market generally depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Portfolio or an Underlying Fund. Even a well-conceived futures transaction may be unsuccessful due to market events.

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SPECIAL RISKS OF SWAPS. Certain swap transactions are structured as over-the-counter two-party contracts and are therefore often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) and certain SEC and Commodity Futures Trading Commission (“CFTC”) rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio or Underlying Fund costs and expenses and could adversely affect the Portfolio’s or an Underlying Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

SPECIAL RISKS OF OPTIONS. If the Portfolio or an Underlying Fund sells (writes) a put option, there is risk that the Portfolio or Underlying Fund may be required to buy the underlying investment at a disadvantageous price. If the Portfolio or Underlying Fund sells (writes) a call option, there is risk that the Portfolio or Underlying Fund may be required to sell the underlying investment at a disadvantageous price. If the Portfolio or Underlying Fund purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless. Options can involve economic leverage, which could result in these investments experiencing greater volatility than other investments, which could increase the volatility of the Portfolio or Underlying Fund.

SPECIAL RISKS OF FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. The cost to the Portfolio of engaging in forward foreign currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions. Because forward foreign currency contracts are usually entered into on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance. While forward foreign currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

PARTICIPATION NOTES. P-Notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security.

P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, subjecting a Portfolio or an Underlying Fund to counterparty risk. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate.

As the purchaser of a P-Note, a Portfolio is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the Portfolio or Underlying Fund would lose its investment. The risk that a Portfolio or an Underlying Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Portfolio or Underlying Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities.

Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Portfolio or an Underlying Fund. The ability of a Portfolio or an Underlying Fund to value its securities becomes more difficult and the judgment in the application of fair value procedures may play a greater role in the valuation of the Portfolio’s or an Underlying Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Portfolio or an Underlying Fund to accurately assign a daily value to such securities.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. Certain Portfolios and/or Underlying Funds may invest in companies with small and/or medium market capitalizations. Market capitalization refers to the total market value of the outstanding stock of a company.

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Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Small and medium capitalization companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Small and medium capitalization companies are often traded in the OTC market, and the low market liquidity of these securities may have an adverse effect on the ability of a Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger capitalization securities or the stock market in general. This also may impede the Portfolio's or an Underlying Fund’s ability to obtain market quotations based on actual trades in order to value the Portfolio's or Underlying Fund’s securities.

Small and medium capitalization securities may have returns that can vary, occasionally significantly, from the market in general. In addition, small and medium capitalization companies may not pay a dividend. Although income may not be a primary goal of a Portfolio or an Underlying Fund, dividends can cushion returns in a falling market.

MICRO CAP COMPANIES. Certain Portfolios and/or Underlying Funds may invest in companies with micro capitalizations. Micro capitalization stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Micro capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Portfolio realizes a gain, if any, on an investment in a micro capitalization company.

CONVERTIBLE SECURITIES. Certain Portfolios and/or Underlying Funds may invest a portion of their assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

PORTFOLIO TURNOVER. The frequency of a Portfolio's or an Underlying Fund’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's or an Underlying Fund’s performance.

ZERO-COUPON SECURITIES RISK. The market value of a zero-coupon security is generally more volatile than the market value of an interest-paying security, and is more likely to respond to a greater degree to changes in interest rates and credit quality than other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year, even though the holder receives no interest payment on the bond during the year. Each Underlying Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon bonds) to its shareholders each year to maintain its status as a regulated investment company and to eliminate tax at the Underlying Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. An Underlying Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the Underlying Fund’s expenses could otherwise be allocated and may reduce the Underlying Fund’s (and thus the Portfolio’s) rate of return.

EXCHANGE-TRADED FUNDS RISK. Shares of ETFs have many of the same risks as direct investments in securities. In addition, their market value is expected to rise and fall as the value of the underlying index or portfolio securities rises and falls. The market value of their shares may differ from the net asset value of the particular fund and shares may trade at a price above their NAV (premium) or below their NAV (discount), especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF's operating expenses and transaction costs. As a shareholder in an ETF (as with other investment companies), if a Portfolio invests in shares of ETFs it would bear its ratable share of that entity's expenses.

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At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which a Portfolio may invest may be leveraged. As a result, the Portfolio may be indirectly exposed to leverage through an investment in such securities. The Portfolios will not invest in leveraged ETFs as a principal investment strategy. An investment in securities of other investment companies and ETFs that use leverage may expose the Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished. ETFs generally have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the Investment Company of 1940 Act, as amended (the “1940 Act”). The market prices of ETF shares will fluctuate, in some cases materially, in response to changes in the ETF’s NAV and supply and demand for shares. Differences between secondary market prices and the value of an ETF’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the ETF at a particular time. While the creation/redemption feature of ETFs is designed to make it likely that shares normally will trade close to the value of an ETF’s holdings, disruptions to creations and redemptions, including disruptions at market makers, authorized participants (“APs”) or market participants, or during periods of market volatility, may result in trading prices that differ significantly from the value of an ETF’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of ETF shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, an ETF may have a limited number of financial institutions that may act as APs or market makers. If those APs exit the business or are unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral), and no other AP is able to step forward to create and redeem in either of these cases, an ETF’s shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in ETF shares.

The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to an ETF’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest. In addition, the securities held by an ETF may be traded in markets that close at a different time than the NYSE. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the ETF shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in an ETF’s NAV. The bid-ask spread varies over time for shares of an ETF based on the ETF’s trading volume and market liquidity, and is generally lower if the ETF has substantial trading volume and market liquidity, and higher if the ETF has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).

An ETF’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the ETF, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. In addition, transactions by large shareholders may account for a large percentage of the trading volume of an ETF and may, therefore, have a material effect on the market price of the ETF’s shares.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes. Generally, the longer the average duration of the bonds in a Portfolio, the more the Portfolio’s share price will fluctuate in response to interest rate changes. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. For example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by a Portfolio and, in turn, a Portfolio’s susceptibility to changes in interest rates.

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REAL ESTATE INVESTMENT TRUSTS AND FOREIGN REAL ESTATE COMPANIES. REITs and foreign real estate companies expose a Portfolio or an Underlying Fund to the risks of the real estate market. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies, competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. REITs and foreign real estate companies may also be affected by risks similar to those associated with investment in debt securities, including changes in interest rates and the quality of credit extended. REITs and foreign real estate companies require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. The failure of a company to qualify as a REIT could have adverse consequences for a Portfolio, including significantly reducing return to a Portfolio on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, defaults on or sales of investments the REIT holds could reduce the cash flow needed to make distributions to investors. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

FUND OF FUNDS RISK. To the extent that a Portfolio’s or an Underlying Fund’s exposure is achieved through investments in Underlying Funds, the Portfolio’s performance will depend on such funds and it will be subject to the risks of the Underlying Funds. There can be no assurance that the Underlying Funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The Underlying Funds may change their investment objectives, policies or practices without the approval of the Portfolios or the Underlying Fund, which may cause the Portfolio or the Underlying Fund to withdraw its investments therein at a disadvantageous time.

MORTGAGE- AND ASSET-BACKED SECURITIES RISK. Certain Underlying Funds may invest in mortgage and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Underlying Fund may reinvest these early payments at lower interest rates, thereby reducing the Underlying Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile as the value of most mortgage- and asset-backed securities tends to vary inversely with changes in interest rates (i.e., as interest rates increase, the value of the securities decrease). Securities may be prepaid at a price less than the original purchase value.

BONDS/FIXED INCOME SECURITIES. If a security is given different ratings by different nationally recognized statistical rating organizations, the Manager and/or the Portfolios’ adviser considers the security’s rating to be the highest rating of the ratings.

Investments in Mutual Funds Risk. Certain Portfolios may invest in Underlying Funds as a primary strategy, so a Portfolio’s performance is directly related to the performance of the Underlying funds. A Portfolio’s net asset value will change with the value of the Underlying Funds and changes in the markets where the Underlying Funds invest. Because the Manager or its affiliates provide services to and receive fees, including supervision fees, from some of the Saratoga Funds, some of the investments in a Portfolio benefit the Manager and/or its affiliates. In addition, a Portfolio may hold a significant percentage of the shares of an Underlying Fund. As a result, a Portfolio’s investments in an Underlying Fund may create a conflict of interest because a situation could occur where an action for a Portfolio could be adverse to the interest of an Underlying Fund or vice versa.

LIQUIDITY RISK. Certain Portfolios may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager and/or Sub-Adviser otherwise deems liquid could become illiquid before the Portfolio can exit its positions. The liquidity of the Portfolio’s assets may change over time.

COMMON STOCK RISK. Certain Underlying Funds invest their net assets in common stocks. Common stocks represent an ownership interest in a company. Common stocks are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Portfolio may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers.

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The common stocks in which an Underlying Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

GOVERNMENT-SPONSORED ENTERPRISES RISK. U.S. government-sponsored enterprises are not backed by the full faith and credit of the U.S. government. There is the risk that the U.S. government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Portfolio, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

EQUITY SECURITIES RISK. Certain Portfolios are subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks and market trends risk. A Portfolio’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities.

EXCHANGE-TRADED NOTE (“ETN”) RISK. Generally, ETNs are structured as senior, unsecured notes in which an issuer such as a bank agrees to pay a return based on the target commodity index less any fees. ETNs are synthetic instruments that allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bond and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange (“NYSE”)) during normal trading hours. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the unavailability of a secondary market At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs are subject to the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or assets remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the referenced underlying market or assets. ETNs are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio. When a Portfolio invests in exchange-traded notes it will bear its proportionate share of any fees and expenses borne by the ETN, which may cause the Portfolio’s operating expenses to be higher and its performance to be lower.

Principal Risks of Investing in the Asset Allocation Portfolios

In addition to the Principal Risks above, the Asset Allocation Portfolios are subject to the following Principal Risks:

BONDS/FIXED INCOME SECURITIES. If a security is given different ratings by different nationally recognized statistical rating organizations, the Asset Allocation Portfolios’ adviser considers the security’s rating to be the highest rating of the ratings. The Portfolios do not seek to maintain a set duration with respect to their investments in fixed income investments and any duration target may change. The Underlying Funds may target a range of durations in connection with their investment strategies. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “five years” means that a security’s or portfolio’s price would be expected to decrease by approximately 5% with a 1% increase in interest rates (assuming a parallel shift in yield curve).

SOVEREIGN DEBT RISK. The Portfolio may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to: cash flow problems; the extent of its foreign currency reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; the general economic environment of a country; the government debtor’s policy towards the International Monetary Fund and the political and social constraints to which a government debtor may be subject. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Portfolio may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts.

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INVESTMENT AND MARKET RISK. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Underlying Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

ISSUER RISK. The value of an issuer’s securities that are held in an Underlying Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

ALTERNATIVE INVESTMENT RISK. Certain Asset Allocation Funds may use alternative investment strategies. Alternative investment strategies, which may include, but are not limited to, investing in or having exposure to real estate, commodities, foreign currency, natural resources, MLP and other non-traditional investments, or following event-driven, macro, long-short, market neutral, merger arbitrage, or other tactical investment strategies, may involve complex security types or transactions and/or focus on narrow segments of the market, which may increase and/or magnify the overall risks and volatility associated with these strategies.

COUNTERPARTY RISK. Individually negotiated or OTC derivative instruments in which an Underlying Fund may invest such as OTC swaps and options, are subject to counterparty risk, which is the risk that the other party to a contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Underlying Fund. James Alpha Advisors, LLC (“James Alpha”) attempts to mitigate this risk by not entering into transactions with any counterparty that the James Alpha believes does not have the financial resources to honor its obligations under the transaction and by monitoring the financial stability of counterparties.

SECTOR CONCENTRATION RISK. Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. To the extent a Portfolio invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. Additionally, some sectors (for example, the financial services and energy sectors, among others) could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

COMMODITIES RISK. An Underlying Fund or its subsidiary may invest in commodity-linked investments that may subject it to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Also, ETFs and certain other commodity- linked derivative investments may subject the Underlying Fund and its subsidiary to leveraged market exposure for commodities.

HEDGE FUND RISK. Certain Underlying Funds may invest in private investment funds, or “hedge funds,” which pursue alternative investment strategies. Certain investment instruments and techniques that a hedge fund may use are speculative and involve a high degree of risk. Because of the speculative nature of a hedge fund’s investments and trading strategies, the Underlying Fund may suffer a significant or complete loss of its invested capital in one or more hedge funds. In addition to the Underlying Fund’s direct fees and expenses, shareholders will also bear, indirectly, fees and expenses charged by the underlying hedge funds, which are often greater than the Underlying Fund’s fees and expenses. In addition, interests in a hedge fund are typically less liquid than shares of a registered investment companies such as an Underlying Fund and, therefore, the Underlying Fund may be unable to sell its shares in the hedge fund at a desirable time or price.

MLP RISK. Certain Underlying Funds invest in master limited partnerships (“MLPs”) An MLP is a public limited partnership or limited liability company. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over- the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation.

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The managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP. Investments in MLPs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by MLPs in which it invests. Such expenses are not reflected in the above fee table. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Certain MLPs may operate in, or have exposure to, the energy sector. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations.

MLP TAX RISK. MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Underlying Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of the Portfolio’s investment in the Underlying Fund and lower income.

PRIVATE EQUITY RISK. The Portfolio may invest in instruments that provide exposure to private equity strategies, including direct or indirect investments in mezzanine debt and leveraged buyout strategies. The risks an Underlying Fund may face when investing in private equity-related investments, including the possible illiquidity of such investments and the risk that the companies in which a private equity firm invests its capital do not survive (which would decrease the value of the firm or the fund it creates and, consequently, the value of the Underlying Fund’s private equity-related investments). Investments in private equity instruments are subject to additional risks, including liquidity risk, valuation risk, legal and regulatory risks and tax risk. Private equity-related investments may include illiquid securities that the Portfolio is unable to sell at the preferred time or price and could lose its entire investment in such securities.

Private equity-related investments are subject to valuation risk partly because there is little or no publicly available information about private companies. These instruments are usually highly illiquid and may have restrictions on redemptions. In addition, recent economic events have given rise to a political climate that may result in private equity investments becoming subject to increased regulatory scrutiny and/or entirely new legal, tax or regulatory regimes both within the United States and in other countries in which the Portfolio may directly or indirectly invest. The Portfolio’s private equity-related investments may be adversely affected as a result of new or revised legislation, or regulations imposed by the Securities and Exchange Commission (“SEC”), Commodity Futures Trading Commission (“CFTC”), Internal Revenue Service (“IRS”), Federal Reserve, other U.S. or non-U.S. tax or governmental regulatory authorities or self-regulatory organizations that supervise the financial markets.

Structurally, mezzanine debt usually ranks subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Due to the higher risk profile and often less restrictive covenants of mezzanine loans as compared to senior loans, mezzanine loans sometimes earn a higher return than senior secured loans. Typically, mezzanine debt has elements of both debt and equity instruments, offering fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants.

LEVERAGE RISK. Leverage exists when an Underlying Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, written options and derivatives. An Underlying Fund may mitigate leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk.

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To the extent that an Underlying Fund is not able to close out a leveraged position because of market illiquidity, the Underlying Fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate Underlying Fund positions when it may not be advantageous to do so. Leveraging may cause an Underlying Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Underlying Fund’s portfolio securities. There can be no assurance that an Underlying Fund’s leverage strategies will be successful. Certain investments, such as ETFs, may include “embedded” leverage, which means the ETF pays a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of an Underlying Fund, and thus a Portfolio.

VALUE STYLE INVESTING RISK. Certain Underlying Funds may use a “value” style investment strategy. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are lower than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, an Underlying Fund’s return may be adversely affected during market downturns and when value stocks are out of favor.

GROWTH STYLE INVESTING RISK. Certain Underlying Funds may use a “growth” style investment strategy. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, an Underlying Fund’s performance may suffer.

QUANTITATIVE STRATEGY RISK. Certain Underlying Funds may use quantitative mathematical models that rely on patterns inferred from historical prices and other financial data in evaluating prospective investments. However, most quantitative models cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact the performance of the Underlying Fund. Further, as market dynamics shift over time, a previously highly successful model may become outdated. Moreover, there are an increasing number of market participants who rely on quantitative mathematical models. These models may be similar to those used by the Underlying Fund, which may result in a substantial number of market participants taking the same action with respect to an investment and some of these market participants may be substantially larger than the Underlying Fund.

SHORT SALES RISK. Short sales involve selling a security the Portfolio does not own in anticipation that the security’s price will decline. If an Underlying Fund sells short a security that it does not own and the security increases in value, the Underlying Fund will pay a higher price to repurchase the security and thereby incur a loss. A short position in a security poses more risk than holding the same security long. It is possible that the market value of the securities the Underlying Fund holds in long positions will decline at the same time that the market value of the securities the Portfolio has sold short increases, thereby increasing the Underlying Fund’s potential volatility. The more the Underlying Fund pays, the more it will lose on the transaction, which adversely affects its share price. The loss on a long position is limited to what the Underlying Fund originally paid for the security together with any transaction costs. As there is no limit on how much the price of the security can increase, the Underlying Fund’s exposure is theoretically unlimited.

In order to establish a short position in a security, the Underlying Fund must borrow the security from a broker. The Underlying Fund may not always be able to borrow a security the Underlying Fund seeks to sell short at a particular time or at an acceptable price. As such, there is a risk that the Underlying Fund may be unable to implement its investment strategy due to a lack of available securities or for other reasons. The Underlying Fund normally closes a short sale of securities that it does not own by purchasing an equivalent number of shares of the borrowed security on the open market and delivering them to the broker. The Underlying Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Underlying Fund may be prematurely forced to close out a short position if the broker demands the return of the borrowed security. The Portfolio incurs a loss if the Underlying Fund is required to buy the security at a time when the security has appreciated in value from the date of the short sale.

Until the Underlying Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Underlying Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Underlying Fund’s ability to access the segregated collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract and the Underlying Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Underlying Fund may obtain only a limited recovery or may obtain no recovery in these circumstances.

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The Underlying Fund will incur increased transaction costs associated with selling securities short. In addition, taking short positions results in a form of leverage which creates special risks discussed above.

SUBSIDIARY RISK. Certain Underlying Funds may invest through a wholly-owned subsidiary (the “Cayman Subsidiary”). The Cayman Subsidiary, unlike the Underlying Fund, may invest without limitation in commodity-linked derivatives. By investing in the Cayman Subsidiary, the Underlying Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The derivatives and other investments held by the Cayman Subsidiary are generally similar to those that are permitted to be held by the Underlying Fund and are subject to the same risks that apply to similar investments if held directly by the Underlying Fund. There can be no assurance that the investment objective of the Cayman Subsidiary will be achieved. The Cayman Subsidiary is not registered under 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Accordingly, the Underlying Fund, as the sole investor in the Cayman Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Underlying Fund and/or the Cayman Subsidiary to operate as described in the Underlying Fund’s prospectus and the statement of additional information and could adversely affect the Cayman Subsidiary and the Underlying Fund and its shareholders, including a Portfolio. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax or withholding tax on the subsidiary. If this were to change, the subsidiary may have to pay such taxes and Underlying Fund shareholders will experience decreased returns.

Additionally, as a regulated investment company, each Underlying Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Each Underlying Fund that invests in a Cayman Subsidiary expects to treat the income it derives from the Cayman Subsidiary as qualifying income based on the principles underlying a number of private letter rulings provided to third-parties not associated with the Underlying Fund. However, an Underlying Fund is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS recently issued proposed regulations that, if finalized, would generally treat an Underlying Fund’s income inclusion with respect to a Cayman Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Cayman Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. If the IRS were to change its position with respect to the conclusions reached in these private letter rulings, the income and gains from an Underlying Fund’s investment in a Cayman Subsidiary might be non-qualifying income, and there is a possibility such change in position might be applied to the Underlying Fund retroactively, in which case the Underlying Fund might not qualify as a regulated investment company for one or more years.

Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

UNDERLYING POOLS RISK. Underlying Pools are subject to investment advisory and other expenses, which will be indirectly paid by the Portfolio as an investor in swaps whose returns are based on the returns of Underlying Pools. As a result, the cost of investing in the Portfolio may be higher than the cost of investing directly in an Underlying Pool. The Underlying Pools will pay management fees, brokerage commissions and operating expenses, and may also pay performance based fees to each Underlying Pool manager, which may be reflected in the return earned by the Portfolio on swaps based on Underlying Pools. Underlying Pools are subject to specific risks, depending on the nature of the fund. There is no guarantee that any of the trading strategies used by the managers retained by an Underlying Pool will be profitable or avoid losses and, therefore, that the Portfolio’s investments based on these Underlying Pools will not lose money. The Underlying Pools on which a portion of the Portfolio’s returns will be based are not registered investment companies and, therefore, will not be subject to the same controls and regulatory protections as registered investment companies.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Additional Investment Strategies for the Saratoga Portfolios

As an additional non-principal investment strategy, the Portfolios may invest in individual securities and exchange-traded notes (“ETNs”).

Additional Investment Strategies for the Asset Allocation Portfolios

When the Manager believes market conditions are unfavorable, the Manager may attempt to “hedge” a Portfolio with defensive positions and strategies using derivative instruments (e.g., exchange-traded futures and options, and other derivatives such as swaps, options on swaps and caps and floors). A Portfolio is not required to use hedging and may choose not to do so even in unfavorable conditions. As an additional non-principal investment strategy, the Portfolios may invest in individual securities and exchange-traded notes.

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General Investment Policies of the Asset Allocation Portfolios

Temporary or Cash Investments. Under normal market conditions, the Portfolios will stay fully invested according to their principal investment strategies as noted above. The Portfolios, however, may temporarily depart from their principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments, including affiliated and unaffiliated instruments, for temporary defensive purposes in response to adverse conditions, including adverse market, economic or political conditions, amongst others. This may result in the Portfolios not achieving their investment objectives during that period. To the extent that the Portfolios use a money market fund for their cash position, there will be some duplication of expenses because the Portfolios would bear their pro rata portion of such money market fund’s advisory fees and operational expenses.

Change in Investment Objective and Strategies. Each Portfolio’s investment objective and strategies, including the principal investment strategies are non-fundamental and may be changed by the Board without the approval of the Portfolio’s shareholders.

Additional Risk Information (Asset Allocation Portfolios only)

While the Portfolios intend to primarily allocate their assets to investments in the Underlying Funds, a Portfolio may be exposed to the investment risks described above under “Principal Investment Risks” to the extent such Portfolio directly invests in individual securities and ETNs.

PORTFOLIO HOLDINGS

A description of the Portfolios’ policies and procedures with respect to the disclosure of each of the Portfolios’ securities is available in the Trust’s Statement of Additional Information.

The Trust discloses each Portfolio’s top holdings on a calendar quarter basis with a one to three-week lag on its public website until they are included in the Trust’s next shareholder report or quarterly report. Each Portfolio will make available complete month-end portfolio holdings information with a 30-day lag. Such information can be obtained by calling 1-800-807-FUND.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 1-800-807-FUND.

MANAGEMENT OF THE PORTFOLIOS

The Manager

Saratoga Capital Management, LLC (“SCM”), a registered investment adviser, serves as the Trust's Manager and is located at 1616 N. Litchfield Rd., Suite 165, Goodyear, Arizona 85395. The Manager is a Delaware limited liability company. As of September 30, 2018, the Manager had approximately $1.30 billion in assets under management. The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC that permits the Manager to enter into investment advisory agreements with advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, may select Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements, including fees, without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. This means that the Manager can reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Manager or the Adviser is not required to disclose its contractual fee arrangements with any sub-adviser. The Manager compensates each Adviser out of its management fee.

The total amount of investment management fees payable by each Portfolio to the Manager may not be changed without shareholder approval.

The management fee for each Portfolio is computed daily and paid monthly at the following annual percentage rates of the average daily net assets of the Portfolios:

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Portfolio	Management Fee
Conservative Balanced Allocation Portfolio	0.90%
Moderately Conservative Balanced Allocation Portfolio	0.90%
Moderate Balanced Allocation Portfolio	0.90%
Moderately Aggressive Balanced Allocation Portfolio	0.90%
Aggressive Balanced Allocation Portfolio	0.90%
U.S. Government Money Market Portfolio	0.475%
Investment Quality Bond Portfolio	0.55%
Municipal Bond Portfolio	0.55%
Large Capitalization Value Portfolio	0.65%
Large Capitalization Growth Portfolio	0.65%
Mid Capitalization Portfolio	0.75%
Small Capitalization Portfolio	0.65%
International Equity Portfolio	0.75%
Health & Biotechnology Portfolio	1.25%
Technology & Communications Portfolio	1.25%
Financial Services Portfolio	1.25%
Energy & Basic Materials Portfolio	1.25%

Expense Reductions and Reimbursements and Net Expenses. The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999.

In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each, an "Expense Cap"). Under the terms of the Expense Agreement, fees waived and expenses paid by the Manager are subject to reimbursement by the relevant class of the Portfolio within three (3) years of the end of the fiscal year in which such management fees were waived or expenses were paid. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by a Portfolio if it would result in that Portfolio exceeding its current Expense Cap. Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap. The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice. Currently, the Manager is voluntarily limiting total annual operating expenses of the Portfolios as follows:

Portfolio	Expense Cap
Large Capitalization Growth Portfolio	3.00%
Large Capitalization Value Portfolio	3.00%
Mid Capitalization Portfolio	3.00%
Small Capitalization Portfolio	3.00%
Investment Quality Bond Portfolio	2.30%
Municipal Bond Portfolio	2.30%
U.S. Government Money Market Portfolio	2.15%
Health & Biotechnology Portfolio	3.40%
Technology & Communications Portfolio	3.40%
Financial Services Portfolio	3.40%
Energy & Basic Materials Portfolio	3.40%

Portfolio Expenses. The International Equity Portfolio is responsible for its own operating expenses. Pursuant to an Operating Expense Limitation Agreement, the Manager and Smith Group have agreed to waive their management fees and/or Smith Group has agreed to pay expenses of the Portfolio to ensure that the total amount of Portfolio operating expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) do not exceed 1.65% of the Portfolio’s average net assets for Class A shares, through December 31, 2019, subject thereafter to annual re-approval of the agreement by the Board of Trustees. Any reduction in advisory fees or payment of expenses made by the Manager or Smith Group may be reimbursed by the Portfolio in subsequent fiscal years if the Manager or Smith Group so requests. This reimbursement may be requested if the aggregate amount actually paid by the Manager or Smith Group toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Portfolio expenses.

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The Manager and Smith Group are permitted to be reimbursed by the Portfolio for management fees waived and/or expense payments made by the Manager or Smith Group within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current Expense Cap, whichever is less. Any such reimbursement will be reviewed and approved by the Board of Trustees. The Portfolio must pay its current ordinary operating expenses before the Manager and Smith Group are entitled to any reimbursement of management fees and/or expenses. This Operating Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees.

In addition, each Asset Allocation Portfolio is responsible for its own operating expenses. Pursuant to an Operating Expense Limitation Agreement between the Manager and the Asset Allocation Portfolios, the Manager has agreed to waive its management fees and/or pay expenses of the Portfolios to ensure that the total amount of Portfolio operating expenses (excluding front end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses for a Portfolio) do not exceed 1.04% of a Portfolio’s average net assets for Class A shares through December 31, 2019, subject thereafter to annual re-approval of the agreement by the Board of Trustees (the “Expense Cap”). Any reduction in management fees or payment of expenses made by the Manager may be reimbursed by a Portfolio in subsequent fiscal years if the Manager so requests. This reimbursement may be requested if the aggregate amount actually paid by the Manager toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Portfolio expenses. The Manager is permitted to seek reimbursement from the Portfolios for management fees waived and/or expense payments made by the Manager within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause a Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current Expense Cap, whichever is less. Any such reimbursement will be reviewed and approved by the Board of Trustees. A Portfolio must pay its current ordinary operating expenses before the Manager is entitled to any reimbursement of management fees and/or expenses. This Operating Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees.

The Expense Cap in place for each Asset Allocation Portfolio and the International Equity Portfolio are shown in the table below:

Portfolio	Expense Cap
International Equity Portfolio	1.65%
Conservative Balanced Allocation Portfolio	1.04%
Moderately Conservative Balanced Allocation Portfolio	1.04%
Moderate Balanced Allocation Portfolio	1.04%
Moderately Aggressive Balanced Allocation Portfolio	1.04%
Aggressive Balanced Allocation Portfolio	1.04%

The Advisers

The following sets forth certain information about each of the Advisers:

SCM, a registered investment adviser, serves as the Trust’s Manager and Adviser to the Conservative Balanced Allocation Portfolio, Moderately Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio, Aggressive Balanced Allocation Portfolio, Investment Quality Bond Portfolio and Municipal Bond Portfolio. SCM, which is located at 1616 N. Litchfield Rd., Suite 165, Goodyear, Arizona 85395, had approximately $1.30 billion in assets under management as of September 30, 2018.

CLS Investments, LLC (“CLS”), a registered investment adviser, serves as Adviser to the U.S. Government Money Market Portfolio. CLS (including its predecessor corporation) has been an investment adviser to individuals, employee benefit plans, trusts, investment companies and corporations since 1989. CLS is located at 17605 Wright Street, Omaha, NE 68130. As of September 30, 2018, CLS had approximately $9.0 billion in assets under management. CLS is an affiliate of Gemini Fund Services, LLC, the Trust’s Administrator/Transfer Agent and Northern Lights Distributors, LLC, the Trust’s Distributor.

M.D. Sass Investors Services, Inc. (“M.D. Sass”), a registered investment adviser founded in 1972, serves as the Adviser to the Large Capitalization Value Portfolio. M.D. Sass is a privately-owned investment manager for family offices, high net worth individuals and institutional investors such as corporations, endowments and foundations. As of September 30, 2018, M.D. Sass advised accounts having assets of approximately $6 billion. M.D. Sass is located at 55 West 46th Street, 28th Floor, New York, New York 10036.

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Oak Associates ltd. (“Oak Associates”), a registered investment adviser, located at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333-8355, serves as the Adviser to the Health & Biotechnology Portfolio and the Technology & Communications Portfolio.  Oak Associates advises mutual funds and other investors. As of September 30, 2018, Oak Associates had approximately $1.8 billion in assets under management.

Smith Group Asset Management (“Smith Group”), a registered investment adviser, located at 100 Crescent Court, Suite 1150, Dallas, Texas, 75201, serves as the Adviser to the Large Capitalization Growth Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio and International Equity Portfolio.  Smith Group advises institutional, high net worth and mutual fund clients. Smith Group managed assets of approximately $3.87 billion as of September 30, 2018.

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), a registered investment adviser located at 600 Travis, Suite 6300, Houston, Texas 77002, serves as the Adviser to the Mid Capitalization Portfolio. With approximately $13.3 billion of assets under management as of September 30, 2018, Vaughan Nelson provides investment services to foundations, endowments, institutions, corporate pension funds, mutual funds and families/individuals.

Zacks Investment Management, Inc. (“Zacks”), a registered investment adviser, serves as the Adviser to the Small Capitalization Portfolio. Zacks, located at 227 W. Monroe Street, Suite 4350, Chicago, Illinois 60606, is a wholly-owned subsidiary of Zacks Investment Research. Zacks acts as an investment manager for individuals and institutions. As of September 30, 2018, Zacks had approximately $7 billion in assets under management.

A discussion regarding the basis for the Board of Trustee’s approval of the Investment Management Agreement for the Asset Allocation Portfolios and the Advisory Agreement pertaining to the International Equity Portfolio is available in the Portfolios’ Semi-Annual Report to Shareholders for the fiscal period ended February 28, 2018. A discussion regarding the basis for the Board of Trustees’ approval of the Investment Management Agreement and the Advisory Agreements of the other Portfolios in this Prospectus is available in the Portfolios’ Annual Report to Shareholders for the fiscal year ended August 31, 2018.

ADMINISTRATION

The Bank of New York Mellon, located at 240 Greenwich Street, New York, New York 10286, is the custodian of the assets of the Trust.

Gemini Fund Services, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as the Trust's transfer agent (the “Transfer Agent”).

Gemini Fund Services, LLC, located at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, provides administrative (including custody administration) and fund accounting services to the Trust. As such, they manage the administrative affairs of the Trust, calculate the NAV of the shares of each Portfolio, and create and maintain the Trust's required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of each Portfolio called "net asset value" or “NAV” is based on the value of the Portfolio's investments. The NAV per share of each Portfolio is determined once daily at the close of trading on the NYSE (typically 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

Generally, a Portfolio’s securities are valued each day at the last quoted sales price on each security’s primary securities exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign, and including the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”)) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary securities exchange (or in the case of NASDAQ securities, at the NASDAQ Official Closing Price) or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the primary exchange. When a market price is not readily available, including circumstances under which the Manager or an Adviser determines that a security’s market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Trust's Board of Trustees. In these cases, the Portfolio's NAV will reflect certain portfolio securities' fair value rather than their market price. All securities held by the U.S. Government Money Market Portfolio and debt securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

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In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees. Securities also may be fair valued in the event of a development affecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. To the extent a Portfolio invests in ETFs, such Portfolio’s NAV is calculated, in relevant part, based upon the NAV of such ETFs (which are registered open-end management investment companies). The prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

PURCHASE OF SHARES

Purchase of shares of a Portfolio must be made through a Financial Intermediary having a sales agreement with Northern Lights Distributors, LLC, the Trust's distributor (the "Distributor"), or through a broker or intermediary designated by that Financial Intermediary, or directly through the Transfer Agent. Shares of a Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. Purchase requests received by the Trust in good order prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Requests received after the close of regular trading will receive the NAV per share determined on the following business day. A purchase order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary, or a broker or intermediary designated by a Financial Intermediary, authorized to accept purchase orders on behalf of the Trust. The Portfolios, however, reserve the right, in their sole discretion, to reject any application to purchase shares. Make all checks payable to a Portfolio. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institution, or credit union in U.S. funds for the full amount of the shares to be purchased. The Portfolios do not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Portfolios will not accept third party checks, U.S. Treasury checks, credit card checks, or starter checks for the purchase of shares. The sales charge for Class A shares is 5.75% of the offering price. However, this sales charge may be reduced or waived as described in “Reduced Sales Charge."

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available. The Trust offers several classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. Not all share classes may be available for purchase in all states. For more information regarding the purchase of shares, contact the Trust at 1-800-807-FUND.

Note: Gemini Fund Services, LLC, the Portfolios’ Transfer Agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Portfolios, for any check returned to the Transfer Agent for insufficient funds.

Information regarding transaction processing and the establishment of new accounts should be sent to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

If you wish to wire money to make a subsequent investment in a Portfolio, contact the Trust at 1-800-807-FUND to receive wiring instructions and to notify the Trust that a wire transfer is coming. Any commercial bank can transfer same-day funds by wire. The Trust will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Trust’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Purchase of Shares in Good Order. All purchase requests directly through the Transfer Agent must be received by the Transfer Agent in “good order.”

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This means that your request must include:

•	The Portfolio and account number.
•	The amount of the transaction (in dollars or shares).
•	Accurately completed orders.
•	Any supporting legal documentation that may be required.

If you are purchasing shares through a Financial Intermediary, please consult your intermediary for purchase instructions. Orders to purchase shares through a Financial Intermediary will be effected at the NAV per share next determined after the purchase order has been received in good order by the Financial Intermediary. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The investors are solely responsible for determining their risk tolerances, investment objectives and which Portfolios are appropriate for them to invest in. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor's account.

Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Trust shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Financial Intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus. Your Financial Intermediary will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account we will ask your name, address, date of birth and other information that will allow us to identify you. If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

CONTINUOUS OFFERING. For Class A shares of the Trust’s Portfolios described in this Prospectus (other than the Asset Allocation Portfolios) the minimum initial investment in the Trust is generally $2,500 and the minimum initial investment in any individual Portfolio (other than the U.S. Government Money Market Portfolio) is generally $250 (there is no minimum investment for the U.S. Government Money Market Portfolio). The minimum initial investment for the Asset Allocation Portfolios is generally $2,500. The minimum subsequent investment in the Trust is $100. There is no minimum subsequent investment for any Portfolio. For employees and relatives of the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment in the Trust is $1,000 with no individual Portfolio minimum. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder's designated account. For further information regarding the Automatic Investment Plan, shareholders should contact their Consulting Broker or the Trust at 1-800-807-FUND (1-800-807-3863).

The sale of shares will be suspended during any period when the determination of NAV is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

Generally, each Portfolio reserves the right to reject any purchase requests, including exchanges from other Saratoga Portfolios, which it regards as disruptive to efficient Portfolio management. A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.

REDUCED SALES CHARGE

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information set forth below for specific eligibility requirements. You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum.

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Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Portfolios’ shares or the Trust’s Transfer Agent does not confirm your represented holdings. The Portfolios make available (free of charge) information regarding sales charge waivers and discounts at www.saratogacap.com.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your authorized financial representative or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of a Portfolio or other Trust Portfolios held in all related accounts described below, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum.

You can qualify for a reduction of the sales charge by investing one lump sum in Class A shares of the Portfolios. You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of "Right of Accumulation" and "Letter of Intent" below. If you are a U.S. resident and are investing more than $50,000, then you will pay a reduced sales charge. The following chart shows the sales charge you will pay based on the amount of your purchase. You can purchase Class A shares without any initial sales charge if you are a U.S. resident and invest $1 million or more in Class A shares.

REDUCED SALES CHARGE FOR U.S. RESIDENTS

Amount of Purchase	Sales Charge as a Percentage of Offering Price[1]	Sales Charge as a Percentage of Net Investment (Net Asset Value)	Broker Reallowance as a Percentage of Offering Price[2]
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None (See below)[3]	None (See below)[3]	(See below)[3]

(1) Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

(2) At the discretion of The Saratoga Advantage Trust, however, the entire sales charge may at times be reallowed to dealers. The staff of the SEC has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

(3) The Manager may pay, monthly in 12 equal installments, certain commissions to brokers who initiate and are responsible for purchases by any single purchaser who is a resident of the United States as follows:

Conservative Balanced Allocation Portfolio; Moderately Conservative Balanced Allocation Portfolio; Moderate Balanced Allocation Portfolio; Moderately Aggressive Balanced Allocation Portfolio; Aggressive Balanced Allocation Portfolio - for purchases of $1 million to $3 million, the Manager will pay 0.55%, plus 0.40% on any amounts over $3 million up to $50 million and 0.20% on any amounts over $50 million.

Health & Biotechnology Portfolio; Technology & Communications Portfolio; Financial Services Portfolio; and Energy & Basic Materials Portfolio - for purchases of $1 million to $3 million, the Manager will pay 0.75%, plus 0.50% on any amounts over $3 million up to $50 million and 0.25% on any amounts over $50 million.

U.S. Government Money Market Portfolio; Investment Quality Bond Portfolio; Municipal Bond Portfolio; Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio; Mid Capitalization Portfolio; Small Capitalization Portfolio; and International Equity Portfolio - for purchases of $1 million to $3 million, the Manager will pay 0.25%, plus 0.20% on any amounts over $3 million up to $50 million and 0.10% on any amounts over $50 million.

RIGHT OF ACCUMULATION

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of any Saratoga Portfolio as part of your current investment as well as reinvested dividends.

To qualify for this option, you must be either:

•	an individual;
•	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or
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•	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code of 1986, as amended (the “Code”), including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

LETTER OF INTENT

The letter of intent allows you to count all investments within a 13-month period in Class A shares of any Saratoga Portfolio as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount.

The letter of intent does not preclude the Portfolio from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you may also include (1) the cost of shares of a Saratoga Portfolio which were previously purchased at a price including a front end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other Portfolios you currently own acquired in exchange for shares of Portfolios purchased during that period at a price including a front-end sales charge.

You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Trust, its Transfer Agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Class A Shares Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

  Employees of broker-dealers or other financial institutions (including registered investment advisors and financial planners) having agreements with the Distributor or the Manager (a “Selling Representative”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
  Employees of a bank, savings and loan, credit union or other financial institution that utilize a Selling Representative to clear purchases of the Trust’s shares and their immediate families.
  Participants in certain “wrap-fee” programs, mutual fund platform programs, supermarket programs, or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions.
  Clients of financial intermediaries use the shares in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.
  Institutional investors (which may include bank trust departments and registered investment advisors).
  Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee.
  Insurance company separate accounts, separate accounts used to fund certain unregistered variable annuity contracts, Section 403(b), 401(a) or 401(k) accounts and college savings plans organized under Section 529 of the Internal Revenue Code.
•	Employer-sponsored retirement or benefit plans with total plan assets of at least $1 million where the plan’s investments in the Trust are part of an omnibus account. A minimum initial investment of $1 million in the Trust is required. The Manager in its sole discretion may waive these minimum dollar requirements.
  Reinvestment of capital gains distributions and dividends.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your plan sponsor or financial adviser for further information.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information. For specific information with respect to sales charge waivers and discounts available through a specific Financial Intermediary, please refer to Appendix A attached to this Prospectus.

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CONTINGENT DEFERRED SALES CHARGE

Class A shares may be redeemed on each business day without charge at net asset value per share next determined, except in the case of investors who paid no initial sales charge because they invested $1 million or more, in which case the investor will pay a 1.00% Contingent Deferred Sales Charge ("CDSC") on shares redeemed within one year after purchase. For investments made prior to January 1, 2003, the CDSC is based upon the investor’s original purchase price, or the current net asset value of the shares that they redeem, whichever is lower. For investments that are made on or after January 1, 2003, the CDSC is based upon the investor’s original purchase price. Any CDSC paid on the redemptions of Class A shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding. Brokers may receive distribution and/or shareholder service fees for Class A shares.

PLAN OF DISTRIBUTION

The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”) with respect to the sale and distribution of shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, a fee, which is accrued daily and paid monthly, at the annual rate of: 0.40% of the average net assets of U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio and Energy & Basic Materials Portfolio; and 0.25% of Conservative Balanced Allocation Portfolio, Moderately Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio and Aggressive Balanced Allocation Portfolio. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee as such term is defined under Rule 2830 of the Financial Industry Regulatory Authority (“FINRA”) Conduct Rules and it may be paid directly to the Manager or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The fee is treated by each Portfolio as an expense in the year it is accrued.

Because the fee is paid out of each Portfolio's assets on an ongoing basis, over time the fee may increase the costs of your investment and may cost you more than paying other types of service charges.

Additional amounts paid under the Plan are paid to the Distributor or other entities for services provided and the expenses borne by the Distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Portfolios' shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES

“Market-timing” often times involves the frequent purchases and redemptions of shares of the Portfolios by shareholders, and “market-timing” may present risks for other shareholders of the Portfolios, which may include, among other things, dilution in the value of Portfolio shares held by long-term shareholders, interference with the efficient management of the Trust’s Portfolios, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolios to hold excess levels of cash.

Short term trading strategies also present certain risks based on a Portfolio’s investment objective, strategies and policies. To the extent that a Portfolio invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences. The foreign securities in which a Portfolio invests may be traded on foreign markets that close well before the Portfolio calculates its NAV. This gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. A market timer may seek to capitalize on these time zone differences by purchasing shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation, that are likely to result in higher prices in foreign markets the following day (“time zone arbitrage”). The market timer might redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders.

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Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). To the extent that a Portfolio invests in small capitalization securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds (also referred to as junk bonds) or municipal bonds, a Portfolio may be adversely affected by price arbitrage trading strategies.

The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Trust does not accommodate frequent purchases and sales by Portfolio shareholders. With the exception of the U.S. Government Money Market Portfolio, shareholders will be charged a redemption fee of 2% of the value of shares being redeemed, if shares are redeemed within 30 days of purchase. The Trust’s policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the “SHAREHOLDER INFORMATION–Purchase of Shares” and “SHAREHOLDER INFORMATION–Redemption of Shares” sections of this Prospectus. Except as described in these sections, the Trust’s policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. The Trust requires all intermediaries to enforce all of the Trust’s policies contained in this Prospectus and in the Trust’s Statement of Additional Information. Omnibus accounts intermediaries generally do not identify customers’ trading activity to the Trust on an individual basis.

The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor frequent short-term trading within the Portfolios by the Financial Intermediary’s customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including terminating the relationship. There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemption transactions involving a Portfolio may result in a Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges. Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

REDEMPTION OF SHARES

Shares of a Portfolio may be redeemed on any day that the Portfolio calculates its NAV. Redemption requests received by the Trust in good order prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Redemption requests received by the Trust after the close of regular trading on the NYSE will be effected at the NAV next determined by the Trust. Orders to redeem shares through a Financial Intermediary will receive the NAV per share next determined after the redemption request has been received in good order by the Financial Intermediary. A redemption order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary authorized to accept redemption orders on behalf of the Trust. A Portfolio is required to transmit redemption proceeds for credit to the shareholder's account within seven days after receipt of a redemption request. However, payments for redemptions of shares purchased by check will not be transmitted until the check clears.

Redemption requests may be given to a Financial Intermediary having a selling agreement with the Distributor. The Financial Intermediary is responsible for transmitting such redemption requests to the Trust's Transfer Agent. Redemption requests also may be given directly to the Transfer Agent, if the shareholder purchased shares directly through the Transfer Agent. In order to be effective, redemption requests of a shareholder in the event of death, divorce or other legal matter may require the submission of documents commonly required to assure the safety of a particular account. Generally, all redemptions will be for cash. The Portfolios typically expect to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. These methods may be used during both normal and stressed market conditions.

The agreement relating to participation in a Consulting Program between a client and the investment adviser typically will provide that, absent separate payment by the participant, fees charged pursuant to that agreement may be paid through automatic redemptions of a portion of the participant's Trust account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

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Written Redemption Requests. To redeem shares by mail, send a written redemption request in good order to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Receipt of a redemption order by the U.S. Postal Service (“USPS”) does not constitute receipt of such an order by the Trust or its Transfer Agent. Requests sent via the USPS will be processed at the NAV on the business day the request is received in good order at the Trust’s Transfer Agent. There may be a delay between the time the request reaches the P.O. Box and the time of the Trust’s receipt of the request, which may affect the NAV at which the request is processed. Regular mail is retrieved from the Transfer Agent’s post office box at least once a day by 12:00 p.m., Eastern Time and overnight mail is processed as received by the Transfer Agent from the delivery service. In both cases, processing of redemption requests is subject to the provisions described above in the opening paragraph in this section.

Redeeming by Telephone. The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Trust and instruct it to remove this privilege from your account. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-807-FUND (1-800-807-3863). The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Trust reserves the right to suspend the telephone redemption privileges with respect to your account if the names(s) or the address on the account has been changed within the previous 30 days. Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for any loss, damage, cost or expenses in acting on telephone instructions if they reasonably believe such telephone instructions to be genuine and you will be required to bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions. If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to the Transfer Agent to cover costs associated with the transfer but the Transfer Agent does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

When Redemptions are Sent. Once the Trust receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared. Redemption proceeds requested to be sent via wire or ACH are typically sent 1-3 business days after the redemption request was received in “good order.” Redemption proceeds requested to be sent via check are typically mailed via USPS 2-3 business days after the redemption request was received in “good order.”

Good Order. Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

The request should be in writing indicating the number of shares or dollar amount to be redeemed;

The request must identify your account number;

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and If you request the redemption proceeds to be sent to a person, bank or an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Medallion Signature Guarantee. Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

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1.	Re-registration of the account.
2.	Changing bank wiring instructions on the account.
3.	Name change on the account.
4.	Setting up/changing systematic withdrawal plan to a secondary address.
5.	Redemptions greater than $100,000.
6.	Any redemption check that is being mailed to a different address than the address of record.
7.	Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

REDEMPTION FEE. You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of a Portfolio (except for the U.S. Government Money Market Portfolio) within 30 days of purchase.  The redemption fee is paid directly to the Portfolio from which the redemption is made and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee will not apply to shares that are sold, which have been acquired through the reinvestment of dividends or distributions paid by the Portfolio. The following exchanges are exempt from the 2% redemption fee: (i) responses to the SaratogaSHARP® asset allocation program’s allocations and reallocations and fees charged to participants in connection thereto; (ii) exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the Trust’s Transfer Agent with documents evidencing such; (iii) exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans); (iv) redemptions pursuant to systematic withdrawal plans; and (v) exchanges in response to tactical asset allocation programs’ allocations and reallocations, as approved by the Trust’s CCO and/or one of the Trust’s principal officers.

Financial Intermediaries of omnibus accounts generally do not identify customers’ trading activity to the Trust on an individual basis. Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor redemptions within the Trust’s Portfolios by the Financial Intermediary’s customers and to collect the Portfolios’ redemption fee from their customers.

The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including termination of the relationship.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders. Any Portfolio from which redemptions will be made pursuant to the Plan will be referred to as a "SWP Portfolio". The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio's shares, on an annualized basis. A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. The Withdrawal Plan may be terminated or revised at any time by the Portfolios.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

Each withdrawal constitutes redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Shareholders should contact their dealer representative or the Manager for further information about the Withdrawal Plan.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Portfolios in the same Class from which such shares were redeemed or repurchased, at NAV next determined after a reinstatement request (made in writing to and approved by the Manager), together with the proceeds, is received by the Transfer Agent.

INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $1,000 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio's NAV or redemptions to pay fees for Consulting Programs, after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor's cost of the investment or may result in the realization of taxable capital gains.

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REDEMPTION-IN-KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Redemption in-kind proceeds will typically be made by delivering a pro-rata amount of a Portfolio’s holdings that are readily marketable securities to the redeeming shareholder within seven days after the Portfolio’s receipt of the redemption order. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio of the same class at their respective NAVs. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

There are special considerations when you exchange Portfolio shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a Portfolio that does not charge a CDSC will not be counted. Thus, in effect the ‘‘holding period’’ for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

In addition, shares that are exchanged into or from a Saratoga Portfolio subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Portfolio with a lower CDSC rate.

An exchange of shares generally is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust's Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND DISTRIBUTIONS. Each Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Portfolio generally pays no federal income tax on the income and gains it distributes to you. Each Portfolio, except the U.S. Government Money Market Portfolio, the Municipal Bond Portfolio and the Investment Quality Bond Portfolio, declares and pays dividends from net investment income, if any, annually. Dividends attributable to the net investment income of the U.S. Government Money Market Portfolio, the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will be declared daily and paid monthly. Shareholders of those Portfolios receive dividends from the day following the purchase settlement up to and including the date of redemption settlement. Distributions of net realized long-term and short-term capital gains, if any, earned by a Portfolio will be made annually. Each Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio. [Net investment income (i.e., income other than long and short-term capital gains) and net realized long and short-term capital gains will be determined separately for U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio and Energy & Basic Materials Portfolio.] Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current NAV) in additional shares of that Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash.

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ANNUAL STATEMENTS. You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous calendar year, if any. The statement provides information on your dividends and capital gains for tax purposes. If any dividends are declared in October, November or December to shareholders of record in such months and paid in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31 of the prior year. The Portfolios may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Portfolios make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Portfolios will send you a corrected Form 1099-DIV to reflect reclassified information, or adjust the cost basis of any covered shares (defined below).

AVOID “BUYING A DIVIDEND.” At the time you purchase your Portfolio shares, a Portfolio’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Portfolio. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. For example, if you buy shares in the Portfolio shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. This is known as “buying a dividend.”

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust. Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another Portfolio.

TAXES ON DISTRIBUTIONS. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes.

Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. Certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains if certain holding period and other requirements are satisfied. However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses. Certain ordinary income dividends received by corporations may be eligible for the corporate dividends received deduction if certain holding period and other requirements are satisfied. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Given the investment strategies of the Investment Quality Bond Portfolio, Municipal Bond Portfolio and U.S. Government Money Market Portfolio, it is not anticipated that a significant portion of the ordinary income dividends paid by these Portfolios will be taxed at the same rate as long-term capital gains, or will be eligible for the corporate dividends received deduction.

With respect to the Municipal Bond Portfolio, distributions designated as "exempt–interest dividends" generally will be exempt from federal income tax. However, income exempt from federal income tax may be subject to state or local tax. In addition, income derived from certain municipal securities may be subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities generally is exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income. If you borrow money to purchase shares of the Portfolio, the interest on the borrowed money generally is not deductible for personal income tax purposes.

OTHER. Portfolio distributions and gains from the sale or exchange of your Portfolio shares also may be subject to state and local taxes. If more than 50% of a Portfolio's assets are invested in foreign securities at the end of any fiscal year, or if at least 50% of the value of a Portfolio’s assets at the close of each quarter of its taxable year consists of interests in Underlying Funds that are regulated investment companies, the Portfolio may elect to permit shareholders to generally take a credit or deduction on their federal income tax return for foreign taxes paid (or deemed to be paid) by the Portfolio (subject to various limitations). In such a case shareholders would also need to include such foreign taxes in income.

Portfolio investments in Underlying Funds could affect the amount, timing and character of distributions to shareholders, as compared to a fund that directly invests in stocks, securities or other investments.

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TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of a Portfolio's shares and reinvests in that Portfolio's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Internal Revenue Code.

COST BASIS. A Portfolio (or its administrative agents) is required to report to the Internal Revenue Service and furnish to Portfolio shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012, and sold on or after that date). In the absence of an election, the Portfolios will use a default cost basis method which is the average cost method. The cost basis method elected by a Portfolio shareholder (or the cost basis method applied by default) for each sale of Portfolio shares may not be changed after the close of business on the trade date of each such sale of Portfolio shares. Portfolio shareholders should consult with their tax advisers prior to making redemptions to determine the best Internal Revenue Service accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.

MEDICARE TAX. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

BACK-UP WITHHOLDING. By law, a Portfolio must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security number or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).

A Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount is currently 24% of your taxable distributions or redemption proceeds.

When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

FOREIGN SHAREHOLDERS. Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Portfolio, as discussed in more detail in the Statement of Additional Information.

This discussion of “Tax Consequences” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Portfolio.

ADDITIONAL INFORMATION

The Manager and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolios) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolios’ shares. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of shares of the Portfolios over other investment options. Any such payments will not change the NAV of the price of the Portfolios’ shares.

In addition, the Portfolios or the Distributor also may make payments to financial intermediaries for certain administrative services, including recordkeeping, sub-accounting and sub-transfer agency of shareholder accounts pursuant to an administrative services agreement with the Portfolios and/or their agents. The fees payable by the Portfolios under this category of services are subject to certain limitations approved by the Board of Trustees of the Trust and, to the extent paid, will increase expenses of the Portfolios. These expenses are not separately identified in the fee table under the sections titled “Portfolio Summary – Fees and Expenses of the Portfolio” in this Prospectus, but are included within “Other Expenses” in the fee tables.

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FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The financial highlights tables are intended to help you understand each Portfolio's financial performance for the periods shown. The total returns in the table represent the rate an investor would have earned or lost on an investment in each respective Portfolio (assuming reinvestment of all dividends and distributions).

The information for the Conservative Balanced Allocation Portfolio, Moderately Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio and Aggressive Balanced Allocation Portfolio for the period December 29, 2017 (inception of each Portfolio) through the fiscal year ended August 31, 2018 and the information for the U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio and the Mid Capitalization Portfolio for the fiscal years ended August 31, 2018, August 31, 2017, August 31, 2016, August 31, 2015 and August 31, 2014, has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements are included in the Portfolios’ August 31, 2018 Annual Report, which is available upon request.

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FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Aggressive Balanced Allocation Portfolio - Class A Shares

	For the Period
	December 29,
	2017 (1) to
	August 31,
	2018
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.04
Net realized and unrealized gain	0.39
Total from investment operations	0.43
Net Asset Value, Beginning of Period	$10.43
Total Return*		4.30%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to average net assets	3.40	% (3,4)
Ratio of net operating expenses to average net assets	0.60	% (3,4)
Ratio of net investment (loss) after expense reimbursement/recoupment to average net assets	0.58	% (3,4)
Portfolio Turnover Rate	8	% (5)

	Conservative Balanced Allocation Portfolio - Class A Shares

	For the Period
	December 29,
	2017 (1) to
	August 31,
	2018
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.04
Net realized and unrealized gain	0.29
Total from investment operations	0.33
Net Asset Value, Beginning of Period	$10.33
Total Return*		3.30%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to
average net assets	2.97	% (3,4)
Ratio of net operating expenses to average net assets	0.72	% (3,4)
Ratio of net investment income after expense reimbursement/recoupment to average net assets	0.62	% (3,4)
Portfolio Turnover Rate	4	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

^	Net assets at end of period less than $1,000.
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FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	Moderate Balanced Allocation Portfolio - Class A Shares

	For the Period
	December 29,
	2017 (1) to
	August 31,
	2018
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (2)	0.04
Net realized and unrealized gain	0.39
Total from investment operations	0.43
Net Asset Value, End of Period	$10.43
Total Return *		4.30%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to average net assets	3.11	% (3,4)
Ratio of net operating expenses to average net assets	0.61	% (3,4)
Ratio of net investment income after expenses reimbursement/recoupment to average net assets	0.58	% (3,4)
Portfolio Turnover Rate	7	% (5)

	Moderately Aggressive Balanced Allocation Portfolio - Class A Shares

	For the Period
	December 29,
	2017 (1) to
	August 31,
	2018
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment (loss) (2)		(0.02)
Net realized and unrealized gain	0.37
Total from investment operations	0.35
Net Asset Value, End of Period	$10.35
Total Return *		3.50%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to average net assets	3.36	% (3,4)
Ratio of net operating expenses to average net assets	0.57	% (3,4)
Ratio of net investment (loss) after expenses reimbursement/recoupment to average net assets	(0.28	)% (3,4)
Portfolio Turnover Rate	0	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Net assets at end of period less than $1,000.
115

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	Moderately Conservative Balanced Allocation Portfolio - Class A Shares

	For the Period
	December 29,
	2017 (1) to
	August 31,
	2018
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net investment (loss) (2)	0.02
Net realized and unrealized gain	0.23
Total from investment operations	0.25
Net Asset Value, End of Period	$10.25
Total Return *		2.50%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to average net assets	2.70	% (3,4)
Ratio of net operating expenses to average net assets	0.68	% (3,4)
Ratio of net investment (loss) after expenses reimbursement/recoupment to average net assets	0.23	% (3,4)
Portfolio Turnover Rate	0	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Net assets at end of period less than $1,000.

116

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Large Capitalization Value Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2018	2017	2016	2015		2014
Net Asset Value, Beginning of Year	$22.97	$20.23	$21.15	$22.17		$16.38
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.01	(0.02)	0.01	(0.00	) **	(0.06)
Net realized and unrealized gain (loss)	0.69	2.76	(0.48)	(1.02)		5.87
Total from investment operations	0.70	2.74	(0.47)	(1.02)		5.81
Dividends and Distributions:
Dividends from net investment income	—	—	—	—		(0.02)
Distributions from realized gains	(0.78)	—	(0.45)	—		—
Distributions from return of capital	(1.02)	—	—	—		—
Total dividends and distributions	(1.80)	—	(0.45)	—		(0.02)
Redemption Fees	—	—	—	—		— **
Net Asset Value, End of Year	$21.87	$22.97	$20.23	$21.15		$22.17
Total Return*	3.20%	13.54%	(2.15)%	(4.60)%		35.46%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$498	$536	$439	$522		$212
Ratio of gross operating expenses to average net assets (2)	1.61%	1.64%	1.64%	1.59%		1.61%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.03%	(0.09)%	0.07%	(0.01)%		(0.31)%
Portfolio Turnover Rate	100%	65%	79%	101%		104%

	Large Capitalization Growth Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2018	2017	2016	2015		2014
Net Asset Value, Beginning of Year	$24.00	$25.58	$26.13	$25.63		$21.40
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.11)	(0.11)	0.13	(0.04)		(0.02)
Net realized and unrealized gain (loss)	7.20	3.56	2.04	1.88		5.06
Total from investment operations	7.09	3.45	2.17	1.84		5.04
Dividends and Distributions:
Dividends from net investment income	—	(0.14)	—	—		(0.03)
Distributions from realized gains	(1.55)	(4.89)	(2.72)	(1.34)		(0.78)
Total dividends and distributions	(1.55)	(5.03)	(2.72)	(1.34)		(0.81)
Redemption Fees	—	—	—	—	**	— **
Net Asset Value, End of Year	$29.54	$24.00	$25.58	$26.13		$25.63
Total Return*	30.78%	16.60%	8.46%	7.20%		23.86%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1,783	$1,717	$2,222	$1,959		$2,840
Ratio of gross operating expenses to average net assets (3)	1.54%	1.63%	1.62%	1.55%		1.59%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.41)%	(0.45)%	0.52%	(0.17)%		(0.09)%
Portfolio Turnover Rate	74%	97%	160%	27%		14%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Large Cap Value Portfolio:

1.61%	1.64%	1.64%	1.59%	1.52%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Large Cap Growth Portfolio:

1.54%	1.63%	1.62%	1.55%	1.59%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

117

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Mid Capitalization Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$11.66	$11.88	$12.93	$14.51	$12.91
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.01)	—	(0.06)	(0.07)	(0.13)
Net realized and unrealized gain (loss)	1.43	0.68	(0.41)	0.60	3.22
Total from investment operations	1.42	0.68	(0.47)	0.53	3.09
Dividends and Distributions:
Dividends from net investment income	(0.01)	—	—	—	—
Distributions from realized gains	(0.95)	(0.90)	(0.58)	(2.11)	(1.49)
Total dividends and distributions	(0.96)	(0.90)	(0.58)	(2.11)	(1.49)
Redemption Fees	—	—	— **	— **	—
Net Asset Value, End of Year	$12.12	$11.66	$11.88	$12.93	$14.51
Total Return*	12.76%	6.02%	(3.44)%	4.08%	25.32%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$2,250	$2,288	$2,380	$3,360	$3,448
Ratio of gross operating expenses to average net assets (2)	1.85%	1.99%	2.00%	1.81%	1.87%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.06)%	0.03%	(0.50)%	(0.52)%	(0.93)%
Portfolio Turnover Rate	39%	43%	54%	38%	57%

	Small Capitalization Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$6.18	$5.31	$8.58	$9.73	$9.70
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.04)	(0.07)	(0.05)	(0.07)	(0.06)
Net realized and unrealized gain (loss)	1.35	0.94	0.05	(0.78)	1.59
Total from investment operations	1.31	0.87	(0.00)	(0.85)	1.53
Dividends and Distributions:
Distributions from realized gains	—	—	(3.27)	(0.30)	(1.50)
Total dividends and distributions	—	—	(3.27)	(0.30)	(1.50)
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$7.49	$6.18	$5.31	$8.58	$9.73
Total Return*	21.20%	16.38%	1.32%	(8.98)%	16.59%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$50	$45	$9	$11	$21
Ratio of gross operating expenses to average net assets (3)	1.94%	2.29%	2.13%	1.72%	1.76%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.60)%	(1.23)%	(0.86)%	(0.71)%	(0.66)%
Portfolio Turnover Rate	115%	127%	112%	117%	32%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Mid Capitalization Portfolio:

1.85%	1.99%	2.00%	1.81%	1.87%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Small Cap Portfolio:

1.94%	2.29%	2.13%	1.72%	1.76%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

118

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	International Equity Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2018	2017	2016	2015		2014
Net Asset Value, Beginning of Year	$10.54	$9.38	$9.61	$11.41		$10.45
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.06)	(0.03)	0.01	(0.06)		(0.03)
Net realized and unrealized gain (loss)	(0.26)	1.19	(0.24)	(1.74)		1.19
Total from investment operations	(0.32)	1.16	(0.23)	(1.80)		1.16
Dividends and Distributions:
Dividends from net investment income	—	— **	— **	—		(0.20)
Total dividends and distributions	—	—	—	—		(0.20)
Redemption Fees	—	—	—	—		—
Net Asset Value, End of Year	$10.22	$10.54	$9.38	$9.61		$11.41
Total Return*	(3.04)%	12.38%	(2.38)%	(15.78)%		11.18%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$349	$31	$27	$67		$17
Ratio of gross operating expenses to average net assets (2)	2.69%	3.43%	3.05%	2.68	% (3)	2.78%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.59)%	(0.13)%	0.15%	(0.61)%		(0.23)%
Portfolio Turnover Rate	130%	69%	125%	126%		125%

	Health & Biotechnology Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2018	2017	2016	2015		2014
Net Asset Value, Beginning of Year	$27.29	$29.51	$30.83	$30.22		$25.12
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.15)	(0.19)	(0.17)	(0.14)		(0.16)
Net realized and unrealized gain (loss)	2.13	1.08	1.90	3.47		6.84
Total from investment operations	1.98	0.89	1.73	3.33		6.68
Dividends and Distributions:
Distributions from realized gains	(4.23)	(3.11)	(3.05)	(2.72)		(1.58)
Total dividends and distributions	(4.23)	(3.11)	(3.05)	(2.72)		(1.58)
Redemption Fees	—	—	—	—	**	— **
Net Asset Value, End of Year	$25.04	$27.29	$29.51	$30.83		$30.22
Total Return*	8.43%	4.02%	6.07%	11.23%		27.47%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$5,866	$6,704	$7,687	$9,240		$7,936
Ratio of gross operating expenses to average net assets (4)	2.30%	2.33%	2.29%	2.22%		2.38%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.60)%	(0.69)%	(0.57)%	(0.43)%		(0.55)%
Portfolio Turnover Rate	13%	12%	19%	15%		14%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the International Equity Portfolio:

2.47%	3.30%	3.05%	3.26%	2.78%

(3)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.68% for the year ending August 31, 2015, for the International Equity Portfolio.

(4)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Health & Biotechnology Portfolio:

2.30%	2.33%	2.29%	2.22%	2.37%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

119

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Technology & Communications Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2018	2017	2016	2015		2014
Net Asset Value, Beginning of Year	$18.97	$16.77	$16.11	$18.19		$15.63
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.18)	(0.15)	(0.04)	(0.11)		(0.18)
Net realized and unrealized gain	5.37	3.85	2.60	0.56		3.62
Total from investment operations	5.19	3.70	2.56	0.45		3.44
Dividends and Distributions:
Distributions from realized gains	(1.59)	(1.50)	(1.90)	(2.53)		(0.88)
Total dividends and distributions	(1.59)	(1.50)	(1.90)	(2.53)		(0.88)
Redemption Fees	—	—	— **	—	**	— **
Net Asset Value, End of Year	$22.57	$18.97	$16.77	$16.11		$18.19
Total Return*	28.88%	23.49%	17.28%	2.29%		22.55%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$17,671	$15,860	$15,289	$15,088		$19,787
Ratio of gross operating expenses to average net assets (2)	2.15%	2.21%	2.24%	2.20%		2.27%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.91)%	(0.86)%	(0.23)%	(0.65)%		(1.03)%
Portfolio Turnover Rate	1%	16%	37%	31%		25%

	Energy & Basic Materials Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2018	2017	2016	2015		2014
Net Asset Value, Beginning of Year	$11.16	$10.57	$10.98	$17.18		$14.78
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.12)	(0.06)	(0.01)	(0.18)		(0.25)
Net realized and unrealized gain (loss)	2.17	0.65	(0.40)	(6.02)		2.65
Total from investment operations	2.05	0.59	(0.41)	(6.20)		2.40
Redemption Fees	—	—	—	—		— **
Net Asset Value, End of Year	$13.21	$11.16	$10.57	$10.98		$17.18
Total Return*	18.37%	5.58%	(3.73)%	(36.09)%		16.24%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$460	$479	$519	$581		$1,115
Ratio of gross operating expenses to average net assets (3)	3.93%	3.85%	3.96%	3.26	% (4)	3.04%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.95)%	(0.52)%	(0.11)%	(1.34)%		(1.55)%
Portfolio Turnover Rate	61%	54%	134%	129%		114%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Technology & Communications Portfolio:

2.15%	2.21%	2.24%	2.20%	2.25%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Energy & Basic Materials Portfolio:

3.40%	3.40%	3.40%	3.30%	3.03%

(4)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 3.26% for the year ending August 31, 2015, for the Energy & Basic Materials Portfolio.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

120

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Financial Services Portfolio - Class A Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$9.91	$8.37		$8.16	$8.46	$7.29
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.19)	(0.14)		(0.10)	(0.14)	(0.13)
Gain from trade error	—	0.13		—	—	—
Net realized and unrealized gain (loss)	1.50	1.55		0.31	(0.16)	1.30
Total from investment operations	1.31	1.54		0.21	(0.30)	1.17
Redemption Fees	—	—		— **	—	—
Net Asset Value, End of Year	$11.22	$9.91		$8.37	$8.16	$8.46
Total Return*	13.22%	18.40	% +	2.57%	(3.55)%	16.05%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$113	$126		$121	$126	$133
Ratio of gross operating expenses to average net assets (2)	3.83%	3.88%		4.16%	4.00%	4.30%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.68)%	(1.54)%		(1.21)%	(1.62)%	(1.57)%
Portfolio Turnover Rate	52%	55%		73%	20%	18%

	Investment Quality Bond Portfolio - Class A Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$9.58	$9.70		$9.65	$9.83	$9.80
Income (Loss) from Investment Operations:
Net investment income (1)	0.07	0.05		0.05	0.05	0.07
Net realized and unrealized gain (loss)	(0.21)	(0.08)		0.14	(0.11)	0.10
Total from investment operations	(0.14)	(0.03)		0.19	(0.06)	0.17
Dividends and Distributions:
Dividends from net investment income	(0.07)	(0.05)		(0.05)	(0.05)	(0.07)
Distributions from realized gains	(0.07)	(0.04)		(0.09)	(0.07)	(0.07)
Total dividends and distributions	(0.14)	(0.09)		(0.14)	(0.12)	(0.14)
Redemption Fees	—	—		—	—	—
Net Asset Value, End of Year	$9.30	$9.58		$9.70	$9.65	$9.83
Total Return*	(1.52)%	(0.33)%		2.07%	(0.59)%	1.70%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$80	$103		$82	$80	$100
Ratio of gross operating expenses to average net assets (3)	1.94%	1.85%		1.76%	1.71%	1.76%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.70%	0.57%		0.50%	0.51%	0.68%
Portfolio Turnover Rate	112%	15%		37%	68%	42%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Financial Services Portfolio:

3.40%	3.40%	3.40%	3.40%	3.40%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Investment Quality Bond Portfolio:

1.39%	1.69%	1.60%	1.71%	1.76%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

+	Includes a reimbursement from the Advisor for a trading error without this transaction the total return would have been 16.93%.

121

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Municipal Bond Portfolio - Class A Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2018		2017		2016		2015		2014
Net Asset Value, Beginning of Year	$9.22		$9.83		$9.68		$9.80		$9.80
Income (Loss) from Investment Operations:
Net investment income (1)	0.03		0.02		0.02		0.02		0.04
Net realized and unrealized gain (loss)	(0.30)		(0.23)		0.29		(0.07)		0.23
Total from investment operations	(0.27)		(0.21)		0.31		(0.05)		0.27
Dividends and Distributions:
Dividends from net investment income	(0.05)		(0.02)		(0.02)		(0.02)		(0.04)
Distributions from realized gains	—		(0.38)		(0.14)		(0.05)		(0.23)
Total dividends and distributions	(0.05)		(0.40)		(0.16)		(0.07)		(0.27)
Redemption Fees	—		—		—		—		—
Net Asset Value, End of Year	$8.90		$9.22		$9.83		$9.68		$9.80
Total Return*	(2.93)%		(2.02)%		3.26%		(0.46)%		2.79%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1		$1		$10		$10		$48
Ratio of gross operating expenses to average net assets (2)	4.30%		4.00%		3.34%		3.30%		3.10%
Ratio of net investment income after expense reimbursement/recoupment to average net assets	0.32%		0.20%		0.19%		0.25%		0.41%
Portfolio Turnover Rate	104%		48%		142%		0%		21%

	U.S. Government Money Market Portfolio - Class A Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2018		2017		2016		2015		2014
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (1)	0.00	**	0.00	**	0.00	**	0.00	**	0.00	**
Net realized and unrealized gain (loss)	—		—		—		—		—
Total from investment operations	0.00		0.00		0.00	**	0.00	**	0.00	**
Dividends and Distributions:
Dividends from net investment income	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Distributions from realized gains	—		—		—		—		—
Total dividends and distributions	(0.00)		(0.00)		(0.00	) **	(0.00	) **	(0.00	) **
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return*	0.29%		0.01%		0.01%		0.01%		0.01%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$460		$275		$211		$245		$214
Ratio of gross operating expenses to average net assets (3)	1.56%		1.40%		1.34%		1.33%		1.33%
Ratio of net investment income after expense reimbursement/recoupment to average net assets	0.29%		0.02%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Municipal Bond Portfolio:

1.53%	1.65%	1.74%	2.27%	2.29%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the U.S. Government Money Market Portfolio:

1.16%	0.62%	0.23%	0.06%	0.05%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

122

Privacy Policy Notice for The Saratoga Advantage Trust

Rev. July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

  Social Security number and wire transfer instructions
  account transactions and transaction history
  investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons The Saratoga Advantage Trust (“the Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-800-807-FUND

123

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my	To protect your personal information from unauthorized access
personal information?	and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.
How does The Trust collect my personal information?

We collect your personal information, for example, when you

•         open an account or deposit money

•         direct us to buy securities or direct us to sell your securities

•         seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•         sharing for affiliates’ everyday business purposes—information about your creditworthiness

•         affiliates from using your information to market to you

•         sharing for non-affiliates to market to you

•         State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include financial companies such as Saratoga Capital Management, LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Trust does not jointly market.
124

APPENDIX A

Intermediary-Specific Sales Charge Waivers and Discounts

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Portfolio shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing Portfolio shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Portfolios’ Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same portfolio (but not any other fund within the fund family).
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the same portfolio family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occurs in the same account and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in a Portfolio’s Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the Portfolio if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the Prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints and/or rights of accumulation

•	Breakpoints as described in this Prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

A-1

APPENDIX B

SARATOGA FUNDS

The following is a brief description of the principal investment policies of each of the Saratoga Funds not included in this Prospectus that currently may be utilized in the Asset Allocation Portfolios; however, some of the Saratoga Funds may not be utilized by the Asset Allocation Portfolios.

James Alpha Global Real Estate Investments Portfolio

The James Alpha Global Real Estate Investments Portfolio may invest 100% of its net assets (other than cash and cash equivalents) in REITs, and may also invest in other publicly traded real estate securities that are included in the FTSE EPRA Nareit Developed Real Estate Index (the “Index”). The Index may include securities of any issuer that derived in the previous full fiscal year at least 75% of its total earnings before interest, depreciation and amortization (“EBIDA”) from the ownership, trading and development of income-producing real estate. REITs are typically small or medium capitalization stocks which fall within the range of $500 million to $50 billion in equity market capitalization. Under normal circumstances, the Portfolio invests at least 40% of its net assets in the securities of issuers located in at least three foreign countries. The Portfolio will limit its investments in issuers located in any single foreign country to no more than 25% of its net assets. The Portfolio also seeks to enhance current income by writing (selling) covered call options with a notional value of up to 30% of the Portfolio’s net assets. “Notional value” is the value of an option contract’s underlying shares at the current market price. The Sub-Adviser uses both a quantitative screening process and a qualitative stock selection process when selecting securities for investment by the Portfolio in connection with its strategy.

James Alpha Multi-Strategy Alternative Income Portfolio

The James Alpha Multi-Strategy Alternative Income Portfolio seeks to achieve its investment objective by investing its assets in a combination of distinct investment strategies managed by different sub-advisers and, in some cases, by the Manager. The Manager is responsible for selecting and allocating assets among the Portfolio’s investment strategies. The Manager is also responsible for selecting and overseeing one or more sub-advisers to manage each investment strategy. The Manager also has discretion to manage directly all or a portion of such investment strategies. By combining multiple, distinct investment strategies, the Portfolio seeks to provide capital appreciation over the long-term with lower volatility than the individual markets in which the Portfolio invests and with limited correlation to individual markets. The principal investment strategies that will be employed by the Portfolio include the following: Equity Strategies. The Portfolio will seek equity exposure using a combination of investment strategies that may include long-only strategies and long/short equity strategies. Long/short equity strategies consist of equity strategies that combine core long holdings of equities with short sales of equities. A long position is established when the portfolio managers anticipate a price increase in the asset and a short position is established when the portfolio managers anticipate a price decrease in the asset. The long/short equity strategies may be used to seek to outperform the broader equity market by increasing net long exposure in rising markets and decreasing net long exposure, or even obtaining net short exposure, in declining markets. The Portfolio’s long/short equity strategies also seek to provide equity-like returns while protecting capital during market declines through the Portfolio’s short positions. The equity exposures in the equity strategies may be to individual stocks or to equity indexes that track U.S. or non-U.S. equity markets, including markets in emerging market countries (i.e., those that are in their initial stages of their industrial cycles). Both long and short exposure to equities may be achieved through investments in derivative instruments, such as options, futures or swaps that provide equity exposure. Such derivative usage can be for the purposes of hedging, speculation or to allow the portfolio managers to implement the Portfolio’s investment strategies more efficiently than investing directly in stocks. Merger Arbitrage Strategies. The Portfolio’s merger arbitrage strategy is to invest in equity securities of U.S. and foreign companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations (collectively, “Merger Transactions”). The Portfolio may invest in common stocks and preferred stocks of any size market capitalization, and without limitation in securities of foreign companies. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of Merger Transactions. In pursuing its strategy, the Portfolio may employ investment techniques that involve leverage, such as short selling, borrowing for investment purposes and purchasing and selling options. The merger arbitrage strategy most frequently used by the Portfolio involves purchasing the shares of an announced acquisition target company at a discount to its expected value upon completion of the acquisition. The Portfolio may engage in selling securities short under certain circumstances, such as when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short.

B-1

The Portfolio may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Portfolio than if the Portfolio had invested directly in such securities. Real Estate-Related Strategies. The Portfolio’s real-estate related strategy is to invest, either directly or through other investment companies, in publicly traded real estate investment trusts (“REITs”), including REIT preferred stock, and securities of other publicly traded real estate and real estate-related companies. REITs are typically small, medium or large capitalization stocks which fall within the range of $500 million to $50 billion in equity market capitalization. The Portfolio may invest in REITs that invest primarily in real property (equity REITs), REITs that invest primarily in mortgages (mortgage REITs) and REITs that invest in both real property and mortgages (hybrid REITs). The REITs and other real estate and real estate-related companies in which the Portfolio may invest may include both U.S. and non-U.S. issuers that invest across a variety of sectors within the real estate industry, including, among others, the retail, office, industrial, hotel, healthcare multi-family and self-storage sectors. The Portfolio may seek to enhance current income in this strategy by writing (selling) covered call options on real estate and real estate-related companies.

The Portfolio may also take short positions in REITs and real estate and real estate-related companies either to hedge long positions or to express the portfolio manager’s view on the direction of the real estate market. Master Limited Partnership (“MLP”) Strategies. The Portfolio will invest up to 25% of its assets in publicly traded MLP investments and exchange-traded notes (“ETNs”) that track MLPs. MLPs are generally organized as limited partnerships or limited liability companies and are treated as partnerships for U.S. federal income tax purposes. Interests in MLPs trade on a public stock exchange, similar to stock of corporations. ETNs are unsecured debt obligations issued by a bank or other financial institution that seek to track the performance of an index, an MLP index in the case of the Portfolio, over a specified period. Like MLPs, interests in ETNs trade on a public exchange. The Portfolio will primarily invest in MLPs, or MLP-related ETNs, that track U.S. energy infrastructure, including MLPs engaged in transportation, storage and processing of natural resources, although the Portfolio may also invest in other types of MLPs that seek to take advantage of new regulation of investment vehicles. The Portfolio will generally invest in MLPs and ETNs that the portfolio managers believe can generate repeatable cash flows that will grow over time, that have a conservative capital structure and that are trading at attractive valuations. Risk-Adjusted Long/Short Debt Strategy. The risk-adjusted long/short debt strategy invests primarily in U.S. and European fixed income and fixed income-related securities, and may establish long and short positions in a variety of derivative and other instruments for risk management and investment purposes. Fixed income securities in which the Portfolio will invest are anticipated to generally consist of U.S. and European fixed income and fixed income-related securities of varying maturities and credit quality, including those that are rated below investment grade at the time of purchase (commonly referred to as “high-yield” or “junk” securities). These include, among others, corporate bonds, U.S. government securities, non U.S. sovereign debt securities, and preferred securities. Fixed income-related securities include, but are not limited to, exchange-traded products and derivative instruments, including options; financial futures; swaps, including credit default swaps; and forward foreign currency contracts, that seek to provide the same or similar economic exposure as a physical investment in the above securities. The below-investment grade fixed income securities in which the Portfolio may invest are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Hedging strategies may be used by the Portfolio in an attempt to preserve capital and mitigate risk, by hedging against changes in the price of other securities held by the Portfolio, and may involve purchasing put options, selling debt or equity securities short or writing covered call options. Derivative instruments may also be used for investment purposes, and for currency and interest rate hedging purposes. The risk-adjusted long/short debt strategy seeks to take advantage of credit rating upgrades and downgrades offering attractive returns while seeking to minimize interest rate and currency risks. During stressed market environments, the strategy actively manages its long core positions with corresponding hedges to preserve capital, while seeking to profit from individual credit deteriorations on the short side. Under normal market conditions, the strategy may establish short interest rate positions to manage interest rate risk. The strategy will employ leverage through investments in derivative instruments and through establishing short hedging positions in Treasury bills and other fixed income or equity securities. The strategy seeks to invest in securities with ratings from B to BBB by Standard and Poor’s Financial Services LLC, but may invest in securities of any credit rating, including below-investment grade fixed income securities. The strategy uses proprietary models for security selection in combination with fundamental analysis. Structured Credit Value Strategy. The Portfolio’s structured credit value strategy is to invest in structured credit securities, and in other investments that have characteristics similar to such securities. Initially, the Portfolio will achieve this exposure by investing a portion of its assets in the James Alpha Structured Credit Value Portfolio, an affiliated Portfolio (the “Underlying Portfolio”).

B-2

In the future, the Portfolio may invest directly in these underlying assets. Structured credit securities include, but are not limited to, mortgage backed-securities (“MBS”), including residential mortgage backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”); asset-backed securities (“ABS”); collateralized mortgage obligations (“CMOs”); collateralized loan obligations (“CLOs”); collateralized bond obligations (“CBOs”); collateralized debt obligations (“CDOs”); mortgage derivatives such as stripped RMBS and inverse floaters; and other securitized assets. The Portfolio’s investments in RMBS may include agency and nonagency RMBS, including to-be-announced MBS (“TBA”), and non-U.S. dollar denominated RMBS. The Portfolio’s investments in CMOs may include whole loan CMOs backed by prime, Alt-A, and subprime collateral. The Portfolio may invest without limit in securitizations backed by loans, and expects that most Alt-A and subprime securitizations in which the Portfolio intends to invest will be composed entirely of such loans. The Portfolio’s investments in ABS include ABS backed by student loans, auto loans, or nontraditional collateral such as single family rentals and aircraft leases. This strategy seeks to outperform the Bloomberg Barclays U.S. Aggregate Bond Index with lower volatility than that index. The value style investing approach seeks to invest in securities providing undervalued cash flows within markets the Underlying Portfolio’s sub-adviser deems inefficient.

When investing Underlying Portfolio assets in all types of securities, the Underlying Portfolio’s sub-adviser analyzes their expected future cash flows based on collateral composition and expected performance, deal structure including credit enhancement, state variables such as interest shortfalls and servicer advances and other factors in order to project expected return parameters such as yield and average life. The Underlying Portfolio’s sub-adviser employs a comprehensive risk management process tailored to the securities held in the Underlying Portfolio that considers systematic risk, cash flow risk and liquidity risk of the securities. The Underlying Portfolio’s sub-adviser, using a proprietary quantitative analysis model, projects security cash flows and values such cash flows at what it deems to be the appropriate discount rate based on price discovery resulting from relatively active trading and publicly available pricing information. The proprietary quantitative analysis model to evaluate RMBS securities considers borrower and servicer behavior in projecting, at the loan-level, prepayment and default probability, default severity, and other factors affecting the cash flows of the security, which are then analyzed not only to identify undervalued securities, but also to stress test the credit risk of those securities. The Underlying Portfolio’s sub-adviser considers selling securities when such securities have reached their price/valuation targets. The Underlying Portfolio may also consider selling securities when the Underlying Portfolio’s sub-adviser believes securities have become overvalued and replacing them with securities the Underlying Portfolio’s sub-adviser believes to be undervalued to seek to offer the Underlying Portfolio better relative value and performance expectations. The Underling Portfolio’s sub-adviser may also sell and replace securities as necessary to rebalance and align the Underlying Portfolio with its overall risk parameter targets.

The Portfolio may invest in companies of any size (from micro-cap to large-cap) in each of its investment strategies. While the Portfolio may generally invest in foreign securities without limitation, the Portfolio will limit its investments in emerging markets securities to 25% of the Portfolio’s assets. Certain of the Portfolio’s investment strategies may utilize derivatives and other instruments, such as leveraged exchange-traded funds (“ETFs”) that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Portfolio’s exposure to an asset class and may cause the Portfolio’s net asset value to be more volatile than a fund that does not use leverage. To the extent that the Portfolio uses derivative instruments, the Portfolio will have the potential for greater gains, as well as the potential for greater losses, than if the Portfolio did not use derivatives or other instruments that have an economic leveraging effect.

James Alpha Macro Portfolio

The Portfolio seeks to achieve its investment objective by attempting to outperform the returns of a variety of macro investment strategies. Macro based strategies aim to exploit macro-economic imbalances across the globe. Macro based strategies may be implemented through a broad range of asset classes including, but not limited to, equities, fixed income, currency and commodities. The Portfolio will seek to outperform the returns of various macro based investment strategies, such as, among others, systematic diversified, discretionary thematic, active trading, commodity, currency and multi-strategy.

Systematic diversified strategies seek to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes. Systematic diversified strategies typically employ a quantitative process using mathematical, algorithmic or technical models with little or no influence of individuals responsible for decisions the portfolio positions that track this strategy.

B-3

Discretionary thematic strategies employ a top down analysis of macroeconomic variables. This strategy relies on individuals to evaluate market data, relationships and influences. Discretionary thematic strategies seek exposure to developed and emerging markets and include equity, fixed income and currency investments. Discretionary thematic strategies typically contain contrarian or volatility focused components. Active trading strategies use active trading methods, typically with high frequency position turnover or leverage. Active trading strategies emphasize rapid market response to new information and high volume turnover in liquid, but volatile, positions. Commodity strategies seek to identify opportunities in markets exhibiting trending or momentum characteristics across commodity asset classes, and frequently may also include exposure to commodity sensitive equities. Commodity strategies seek exposure to developed and emerging markets and include equity, fixed income and currency investments. Commodity strategies are often implemented using derivatives. Currency strategies seek to identify opportunities in markets exhibiting trending or momentum characteristics across various currencies, and frequently include exposure to sovereign bonds. Currency strategies seek exposure to currencies in developed and emerging markets and may include equity, fixed income and currency investments. Multi-strategy strategies focus on the fundamental relationship across geographic areas within and among various asset classes.

Multi-strategy strategies employ systematic, quantitative evaluation of macroeconomic variables and employ some combination of systematic diversified, discretionary thematic, active trading, commodity and currency strategies.

The Portfolio expects to gain exposure to these investment strategies and asset classes primarily through exchange-traded products, such as exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and mutual funds. The Portfolio will also make significant use of swaps and other derivative instruments to gain exposure to one or more asset classes, individual investments or investment strategies, as well as to generate leverage or hedge the Portfolio’s exposure to an asset class, individual investment or group of investments. Other derivative instruments that may be utilized by the Portfolio include options, futures, options on futures and forward contracts. The Portfolio may also invest directly in equities, fixed income securities and currencies.

The Portfolio’s equity exposure may include exposure to both U.S. and non-U.S. common stocks and preferred stocks of any size market capitalization. The Portfolio’s fixed income exposure may include exposure to securities issued by governments, government-related entities or public and private companies. The Portfolio may seek exposure to fixed income instruments that are rated either investment grade or below investment grade (i.e., junk bonds). The Portfolio may establish both long and short positions in equity, fixed income and derivative instruments. The types of swaps in which the Portfolio may invest include, among others, total return, index, interest rate, credit default and volatility swaps. The Portfolio may also invest in swaps having payments linked to the returns of indices, individual securities or pooled investment vehicles, including limited partnerships, limited liability companies, offshore corporations and commodity pools (collectively, “Underlying Pools”). There is no limit on the Portfolio’s exposure to foreign companies, foreign governments or foreign currencies, which may include exposure to emerging markets. The term “emerging markets” as used herein refers to those countries which the Manager considers to be emerging market or frontier emerging market countries. Such countries may change over time.

In constructing the Portfolio’s investments, the Manager employs proprietary techniques and models to evaluate the drivers of performance of private funds that utilize systematic diversified, discretionary thematic, active trading, commodity, currency and multi-strategy strategies. The Manager then identifies investments that it believes have similar drivers of performance to attempt to produce returns that correlate with, but are not identical to, the returns of the private funds tracked by the Manager. The Manager then determines the appropriate percentage that each particular investment strategy should represent of the entire Portfolio and weights the exposure to that investment strategy accordingly. The private fund returns on which the Manager’s models are based are pulled from various sources and do not represent the returns of the entire universe of private funds that utilize macro strategies. The private funds returns tracked by the Manager, the factors driving those returns and the percentage weightings assigned by the Manager to each investment strategy are all expected to change over time.

The Portfolio may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to certain commodity-linked investments such as commodity futures, options and swap contracts. The Portfolio may hold investments with commodity exposure outside of the Subsidiary and, therefore it is possible the Portfolio’s exposure to commodities could exceed 25%. The Subsidiary may also hold cash, money market instruments, including affiliated and unaffiliated money market funds and other fixed income instruments to serve as margin or collateral for the Subsidiary’s derivative positions.

B-4

Investments in the Subsidiary are intended to provide the Portfolio with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Portfolio. The investment policies of the Subsidiary are the same as the investment policies of the commodity strategies sleeve of the Portfolio. The Subsidiary is subject to substantially the same investment restrictions and limitations, including asset coverage requirements, as are applicable to the commodity strategies sleeve of the Portfolio and will follow substantially the same compliance policies and procedures as the Portfolio, to the extent they are applicable. The Portfolio will always own 100% of the Subsidiary’s interests.

The derivatives held by the Portfolio will fluctuate from time to time but collectively could represent economic exposure as high as or higher than 50% of the total assets of the Portfolio. Accordingly, the Portfolio and the Subsidiary may maintain a substantial amount of their assets in cash and cash equivalents as required margin for futures contracts, as required segregation under Securities and Exchange Commission (“SEC”) rules and to collateralize swap exposure. The Portfolio may also invest in ETFs, ETNs or mutual funds that invest in swaps and other derivatives to a significant degree but will not be required to segregate Portfolio assets in connection with these investments.

B-5

CLASS A SHARES

PROSPECTUS

Additional information about each Portfolio's investments is available in the Trust's Annual and Semi-Annual Reports to Shareholders. In the Trust's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Trust's Statement of Additional Information also provides additional information about each Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the Statement of Additional Information, to request other information about the Trust, or to make shareholder inquiries, please call: 1-(800) 807-FUND.

You also may obtain information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, by calling your financial advisor or by visiting our Internet site at: www.saratogacap.com.

Information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Section. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Trust's Investment Company Act file number is 811-08542.

CLASS C SHARES
PROSPECTUS DATED DECEMBER 31, 2018

THE SARATOGA ADVANTAGE TRUST

The SARATOGA ADVANTAGE TRUST (the “Trust”) is a mutual fund company comprised of mutual fund portfolios each with its own distinctive investment objectives and policies, 17 of which are described herein.

The Portfolios are managed by Saratoga Capital Management, LLC (the “Manager”). Each Portfolio, except for the Investment Quality Bond Portfolio, Municipal Bond Portfolio, Conservative Balanced Allocation Portfolio, Moderately Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio and Aggressive Balanced Allocation Portfolio is advised by an Investment Adviser selected and supervised by the Manager.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

The Securities And Exchange Commission Has Not Approved Or Disapproved These Securities Or Passed Upon The Adequacy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Portfolio’s website www.saratogacap.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Portfolio documents that have been mailed to you. You may also elect to receive all future reports in paper free of charge.

PORTFOLIO	TICKER	PORTFOLIO	TICKER
Conservative Balanced Allocation	SUMCX	Large Capitalization Growth	SLGCX
Moderately Conservative Balanced Allocation	SBCCX	Mid Capitalization	SPMCX
Moderate Balanced Allocation	SBMCX	Small Capitalization	SSCCX
Moderately Aggressive Balanced Allocation	SAMCX	International Equity	SIECX
Aggressive Balanced Allocation	SABCX	Health & Biotechnology	SHPCX
U.S. Government Money Market	SZCXX	Technology & Communications	STPCX
Investment Quality Bond	SQBCX	Financial Services	SFPCX
Municipal Bond	SMBCX	Energy & Basic Materials	SEPCX
Large Capitalization Value	SLVCX

PORTFOLIO SUMMARY: CONSERVATIVE BALANCED ALLOCATION PORTFOLIO

Investment Objective: The Conservative Balanced Allocation Portfolio seeks total return consisting of capital appreciation and income.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

CONSERVATIVE BALANCED ALLOCATION PORTFOLIO
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	1.00%
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service Rule 12b-1 Fees	1.00%
Other Expenses	1.81%
Acquired Fund Fees and Expenses (1)	0.50%
Total Annual Portfolio Operating Expenses (before Expense Waiver/Reimbursement)	4.21%
Expense Waiver/Reimbursement	(1.92)%
Total Annual Portfolio Operating Expenses (after Expense Waiver/Reimbursement) (2)	2.29%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the expense cap (defined below). The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

(2) Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to waive its fees and/or absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Portfolio do not exceed 1.79% of the Portfolio’s average net assets for Class C shares through December 31, 2019 (the “Expense Cap”). This operating expense limitation agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

IF YOU SOLD YOUR SHARES

One Year	Three Years	Five Years	Ten Years
$332	$1,104	$1,989	$4,265

IF YOU HELD YOUR SHARES

One Year	Three Years	Five Years	Ten Years
$232	$1,104	$1,989	$4,265

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

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Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance. During the period December 29, 2017 (inception of the Portfolio) through the fiscal year ended August 31, 2018, the Portfolio’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”).

The Portfolio’s manager, Saratoga Capital Management, LLC (the “Manager”) allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, fixed income, money market and alternative investments. The target allocations are: approximately 5%-65% of the Portfolio’s assets to core equity investments; 8%-75% to fixed income investments; 10%-75% to money market investments; and 2%-30% to alternative investments. The Manager does not currently intend to allocate any of the Portfolio’s assets to sector equity investments; however, it may do so in the future. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Investments in Mutual Funds Risk. The Portfolio invests in Underlying Funds as a primary strategy, so the Portfolio’s investment performance and risks are directly related to the performance and risks of the Underlying Funds. Shareholders will indirectly bear the expenses charged by the Underlying Funds. Because the Manager or its affiliates provide services to and receive fees, including supervision fees, from some of the Saratoga Funds, the Portfolio’s investments in some of the Underlying Funds benefit the Manager and/or its affiliates. In addition, the Portfolio may hold a significant percentage of the shares of an Underlying Fund. As a result, the Portfolio’s investments in an Underlying Fund may create a conflict of interest.

Exchange-Traded Funds Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses.

In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares, especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio, and the listing exchange may halt trading of the ETF's shares.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Underlying Funds, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Fixed-Income Securities Risk. Certain Underlying Funds invest in fixed-income securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down.

2

When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed-income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities. Given that the Federal Reserve has been raising interest rates, the Portfolio may face a heightened level of interest rate risk.

Some of the Underlying Funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Alternative Investment Risk. Alternative investment strategies, which may include, but are not limited to, investing in or having exposure to real estate, commodities, foreign currency, natural resources, MLP and other non-traditional investments, or following event-driven, macro, long-short, market neutral, merger arbitrage, or other tactical investment strategies, may involve complex security types or transactions and/or focus on narrow segments of the market, which may increase and/or magnify the overall risks and volatility associated with these strategies.

Mortgage-Backed Securities and Prepayment Risk. Certain Underlying Funds invest in mortgage-backed securities. Mortgage-backed securities, such as mortgage pass-through securities, have different risk characteristics than traditional debt securities. For example, principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose an Underlying Fund, and thus the Portfolio, to a lower rate of return upon reinvestment of principal.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Manager could reduce an Underlying Fund's yield, increase the volatility of the Underlying Fund and/or cause a decline in net asset value. Mortgage-backed securities are also subject to extension risk, which is the risk that the issuer of such a security pays back the principal of an obligation later than expected, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. In addition, an Underlying Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to an Underlying Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Common Stock Risk. Certain Underlying Funds invest in equity securities (such as common stock) that are more volatile and carry more risks than other forms of investment. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Foreign Securities Risk. Certain Underlying Funds invest in foreign securities. An Underlying Fund’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Underlying Fund shares is quoted in U.S. dollars, an Underlying Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

3

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Underlying Fund assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which an Underlying Fund invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate an Underlying Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect an Underlying Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of an Underlying Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair an Underlying Fund’s ability to purchase or sell foreign securities or transfer an Underlying Fund’s assets back into the United States, or otherwise adversely affect the Underlying Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by an Underlying Fund, particularly during periods of market turmoil.

Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When an Underlying Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for an Underlying Fund to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of an Underlying Fund’s trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that an Adviser believes is representative of its full value or that it may even go down in price.

Convertible Securities Risk. Certain Underlying Funds invest in convertible securities. An Underlying Fund’s investments in convertible securities subject the Underlying Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

4

Preferred Stock Risk. Certain Underlying Funds invest in preferred stock. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If an Underlying Fund owns a preferred stock on which distributions are deferred, the Underlying Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. Certain Underlying Funds invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, an Underlying Fund will lose its entire investment in such warrant.

Liquidity Risk. The Portfolio and/or an Underlying Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions. The liquidity of the Portfolio’s assets may change over time.

Small and Medium Capitalization Companies Risk. An Underlying Fund may invest in small and medium capitalization companies. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Derivatives Risk. Certain Underlying Funds may invest in derivatives. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives in which the Portfolio or an Underlying Fund may invest include options, futures and swaps. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Underlying Fund’s initial investment. Many derivatives are entered into over-the-counter or OTC (not on an exchange or contract market) and may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. An Underlying Fund may also lose money on a derivative if the counterparty (issuer) fails to pay the amount due. If a counterparty to an OTC derivative were to default on its obligations, the Underlying Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Underlying Fund’s rights as a creditor (e.g., the Underlying Fund may not receive the amount of payments that it is contractually entitled to receive).

An Underlying Fund may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as an Adviser anticipated. The Underlying Fund may incur higher taxes as a result of its investing in derivatives.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Underlying Fund, and thus the Portfolio, to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Underlying Fund’s taxable income or gains, and may limit or prevent the Underlying Fund, and thus the Portfolio, from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. An Underlying Fund’s use of derivatives also may be limited by the requirements for taxation of the Underlying Fund as a regulated investment company.

Manager Risk. The performance of the Portfolio also will depend on whether the Manager is successful in pursuing the Portfolio's investment strategy.

5

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance: Because the Portfolio does not yet have a full calendar year of operations, it does not disclose any performance information in this Prospectus. Once available, you may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

Manager: Saratoga Capital Management, LLC serves as the Portfolio’s Manager.

Portfolio Managers: The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Stephen Ventimiglia	Vice Chairman, Chief Investment Officer and Chief Economist of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.
Bruce E. Ventimiglia	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.
Jonathan W. Ventimiglia	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.

Purchase and Sale of Portfolio Shares: There is generally a $2,500 minimum initial investment for the Portfolio. The minimum subsequent investment in the Trust is $100. There is no minimum subsequent investment for the Portfolio.  There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

PORTFOLIO SUMMARY: MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO

Investment Objective: The Moderately Conservative Balanced Allocation Portfolio seeks total return consisting of capital appreciation and income.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	1.00%
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service Rule 12b-1 Fees	1.00%
Other Expenses	1.41%
Acquired Fund Fees and Expenses (1)	0.58%
Total Annual Portfolio Operating Expenses (before Expense Waiver/Reimbursement)	3.89%
Expense Waiver/Reimbursement	(1.52)%
Total Annual Portfolio Operating Expenses (after Expense Waiver/Reimbursement) (2)	2.37%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the expense cap (defined below). The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

(2) Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to waive its fees and/or absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Portfolio do not exceed 1.79% of the Portfolio’s average net assets for Class C shares through December 31, 2019 (the “Expense Cap”). This operating expense limitation agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

IF YOU SOLD YOUR SHARES

One Year	Three Years	Five Years	Ten Years
$340	$1,047	$1,873	$4,018

IF YOU HELD YOUR SHARES

One Year	Three Years	Five Years	Ten Years
$240	$1,047	$1,873	$4,018
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The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance. During the period December 29, 2017 (inception of the Portfolio) through the fiscal year ended August 31, 2018, the Portfolio had no portfolio turnover.

Principal Investment Strategies: The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”).

The Portfolio’s manager, Saratoga Capital Management, LLC (the “Manager”) allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, fixed income, money market and alternative investments. The target allocations are: approximately 10%-75% of the Portfolio’s assets to core equity investments; 7%-70% to fixed income investments; 8.5%-70% to money market investments; and 2.5%-32.5% to alternative investments. The Manager does not currently intend to allocate any of the Portfolio’s assets to sector equity investments; however, it may do so in the future. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Investments in Mutual Funds Risk. The Portfolio invests in Underlying Funds as a primary strategy, so the Portfolio’s investment performance and risks are directly related to the performance and risks of the Underlying Funds. Shareholders will indirectly bear the expenses charged by the Underlying Funds. Because the Manager or its affiliates provide services to and receive fees, including supervision fees, from some of the Saratoga Funds, the Portfolio’s investments in some of the Underlying Funds benefit the Manager and/or its affiliates. In addition, the Portfolio may hold a significant percentage of the shares of an Underlying Fund. As a result, the Portfolio’s investments in an Underlying Fund may create a conflict of interest.

Exchange-Traded Funds Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses.

In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares, especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio, and the listing exchange may halt trading of the ETF's shares.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Underlying Funds, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

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Fixed-Income Securities Risk. Certain Underlying Funds invest in fixed-income securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed-income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities. Given that the Federal Reserve has been raising interest rates, the Portfolio may face a heightened level of interest rate risk.

Some of the Underlying Funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Alternative Investment Risk. Alternative investment strategies, which may include, but are not limited to, investing in or having exposure to real estate, commodities, foreign currency, natural resources, MLP and other non-traditional investments, or following event-driven, macro, long-short, market neutral, merger arbitrage, or other tactical investment strategies, may involve complex security types or transactions and/or focus on narrow segments of the market, which may increase and/or magnify the overall risks and volatility associated with these strategies.

Mortgage-Backed Securities and Prepayment Risk. Certain Underlying Funds invest in mortgage-backed securities. Mortgage-backed securities, such as mortgage pass-through securities, have different risk characteristics than traditional debt securities. For example, principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose an Underlying Fund, and thus the Portfolio, to a lower rate of return upon reinvestment of principal.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Manager could reduce an Underlying Fund's yield, increase the volatility of the Underlying Fund and/or cause a decline in net asset value. Mortgage-backed securities are also subject to extension risk, which is the risk that the issuer of such a security pays back the principal of an obligation later than expected, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. In addition, an Underlying Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to an Underlying Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Common Stock Risk. Certain Underlying Funds invest in equity securities (such as common stock) that are more volatile and carry more risks than other forms of investment. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

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Foreign Securities Risk. Certain Underlying Funds invest in foreign securities. An Underlying Fund’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Underlying Fund shares is quoted in U.S. dollars, an Underlying Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Underlying Fund assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which an Underlying Fund invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate an Underlying Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect an Underlying Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of an Underlying Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair an Underlying Fund’s ability to purchase or sell foreign securities or transfer an Underlying Fund’s assets back into the United States, or otherwise adversely affect the Underlying Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by an Underlying Fund, particularly during periods of market turmoil.

Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When an Underlying Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for an Underlying Fund to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of an Underlying Fund’s trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that an Adviser believes is representative of its full value or that it may even go down in price.

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Convertible Securities Risk. Certain Underlying Funds invest in convertible securities. An Underlying Fund’s investments in convertible securities subject the Underlying Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Certain Underlying Funds invest in preferred stock. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If an Underlying Fund owns a preferred stock on which distributions are deferred, the Underlying Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. Certain Underlying Funds invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, an Underlying Fund will lose its entire investment in such warrant.

Liquidity Risk. The Portfolio and/or an Underlying Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions. The liquidity of the Portfolio’s assets may change over time.

Small and Medium Capitalization Companies Risk. An Underlying Fund may invest in small and medium capitalization companies. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Derivatives Risk. Certain Underlying Funds may invest in derivatives. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives in which the Portfolio or an Underlying Fund may invest include options, futures and swaps. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Underlying Fund’s initial investment. Many derivatives are entered into over-the-counter or OTC (not on an exchange or contract market) and may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. An Underlying Fund may also lose money on a derivative if the counterparty (issuer) fails to pay the amount due. If a counterparty to an OTC derivative were to default on its obligations, the Underlying Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Underlying Fund’s rights as a creditor (e.g., the Underlying Fund may not receive the amount of payments that it is contractually entitled to receive).

An Underlying Fund may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as an Adviser anticipated. The Underlying Fund may incur higher taxes as a result of its investing in derivatives.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Underlying Fund, and thus the Portfolio, to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

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In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Underlying Fund’s taxable income or gains, and may limit or prevent the Underlying Fund, and thus the Portfolio, from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. An Underlying Fund’s use of derivatives also may be limited by the requirements for taxation of the Underlying Fund as a regulated investment company.

Manager Risk. The performance of the Portfolio also will depend on whether the Manager is successful in pursuing the Portfolio's investment strategy.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance: Because the Portfolio does not yet have a full calendar year of operations, it does not disclose any performance information in this Prospectus. Once available, you may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

Manager: Saratoga Capital Management, LLC serves as the Portfolio’s Manager.

Portfolio Managers: The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Stephen Ventimiglia	Vice Chairman, Chief Investment Officer and Chief Economist of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.
Bruce E. Ventimiglia	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.
Jonathan W. Ventimiglia	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.

Purchase and Sale of Portfolio Shares: There is generally a $2,500 minimum initial investment for the Portfolio. The minimum subsequent investment in the Trust is $100. There is no minimum subsequent investment for the Portfolio.  There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: MODERATE BALANCED ALLOCATION PORTFOLIO

Investment Objective: The Moderate Balanced Allocation Portfolio seeks total return consisting of capital appreciation and income.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

MODERATE BALANCED ALLOCATION PORTFOLIO
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	1.00%
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service Rule 12b-1 Fees	1.00%
Other Expenses	1.95%
Acquired Fund Fees and Expenses (1)	0.63%
Total Annual Portfolio Operating Expenses (before Expense Waiver/Reimbursement)	4.48%
Expense Waiver/Reimbursement	(2.06)%
Total Annual Portfolio Operating Expenses (after Expense Waiver/Reimbursement) (2)	2.42%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the expense cap (defined below). The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

(2) Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to waive its fees and/or absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Portfolio do not exceed 1.79% of the Portfolio’s average net assets for Class C shares through December 31, 2019 (the “Expense Cap”). This operating expense limitation agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

IF YOU SOLD YOUR SHARES

One Year	Three Years	Five Years	Ten Years
$345	$1,169	$2,103	$4,479

IF YOU HELD YOUR SHARES

One Year	Three Years	Five Years	Ten Years
$245	$1,169	$2,103	$4,479

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

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Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance. During the period December 29, 2017 (inception of the Portfolio) through the fiscal year ended August 31, 2018, the Portfolio’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”).

The Portfolio’s manager, Saratoga Capital Management, LLC (the “Manager”) allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. The target allocations are: approximately 20%-82.5% of the Portfolio’s assets to core equity investments; 2.5%-25% to sector equity investments; 6%-65% to fixed income investments; 7%-65% to money market investments; and 3%-35% to alternative investments. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions.

The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Investments in Mutual Funds Risk. The Portfolio invests in Underlying Funds as a primary strategy, so the Portfolio’s investment performance and risks are directly related to the performance and risks of the Underlying Funds. Shareholders will indirectly bear the expenses charged by the Underlying Funds. Because the Manager or its affiliates provide services to and receive fees, including supervision fees, from some of the Saratoga Funds, the Portfolio’s investments in some of the Underlying Funds benefit the Manager and/or its affiliates. In addition, the Portfolio may hold a significant percentage of the shares of an Underlying Fund. As a result, the Portfolio’s investments in an Underlying Fund may create a conflict of interest.

Exchange-Traded Funds Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls.

The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses.

In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares, especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio, and the listing exchange may halt trading of the ETF's shares.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Underlying Funds, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

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Fixed-Income Securities Risk. Certain Underlying Funds invest in fixed-income securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed-income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities. Given that the Federal Reserve has been raising interest rates, the Portfolio may face a heightened level of interest rate risk.

Some of the Underlying Funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Alternative Investment Risk. Alternative investment strategies, which may include, but are not limited to, investing in or having exposure to real estate, commodities, foreign currency, natural resources, MLP and other non-traditional investments, or following event-driven, macro, long-short, market neutral, merger arbitrage, or other tactical investment strategies, may involve complex security types or transactions and/or focus on narrow segments of the market, which may increase and/or magnify the overall risks and volatility associated with these strategies.

Mortgage-Backed Securities and Prepayment Risk. Certain Underlying Funds invest in mortgage-backed securities. Mortgage-backed securities, such as mortgage pass-through securities, have different risk characteristics than traditional debt securities. For example, principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose an Underlying Fund, and thus the Portfolio, to a lower rate of return upon reinvestment of principal.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Manager could reduce an Underlying Fund's yield, increase the volatility of the Underlying Fund and/or cause a decline in net asset value. Mortgage-backed securities are also subject to extension risk, which is the risk that the issuer of such a security pays back the principal of an obligation later than expected, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. In addition, an Underlying Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to an Underlying Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Common Stock Risk. Certain Underlying Funds invest in equity securities (such as common stock) that are more volatile and carry more risks than other forms of investment. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

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Foreign Securities Risk. Certain Underlying Funds invest in foreign securities. An Underlying Fund’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Underlying Fund shares is quoted in U.S. dollars, an Underlying Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Underlying Fund assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which an Underlying Fund invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate an Underlying Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect an Underlying Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of an Underlying Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair an Underlying Fund’s ability to purchase or sell foreign securities or transfer an Underlying Fund’s assets back into the United States, or otherwise adversely affect the Underlying Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by an Underlying Fund, particularly during periods of market turmoil.

Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When an Underlying Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for an Underlying Fund to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of an Underlying Fund’s trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that an Adviser believes is representative of its full value or that it may even go down in price.

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Convertible Securities Risk. Certain Underlying Funds invest in convertible securities. An Underlying Fund’s investments in convertible securities subject the Underlying Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Certain Underlying Funds invest in preferred stock. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If an Underlying Fund owns a preferred stock on which distributions are deferred, the Underlying Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. Certain Underlying Funds invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, an Underlying Fund will lose its entire investment in such warrant.

Liquidity Risk. The Portfolio and/or an Underlying Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions. The liquidity of the Portfolio’s assets may change over time.

Small and Medium Capitalization Companies Risk. An Underlying Fund may invest in small and medium capitalization companies. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Sector Concentration Risk. Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. To the extent the Portfolio invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. Additionally, some sectors (for example, the financial services and energy sectors, among others) could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Derivatives Risk. Certain Underlying Funds may invest in derivatives. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives in which the Portfolio or an Underlying Fund may invest include options, futures and swaps. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Underlying Fund’s initial investment. Many derivatives are entered into over-the-counter or OTC (not on an exchange or contract market) and may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. An Underlying Fund may also lose money on a derivative if the counterparty (issuer) fails to pay the amount due. If a counterparty to an OTC derivative were to default on its obligations, the Underlying Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Underlying Fund’s rights as a creditor (e.g., the Underlying Fund may not receive the amount of payments that it is contractually entitled to receive).

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An Underlying Fund may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as an Adviser anticipated. The Underlying Fund may incur higher taxes as a result of its investing in derivatives.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Underlying Fund, and thus the Portfolio, to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Underlying Fund’s taxable income or gains, and may limit or prevent the Underlying Fund, and thus the Portfolio, from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. An Underlying Fund’s use of derivatives also may be limited by the requirements for taxation of the Underlying Fund as a regulated investment company.

Manager Risk. The performance of the Portfolio also will depend on whether the Manager is successful in pursuing the Portfolio's investment strategy.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance: Because the Portfolio does not yet have a full calendar year of operations, it does not disclose any performance information in this Prospectus. Once available, you may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

Manager: Saratoga Capital Management, LLC serves as the Portfolio’s Manager.

Portfolio Managers: The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Stephen Ventimiglia	Vice Chairman, Chief Investment Officer and Chief Economist of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.
Bruce E. Ventimiglia	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.
Jonathan W. Ventimiglia	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.

Purchase and Sale of Portfolio Shares: There is generally a $2,500 minimum initial investment for the Portfolio. The minimum subsequent investment in the Trust is $100. There is no minimum subsequent investment for the Portfolio.  There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: MODERATELY AGGRESSIVE BALANCED ALLOCATION PORTFOLIO

Investment Objective: The Moderately Aggressive Balanced Allocation Portfolio seeks total return consisting of capital appreciation and income.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

MODERATELY AGGRESSIVE BALANCED ALLOCATION PORTFOLIO
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	1.00%
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service Rule 12b-1 Fees	1.00%
Other Expenses	2.28%
Acquired Fund Fees and Expenses (1)	0.67%
Total Annual Portfolio Operating Expenses (before Expense Waiver/Reimbursement)	4.85%
Expense Waiver/Reimbursement	(2.39)%
Total Annual Portfolio Operating Expenses (after Expense Waiver/Reimbursement) (2)	2.46%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the expense cap (defined below). The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

(2) Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to waive its fees and/or absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Portfolio do not exceed 1.79% of the Portfolio’s average net assets for Class C shares through December 31, 2019 (the “Expense Cap”). This operating expense limitation agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

IF YOU SOLD YOUR SHARES

One Year	Three Years	Five Years	Ten Years
$349	$1,245	$2,244	$4,755

IF YOU HELD YOUR SHARES

One Year	Three Years	Five Years	Ten Years
$249	$1,245	$2,244	$4,755

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

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Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance. During the period December 29, 2017 (inception of the Portfolio) through the fiscal year ended August 31, 2018, the Portfolio had no portfolio turnover.

Principal Investment Strategies: The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”).

The Portfolio’s manager, Saratoga Capital Management, LLC (the “Manager”) allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. The target allocations are: approximately 30%-90% of the Portfolio’s assets to core equity investments; 5%-27.5% to sector equity investments; 3%-60% to fixed income investments; 5%-60% to money market investments; and 3.5%-37.5% to alternative investments. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions.

The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Investments in Mutual Funds Risk. The Portfolio invests in Underlying Funds as a primary strategy, so the Portfolio’s investment performance and risks are directly related to the performance and risks of the Underlying Funds. Shareholders will indirectly bear the expenses charged by the Underlying Funds. Because the Manager or its affiliates provide services to and receive fees, including supervision fees, from some of the Saratoga Funds, the Portfolio’s investments in some of the Underlying Funds benefit the Manager and/or its affiliates. In addition, the Portfolio may hold a significant percentage of the shares of an Underlying Fund. As a result, the Portfolio’s investments in an Underlying Fund may create a conflict of interest.

Exchange-Traded Funds Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value of the particular fund.

As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses.

In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares, especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio, and the listing exchange may halt trading of the ETF's shares.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Underlying Funds, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Fixed-Income Securities Risk. Certain Underlying Funds invest in fixed-income securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

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Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed-income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities. Given that the Federal Reserve has been raising interest rates, the Portfolio may face a heightened level of interest rate risk.

Some of the Underlying Funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Alternative Investment Risk. Alternative investment strategies, which may include, but are not limited to, investing in or having exposure to real estate, commodities, foreign currency, natural resources, MLP and other non-traditional investments, or following event-driven, macro, long-short, market neutral, merger arbitrage, or other tactical investment strategies, may involve complex security types or transactions and/or focus on narrow segments of the market, which may increase and/or magnify the overall risks and volatility associated with these strategies.

Mortgage-Backed Securities and Prepayment Risk. Certain Underlying Funds invest in mortgage-backed securities. Mortgage-backed securities, such as mortgage pass-through securities, have different risk characteristics than traditional debt securities. For example, principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose an Underlying Fund, and thus the Portfolio, to a lower rate of return upon reinvestment of principal.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Manager could reduce an Underlying Fund's yield, increase the volatility of the Underlying Fund and/or cause a decline in net asset value. Mortgage-backed securities are also subject to extension risk, which is the risk that the issuer of such a security pays back the principal of an obligation later than expected, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. In addition, an Underlying Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to an Underlying Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Common Stock Risk. Certain Underlying Funds invest in equity securities (such as common stock) that are more volatile and carry more risks than other forms of investment. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Foreign Securities Risk. Certain Underlying Funds invest in foreign securities. An Underlying Fund’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Underlying Fund shares is quoted in U.S. dollars, an Underlying Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market.

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If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Underlying Fund assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which an Underlying Fund invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate an Underlying Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect an Underlying Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of an Underlying Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair an Underlying Fund’s ability to purchase or sell foreign securities or transfer an Underlying Fund’s assets back into the United States, or otherwise adversely affect the Underlying Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by an Underlying Fund, particularly during periods of market turmoil.

Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When an Underlying Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for an Underlying Fund to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of an Underlying Fund’s trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that an Adviser believes is representative of its full value or that it may even go down in price.

Convertible Securities Risk. Certain Underlying Funds invest in convertible securities. An Underlying Fund’s investments in convertible securities subject the Underlying Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

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Preferred Stock Risk. Certain Underlying Funds invest in preferred stock. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If an Underlying Fund owns a preferred stock on which distributions are deferred, the Underlying Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. Certain Underlying Funds invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, an Underlying Fund will lose its entire investment in such warrant.

Liquidity Risk. The Portfolio and/or an Underlying Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions. The liquidity of the Portfolio’s assets may change over time.

Small and Medium Capitalization Companies Risk. An Underlying Fund may invest in small and medium capitalization companies. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Sector Concentration Risk. Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. To the extent the Portfolio invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. Additionally, some sectors (for example, the financial services and energy sectors, among others) could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Derivatives Risk. Certain Underlying Funds may invest in derivatives. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives in which the Portfolio or an Underlying Fund may invest include options, futures and swaps. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Underlying Fund’s initial investment. Many derivatives are entered into over-the-counter or OTC (not on an exchange or contract market) and may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. An Underlying Fund may also lose money on a derivative if the counterparty (issuer) fails to pay the amount due. If a counterparty to an OTC derivative were to default on its obligations, the Underlying Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Underlying Fund’s rights as a creditor (e.g., the Underlying Fund may not receive the amount of payments that it is contractually entitled to receive).

An Underlying Fund may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as an Adviser anticipated. The Underlying Fund may incur higher taxes as a result of its investing in derivatives.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Underlying Fund, and thus the Portfolio, to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

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In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Underlying Fund’s taxable income or gains, and may limit or prevent the Underlying Fund, and thus the Portfolio, from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. An Underlying Fund’s use of derivatives also may be limited by the requirements for taxation of the Underlying Fund as a regulated investment company.

Manager Risk. The performance of the Portfolio also will depend on whether the Manager is successful in pursuing the Portfolio's investment strategy.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance: Because the Portfolio does not yet have a full calendar year of operations, it does not disclose any performance information in this Prospectus. Once available, you may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

Manager: Saratoga Capital Management, LLC serves as the Portfolio’s Manager.

Portfolio Managers: The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Stephen Ventimiglia	Vice Chairman, Chief Investment Officer and Chief Economist of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.
Bruce E. Ventimiglia	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.
Jonathan W. Ventimiglia	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.

Purchase and Sale of Portfolio Shares: There is generally a $2,500 minimum initial investment for the Portfolio. The minimum subsequent investment in the Trust is $100. There is no minimum subsequent investment for the Portfolio.  There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: AGGRESSIVE BALANCED ALLOCATION PORTFOLIO

Investment Objective: The Aggressive Balanced Allocation Portfolio seeks total return consisting of capital appreciation and income.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

AGGRESSIVE BALANCED ALLOCATION PORTFOLIO
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	1.00%
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service Rule 12b-1 Fees	1.00%
Other Expenses	2.09%
Acquired Fund Fees and Expenses (1)	0.64%
Total Annual Portfolio Operating Expenses (before Expense Waiver/Reimbursement)	4.63%
Expense Waiver/Reimbursement	(2.20)%
Total Annual Portfolio Operating Expenses (after Expense Waiver/Reimbursement) (2)	2.43%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the expense cap (defined below). The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

(2) Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to waive its fees and/or absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Portfolio do not exceed 1.79% of the Portfolio’s average net assets for Class C shares through December 31, 2019 (the “Expense Cap”). This operating expense limitation agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

IF YOU SOLD YOUR SHARES

One Year	Three Years	Five Years	Ten Years
$346	$1,199	$2,160	$4,592

IF YOU HELD YOUR SHARES

One Year	Three Years	Five Years	Ten Years
$246	$1,199	$2,160	$4,592

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

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Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance. During the period December 29, 2017 (inception of the Portfolio) through the fiscal year ended August 31, 2018, the Portfolio’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”).

The Portfolio’s manager, Saratoga Capital Management, LLC (the “Manager”) allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. The target allocations are: approximately 35%-95% of the Portfolio’s assets to core equity investments; 7.5%-30% to sector equity investments; 2%-55% to fixed income investments; 2.5%-55% to money market investments; and 4%-40% to alternative investments. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions.

The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Investments in Mutual Funds Risk. The Portfolio invests in Underlying Funds as a primary strategy, so the Portfolio’s investment performance and risks are directly related to the performance and risks of the Underlying Funds. Shareholders will indirectly bear the expenses charged by the Underlying Funds. Because the Manager or its affiliates provide services to and receive fees, including supervision fees, from some of the Saratoga Funds, the Portfolio’s investments in some of the Underlying Funds benefit the Manager and/or its affiliates. In addition, the Portfolio may hold a significant percentage of the shares of an Underlying Fund. As a result, the Portfolio’s investments in an Underlying Fund may create a conflict of interest.

Exchange-Traded Funds Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds.

In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses.

In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares, especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio, and the listing exchange may halt trading of the ETF's shares.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Underlying Funds, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

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Fixed-Income Securities Risk. Certain Underlying Funds invest in fixed-income securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed-income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities. Given that the Federal Reserve has been raising interest rates, the Portfolio may face a heightened level of interest rate risk.

Some of the Underlying Funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Alternative Investment Risk. Alternative investment strategies, which may include, but are not limited to, investing in or having exposure to real estate, commodities, foreign currency, natural resources, MLP and other non-traditional investments, or following event-driven, macro, long-short, market neutral, merger arbitrage, or other tactical investment strategies, may involve complex security types or transactions and/or focus on narrow segments of the market, which may increase and/or magnify the overall risks and volatility associated with these strategies.

Mortgage-Backed Securities and Prepayment Risk. Certain Underlying Funds invest in mortgage-backed securities. Mortgage-backed securities, such as mortgage pass-through securities, have different risk characteristics than traditional debt securities. For example, principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose an Underlying Fund, and thus the Portfolio, to a lower rate of return upon reinvestment of principal.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Manager could reduce an Underlying Fund's yield, increase the volatility of the Underlying Fund and/or cause a decline in net asset value. Mortgage-backed securities are also subject to extension risk, which is the risk that the issuer of such a security pays back the principal of an obligation later than expected, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. In addition, an Underlying Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to an Underlying Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Common Stock Risk. Certain Underlying Funds invest in equity securities (such as common stock) that are more volatile and carry more risks than other forms of investment. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

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Foreign Securities Risk. Certain Underlying Funds invest in foreign securities. An Underlying Fund’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Underlying Fund shares is quoted in U.S. dollars, an Underlying Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Underlying Fund assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which an Underlying Fund invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate an Underlying Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect an Underlying Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of an Underlying Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair an Underlying Fund’s ability to purchase or sell foreign securities or transfer an Underlying Fund’s assets back into the United States, or otherwise adversely affect the Underlying Fund’s operations.

Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by an Underlying Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When an Underlying Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for an Underlying Fund to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of an Underlying Fund’s trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that an Adviser believes is representative of its full value or that it may even go down in price.

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Convertible Securities Risk. Certain Underlying Funds invest in convertible securities. An Underlying Fund’s investments in convertible securities subject the Underlying Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Certain Underlying Funds invest in preferred stock. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If an Underlying Fund owns a preferred stock on which distributions are deferred, the Underlying Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. Certain Underlying Funds invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option.

If a warrant is not exercised by the date of its expiration, an Underlying Fund will lose its entire investment in such warrant.

Liquidity Risk. The Portfolio and/or an Underlying Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions. The liquidity of the Portfolio’s assets may change over time.

Small and Medium Capitalization Companies Risk. An Underlying Fund may invest in small and medium capitalization companies. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Sector Concentration Risk. Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. To the extent the Portfolio invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. Additionally, some sectors (for example, the financial services and energy sectors, among others) could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Derivatives Risk. Certain Underlying Funds may invest in derivatives. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives in which a Portfolio or an Underlying Fund may invest include options, futures and swaps. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Underlying Fund’s initial investment. Many derivatives are entered into over-the-counter or OTC (not on an exchange or contract market) and may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. An Underlying Fund may also lose money on a derivative if the counterparty (issuer) fails to pay the amount due. If a counterparty to an OTC derivative were to default on its obligations, the Underlying Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Underlying Fund’s rights as a creditor (e.g., the Underlying Fund may not receive the amount of payments that it is contractually entitled to receive).

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An Underlying Fund may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as an Adviser anticipated. The Underlying Fund may incur higher taxes as a result of its investing in derivatives.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Underlying Fund, and thus the Portfolio, to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Underlying Fund’s taxable income or gains, and may limit or prevent the Underlying Fund, and thus the Portfolio, from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy.

An Underlying Fund’s use of derivatives also may be limited by the requirements for taxation of the Underlying Fund as a regulated investment company.

Manager Risk. The performance of the Portfolio also will depend on whether the Manager is successful in pursuing the Portfolio's investment strategy.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance: Because the Portfolio does not yet have a full calendar year of operations, it does not disclose any performance information in this Prospectus. Once available, you may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

Manager: Saratoga Capital Management, LLC serves as the Portfolio’s Manager.

Portfolio Managers: The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Stephen Ventimiglia	Vice Chairman, Chief Investment Officer and Chief Economist of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.
Bruce E. Ventimiglia	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.
Jonathan W. Ventimiglia	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.

Purchase and Sale of Portfolio Shares: There is generally a $2,500 minimum initial investment for the Portfolio. The minimum subsequent investment in the Trust is $100. There is no minimum subsequent investment for the Portfolio.  There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Investment Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

U.S. Government Money Market Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	1.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.475%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	0.685%
Total Annual Portfolio Operating Expenses	2.16%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$319	$676	$1,159	$2,493

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$219	$676	$1,159	$2,493

Principal Investment Strategies: The Portfolio will invest at least 80% of its assets in high quality, short-term U.S. government securities. In addition, in order to qualify as a “government money market fund” under the rules governing money market funds, the Portfolio has adopted a policy to invest 99.5% or more of its total assets in cash, U.S. government securities and/or repurchase agreements that are collateralized fully by cash and U.S. government securities. The Adviser seeks to maintain the Portfolio's share price at $1.00. The share price remaining stable at $1.00 means that the Portfolio would preserve the principal value of your investment. The U.S. government securities that the Portfolio may purchase include:

•	U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. government.
•	Securities issued by agencies and instrumentalities of the U.S. government, which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration.
•	Securities issued by agencies and instrumentalities, which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Department of the Treasury (the “Treasury”) to meet their obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Bank. Fannie Mae and Freddie Mac each may borrow from the Treasury to meet their obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.
•	Securities issued by agencies and instrumentalities, which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

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In addition, the Portfolio may invest in repurchase agreements collateralized by securities issued by the U.S. government, its agencies and instrumentalities. By operating as a government money market fund, the Portfolio is exempt from requirements relating to the imposition of a liquidity fee and/or temporary redemption gates.

While the Portfolio’s Board of Trustees may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. Shares of the Portfolio are not bank deposits and an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The Manager has no legal obligation to provide financial support to the Portfolio, and you should not expect that the Manager will provide financial support to the Portfolio at any time.

Credit and Interest Rate Risk. A principal risk of investing in the Portfolio is associated with its U.S. government securities investments which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. Given that the Federal Reserve has been raising interest rates, the Portfolio may face a heightened level of interest rate risk. Repurchase agreements involve a greater degree of credit risk.

Government-Sponsored Enterprises Risk. U.S. government-sponsored enterprises are not backed by the full faith and credit of the U.S. government. There is the risk that the U.S. government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Portfolio, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Money Market Fund Regulation. The Securities and Exchange Commission (“SEC”) recently adopted changes to the rules that govern money market funds. The Portfolio intends to operate as a “government money market fund,” which allows the Portfolio to continue to seek a stable net asset value (“NAV”). “Government money market funds,” which are money market funds that invest in cash, U.S. government securities and/or repurchase agreements that are collateralized fully, are exempt from the requirement to consider imposing a redemption fee or suspending redemptions at certain liquidity levels.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s current 7-day yield by calling toll free 1-800-807-FUND.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

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During the periods shown in the bar chart, the highest return for a calendar quarter was 0.52% (quarter ended March 31, 2008) and the lowest return for a calendar quarter was 0.00% (quarter ended June 30, 2017). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio's Class C shares was 0.29%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
U.S. Government Money Market Portfolio (1)	-0.97%	0.01%	0.11%
90 Day T-Bills	0.84%	0.24%	0.34%
Index: (Reflects no deduction for fees, expenses or taxes)
Lipper U.S. Treasury Money Market Index	0.44%	0.10%	0.19%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under “Shareholder Information - Contingent Deferred Sales Charge.”

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: CLS Investments, LLC (“CLS” or the “Adviser”) has served as Adviser to the Portfolio since August 2011. CLS utilizes a team approach for management of the Portfolio. Marc Pfeffer, Senior Portfolio Manager of CLS, Rusty Vanneman, CFA, Chief Investment Officer of CLS and Jackson Lee, CFA, Portfolio Manager of CLS, each serve as portfolio managers for the Portfolio. Mr. Pfeffer has been a portfolio manager of the Portfolio since its inception. Messrs. Vanneman and Lee have served as portfolio managers of the Portfolio since September 2018.

Purchase and Sale of Portfolio Shares: There is no minimum initial investment for the Portfolio and generally there is a $10,000 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100. There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: INVESTMENT QUALITY BOND PORTFOLIO

Investment Objective: The Investment Quality Bond Portfolio seeks current income and reasonable stability of principal.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

Investment Quality Bond Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	0.99%
Acquired Fund Fees and Expenses (1)	0.05%
Total Annual Portfolio Operating Expenses	2.59%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”). Acquired Fund Fees and Expenses are estimated for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$362	$805	$1,375	$2,925

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$262	$805	$1,375	$2,925

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 112% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (the “Underlying Funds”). The Portfolio will normally invest at least 80% of its total assets in Underlying Funds which invest in investment grade fixed-income securities or mortgage pass-through securities rated within the four highest grades by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch Inc. (“Fitch”) or, if not rated, securities considered by an Underlying Fund’s adviser to be of comparable quality. In deciding which Underlying Funds to buy, hold or sell in pursuing the Portfolio’s investment objective, the Manager considers economic developments, interest rate trends and performance history of an Underlying Fund’s management team, among other factors. The average maturity of the securities held by an Underlying Fund will generally range from three to ten years. Mortgage pass-through securities are mortgage-backed securities that represent a participation interest in a pool of residential mortgage loans originated by the United States government or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

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An Underlying Fund may invest in mortgage pass-through securities that are issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Ginnie Mae securities are backed by the full faith and credit of the United States government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the United States government, but they have the right to borrow from the U.S. Department of the Treasury (the “Treasury”) to meet their obligations, although the Treasury is not legally required to extend credit to the agencies/instrumentalities.

Private mortgage pass-through securities also can be Underlying Fund investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. government agency, the securities generally are structured with one or more type of credit enhancement.

In addition, the Portfolio may invest up to 5% of its net assets in Underlying Funds that invest in fixed-income securities of any grade, including those that are rated lower than investment grade at the time of purchase, commonly known as “junk bonds.”

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio’s share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Investments in Mutual Funds Risk. The Portfolio invests in Underlying Funds as a primary strategy, so the Portfolio’s investment performance and risks are directly related to the performance and risks of the Underlying Funds. Shareholders will indirectly bear the expenses charged by the Underlying Funds. In addition, a Portfolio may hold a significant percentage of the shares of an Underlying Fund. As a result, a Portfolio’s investments in an Underlying Fund may create a conflict of interest because a situation could occur where an action for a Portfolio could be adverse to the interest of an Underlying Fund or vice versa.

Exchange-Traded Funds Risk (ETF). Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value (“NAV”) of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. Further, the Portfolio may invest in leveraged ETFs without limit. The more the Portfolio invests in leveraged ETFs, the more this leverage will magnify any losses on those investments. The Portfolio will not invest in leveraged ETFs as a principal investment strategy.

In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the NAV of the shares, especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio, and the listing exchange may halt trading of the ETF's shares.

Fixed-Income Securities Risk. Principal risks of investing in the Portfolio are associated with the Underlying Fund’s investments in fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed-income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities. Given that the Federal Reserve has been raising interest rates, the Portfolio may face a heightened level of interest rate risk.

Certain Underlying Funds may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest.

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Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Mortgage-Backed Securities and Prepayment Risk. Certain Underlying Funds invest in mortgage-backed securities. Mortgage-backed securities, such as mortgage pass-through securities, have different risk characteristics than traditional debt securities. For example, principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose an Underlying Fund, and thus the Portfolio, to a lower rate of return upon reinvestment of principal.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Manager could reduce an Underlying Fund's yield, increase the volatility of the Underlying Fund and/or cause a decline in NAV. Mortgage-backed securities are also subject to extension risk, which is the risk that the issuer of such a security pays back the principal of an obligation later than expected, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. In addition, an Underlying Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to an Underlying Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Manager believes is representative of its full value or that it may even go down in price.

Liquidity Risk. The Portfolio and/or an Underlying Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions. The liquidity of the Portfolio’s assets may change over time.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Management Risk. The performance of the Portfolio also will depend on whether the Manager is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

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ANNUAL TOTAL RETURNS – CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.22% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -1.77% (quarter ended June 30, 2013). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio’s Class C shares was -1.17%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Investment Quality Bond Portfolio (1)
Return Before Taxes	-0.97%	-0.32%	1.22%
Return After Taxes on Distributions	-1.30%	-0.59%	0.69%
Return After Taxes on Distributions and Sale of Portfolio Shares	-0.41%	-0.29%	0.82%
Indices: (Reflects no deduction for fees, expenses or taxes)
Barclays Intermediate U.S. Government/Credit Bond Index	1.14%	0.92%	2.70%
Lipper Short-Intermediate Investment Grade Debt Funds Index	2.25%	1.44%	3.06%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under "Shareholder Information -Contingent Deferred Sales Charge."

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Portfolio Managers: The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Stephen Ventimiglia	Vice Chairman, Chief Investment Officer and Chief Economist of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.
Bruce E. Ventimiglia	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.
Jonathan W. Ventimiglia	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.

Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $10,000 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

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Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: MUNICIPAL BOND PORTFOLIO

Investment Objective: The Municipal Bond Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

Municipal Bond Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	3.25%
Acquired Fund Fees and Expenses (1)	0.07%
Total Annual Portfolio Operating Expenses	4.87%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”). Acquired Fund Fees and Expenses are estimated for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$587	$1,464	$2,443	$ 4,902

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$487	$1,464	$2,443	$4,902

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 104% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (the “Underlying Funds”).

As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Manager generally invests the Portfolio's assets in Underlying Funds that invest in municipal obligations. There are no maturity limitations on the securities held by the Underlying Funds. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments and their respective agencies. In pursuing the Portfolio's investment objective, the Manager has considerable leeway in deciding which Underlying Funds it buys, holds or sells on a day-to-day basis.

The Underlying Fund’s adviser will invest primarily in municipal bonds rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Inc. ("Fitch") or, if not rated, of comparable quality in the opinion of an Underlying Fund’s adviser.

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An Underlying Fund may invest without limit in municipal obligations such as private activity bonds that pay interest income subject to the "alternative minimum tax," although the Portfolio does not currently expect to invest more than 20% of its total assets in such instruments. Some shareholders may have to pay tax on distributions of this income from the Portfolio. Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes and commercial paper are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. An Underlying Fund’s municipal obligation investments may include zero coupon securities, which are purchased at a discount and make no interest payments until maturity.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Investments in Mutual Funds Risk. The Portfolio invests in Underlying Funds as a primary strategy, so the Portfolio’s investment performance and risks are directly related to the performance and risks of the Underlying Funds. Shareholders will indirectly bear the expenses charged by the Underlying Funds. In addition, a Portfolio may hold a significant percentage of the shares of an Underlying Fund. As a result, a Portfolio’s investments in an Underlying Fund may create a conflict of interest because a situation could occur where an action for a Portfolio could be adverse to the interest of an Underlying Fund or vice versa.

Exchange-Traded Funds Risk (ETF). Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value (“NAV”) of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. Further, the Portfolio may invest in leveraged ETFs without limit. The more the Portfolio invests in leveraged ETFs, the more this leverage will magnify any losses on those investments. The Portfolio will not invest in leveraged ETFs as a principal investment strategy.

In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the NAV of the shares, especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio, and the listing exchange may halt trading of the ETF's shares.

Municipal Bond Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Portfolio’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.

Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Portfolio could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Portfolio’s investments. In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Portfolio’s investments.

Credit and Interest Rate Risk. An Underlying Fund may be subject to credit and interest rate risks. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations.

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The issuers of private activity bonds, used to finance projects in sectors such as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Given that the Federal Reserve has been raising interest rates, the Portfolio may face a heightened level of interest rate risk. Longer term bonds and zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest. Generally, the longer the average duration of the bonds in the Portfolio, the more the Portfolio’s share price will fluctuate in response to interest rate changes.

An Underlying Fund is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of its portfolio securities to fall substantially.

Investments in municipal bonds in the fourth highest grade are considered speculative. The ratings of municipal bonds do not ensure the stability or safety of an Underlying Fund’s, and thus the Portfolio’s, investments.

Zero-Coupon Bond Risk. The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically.

Tax Risk. There is no guarantee that the Portfolio's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after an Underlying Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Portfolio to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value. An Underlying Fund may invest without limit in municipal obligations that pay interest income subject to the “alternative minimum tax,” although the Portfolio does not currently expect to invest more than 20% of its total assets in such instruments.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Manager believes is representative of its full value or that it may even go down in price.

Liquidity Risk. The Portfolio and/or an Underlying Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions. The liquidity of the Portfolio’s assets may change over time.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Management Risk. The performance of the Portfolio also will depend on whether the Manager is successful in pursuing the Portfolio's investment strategy.

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Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class C shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges.If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.70% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -3.63% (quarter ended December 31, 2016). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio's Class C shares was -2.89%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Municipal Bond Portfolio (1)
Return Before Taxes	1.00%	-0.23%	0.60%
Return After Taxes on Distributions	0.95%	-0.77%	0.14%
Return After Taxes on Distributions and Sale of Portfolio Shares	0.57%	-0.29%	0.35%
Indices: (Reflects no deduction for fees, expenses or taxes)
Barclays Municipal Bond Index	5.45%	3.02%	4.46%
Lipper Intermediate Municipal Debt Funds Index	4.39%	2.26%	3.62%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under “Shareholder Information - Contingent Deferred Sales Charge.”

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Portfolio Managers: The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Stephen Ventimiglia	Vice Chairman, Chief Investment Officer and Chief Economist of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.
Bruce E. Ventimiglia	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.
Jonathan W. Ventimiglia	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.
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Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $10,000 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: LARGE CAPITALIZATION VALUE PORTFOLIO

Investment Objective: The Large Capitalization Value Portfolio seeks total return consisting of capital appreciation and dividend income.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

Large Capitalization Value Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	0.57%
Total Annual Portfolio Operating Expenses	2.22%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$325	$694	$1,190	$2,554

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$225	$694	$1,190	$2,554

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 100% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in a diversified portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or greater at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stock and warrants. In determining which securities to buy, hold or sell, the Portfolio’s Adviser focuses its investment selection on finding high quality companies with compelling valuations, measurable catalysts to unlock value and above-average long-term earnings growth potential. In general, the Adviser looks for companies that have value-added product lines to help preserve pricing power, a strong history of free cash flow generation, strong balance sheets, competent management with no record of misleading shareholders and financially sound customers. Independent research is used to produce estimates for future earnings, which are inputs into the Adviser’s proprietary valuation model. The Adviser focuses its investments where it has a differentiated view and there exists, in its view, significant price appreciation potential to its estimate of the stocks’ intrinsic value.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities.

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When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Value Style Investing Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are lower than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Portfolio’s return may be adversely affected during market downturns and when value stocks are out of favor.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

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ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.47% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -24.30% (quarter ended December 31, 2008). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio’s Class C shares was -0.59%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Large Capitalization Value Portfolio (1)
Return Before Taxes	6.62%	10.60%	2.88%
Return After Taxes on Distributions	4.03%	9.93%	2.53%
Return After Taxes on Distributions and Sale of Portfolio Shares	5.29%	8.34%	2.21%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500®/Citigroup Value Index	15.36%	14.24%	6.80%
Morningstar Large Value Average	15.94%	13.33%	6.92%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under “Shareholder Information - Contingent Deferred Sales Charge.”

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: M.D. Sass Investors Services, Inc. (“M.D. Sass” or the “Adviser”) has served as the Adviser to the Portfolio since August 2008. The Portfolio is managed by a team of portfolio analysts. The members of the team who have primary responsibility for the day-to-day management of the Portfolio are Martin D. Sass, who is Chairman and Chief Executive Officer of M.D. Sass and Ari Sass, who is President of M.D. Sass. Mr. Martin D. Sass formed M.D. Sass in 1972 and has served the Portfolio as Portfolio Manager since August 2008 and Co-Portfolio Manager since January 2018. Mr. Ari Sass has served as Co-Portfolio Manager since January 2018.

Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $10,000 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: LARGE CAPITALIZATION GROWTH PORTFOLIO

Investment Objective: The Large Capitalization Growth Portfolio seeks capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

Large Capitalization Growth Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	0.49%
Total Annual Portfolio Operating Expenses	2.14%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$317	$670	$1,149	$2,472

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$217	$670	$1,149	$2,472

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 74% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in a portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or more.  Equity securities include common stocks, preferred stocks, securities convertible into common stock and warrants.

The Adviser employs quantitative and qualitative analysis that seeks to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser’s selection process consists of three steps. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics, designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, capital structure and financial quality. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

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Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Growth Style Investing Risk. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Portfolio’s performance may suffer.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

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ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.57% (quarter ended September 30, 2010) and the lowest return for a calendar quarter was -27.07% (quarter ended December 31, 2008). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio's Class C shares was 19.43%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Large Capitalization Growth Portfolio (1)
Return Before Taxes	28.07%	15.80%	7.63%
Return After Taxes on Distributions	25.78%	12.43%	5.80%
Return After Taxes on Distributions and Sale of Portfolio Shares	17.75%	11.77%	5.69%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500®/Citigroup Growth Index	27.44%	17.00%	9.99%
Morningstar Large Growth Average	27.67%	15.29%	8.31%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under “Shareholder Information - Contingent Deferred Sales Charge.”

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Smith Group Asset Management (“Smith Group” or the “Adviser”) has served as the Adviser to the Portfolio since December 29, 2015.

Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer of the Adviser and John D. Brim, CFA, President and Senior Portfolio Manager of the Adviser, are co-portfolio managers responsible for the day-to-day management of the Portfolio.  Prior to founding the Adviser in 1995, Mr. Smith held a number of senior investment positions at Bank of America.  Mr. Brim joined the Adviser in March 1998, and prior to that he was a manager within the institutional investment consulting group of Deloitte & Touche, LLP.

Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $10,000 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

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Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: MID CAPITALIZATION PORTFOLIO

Investment Objective: The Mid Capitalization Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

Mid Capitalization Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	0.72%
Acquired Fund Fees and Expenses (1)	0.23%
Total Annual Portfolio Operating Expenses	2.70%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$373	$838	$1,430	$3,032

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$273	$838	$1,430	$3,032

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in equity securities of companies traded on U.S. exchanges or over-the-counter (“OTC”) markets that have a total market capitalization of between $1 billion and $15 billion at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may also invest in equity securities of foreign companies.

The Adviser invests in medium capitalization companies with a focus on total return using a bottom-up value oriented investment process. The Adviser seeks companies with the following characteristics, although not all of the companies it selects will have these attributes:

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• companies earning a positive economic margin with stable-to-improving returns;

• companies valued at a discount to their asset value; and

• companies with an attractive dividend yield and minimal basis risk.

In selecting investments, the Adviser generally employs the following strategy:

• value-driven investment philosophy that selects stocks selling at attractive values based upon business fundamentals, economic margin analysis, discounted cash flow models and historical valuation multiples.

The Adviser reviews companies that it believes are out-of-favor or misunderstood;

• use of value-driven screens to create a research universe of companies with market capitalizations of at least $1 billion; and

• use of fundamental and risk analysis to construct a portfolio of securities that the Adviser believes has an attractive return potential.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Small and Medium Capitalization Companies Risk. The Portfolio may also invest in small and medium capitalization companies. Investing in small and medium capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

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Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk.

While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease.

This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time.  International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures.  Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments.  For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

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Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class C shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.

The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 20.79% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -22.48% (quarter ended September 30, 2011). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio's Class C shares was 3.36%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Mid Capitalization Portfolio (1)
Return Before Taxes	11.25%	11.48%	6.74%
Return After Taxes on Distributions	8.83%	8.58%	5.34%
Return After Taxes on Distributions and Sale of Portfolio Shares	8.27%	8.67%	5.21%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell Midcap® Index	18.52%	14.96%	9.11%
Morningstar Mid Capitalization Blend Average	15.93%	13.28%	7.86%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under “Shareholder Information - Contingent Deferred Sales Charge.”

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson” or the “Adviser”) has served as the Adviser to the Portfolio since April 2006. The Portfolio is advised by Vaughan Nelson’s Mid Cap Value team which consists of portfolio managers and analysts.

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The portfolio managers on the team that are jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis G. Alff, CFA (lead portfolio manager), Chad D. Fargason, PhD, Chris D. Wallis, CFA and Scott J. Weber, CFA. Dennis G. Alff, Senior Portfolio Manager, joined Vaughan Nelson in April 2006. Dr. Fargason, Senior Portfolio Manager, has been associated with Vaughan Nelson since 2013 and has served the Portfolio as a Senior Portfolio Manager since November 2013; prior to joining Vaughan Nelson, Dr. Fargason was a Director at KKR & Co. from 2003 to 2013. Chris D. Wallis CEO/CIO has been associated with Vaughan Nelson since 1999. Scott J. Weber, Senior Portfolio Manager, has been associated with Vaughan Nelson since 2003. Messrs. Alff and Wallis have served the Portfolio as Senior Portfolio Managers since April 2006. Mr. Weber has served the Portfolio as Senior Portfolio Manager since November 2006.

Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $10,000 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: SMALL CAPITALIZATION PORTFOLIO

Investment Objective: The Small Capitalization Portfolio seeks maximum capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

Small Capitalization Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	0.89%
Total Annual Portfolio Operating Expenses	2.54%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$357	$791	$1,350	$2,875

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$257	$791	$1,350	$2,875

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 115% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in common stocks of companies whose stock market capitalizations fall within the range of capitalizations in the Russell 2000® Index. The market capitalization range of the Russell 2000® Index at September 30, 2018 was $23 million to $7.3 billion. The Russell 2000® Index is reconstituted annually at the midpoint of the calendar year. The Portfolio will also occasionally invest a portion of its assets in mid-cap stocks that are small relative to their industries that the Adviser believes have compelling valuations and fundamentals, and it will not immediately sell a security that was bought as a small-cap stock but through appreciation has become a mid-cap stock. In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined "bottom-up" approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested. Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

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Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Small Capitalization Companies Risk. The Portfolio's investments in small and medium capitalization companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter (“OTC”) market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing its securities. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value (“NAV”) than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions. Small capitalization companies may have returns that can vary, occasionally significantly, from the market in general. In addition, small capitalization companies may not pay a dividend.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com

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ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.37% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -22.70% (quarter ended December 31, 2008). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio's Class C shares was 6.59%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Small Capitalization Portfolio (1)
Return Before Taxes	13.43%	8.93%	5.32%
Return After Taxes on Distributions	13.43%	4.77%	2.94%
Return After Taxes on Distributions and Sale of Portfolio Shares	7.60%	6.39%	3.88%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell 2000® Index	14.65%	14.12%	8.71%
Morningstar Small Blend Average	12.28%	12.99%	8.13%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under “Shareholder Information - Contingent Deferred Sales Charge.”

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Zacks Investment Management, Inc. (“Zacks” or the “Adviser”) has served as the Portfolio’s Adviser since August 2015. Mitchel Zacks has primary responsibility for the day-to-day management of the Portfolio. Mr. Zacks, who joined the Adviser in 1996, is a Managing Director and Portfolio Manager. Mr. Zacks has written two books on quantitative investment strategies.

Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $10,000 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: INTERNATIONAL EQUITY PORTFOLIO

Investment Objective: The International Equity Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

International Equity Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	1.55%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Portfolio Operating Expenses (before Expense Reduction/Reimbursement)	3.31%
Expense Reduction/Reimbursement	(1.05)%
Total Annual Portfolio Operating Expenses (after Expense Reduction/Reimbursement) (2)	2.26%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the expense cap (defined below). The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

(2) Pursuant to an operating expense limitation agreement between the Manager, Smith Group Asset Management (“Smith Group”) and the Portfolio (the “Operating Expense Limitation Agreement”), the Manager and Smith Group have agreed to waive their fees and/or Smith Group has agreed to absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Portfolio do not exceed 2.25% of the Portfolio’s average net assets for Class C shares, through December 31, 2019 ( the “Expense Cap”). The Operating Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager and Smith Group are permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived and Portfolio expenses they paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$329	$921	$1,636	$3,533

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$229	$921	$1,636	$3,533

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 130% of the average value of its portfolio.

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Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in the equity securities of companies located outside of the United States. Equity securities consist of common stock and other securities such as depositary receipts. Under normal market conditions, at least 65% of the Portfolio's assets will be invested in securities of issuers located in at least three foreign countries (generally in excess of three), which may include countries with developing and emerging economies. The Adviser seeks to purchase reasonably valued stocks it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser utilizes a three step process in stock selection. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics, designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, capital structure and financial quality. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. A stock is sold when it no longer meets the Adviser’s criteria.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time.  International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities.

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When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS – CALENDAR YEARS

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During the periods shown in the bar chart, the highest return for a calendar quarter was 22.31% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -24.12% (quarter ended September 30, 2011). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio’s Class C shares was -7.81%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
International Equity Portfolio (1)
Return Before Taxes	16.39%	1.12%	-3.10%
Return After Taxes on Distributions	16.39%	1.06%	-3.19%
Return After Taxes on Distributions and Sale of Portfolio Shares	9.28%	0.86%	-2.28%
Indices: (Reflects no deduction for fees, expenses or taxes)
MSCI ACWI EX-USA Index	27.19%	6.80%	1.84%
Morningstar Foreign Large Blend Average	25.12%	7.27%	1.79%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under “Shareholder Information -Contingent Deferred Sales Charge.”

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Smith Group Asset Management (“Smith Group” or the “Adviser”) has served as the Adviser to the Portfolio since February 20, 2018. Stephanie Jones, CPA, Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer of the Adviser and John D. Brim, CFA, President and Senior Portfolio Manager of the Adviser, are co-portfolio managers responsible for the day-to-day management of the Portfolio. Ms. Jones joined the Adviser in February 2010 and prior to that she was an Equity Analyst for Cimarron Asset Management, LLC. Prior to founding the Adviser in 1995, Mr. Smith held a number of senior investment positions at Bank of America. Mr. Brim joined the Adviser in March 1998, and prior to that he was a manager within the institutional investment consulting group of Deloitte & Touche, LLP.

Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $10,000 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: HEALTH & BIOTECHNOLOGY PORTFOLIO

Investment Objective: The Health & Biotechnology Portfolio seeks long-term capital growth.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

Health & Biotechnology Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	0.65%
Total Annual Portfolio Operating Expenses	2.90%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$393	$898	$1,528	$3,223

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$293	$898	$1,528	$3,223

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. and foreign healthcare companies and biotechnology companies, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Adviser utilizes a top-down investment approach focused on long-term economic trends. The Adviser begins with the overall outlook for the economy, then seeks to identify specific industries with attractive characteristics and long-term growth potential. Ultimately, the Adviser seeks to identify high-quality companies within the selected industries and to acquire them at attractive prices. The Adviser’s stock selection process is based on an analysis of individual companies’ fundamental values, such as earnings growth potential and the quality of corporate management.

Companies described as Health Care Equipment and Supplies, Health Care Provider Services, Pharmaceutical or Biotechnology Companies under the North American Industry Classification System are considered healthcare or biotechnology companies for purposes of investment by the Portfolio.

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These companies are principally engaged in: the design, manufacture or sale of products or services used for or in connection with health, medical, or personal care such as medical, dental and optical supplies or equipment; research and development of pharmaceutical products and services; the operation of healthcare facilities such as hospitals, clinical test laboratories and convalescent and mental healthcare facilities; and the design, manufacture, or sale of healthcare-related products and services, research, development, manufacture or distribution of products and services relating to human health care, pharmaceuticals, agricultural and veterinary applications and the environment; and manufacturing and/or distributing biotechnological and biomedical products, devices or instruments or provide materials, products or services to the foregoing companies.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the healthcare and biotechnology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to, and move in unison with, one another. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a healthcare company's market value and/or share price. Biotechnology companies are affected by patent considerations, intense competition, rapid technology change and obsolescence and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and have thinly-traded securities, may not yet offer products or offer a single product and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

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Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities.

Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

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Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class C shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with a healthcare index. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 14.40% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -15.65% (quarter ended December 31, 2008). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio's Class C shares was 8.39%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Health & Biotechnology Portfolio (1)
Return Before Taxes	10.34%	13.08%	10.04%
Return After Taxes on Distributions	5.59%	10.02%	8.54%
Return After Taxes on Distributions and Sale of Portfolio Shares	9.71%	10.27%	8.19%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500®Total Return Index	21.83%	15.79%	8.50%
S&P 500®Healthcare Index	20.00%	15.62%	8.85%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares which is only applicable to redemptions made within one year after purchase as described under “Shareholder Information - Contingent Deferred Sales Charge.”

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes.

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Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Oak Associates, ltd. (“Oak Associates” or the “Adviser”) has served as the Adviser to the Portfolio since July 2005. Mark W. Oelschlager, Portfolio Manager, is responsible for the day-to-day management of the Portfolio.  Mr. Oelschlager, CFA, is Co-Chief Investment Officer and a Portfolio Manager at Oak Associates, which he joined in 2000. Mr. Oelschlager has served the Portfolio as Portfolio Manager since July 2005.

Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $10,000 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Investment Objective: The Technology & Communications Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

Technology & Communications Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	0.50%
Total Annual Portfolio Operating Expenses	2.75%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$378	$853	$1,454	$3,080

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$278	$853	$1,454	$3,080

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in equity securities issued by technology and communications companies, both domestic and foreign, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio may invest up to 25% of its total assets in foreign companies. The Portfolio defines a "technology company" as an entity in which at least 50% of the company's revenues or earnings were derived from technology activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Technology companies may include, among others, companies that are engaged in the research, design, development or manufacturing of technology products. These companies include, among others, those in the Internet, medical, pharmaceutical, manufacturing, computer software and hardware industries. The Portfolio defines a "communications company" as an entity in which at least 50% of the company's revenues or earnings were derived from communications activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year.

Communications activities may include, among others, regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer software and hardware; semiconductors; mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; emerging technologies combining telephone, television and/or computer systems; and Internet and network equipment and services.

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In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings, valuation, competitive advantages and management.

When market or financial conditions warrant, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the information, communications and related technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. Many technology companies sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many technology companies have very high price/earnings ratios, high price volatility and high personnel turnover due to severe labor shortages for skilled technology professionals.

Emerging Technology Sector Risk. Because of its narrow focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the emerging technology and general technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another.

Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition.

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In some cases, there are some emerging technology companies that sell stock before they have a commercially viable product and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many emerging technology companies have very high price/earnings ratios, high price volatility and high personnel turnover due to severe labor shortages for skilled emerging technology professionals.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies.

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Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class C shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 23.91% (quarter ended September 30, 2010) and the lowest return for a calendar quarter was -23.57% (quarter ended December 31, 2008). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio's Class C shares was 17.37%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Technology & Communications Portfolio (1)
Return Before Taxes	25.94%	17.30%	11.25%
Return After Taxes on Distributions	23.15%	14.33%	9.74%
Return After Taxes on Distributions and Sale of Portfolio Shares	16.99%	13.39%	9.03%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	21.83%	15.79%	8.50%
Lipper Science & Technology Funds Index	37.13%	19.36%	10.52%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares which is only applicable to redemptions made within one year after purchase as described under “Shareholder Information - Contingent Deferred Sales Charge.”

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The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Oak Associates, ltd. (“Oak Associates” or the “Adviser”) has served as the Adviser to a portion of the Portfolio since August 2011 through December 28, 2015. As of December 29, 2015, Oak Associates is the sole Adviser to the Portfolio. Mark W. Oelschlager, CFA and Robert D. Stimpson, CFA are responsible for the day-to-day management of the Portfolio. They have served as portfolio managers to the Portfolio since August 2011. Mr. Oelschlager joined Oak Associates in 2000 and serves as Co-Chief Investment Officer and Portfolio Manager. Mr. Stimpson joined Oak Associates in 2001 and also serves as a Portfolio Manager.

Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $10,000 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: FINANCIAL SERVICES PORTFOLIO

Investment Objective: The Financial Services Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

Financial Services Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	2.17%
Total Annual Portfolio Operating Expenses	4.42%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$543	$1,338	$2,242	$4,550

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$443	$1,338	$2,242	$4,550

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in U.S. and foreign equity securities issued by financial services companies, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants. Up to 20% of the Portfolio’s total assets may be invested in U.S. and foreign securities outside of financial companies.

The Adviser employs quantitative and qualitative analysis that seeks to identify reasonably valued, high quality financial services companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser’s selection process consists of three steps. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality and capital structure. The valuation framework includes, but is not limited to, analysis of price to earnings, price to sales, price to book, cash held to price and various cash flow ratios. Valuation methodology is industry-specific within the financial services sector. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

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A “Financial services company," for purposes of Portfolio investments, is defined as an entity in which at least 50% of the company's revenues or earnings were derived from financial services activities based upon the company's most recent fiscal year, or at least 50% of the company's assets were devoted to such activities based on the company's most recent fiscal year or any company which is included in the S&P Financial Sector Index. Financial services companies provide financial services to consumers and industry. Examples of companies in the financial services sector include commercial banks, investment banks, savings and loan associations, thrifts, finance companies, brokerage and advisory firms, transaction and payroll processors, insurance companies, real estate and leasing companies and companies that span across these segments and service providers whose revenue is largely derived from the financial services sector. Under Securities and Exchange Commission (“SEC”) regulations, the Portfolio may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the financial services industry. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. The Portfolio is more vulnerable to price fluctuations of financial services companies and other factors that particularly affect financial services companies than a more broadly diversified mutual fund. In particular, the prices of stock issued by many financial services companies have historically been more closely correlated with changes in interest rates than other stocks. Generally, when interest rates go up, stock prices of these companies go down. This relationship may not continue in the future. Financial services companies are subject to extensive government regulation which tends to limit both the amount and types of loans and other financial commitments the company can make, and the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company's ability to make financial commitments such as loans.

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Insurance companies in which the Portfolio invests may also have an impact on the Portfolio's performance as insurers may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events.

For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates. The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Portfolio.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time.  International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes.  Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.

In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

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Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies.

Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class C shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.22% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -31.95% (quarter ended December 31, 2008). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio's Class C shares was -4.02%.

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AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Financial Services Portfolio (1)
Return Before Taxes	17.57%	11.77%	-0.19%
Return After Taxes on Distributions	17.57%	11.77%	-0.19%
Return After Taxes on Distributions and Sale of Portfolio Shares	9.95%	9.40%	-0.14%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	21.83%	15.79%	8.50%
Lipper Financial Services Funds Index	15.12%	15.97%	4.62%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares which is only applicable to redemptions made within one year after purchase as described under “Shareholder Information-Contingent Deferred Sales Charge.”

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Smith Group Asset Management (“Smith Group” or the “Adviser”) has served as the Adviser to the Portfolio since December 29, 2015.  Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer of the Adviser and John D. Brim, CFA, President and Senior Portfolio Manager of the Adviser, are co-portfolio managers responsible for the day-to-day management of the Portfolio.  Prior to founding the Adviser in 1995, Mr. Smith held a number of senior investment positions at Bank of America. Mr. Brim joined the Adviser in March 1998, and prior to that he was a manager within the institutional investment consulting group of Deloitte & Touche, LLP.

Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $10,000 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: ENERGY & BASIC MATERIALS PORTFOLIO

Investment Objective: The Energy & Basic Materials Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

Energy & Basic Materials Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	2.29%
Total Annual Portfolio Operating Expenses	4.54%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$555	$1,372	$2,298	$4,648

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$455	$1,372	$2,298	$4,648

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in equity securities issued by U.S. and foreign Energy and Basic Materials Companies, regardless of their stock market value (or “market capitalization”). The Portfolio utilizes the Standard & Poor’s classification system for purposes of determining whether a company is an “Energy or Basic Materials Company”. Standard & Poor’s maintains a proprietary classification system similar to the North American Industry Classification System, which classifies companies according to industry sectors and groups. Companies classified as Energy or Basic Materials Companies by Standard & Poor’s are involved in the exploration, development, production, refining or distribution of oil, natural gas, coal and uranium, the construction or provision of oil rigs, drilling equipment and other energy related services and equipment, basic materials such as metals, minerals, chemicals, water, forest product, precious metals, glass and industrial gases or provide materials, products or services to such companies. Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants. Standard & Poor’s classifications are utilized to identify sectors.

The Adviser employs quantitative and qualitative analysis that seeks to identify reasonably valued, high quality companies within the energy and basic materials sectors. The Adviser’s selection process incorporates a multi-factor valuation framework, capital structure and financial quality analysis. The valuation framework includes, but is not limited to, analysis of price to earnings, price to sales, price to book and price to operating cash flow. Valuation methodology is industry-specific within the energy and basic materials sectors.

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This process produces a list of eligible companies which are then subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the energy and basic materials industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Companies in the energy and basic materials sector are subject to swift fluctuations in supply and demand. These fluctuations may be caused by events relating to international political and economic developments, energy conservation, the success of exploration projects, the environmental impact of energy and basic materials operations and tax and other governmental regulatory policies. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

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Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures.

Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes.  Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

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Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns in the table would be less than shown.

The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 23.61% (quarter ended December 31, 2010) and the lowest return for a calendar quarter was -32.73% (quarter ended December 31, 2008). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio's Class C shares was 4.57%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Energy & Basic Materials Portfolio (1)
Return Before Taxes	6.80%	-1.05%	-3.01%
Return After Taxes on Distributions	6.80%	-1.05%	-3.92%
Return After Taxes on Distributions and Sale of Portfolio Shares	3.85%	-0.80%	-2.34%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	21.83%	15.79%	8.50%
Lipper Natural Resources Funds Index	-6.04%	0.16%	-2.11%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares which is only applicable to redemptions made within one year after purchase as described under “Shareholder Information - Contingent Deferred Sales Charge.”

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Smith Group Asset Management (“Smith Group” or the “Adviser”) has served as the Adviser to the Portfolio since December 29, 2015.  Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer of the Adviser, John D. Brim, CFA, President and Senior Portfolio Manager of the Adviser and Stephanie C. Jones, CPA, Portfolio Manager of the Adviser, are co-portfolio managers responsible for the day-to-day management of the Portfolio. Prior to founding the Adviser in 1995, Mr. Smith held a number of senior investment positions at Bank of America. Mr. Brim joined the Adviser in March 1998, and prior to that he was a manager within the institutional investment consulting group of Deloitte & Touche, LLP. Ms. Jones joined the Adviser in February 2010, prior to that she was an Equity Analyst at Cimarron Asset Management, LLC from 2006 to 2010.

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Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $10,000 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS

Principal Investment Strategies for U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio and Energy & Basic Materials Portfolio (the “Saratoga Portfolios”)

This section provides additional information relating to each Portfolio's investment strategies.

INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio referenced in the discussion of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. The Portfolios’ investment objective and strategies are non-fundamental (unless otherwise indicated) and may be changed by the Board without the approval of the Portfolios’ shareholders.

DEFENSIVE INVESTING. The Portfolios are intended primarily as vehicles for the implementation of a long-term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor's investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Manager or the Adviser of a Portfolio, upon the concurrence of the Manager, may take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede the Manager or an Adviser's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed.

FORWARD CURRENCY CONTRACTS. Certain Portfolios’ investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. A Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities or securities it may purchase and the currencies in which they are determined or to gain exposure to currencies underlying various securities or financial instruments.

DERIVATIVES AND OTHER STRATEGIES. Each of the Portfolios may invest in options, futures, foreign securities, foreign currencies and other derivatives (collectively, "Derivative Transactions"), and may enter into certain types of short sales. If these practices are used by a Portfolio, the intent would be primarily to hedge the Portfolio's holdings. For example, a Portfolio may purchase or sell options contracts on equity securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio. Or, a Portfolio may purchase or sell stock index futures contracts and might purchase put options or write call options on such futures contracts to protect against a general stock market decline or decline in a specific market sector that could adversely affect the Portfolio's holdings.

Investing for hedging purposes may result in certain transaction costs, which may reduce a Portfolio's performance. In addition, no assurances can be given that hedging will be implemented or that each derivative position will achieve a perfect correlation with the security or currency being hedged against.

PARTICIPATION NOTES. The International Equity Portfolio may invest in participation notes (“P-Notes”).

EXCHANGE-TRADED FUNDS. The Health & Biotechnology Portfolio, Technology & Communications Portfolio, International Equity Portfolio, Mid Capitalization Portfolio and Energy & Basic Materials Portfolio may invest up to 10% of their net assets in shares of various ETFs. No more than 5% of a Portfolio's net assets will be invested in any one ETF. Each of these Portfolios may count investments in ETFs towards their 80% investment policy.

REAL ESTATE INVESTMENT TRUSTS AND FOREIGN REAL ESTATE COMPANIES. Real estate investment trusts (“REITs”) and foreign real estate companies pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A shareholder, by investing in REITs and foreign real estate companies indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs.

MONEY MARKET FUNDS. Each Portfolio’s cash balances may be invested in money market funds.

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Principal Investment Strategies for Conservative Balanced Allocation Portfolio, Moderately Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio and Aggressive Balanced Allocation Portfolio (the “Asset Allocation Portfolios”)

This section provides additional information relating to each Asset Allocation Portfolio's investment strategies.

The Asset Allocation Portfolios described in this Prospectus are “funds of funds.” Each Asset Allocation Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Asset Allocation Portfolios are designed to provide investors access to five distinct asset allocation strategies that vary in composition from more “conservative” strategies that typically have higher weightings in fixed-income and money market instruments to more “aggressive” strategies typically have higher weightings in equity and alternative instruments. The target allocations for each Asset Allocation Portfolio are discussed in the “PORTFOLIO SUMMARY – Principal Investment Strategies” section with respect to each portfolio above. In constructing the Asset Allocation Portfolios, the Manager currently allocates assets among the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. These investment categories may be changed by the Manager in the future. Exposure and diversification to such investment categories is achieved primarily by investing in the Underlying Funds.

Currently, the Saratoga Funds eligible for investments by the Manager include:

Core Equity

  Large Capitalization Growth Portfolio
  Large Capitalization Value Portfolio
  Mid Capitalization Portfolio
  Small Capitalization Portfolio
  International Equity Portfolio

Sector Equity

  Health & Biotechnology Portfolio
  Technology & Communications Portfolio
  Financial Services Portfolio
  Energy & Basic Materials Portfolio
  James Alpha Global Real Estate Investments Portfolio

Fixed Income

  Investment Quality Bond Portfolio
  Municipal Bond Portfolio

Money Market

  U.S. Government Money Market Portfolio

Alternative Investments

  James Alpha Macro Portfolio
  James Alpha Multi Strategy Alternative Income Portfolio

A brief description of the Saratoga Funds not included in this Prospectus can be found in Appendix B.

Principal Risks of Investing in the Portfolios

As with any mutual fund, it is possible to lose money by investing in a Portfolio. There is no assurance that a Portfolio will achieve its investment objective. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in a Portfolio.

This section provides information relating to risks of investing in the Portfolios or in Underlying Funds in addition to the principal risks described previously. The risks set forth below are applicable to a Portfolio only to the extent that a Portfolio or an Underlying Fund invests in the investment described.

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FOREIGN SECURITIES. The Portfolio's or an Underlying Fund’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio or Underlying Fund shares is quoted in U.S. dollars, the Portfolio or an Underlying Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio or Underlying Fund assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio or an Underlying Fund invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s or an Underlying Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time.  International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s or an Underlying Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s or an Underlying Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s or an Underlying Fund’s ability to purchase or sell foreign securities or transfer a Portfolio’s or an Underlying Fund’s assets back into the U.S., or otherwise adversely affect the Portfolio’s or an Underlying Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio or an Underlying Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio or an Underlying Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio or an Underlying Fund to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's or an Underlying Fund’s trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

EMERGING MARKETS RISK. Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization, accounting standards and transparency and regulatory oversight in emerging market economies is generally less than in more developed markets. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Certain investments may take more than seven days to settle. Such differences include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.”

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Failed settlements can result in losses to a Portfolio. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.

JUNK BONDS. A Portfolio's or an Underlying Fund’s investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser or the Underlying Fund’s adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio or an Underlying Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios or an Underlying Fund to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's or an Underlying Fund’s net asset value (“NAV”).

MUNICIPAL BOND RISK. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease the Portfolio’s income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Municipal bonds may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back spending and lower income tax revenue as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Portfolio could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Portfolio (or an Underlying Fund) to sell the security at the time and the price that normally prevails in the market.

In addition to being downgraded, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the Portfolio (or an Underlying Fund) invests. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Portfolio’s investments. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

CREDIT RISK. The issuers of fixed income instruments in which the Underlying Fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Underlying Fund invests in bonds related below investment-grade bonds (junk bonds). An issuer's securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

INTEREST RATE RISK. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an Underlying Fund’s performance.

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OPTIONS AND FUTURES RISK. If a Portfolio or an Underlying Fund invests in options and/or futures, its participation in these markets would subject the Portfolio or an Underlying Fund to certain risks. An Adviser's predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio or an Underlying Fund (e.g., a reduction in the Portfolio's or Underlying Fund’s NAV or a reduction in the amount of income available for distribution) may leave the Portfolio or the Underlying Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be OTC options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD CURRENCY CONTRACTS. A Portfolio's or an Underlying Fund’s participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Portfolio's or the Underlying Fund’s investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's or the Underlying Fund’s volatility and may involve a significant risk.

DERIVATIVES RISK. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives primarily used by a Portfolio and/or the Underlying Funds include options, futures and swaps. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. In the case of over-the-counter (“OTC”) derivatives, they may be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. The Portfolio or Underlying Fund could lose more than the cash amount invested in derivatives.

Certain derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Portfolio or Underlying Fund. If a counterparty were to default on its obligations, the Portfolio’s or Underlying Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s or Underlying Fund’s rights as a creditor (e.g., the Portfolio or Underlying Fund may not receive the amount of payments that it is contractually entitled to receive). Central clearing and exchange trading of certain derivatives are designed to reduce counterparty and liquidity risk, but they do not eliminate those risks completely.

The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. In the case of OTC derivatives, they may be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. The Underlying Fund could lose more than the cash amount invested in derivatives.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Portfolio or Underlying Fund to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s or Underlying Fund’s taxable income or gains, and may limit or prevent the Portfolio or Underlying Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio or Underlying Fund to change its investment strategy. The Portfolio’s or Underlying Fund’s use of derivatives also may be limited by the requirements for taxation of the Portfolio or Underlying Fund as a regulated investment company.

SPECIAL RISKS OF FUTURES. The liquidity of the futures market generally depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Portfolio or an Underlying Fund. Even a well-conceived futures transaction may be unsuccessful due to market events.

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SPECIAL RISKS OF SWAPS. Certain swap transactions are structured as over-the-counter two-party contracts and are therefore often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) and certain SEC and Commodity Futures Trading Commission (“CFTC”) rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio or Underlying Fund costs and expenses and could adversely affect the Portfolio’s or an Underlying Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

SPECIAL RISKS OF OPTIONS. If the Portfolio or an Underlying Fund sells (writes) a put option, there is risk that the Portfolio or Underlying Fund may be required to buy the underlying investment at a disadvantageous price. If the Portfolio or Underlying Fund sells (writes) a call option, there is risk that the Portfolio or Underlying Fund may be required to sell the underlying investment at a disadvantageous price. If the Portfolio or Underlying Fund purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless. Options can involve economic leverage, which could result in these investments experiencing greater volatility than other investments, which could increase the volatility of the Portfolio or Underlying Fund.

SPECIAL RISKS OF FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. The cost to the Portfolio of engaging in forward foreign currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions. Because forward foreign currency contracts are usually entered into on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance. While forward foreign currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

PARTICIPATION NOTES. P-Notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security.

P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, subjecting a Portfolio or an Underlying Fund to counterparty risk. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate.

As the purchaser of a P-Note, a Portfolio is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the Portfolio or Underlying Fund would lose its investment. The risk that a Portfolio or an Underlying Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Portfolio or Underlying Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities.

Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Portfolio or an Underlying Fund. The ability of a Portfolio or an Underlying Fund to value its securities becomes more difficult and the judgment in the application of fair value procedures may play a greater role in the valuation of the Portfolio’s or an Underlying Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Portfolio or an Underlying Fund to accurately assign a daily value to such securities.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. Certain Portfolios and/or Underlying Funds may invest in companies with small and/or medium market capitalizations. Market capitalization refers to the total market value of the outstanding stock of a company.

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Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Small and medium capitalization companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Small and medium capitalization companies are often traded in the OTC market, and the low market liquidity of these securities may have an adverse effect on the ability of a Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger capitalization securities or the stock market in general. This also may impede the Portfolio's or an Underlying Fund’s ability to obtain market quotations based on actual trades in order to value the Portfolio's or Underlying Fund’s securities. Small and medium capitalization securities may have returns that can vary, occasionally significantly, from the market in general. In addition, small and medium capitalization companies may not pay a dividend. Although income may not be a primary goal of a Portfolio or an Underlying Fund, dividends can cushion returns in a falling market.

MICRO CAP COMPANIES. Certain Portfolios and/or Underlying Funds may invest in companies with micro capitalizations. Micro capitalization stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Micro capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Portfolio realizes a gain, if any, on an investment in a micro capitalization company.

CONVERTIBLE SECURITIES. Certain Portfolios and/or Underlying Funds may invest a portion of their assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

PORTFOLIO TURNOVER. The frequency of a Portfolio's or an Underlying Fund’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's or an Underlying Fund’s performance.

ZERO-COUPON SECURITIES RISK. The market value of a zero-coupon security is generally more volatile than the market value of an interest-paying security, and is more likely to respond to a greater degree to changes in interest rates and credit quality than other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year, even though the holder receives no interest payment on the bond during the year.

Each Underlying Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon bonds) to its shareholders each year to maintain its status as a regulated investment company and to eliminate tax at the Underlying Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. An Underlying Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the Underlying Fund’s expenses could otherwise be allocated and may reduce the Underlying Fund’s (and thus the Portfolio’s) rate of return.

EXCHANGE-TRADED FUNDS RISK. Shares of ETFs have many of the same risks as direct investments in securities. In addition, their market value is expected to rise and fall as the value of the underlying index or portfolio securities rises and falls. The market value of their shares may differ from the net asset value of the particular fund and shares may trade at a price above their NAV (premium) or below their NAV (discount), especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF's operating expenses and transaction costs.

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As a shareholder in an ETF (as with other investment companies), if a Portfolio invests in shares of ETFs it would bear its ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which a Portfolio may invest may be leveraged. As a result, the Portfolio may be indirectly exposed to leverage through an investment in such securities. The Portfolios will not invest in leveraged ETFs as a principal investment strategy. An investment in securities of other investment companies and ETFs that use leverage may expose the Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished. ETFs generally have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the Investment Company of 1940 Act, as amended (the “1940 Act”). The market prices of ETF shares will fluctuate, in some cases materially, in response to changes in the ETF’s NAV and supply and demand for shares. Differences between secondary market prices and the value of an ETF’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the ETF at a particular time. While the creation/redemption feature of ETFs is designed to make it likely that shares normally will trade close to the value of an ETF’s holdings, disruptions to creations and redemptions, including disruptions at market makers, authorized participants (“APs”) or market participants, or during periods of market volatility, may result in trading prices that differ significantly from the value of an ETF’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of ETF shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, an ETF may have a limited number of financial institutions that may act as APs or market makers. If those APs exit the business or are unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral), and no other AP is able to step forward to create and redeem in either of these cases, an ETF’s shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in ETF shares.

The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to an ETF’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest. In addition, the securities held by an ETF may be traded in markets that close at a different time than the NYSE. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the ETF shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in an ETF’s NAV.

The bid-ask spread varies over time for shares of an ETF based on the ETF’s trading volume and market liquidity, and is generally lower if the ETF has substantial trading volume and market liquidity, and higher if the ETF has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).

An ETF’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the ETF, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. In addition, transactions by large shareholders may account for a large percentage of the trading volume of an ETF and may, therefore, have a material effect on the market price of the ETF’s shares.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes. Generally, the longer the average duration of the bonds in a Portfolio, the more the Portfolio’s share price will fluctuate in response to interest rate changes. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. For example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by a Portfolio and, in turn, a Portfolio’s susceptibility to changes in interest rates.

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REAL ESTATE INVESTMENT TRUSTS AND FOREIGN REAL ESTATE COMPANIES. REITs and foreign real estate companies expose a Portfolio or an Underlying Fund to the risks of the real estate market. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies, competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. REITs and foreign real estate companies may also be affected by risks similar to those associated with investment in debt securities, including changes in interest rates and the quality of credit extended. REITs and foreign real estate companies require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. The failure of a company to qualify as a REIT could have adverse consequences for a Portfolio, including significantly reducing return to a Portfolio on its investment in such company.

In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, defaults on or sales of investments the REIT holds could reduce the cash flow needed to make distributions to investors. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

FUND OF FUNDS RISK. To the extent that a Portfolio’s or an Underlying Fund’s exposure is achieved through investments in Underlying Funds, the Portfolio’s performance will depend on such funds and it will be subject to the risks of the Underlying Funds. There can be no assurance that the Underlying Funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The Underlying Funds may change their investment objectives, policies or practices without the approval of the Portfolios or the Underlying Fund, which may cause the Portfolio or the Underlying Fund to withdraw its investments therein at a disadvantageous time.

MORTGAGE- AND ASSET-BACKED SECURITIES RISK. Certain Underlying Funds may invest in mortgage and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Underlying Fund may reinvest these early payments at lower interest rates, thereby reducing the Underlying Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile as the value of most mortgage- and asset-backed securities tends to vary inversely with changes in interest rates (i.e., as interest rates increase, the value of the securities decrease). Securities may be prepaid at a price less than the original purchase value.

BONDS/FIXED INCOME SECURITIES. If a security is given different ratings by different nationally recognized statistical rating organizations, the Manager and/or the Portfolios’ adviser considers the security’s rating to be the highest rating of the ratings.

Investments in Mutual Funds Risk. Certain Portfolios may invest in Underlying Funds as a primary strategy, so a Portfolio’s performance is directly related to the performance of the Underlying funds. A Portfolio’s net asset value will change with the value of the Underlying Funds and changes in the markets where the Underlying Funds invest. Because the Manager or its affiliates provide services to and receive fees, including supervision fees, from some of the Saratoga Funds, some of the investments in a Portfolio benefit the Manager and/or its affiliates. In addition, a Portfolio may hold a significant percentage of the shares of an Underlying Fund.

As a result, a Portfolio’s investments in an Underlying Fund may create a conflict of interest because a situation could occur where an action for a Portfolio could be adverse to the interest of an Underlying Fund or vice versa.

LIQUIDITY RISK. Certain Portfolios may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager and/or Sub-Adviser otherwise deems liquid could become illiquid before the Portfolio can exit its positions. The liquidity of the Portfolio’s assets may change over time.

COMMON STOCK RISK. Certain Underlying Funds invest their net assets in common stocks. Common stocks represent an ownership interest in a company. Common stocks are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Portfolio may sometimes decrease instead of increase.

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Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. The common stocks in which an Underlying Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

GOVERNMENT-SPONSORED ENTERPRISES RISK. U.S. government-sponsored enterprises are not backed by the full faith and credit of the U.S. government. There is the risk that the U.S. government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Portfolio, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

EQUITY SECURITIES RISK. Certain Portfolios are subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks and market trends risk. A Portfolio’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities.

EXCHANGE-TRADED NOTE (“ETN”) RISK. Generally, ETNs are structured as senior, unsecured notes in which an issuer such as a bank agrees to pay a return based on the target commodity index less any fees. ETNs are synthetic instruments that allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bond and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange (“NYSE”)) during normal trading hours. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the unavailability of a secondary market At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs are subject to the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or assets remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates and economic, legal, political or geographic events that affect the referenced underlying market or assets. ETNs are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio. When a Portfolio invests in exchange-traded notes it will bear its proportionate share of any fees and expenses borne by the ETN, which may cause the Portfolio’s operating expenses to be higher and its performance to be lower.

Principal Risks of Investing in the Asset Allocation Portfolios

In addition to the Principal Risks above, the Asset Allocation Portfolios are subject to the following Principal Risks:

BONDS/FIXED INCOME SECURITIES. If a security is given different ratings by different nationally recognized statistical rating organizations, the Asset Allocation Portfolios’ adviser considers the security’s rating to be the highest rating of the ratings. The Portfolios do not seek to maintain a set duration with respect to their investments in fixed income investments and any duration target may change. The Underlying Funds may target a range of durations in connection with their investment strategies. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “five years” means that a security’s or portfolio’s price would be expected to decrease by approximately 5% with a 1% increase in interest rates (assuming a parallel shift in yield curve).

SOVEREIGN DEBT RISK. The Portfolio may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to: cash flow problems; the extent of its foreign currency reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; the general economic environment of a country; the government debtor’s policy towards the International Monetary Fund and the political and social constraints to which a government debtor may be subject. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Portfolio may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts.

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INVESTMENT AND MARKET RISK. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Underlying Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

ISSUER RISK. The value of an issuer’s securities that are held in an Underlying Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

ALTERNATIVE INVESTMENT RISK. Certain Asset Allocation Funds may use alternative investment strategies. Alternative investment strategies, which may include, but are not limited to, investing in or having exposure to real estate, commodities, foreign currency, natural resources, MLP and other non-traditional investments, or following event-driven, macro, long-short, market neutral, merger arbitrage, or other tactical investment strategies, may involve complex security types or transactions and/or focus on narrow segments of the market, which may increase and/or magnify the overall risks and volatility associated with these strategies.

COUNTERPARTY RISK. Individually negotiated or OTC derivative instruments in which an Underlying Fund may invest such as OTC swaps and options, are subject to counterparty risk, which is the risk that the other party to a contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Underlying Fund. James Alpha Advisors, LLC (“James Alpha”) attempts to mitigate this risk by not entering into transactions with any counterparty that the James Alpha believes does not have the financial resources to honor its obligations under the transaction and by monitoring the financial stability of counterparties.

SECTOR CONCENTRATION RISK. Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. To the extent a Portfolio invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. Additionally, some sectors (for example, the financial services and energy sectors, among others) could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

COMMODITIES RISK. An Underlying Fund or its subsidiary may invest in commodity-linked investments that may subject it to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Also, ETFs and certain other commodity- linked derivative investments may subject the Underlying Fund and its subsidiary to leveraged market exposure for commodities.

HEDGE FUND RISK. Certain Underlying Funds may invest in private investment funds, or “hedge funds,” which pursue alternative investment strategies. Certain investment instruments and techniques that a hedge fund may use are speculative and involve a high degree of risk. Because of the speculative nature of a hedge fund’s investments and trading strategies, the Underlying Fund may suffer a significant or complete loss of its invested capital in one or more hedge funds. In addition to the Underlying Fund’s direct fees and expenses, shareholders will also bear, indirectly, fees and expenses charged by the underlying hedge funds, which are often greater than the Underlying Fund’s fees and expenses. In addition, interests in a hedge fund are typically less liquid than shares of a registered investment companies such as an Underlying Fund and, therefore, the Underlying Fund may be unable to sell its shares in the hedge fund at a desirable time or price.

MLP RISK. Certain Underlying Funds invest in master limited partnerships (“MLPs”) An MLP is a public limited partnership or limited liability company. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over- the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation.

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The managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP. Investments in MLPs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by MLPs in which it invests. Such expenses are not reflected in the above fee table. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Certain MLPs may operate in, or have exposure to, the energy sector. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations.

MLP TAX RISK. MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Underlying Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of the Portfolio’s investment in the Underlying Fund and lower income.

PRIVATE EQUITY RISK. The Portfolio may invest in instruments that provide exposure to private equity strategies, including direct or indirect investments in mezzanine debt and leveraged buyout strategies. The risks an Underlying Fund may face when investing in private equity-related investments, including the possible illiquidity of such investments and the risk that the companies in which a private equity firm invests its capital do not survive (which would decrease the value of the firm or the fund it creates and, consequently, the value of the Underlying Fund’s private equity-related investments). Investments in private equity instruments are subject to additional risks, including liquidity risk, valuation risk, legal and regulatory risks and tax risk. Private equity-related investments may include illiquid securities that the Portfolio is unable to sell at the preferred time or price and could lose its entire investment in such securities.

Private equity-related investments are subject to valuation risk partly because there is little or no publicly available information about private companies. These instruments are usually highly illiquid and may have restrictions on redemptions. In addition, recent economic events have given rise to a political climate that may result in private equity investments becoming subject to increased regulatory scrutiny and/or entirely new legal, tax or regulatory regimes both within the United States and in other countries in which the Portfolio may directly or indirectly invest. The Portfolio’s private equity-related investments may be adversely affected as a result of new or revised legislation, or regulations imposed by the Securities and Exchange Commission (“SEC”), Commodity Futures Trading Commission (“CFTC”), Internal Revenue Service (“IRS”), Federal Reserve, other U.S. or non-U.S. tax or governmental regulatory authorities or self-regulatory organizations that supervise the financial markets.

Structurally, mezzanine debt usually ranks subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Due to the higher risk profile and often less restrictive covenants of mezzanine loans as compared to senior loans, mezzanine loans sometimes earn a higher return than senior secured loans. Typically, mezzanine debt has elements of both debt and equity instruments, offering fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants.

LEVERAGE RISK. Leverage exists when an Underlying Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, written options and derivatives. An Underlying Fund may mitigate leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk.

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To the extent that an Underlying Fund is not able to close out a leveraged position because of market illiquidity, the Underlying Fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate Underlying Fund positions when it may not be advantageous to do so. Leveraging may cause an Underlying Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Underlying Fund’s portfolio securities. There can be no assurance that an Underlying Fund’s leverage strategies will be successful. Certain investments, such as ETFs, may include “embedded” leverage, which means the ETF pays a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of an Underlying Fund, and thus a Portfolio.

VALUE STYLE INVESTING RISK. Certain Underlying Funds may use a “value” style investment strategy. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are lower than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, an Underlying Fund’s return may be adversely affected during market downturns and when value stocks are out of favor.

GROWTH STYLE INVESTING RISK. Certain Underlying Funds may use a “growth” style investment strategy. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, an Underlying Fund’s performance may suffer.

QUANTITATIVE STRATEGY RISK. Certain Underlying Funds may use quantitative mathematical models that rely on patterns inferred from historical prices and other financial data in evaluating prospective investments. However, most quantitative models cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact the performance of the Underlying Fund. Further, as market dynamics shift over time, a previously highly successful model may become outdated. Moreover, there are an increasing number of market participants who rely on quantitative mathematical models. These models may be similar to those used by the Underlying Fund, which may result in a substantial number of market participants taking the same action with respect to an investment and some of these market participants may be substantially larger than the Underlying Fund.

SHORT SALES RISK. Short sales involve selling a security the Portfolio does not own in anticipation that the security’s price will decline. If an Underlying Fund sells short a security that it does not own and the security increases in value, the Underlying Fund will pay a higher price to repurchase the security and thereby incur a loss. A short position in a security poses more risk than holding the same security long. It is possible that the market value of the securities the Underlying Fund holds in long positions will decline at the same time that the market value of the securities the Portfolio has sold short increases, thereby increasing the Underlying Fund’s potential volatility. The more the Underlying Fund pays, the more it will lose on the transaction, which adversely affects its share price. The loss on a long position is limited to what the Underlying Fund originally paid for the security together with any transaction costs. As there is no limit on how much the price of the security can increase, the Underlying Fund’s exposure is theoretically unlimited.

In order to establish a short position in a security, the Underlying Fund must borrow the security from a broker. The Underlying Fund may not always be able to borrow a security the Underlying Fund seeks to sell short at a particular time or at an acceptable price. As such, there is a risk that the Underlying Fund may be unable to implement its investment strategy due to a lack of available securities or for other reasons. The Underlying Fund normally closes a short sale of securities that it does not own by purchasing an equivalent number of shares of the borrowed security on the open market and delivering them to the broker. The Underlying Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Underlying Fund may be prematurely forced to close out a short position if the broker demands the return of the borrowed security. The Portfolio incurs a loss if the Underlying Fund is required to buy the security at a time when the security has appreciated in value from the date of the short sale.

Until the Underlying Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Underlying Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Underlying Fund’s ability to access the segregated collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract and the Underlying Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Underlying Fund may obtain only a limited recovery or may obtain no recovery in these circumstances.

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The Underlying Fund will incur increased transaction costs associated with selling securities short. In addition, taking short positions results in a form of leverage which creates special risks discussed above.

SUBSIDIARY RISK. Certain Underlying Funds may invest through a wholly-owned subsidiary (the “Cayman Subsidiary”). The Cayman Subsidiary, unlike the Underlying Fund, may invest without limitation in commodity-linked derivatives. By investing in the Cayman Subsidiary, the Underlying Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The derivatives and other investments held by the Cayman Subsidiary are generally similar to those that are permitted to be held by the Underlying Fund and are subject to the same risks that apply to similar investments if held directly by the Underlying Fund. There can be no assurance that the investment objective of the Cayman Subsidiary will be achieved. The Cayman Subsidiary is not registered under 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Accordingly, the Underlying Fund, as the sole investor in the Cayman Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Underlying Fund and/or the Cayman Subsidiary to operate as described in the Underlying Fund’s prospectus and the statement of additional information and could adversely affect the Cayman Subsidiary and the Underlying Fund and its shareholders, including a Portfolio. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax or withholding tax on the subsidiary. If this were to change, the subsidiary may have to pay such taxes and Underlying Fund shareholders will experience decreased returns.

Additionally, as a regulated investment company, each Underlying Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Each Underlying Fund that invests in a Cayman Subsidiary expects to treat the income it derives from the Cayman Subsidiary as qualifying income based on the principles underlying a number of private letter rulings provided to third-parties not associated with the Underlying Fund. However, an Underlying Fund is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS recently issued proposed regulations that, if finalized, would generally treat an Underlying Fund’s income inclusion with respect to a Cayman Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Cayman Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. If the IRS were to change its position with respect to the conclusions reached in these private letter rulings, the income and gains from an Underlying Fund’s investment in a Cayman Subsidiary might be non-qualifying income, and there is a possibility such change in position might be applied to the Underlying Fund retroactively, in which case the Underlying Fund might not qualify as a regulated investment company for one or more years.

Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

UNDERLYING POOLS RISK. Underlying Pools are subject to investment advisory and other expenses, which will be indirectly paid by the Portfolio as an investor in swaps whose returns are based on the returns of Underlying Pools. As a result, the cost of investing in the Portfolio may be higher than the cost of investing directly in an Underlying Pool. The Underlying Pools will pay management fees, brokerage commissions and operating expenses, and may also pay performance based fees to each Underlying Pool manager, which may be reflected in the return earned by the Portfolio on swaps based on Underlying Pools. Underlying Pools are subject to specific risks, depending on the nature of the fund. There is no guarantee that any of the trading strategies used by the managers retained by an Underlying Pool will be profitable or avoid losses and, therefore, that the Portfolio’s investments based on these Underlying Pools will not lose money. The Underlying Pools on which a portion of the Portfolio’s returns will be based are not registered investment companies and, therefore, will not be subject to the same controls and regulatory protections as registered investment companies.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Additional Investment Strategies for the Saratoga Portfolios

As an additional non-principal investment strategy, the Portfolios may invest in individual securities and exchange-traded notes (“ETNs”).

Additional Investment Strategies for the Asset Allocation Portfolios

When the Manager believes market conditions are unfavorable, the Manager may attempt to “hedge” a Portfolio with defensive positions and strategies using derivative instruments (e.g., exchange-traded futures and options, and other derivatives such as swaps, options on swaps and caps and floors).

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A Portfolio is not required to use hedging and may choose not to do so even in unfavorable conditions. As an additional non-principal investment strategy, the Portfolios may invest in individual securities and exchange-traded notes.

General Investment Policies of the Asset Allocation Portfolios

Temporary or Cash Investments. Under normal market conditions, the Portfolios will stay fully invested according to their principal investment strategies as noted above. The Portfolios, however, may temporarily depart from their principal investment strategies by making short-term investments in cash, cash equivalents and high-quality, short-term debt securities and money market instruments, including affiliated and unaffiliated instruments, for temporary defensive purposes in response to adverse conditions, including adverse market, economic or political conditions, amongst others. This may result in the Portfolios not achieving their investment objectives during that period. To the extent that the Portfolios use a money market fund for their cash position, there will be some duplication of expenses because the Portfolios would bear their pro rata portion of such money market fund’s advisory fees and operational expenses.

Change in Investment Objective and Strategies. Each Portfolio’s investment objective and strategies, including the principal investment strategies are non-fundamental and may be changed by the Board without the approval of the Portfolio’s shareholders.

Additional Risk Information (Asset Allocation Portfolios only)

While the Portfolios intend to primarily allocate their assets to investments in the Underlying Funds, a Portfolio may be exposed to the investment risks described above under “Principal Investment Risks” to the extent such Portfolio directly invests in individual securities and ETNs.

PORTFOLIO HOLDINGS

A description of the Portfolios’ policies and procedures with respect to the disclosure of each of the Portfolios’ securities is available in the Trust’s Statement of Additional Information.

The Trust discloses each Portfolio’s top holdings on a calendar quarter basis with a one to three-week lag on its public website until they are included in the Trust’s next shareholder report or quarterly report. Each Portfolio will make available complete month-end portfolio holdings information with a 30-day lag. Such information can be obtained by calling 1-800-807-FUND.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 1-800-807-FUND.

MANAGEMENT OF THE PORTFOLIOS

The Manager

Saratoga Capital Management, LLC (“SCM”), a registered investment adviser, serves as the Trust’s Manager and is located at 1616 N. Litchfield Rd., Suite 165, Goodyear, Arizona 85395. The Manager is a Delaware limited liability company. As of September 30, 2018, the Manager had approximately $1.30 billion in assets under management. The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC that permits the Manager to enter into investment advisory agreements with advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, may select Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements, including fees, without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. This means that the Manager can reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Manager or the Adviser is not required to disclose its contractual fee arrangements with any sub-adviser. The Manager compensates each Adviser out of its management fee.

The total amount of investment management fees payable by each Portfolio to the Manager may not be changed without shareholder approval. The management fee for each Portfolio is computed daily and paid monthly at the following annual percentage rates of the average daily net assets of the Portfolios:

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Portfolio	Management Fee
Conservative Balanced Allocation Portfolio	0.90%
Moderately Conservative Balanced Allocation Portfolio	0.90%
Moderate Balanced Allocation Portfolio	0.90%
Moderately Aggressive Balanced Allocation Portfolio	0.90%
Aggressive Balanced Allocation Portfolio	0.90%
U.S. Government Money Market Portfolio	0.475%
Investment Quality Bond Portfolio	0.55%
Municipal Bond Portfolio	0.55%
Large Capitalization Value Portfolio	0.65%
Large Capitalization Growth Portfolio	0.65%
Mid Capitalization Portfolio	0.75%
Small Capitalization Portfolio	0.65%
International Equity Portfolio	0.75%
Health & Biotechnology Portfolio	1.25%
Technology & Communications Portfolio	1.25%
Financial Services Portfolio	1.25%
Energy & Basic Materials Portfolio	1.25%

Expense Reductions and Reimbursements and Net Expenses. The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each, an "Expense Cap"). Under the terms of the Expense Agreement, fees waived and expenses paid by the Manager are subject to reimbursement by the relevant class of the Portfolio within three (3) years of the end of the fiscal year in which such management fees were waived or expenses were paid. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by a Portfolio if it would result in that Portfolio exceeding its current Expense Cap. Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap. The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice. Currently, the Manager is voluntarily limiting total annual operating expenses of the Portfolios as follows:

Portfolio	Expense Cap
Large Capitalization Growth Portfolio	3.60%
Large Capitalization Value Portfolio	3.60%
Mid Capitalization Portfolio	3.60%
Small Capitalization Portfolio	3.60%
Investment Quality Bond Portfolio	2.90%
Municipal Bond Portfolio	2.90%
U.S. Government Money Market Portfolio	2.75%
Health & Biotechnology Portfolio	4.00%
Technology & Communications Portfolio	4.00%
Financial Services Portfolio	4.00%
Energy & Basic Materials Portfolio	4.00%

Portfolio Expenses. The International Equity Portfolio is responsible for its own operating expenses. Pursuant to an Operating Expense Limitation Agreement, the Manager and Smith Group have agreed to waive their management fees and/or Smith Group has agreed to pay expenses of the Portfolio to ensure that the total amount of Portfolio operating expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) do not exceed 2.25% of the Portfolio’s average net assets for Class C shares, through December 31, 2019, subject thereafter to annual re-approval of the agreement by the Board of Trustees. Any reduction in advisory fees or payment of expenses made by the Manager or Smith Group may be reimbursed by the Portfolio in subsequent fiscal years if the Manager or Smith Group so requests. This reimbursement may be requested if the aggregate amount actually paid by the Manager or Smith Group toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Portfolio expenses.

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The Manager and Smith Group are permitted to be reimbursed by the Portfolio for management fees waived and/or expense payments made by the Manager or Smith Group within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current Expense Cap, whichever is less. Any such reimbursement will be reviewed and approved by the Board of Trustees. The Portfolio must pay its current ordinary operating expenses before the Manager and Smith Group are entitled to any reimbursement of management fees and/or expenses. This Operating Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees.

In addition, each Asset Allocation Portfolio is responsible for its own operating expenses. Pursuant to an Operating Expense Limitation Agreement between the Manager and the Asset Allocation Portfolios, the Manager has agreed to waive its management fees and/or pay expenses of the Portfolios to ensure that the total amount of Portfolio operating expenses (excluding front end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses for a Portfolio) do not exceed 1.79% of a Portfolio’s average net assets for Class C shares through December 31, 2019, subject thereafter to annual re-approval of the agreement by the Board of Trustees (the “Expense Cap”). Any reduction in management fees or payment of expenses made by the Manager may be reimbursed by a Portfolio in subsequent fiscal years if the Manager so requests. This reimbursement may be requested if the aggregate amount actually paid by the Manager toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Portfolio expenses. The Manager is permitted to seek reimbursement from the Portfolios for management fees waived and/or expense payments made by the Manager within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause a Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current Expense Cap, whichever is less. Any such reimbursement will be reviewed and approved by the Board of Trustees. A Portfolio must pay its current ordinary operating expenses before the Manager is entitled to any reimbursement of management fees and/or expenses. This Operating Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees.

The Expense Cap in place for each Asset Allocation Portfolio and the International Equity Portfolio are shown in the table below:

Portfolio	Expense Cap
International Equity Portfolio	2.25%
Conservative Balanced Allocation Portfolio	1.79%
Moderately Conservative Balanced Allocation Portfolio	1.79%
Moderate Balanced Allocation Portfolio	1.79%
Moderately Aggressive Balanced Allocation Portfolio	1.79%
Aggressive Balanced Allocation Portfolio	1.79%

The Advisers

The following sets forth certain information about each of the Advisers:

SCM, a registered investment adviser, serves as the Trust’s Manager and Adviser to the Conservative Balanced Allocation Portfolio, Moderately Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio, Aggressive Balanced Allocation Portfolio, Investment Quality Bond Portfolio and Municipal Bond Portfolio. SCM, which is located at 1616 N. Litchfield Rd., Suite 165, Goodyear, Arizona 85395, had approximately $1.30 billion in assets under management as of September 30, 2018.

CLS Investments, LLC (“CLS”), a registered investment adviser, serves as Adviser to the U.S. Government Money Market Portfolio. CLS (including its predecessor corporation) has been an investment adviser to individuals, employee benefit plans, trusts, investment companies and corporations since 1989. CLS is located at 17605 Wright Street, Omaha, NE 68130. As of September 30, 2018, CLS had approximately $9.0 billion in assets under management. CLS is an affiliate of Gemini Fund Services, LLC, the Trust’s Administrator/Transfer Agent and Northern Lights Distributors, LLC, the Trust’s Distributor.

M.D. Sass Investors Services, Inc. (“M.D. Sass”), a registered investment adviser founded in 1972, serves as the Adviser to the Large Capitalization Value Portfolio. M.D. Sass is a privately-owned investment manager for family offices, high net worth individuals and institutional investors such as corporations, endowments and foundations. As of September 30, 2018, M.D. Sass advised accounts having assets of approximately $6 billion. M.D. Sass is located at 55 West 46th Street, 28th Floor, New York, New York 10036.

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Oak Associates ltd. (“Oak Associates”), a registered investment adviser, located at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333-8355, serves as the Adviser to the Health & Biotechnology Portfolio and the Technology & Communications Portfolio.  Oak Associates advises mutual funds and other investors. As of September 30, 2018, Oak Associates had approximately $1.8 billion in assets under management.

Smith Group Asset Management (“Smith Group”), a registered investment adviser, located at 100 Crescent Court, Suite 1150, Dallas, Texas, 75201, serves as the Adviser to the Large Capitalization Growth Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio and International Equity Portfolio. Smith Group advises institutional, high net worth and mutual fund clients. Smith Group managed assets of approximately $3.87 billion as of September 30 , 2018.

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), a registered investment adviser located at 600 Travis, Suite 6300, Houston, Texas 77002, serves as the Adviser to the Mid Capitalization Portfolio. With approximately $13.3 billion of assets under management as of September 30, 2018, Vaughan Nelson provides investment services to foundations, endowments, institutions, corporate pension funds, mutual funds and families/individuals.

Zacks Investment Management, Inc. (“Zacks”), a registered investment adviser, serves as the Adviser to the Small Capitalization Portfolio. Zacks, located at 227 W. Monroe Street, Suite 4350, Chicago, Illinois 60606, is a wholly-owned subsidiary of Zacks Investment Research. Zacks acts as an investment manager for individuals and institutions. As of September 30, 2018, Zacks had approximately $7 billion in assets under management.

A discussion regarding the basis for the Board of Trustee’s approval of the Investment Management Agreement for the Asset Allocation Portfolios and the Advisory Agreement pertaining to the International Equity Portfolio is available in the Portfolios’ Semi-Annual Report to Shareholders for the fiscal period ended February 28, 2018. A discussion regarding the basis for the Board of Trustees’ approval of the Investment Management Agreement and the Advisory Agreements of the other Portfolios in this Prospectus is available in the Portfolios’ Annual Report to Shareholders for the fiscal year ended August 31, 2018.

ADMINISTRATION

The Bank of New York Mellon, located at 240 Greenwich Street, New York, New York 10286, is the custodian of the assets of the Trust.

Gemini Fund Services, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as the Trust's transfer agent (the “Transfer Agent”).

Gemini Fund Services, LLC, located at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, provides administrative (including custody administration) and fund accounting services to the Trust. As such, they manage the administrative affairs of the Trust, calculate the NAV of the shares of each Portfolio and create and maintain the Trust's required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of each Portfolio called "net asset value" or “NAV” is based on the value of the Portfolio’s investments. The NAV per share of each Portfolio is determined once daily at the close of trading on the NYSE (typically 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

Generally, a Portfolio’s securities are valued each day at the last quoted sales price on each security’s primary securities exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign, and including the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”)) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary securities exchange (or in the case of NASDAQ securities, at the NASDAQ Official Closing Price) or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the primary exchange. When a market price is not readily available, including circumstances under which the Manager or an Adviser determines that a security’s market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Trust’s Board of Trustees. In these cases, the Portfolio’s NAV will reflect certain portfolio securities’ fair value rather than their market price.

All securities held by the U.S. Government Money Market Portfolio and debt securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

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In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees. Securities also may be fair valued in the event of a development affecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. To the extent a Portfolio invests in ETFs, such Portfolio’s NAV is calculated, in relevant part, based upon the NAV of such ETFs (which are registered open-end management investment companies). The prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

PURCHASE OF SHARES

Purchase of shares of a Portfolio must be made through a Financial Intermediary having a sales agreement with Northern Lights Distributors, LLC, the Trust’s distributor (the "Distributor"), or through a broker or intermediary designated by that Financial Intermediary, or directly through the Transfer Agent. Shares of a Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. Purchase requests received by the Trust in good order prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Requests received after the close of regular trading will receive the NAV per share determined on the following business day. A purchase order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary, or a broker or intermediary designated by a Financial Intermediary, authorized to accept purchase orders on behalf of the Trust. The Portfolios, however, reserve the right, in their sole discretion, to reject any application to purchase shares. Make all checks payable to a Portfolio. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institution, or credit union in U.S. funds for the full amount of the shares to be purchased. The Portfolios do not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Portfolios will not accept third party checks, U.S. Treasury checks, credit card checks, or starter checks for the purchase of shares.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available. The Trust offers several classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. Not all share classes may be available for purchase in all states. For more information regarding the purchase of shares, contact the Trust at 1-800-807-FUND.

Note: Gemini Fund Services, LLC, the Portfolios’ Transfer Agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Portfolios, for any check returned to the Transfer Agent for insufficient funds.

Information regarding transaction processing and the establishment of new accounts should be sent to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

If you wish to wire money to make a subsequent investment in a Portfolio, contact the Trust at 1-800-807-FUND to receive wiring instructions and to notify the Trust that a wire transfer is coming. Any commercial bank can transfer same-day funds by wire. The Trust will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Trust’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Purchase of Shares in Good Order. All purchase requests directly through the Transfer Agent must be received by the Transfer Agent in “good order.” This means that your request must include:

•	The Portfolio and account number.
•	The amount of the transaction (in dollars or shares).
•	Accurately completed orders.
•	Any supporting legal documentation that may be required.
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If you are purchasing shares through a Financial Intermediary, please consult your intermediary for purchase instructions. Orders to purchase shares through a Financial Intermediary will be effected at the NAV per share next determined after the purchase order has been received in good order by the Financial Intermediary. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The investors are solely responsible for determining their risk tolerances, investment objectives and which Portfolios are appropriate for them to invest in. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Trust shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Financial Intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus. Your Financial Intermediary will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account we will ask your name, address, date of birth and other information that will allow us to identify you. If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

CONTINUOUS OFFERING. For Class C shares of the Trust’s Portfolios described in this Prospectus (other than the Asset Allocation Portfolios) the minimum initial investment in the Trust is generally $10,000 and the minimum initial investment in any individual Portfolio (other than the U.S. Government Money Market Portfolio) is generally $250 (there is no minimum investment for the U.S. Government Money Market Portfolio). The minimum initial investment for the Asset Allocation Portfolios is generally $2,500. The minimum subsequent investment in the Trust is $100. There is no minimum subsequent investment for any Portfolio. For employees and relatives of the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment in the Trust is $1,000 with no individual Portfolio minimum. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder’s designated account. For further information regarding the Automatic Investment Plan, shareholders should contact their Consulting Broker or the Trust at 1-800-807-FUND (1-800-807-3863).

The sale of shares will be suspended during any period when the determination of NAV is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

Generally, each Portfolio reserves the right to reject any purchase requests, including exchanges from other Saratoga Portfolios, which it regards as disruptive to efficient Portfolio management. A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.

CONTINGENT DEFERRED SALES CHARGE

Shares are sold at NAV next determined without an initial sales charge so that the full amount of an investor’s purchase payment may be invested in the Trust. A CDSC of 1%, however, will be imposed on most shares redeemed within one year after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of an account with the Trust falls below the aggregate amount of the investor’s purchase payments for shares made during the one year preceding the redemption. In addition, shares are subject to an annual 12b-1 fee of 1.00% of the average daily net assets. Shares of the Trust which are held for one year or more after purchase will not be subject to any CDSC upon redemption. For investments made prior to January 1, 2003, the CDSC is based upon the investors original purchase price, or the current NAV of the shares that they redeem, whichever is lower. For investments that are made on or after January 1, 2003, the CDSC is based upon the investors original purchase price. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

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Brokers that have entered into selling agreements with the Portfolios’ distributor may receive a commission of up to 1.00% of the purchase price of Class C shares at the time of purchase. Brokers may also receive distribution and/or shareholder service fees for Class C shares held for over a year.

Certain shareholders may be eligible for CDSC waivers. Please see the information set forth below for specific eligibility requirements. You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a CDSC waiver. Similar notification must be made in writing when an order is placed by mail. The CDSC waiver will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Portfolios’ shares or the Trust’s Transfer Agent does not confirm your represented holdings. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of a Portfolio or other Trust Portfolios.

CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the one year preceding the redemption; (ii) the current NAV of shares purchased more than one year prior to the redemption; and (iii) the current NAV of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

In addition, the CDSC, if otherwise applicable, will be waived in the case of:

(1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are:

(a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

(2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 70 1/2; or (c) a tax-free return of an excess contribution to an IRA; and

(3) certain redemptions pursuant to the Portfolio’s Systematic Withdrawal Plan (see "Redemption of Shares—Systematic Withdrawal Plan").

With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of an IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of written confirmation of the shareholder’s entitlement.

The sales charge waivers (and discounts) available through financial intermediaries are set forth in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts). Please contact your financial intermediary regarding applicable sales charge waivers (and discounts) and for information regarding the financial intermediary’s related policies and procedures.

CLASS C SHARES CONVERSION FEATURE

After 10 years, Class C shares generally will convert automatically to Class A shares of the Portfolio with no initial sales charge, provided that the Portfolio or the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least 10 years. The automatic conversion of Class C shares to Class A shares will not apply to shares held through group retirement plan record keeping platforms of certain intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion. The 10-year period runs from the last day of the month in which the shares were purchased or, in the case of Class C shares acquired through an exchange, from the last day of the month in which the original Class C shares were purchased; the shares will convert to Class A shares based on their relative NAVs in the month following the 10-year period. At the same time, an equal proportion of Class C shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. A conversion of shares of one Class directly for shares of another Class of the same Fund normally should not be taxable for federal income tax purposes.

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PLAN OF DISTRIBUTION

The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”) with respect to the sale and distribution of shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, a fee, which is accrued daily and paid monthly, at the annual rate of 1.00% of the average net assets. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee as such term is defined under Rule 2830 of the Financial Industry Regulatory Authority (“FINRA”) Conduct Rules and it may be paid directly to the Manager or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The fee is treated by each Portfolio as an expense in the year it is accrued. Because the fee is paid out of each Portfolio’s assets on an ongoing basis, over time the fee may increase the costs of your investment and may cost you more than paying other types of service charges.

Additional amounts paid under the Plan are paid to the Distributor or other entities for services provided and the expenses borne by the Distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Portfolios’ shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES

“Market-timing” often times involves the frequent purchases and redemptions of shares of the Portfolios by shareholders, and “market-timing” may present risks for other shareholders of the Portfolios, which may include, among other things, dilution in the value of Portfolio shares held by long-term shareholders, interference with the efficient management of the Trust’s Portfolios, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolios to hold excess levels of cash.

Short term trading strategies also present certain risks based on a Portfolio’s investment objective, strategies and policies. To the extent that a Portfolio invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences. The foreign securities in which a Portfolio invests may be traded on foreign markets that close well before the Portfolio calculates its NAV. This gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. A market timer may seek to capitalize on these time zone differences by purchasing shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation, that are likely to result in higher prices in foreign markets the following day (“time zone arbitrage”). The market timer might redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). To the extent that a Portfolio invests in small capitalization securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds (also referred to as junk bonds) or municipal bonds, a Portfolio may be adversely affected by price arbitrage trading strategies.

The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Trust does not accommodate frequent purchases and sales by Portfolio shareholders. With the exception of the U.S. Government Money Market Portfolio, shareholders will be charged a redemption fee of 2% of the value of shares being redeemed, if shares are redeemed within 30 days of purchase.

The Trust’s policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the “SHAREHOLDER INFORMATION-Purchase of Shares” and “SHAREHOLDER INFORMATION-Redemption of Shares” sections of this Prospectus. Except as described in these sections, the Trust’s policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders.

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The Trust requires all intermediaries to enforce all of the Trust’s policies contained in this Prospectus and in the Trust’s Statement of Additional Information. Omnibus accounts intermediaries generally do not identify customers’ trading activity to the Trust on an individual basis. The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor frequent short-term trading within the Portfolios by the Financial Intermediary’s customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including terminating the relationship. There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemption transactions involving a Portfolio may result in a Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges. Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

REDEMPTION OF SHARES

Shares of a Portfolio may be redeemed on any day that the Portfolio calculates its NAV. Redemption requests received by the Trust in good order prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day less the amount of any applicable CDSC. Redemption requests received by the Trust after the close of regular trading on the NYSE will be effected at the NAV next determined by the Trust less any applicable CDSC. Orders to redeem shares through a Financial Intermediary will receive the NAV per share next determined after the redemption request has been received in good order by the Financial Intermediary. A redemption order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary authorized to accept redemption orders on behalf of the Trust.

A Portfolio is required to transmit redemption proceeds for credit to the shareholder’s account within seven days after receipt of a redemption request. However, payments for redemptions of shares purchased by check will not be transmitted until the check clears. Redemption requests may be given to a Financial Intermediary having a selling agreement with the Distributor. The Financial Intermediary is responsible for transmitting such redemption requests to the Trust’s Transfer Agent. Redemption requests also may be given directly to the Transfer Agent, if the shareholder purchased shares directly through the Transfer Agent. In order to be effective, redemption requests of a shareholder in the event of death, divorce or other legal matter may require the submission of documents commonly required to assure the safety of a particular account. Generally, all redemptions will be for cash. The Portfolios typically expect to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. These methods may be used during both normal and stressed market conditions.

The agreement relating to participation in a Consulting Program between a client and the investment adviser typically will provide that, absent separate payment by the participant, fees charged pursuant to that agreement may be paid through automatic redemptions of a portion of the participant's Trust account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Written Redemption Requests. To redeem shares by mail, send a written redemption request in good order to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Receipt of a redemption order by the U.S. Postal Service (“USPS”) does not constitute receipt of such an order by the Trust or its Transfer Agent. Requests sent via the USPS will be processed at the NAV on the business day the request is received in good order at the Trust’s Transfer Agent. There may be a delay between the time the request reaches the P.O. Box and the time of the Trust’s receipt of the request, which may affect the NAV at which the request is processed. Regular mail is retrieved from the Transfer Agent’s post office box at least once a day by 12:00 p.m., Eastern Time and overnight mail is processed as received by the Transfer Agent from the delivery service. In both cases, processing of redemption requests is subject to the provisions described above in the opening paragraph in this section.

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Redeeming by Telephone. The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Trust and instruct it to remove this privilege from your account. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-807-FUND (1-800-807-3863). The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Trust reserves the right to suspend the telephone redemption privileges with respect to your account if the names(s) or the address on the account has been changed within the previous 30 days. Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for any loss, damage, cost or expenses in acting on telephone instructions if they reasonably believe such telephone instructions to be genuine and you will be required to bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions. If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to the Transfer Agent to cover costs associated with the transfer but the Transfer Agent does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

When Redemptions are Sent. Once the Trust receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared. Redemption proceeds requested to be sent via wire or ACH are typically sent 1-3 business days after the redemption request was received in “good order.” Redemption proceeds requested to be sent via check are typically mailed via USPS 2-3 business days after the redemption request was received in “good order.”

Good Order. Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

The request should be in writing indicating the number of shares or dollar amount to be redeemed;

The request must identify your account number;

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

If you request the redemption proceeds to be sent to a person, bank or an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Medallion Signature Guarantee. Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

1.	Re-registration of the account.
2.	Changing bank wiring instructions on the account.
3.	Name change on the account.
4.	Setting up/changing systematic withdrawal plan to a secondary address.
5.	Redemptions greater than $100,000.
6.	Any redemption check that is being mailed to a different address than the address of record.
7.	Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

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REDEMPTION FEE. You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of a Portfolio (except for the U.S. Government Money Market Portfolio) within 30 days of purchase.  The redemption fee is paid directly to the Portfolio from which the redemption is made and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee will not apply to shares that are sold, which have been acquired through the reinvestment of dividends or distributions paid by the Portfolio.

The following exchanges are exempt from the 2% redemption fee: (i) responses to the SaratogaSHARP® asset allocation program’s allocations and reallocations and fees charged to participants in connection thereto; (ii) exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the Trust’s Transfer Agent with documents evidencing such; (iii) exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans); (iv) redemptions pursuant to systematic withdrawal plans; and (v) exchanges in response to tactical asset allocation programs’ allocations and reallocations, as approved by the Trust’s CCO and/or one of the Trust’s principal officers.

Financial Intermediaries of omnibus accounts generally do not identify customers’ trading activity to the Trust on an individual basis. Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor redemptions within the Trust’s Portfolios by the Financial Intermediary’s customers and to collect the Portfolios’ redemption fee from their customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including termination of the relationship.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders. Any Portfolio from which redemptions will be made pursuant to the Plan will be referred to as a "SWP Portfolio". The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio’s shares, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Shares"), except that the CDSC, if any, will be waived on redemptions under the Withdrawal Plan of up to 12% annually of the value of each SWP Portfolio account, based on the share values next determined after the shareholder establishes the Withdrawal Plan.

Redemptions for which this CDSC waiver policy applies may be in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Under this CDSC waiver policy, amounts withdrawn each period will be paid by first redeeming shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first followed by shares held the next longest period of time until shares held the shortest period of time are redeemed. Any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly, quarterly, semi-annual or annual amount.

A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. A shareholder who has suspended participation may resume payments under the Withdrawal Plan, without requiring a new determination of the account value for the 12% CDSC waiver. The Withdrawal Plan may be terminated or revised at any time by the Portfolios.

The addition of a new SWP Portfolio will not change the account value for the 12% CDSC waiver for the SWP Portfolios already participating in the Withdrawal Plan.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Shareholders should contact their dealer representative or the Manager for further information about the Withdrawal Plan.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Portfolios in the same Class from which such shares were redeemed or repurchased, at NAV next determined after a reinstatement request (made in writing to and approved by the Manager), together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

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INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $7,500 ($1,000 for Asset Allocation Portfolios) or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio’s NAV or redemptions to pay fees for Consulting Programs, after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor’s cost of the investment or may result in the realization of taxable capital gains. No CDSC will be imposed on any involuntary redemption.

No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

REDEMPTION-IN-KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Redemption in-kind proceeds will typically be made by delivering a pro-rata amount of a Portfolio’s holdings that are readily marketable securities to the redeeming shareholder within seven days after the Portfolio’s receipt of the redemption order. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio of the same class at their respective NAVs. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

There are special considerations when you exchange Portfolio shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a Portfolio that does not charge a CDSC will not be counted. Thus, in effect the ‘‘holding period’’ for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC. In addition, shares that are exchanged into or from a Saratoga Portfolio subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Portfolio with a lower CDSC rate.

An exchange of shares generally is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust’s Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND DISTRIBUTIONS. Each Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Portfolio generally pays no federal income tax on the income and gains it distributes to you. Each Portfolio, except the U.S. Government Money Market Portfolio, the Municipal Bond Portfolio and the Investment Quality Bond Portfolio, declares and pays dividends from net investment income, if any, annually. Dividends attributable to the net investment income of the U.S. Government Money Market Portfolio, the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will be declared daily and paid monthly. Shareholders of those Portfolios receive dividends from the day following the purchase settlement up to and including the date of redemption settlement. Distributions of net realized long-term and short-term capital gains, if any, earned by a Portfolio will be made annually.

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Each Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio. [Net investment income (i.e., income other than long and short-term capital gains) and net realized long and short-term capital gains will be determined separately for U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio and Energy & Basic Materials Portfolio.] Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current NAV) in additional shares of that Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash.

ANNUAL STATEMENTS. You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous calendar year, if any. The statement provides information on your dividends and capital gains for tax purposes. If any dividends are declared in October, November or December to shareholders of record in such months and paid in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31 of the prior year. The Portfolios may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Portfolios make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Portfolios will send you a corrected Form 1099-DIV to reflect reclassified information, or adjust the cost basis of any covered shares (defined below).

AVOID “BUYING A DIVIDEND.” At the time you purchase your Portfolio shares, a Portfolio’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Portfolio. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. For example, if you buy shares in the Portfolio shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. This is known as “buying a dividend.”

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust. Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another Portfolio.

TAXES ON DISTRIBUTIONS. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust.

Certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains if certain holding period and other requirements are satisfied. However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses. Certain ordinary income dividends received by corporations may be eligible for the corporate dividends received deduction if certain holding period and other requirements are satisfied. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Given the investment strategies of the Investment Quality Bond Portfolio, Municipal Bond Portfolio and U.S. Government Money Market Portfolio, it is not anticipated that a significant portion of the ordinary income dividends paid by these Portfolios will be taxed at the same rate as long-term capital gains, or will be eligible for the corporate dividends received deduction.

With respect to the Municipal Bond Portfolio, distributions designated as "exempt—interest dividends" generally will be exempt from federal income tax. However, income exempt from federal income tax may be subject to state or local tax. In addition, income derived from certain municipal securities may be subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes.

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Although interest on these securities generally is exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income. If you borrow money to purchase shares of the Portfolio, the interest on the borrowed money generally is not deductible for personal income tax purposes.

OTHER. Portfolio distributions and gains from the sale or exchange of your Portfolio shares also may be subject to state and local taxes. If more than 50% of a Portfolio's assets are invested in foreign securities at the end of any fiscal year, or if at least 50% of the value of a Portfolio’s assets at the close of each quarter of its taxable year consists of interests in Underlying Funds that are regulated investment companies, the Portfolio may elect to permit shareholders to generally take a credit or deduction on their federal income tax return for foreign taxes paid (or deemed to be paid) by the Portfolio (subject to various limitations). In such a case shareholders would also need to include such foreign taxes in income.

Portfolio investments in Underlying Funds could affect the amount, timing and character of distributions to shareholders, as compared to a fund that directly invests in stocks, securities or other investments.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of a Portfolio's shares and reinvests in that Portfolio's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Internal Revenue Code.

COST BASIS. A Portfolio (or its administrative agents) is required to report to the Internal Revenue Service and furnish to Portfolio shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012, and sold on or after that date). In the absence of an election, the Portfolios will use a default cost basis method which is the average cost method. The cost basis method elected by a Portfolio shareholder (or the cost basis method applied by default) for each sale of Portfolio shares may not be changed after the close of business on the trade date of each such sale of Portfolio shares. Portfolio shareholders should consult with their tax advisers prior to making redemptions to determine the best Internal Revenue Service accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.

MEDICARE TAX. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

BACK-UP WITHHOLDING. By law, a Portfolio must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security number or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding and certify that you are a U.S. person (including a U.S. resident alien). A Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount is currently 24% of your taxable distributions or redemption proceeds.

When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

FOREIGN SHAREHOLDERS. Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Portfolio, as discussed in more detail in the Statement of Additional Information.

This discussion of “Tax Consequences” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Portfolio.

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ADDITIONAL INFORMATION

The Manager and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolios) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolios’ shares. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of shares of the Portfolios over other investment options. Any such payments will not change the NAV of the price of the Portfolios’ shares.

In addition, the Portfolios or the Distributor also may make payments to financial intermediaries for certain administrative services, including recordkeeping, sub-accounting and sub-transfer agency of shareholder accounts pursuant to an administrative services agreement with the Portfolios and/or their agents. The fees payable by the Portfolios under this category of services are subject to certain limitations approved by the Board of Trustees of the Trust and, to the extent paid, will increase expenses of the Portfolios. These expenses are not separately identified in the fee table under the sections titled “Portfolio Summary – Fees and Expenses of the Portfolio” in this Prospectus, but are included within “Other Expenses” in the fee tables.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The financial highlights tables are intended to help you understand each Portfolio’s financial performance for the periods shown. The total returns in the table represent the rate an investor would have earned or lost on an investment in each respective Portfolio (assuming reinvestment of all dividends and distributions).

The information for the Conservative Balanced Allocation Portfolio, Moderately Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio and Aggressive Balanced Allocation Portfolio for the period December 29, 2017 (inception of each Portfolio) through the fiscal year ended August 31, 2018 and the information for the U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio and the Mid Capitalization Portfolio for the fiscal years ended August 31, 2018, August 31, 2017, August 31, 2016, August 31, 2015 and August 31, 2014, has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements are included in the Portfolios’ August 31, 2018 Annual Report, which is available upon request.

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FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Aggressive Balanced Allocation Portfolio - Class C Shares

	For the Period
	December 29,
	2017 (1) to
	August 31,
	2018
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)		(0.02)
Net realized and unrealized gain	0.45
Total from investment operations	0.43
Net Asset Value, End of Period	$10.43
Total Return*		4.30%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to average net assets	3.99	% (3,4)
Ratio of net operating expenses to average net assets	1.35	% (3,4)
Ratio of net investment income after expense reimbursement/recoupment to average net assets	(0.31	)% (3,4)
Portfolio Turnover Rate	8	% (5)

	Conservative Balanced Allocation Portfolio - Class C Shares

	For the Period
	December 29,
	2017 (1) to
	August 31,
	2018
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)		(0.03)
Net realized and unrealized gain	0.36
Total from investment operations	0.33
Net Asset Value, End of Period	$10.33
Total Return*		3.30%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to average net assets	3.71	% (3,4)
Ratio of net operating expenses to average net assets	1.47	% (3,4)
Ratio of net investment income after expense reimbursement/recoupment to average net assets	(0.43	)% (3,4)
Portfolio Turnover Rate	4	% (5)

(1)	Commencement of offering.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Annualized for periods less than one year.
(4)	Does not include the expenses of exchange traded funds in which the Fund invests.
(5)	Not annualized
*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.
^	Net assets at end of period less than $1,000.

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FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	Moderate Balanced Allocation Portfolio - Class C Shares

	For the Period
	December 29,
	2017 (1) to
	August 31,
	2018
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (2)		(0.01)
Net realized and unrealized gain	0.44
Total from investment operations	0.43
Net Asset Value, End of Period	$10.43
Total Return *		4.30%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to average net assets	3.85	% (3,4)
Ratio of net operating expenses to average net assets	1.36	% (3,4)
Ratio of net investment income after expenses reimbursement/recoupment to average net assets	(0.18	)% (3,4)
Portfolio Turnover Rate	7	% (5)

	Moderately Aggressive Balanced Allocation Portfolio - Class C Shares

	For the Period
	December 29,
	2017 (1) to
	August 31,
	2018
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (2)		(0.03)
Net realized and unrealized gain	0.38
Total from investment operations	0.35
Net Asset Value, End of Period	$10.35
Total Return *		3.50%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to average net assets	4.18	% (3,4)
Ratio of net operating expenses to average net assets	1.32	% (3,4)
Ratio of net investment income after expenses reimbursement/recoupment to average net assets	(0.43	)% (3,4)
Portfolio Turnover Rate	0	% (5)

(1)	Commencement of offering.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Annualized for periods less than one year.
(4)	Does not include the expenses of exchange traded funds in which the Fund invests.
(5)	Not annualized.
*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.
^	Net assets at end of period less than $1,000.
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FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	Moderately Conservative Balanced Allocation Portfolio - Class C Shares

	For the Period
	December 29,
	2017 (1) to
	August 31,
	2018
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)		(0.03)
Net realized and unrealized gain	0.28
Total from investment operations	0.25
Net Asset Value, End of Period	$10.25
Total Return *		2.50%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to average net assets	3.31	% (3,4)
Ratio of net operating expenses to average net assets	1.41	% (3,4)
Ratio of net investment income after expenses reimbursement/recoupment to average net assets	(0.51	)% (3,4)
Portfolio Turnover Rate	0	% (5)

(1)	Commencement of offering.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Annualized for periods less than one year.
(4)	Does not include the expenses of exchange traded funds in which the Fund invests.
(5)	Not annualized
*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.
^	Net assets at end of period less than $1,000.
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FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Large Capitalization Value Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$19.93	$17.66	$18.63	$19.63	$14.58
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.10)	(0.13)	(0.10)	(0.12)	(0.17)
Net realized and unrealized gain (loss)	0.58	2.40	(0.42)	(0.88)	5.22
Total from investment operations	0.48	2.27	(0.52)	(1.00)	5.05
Dividends and Distributions:
Distributions from realized gains	(0.78)	—	(0.45)	—	—
Distributions from return of capital	(1.02)	—	—	—	—
Total dividends and distributions	(1.80)	—	(0.45)	—	—
Redemption Fees	—	—	—	—	— **
Net Asset Value, End of Year	$18.61	$19.93	$17.66	$18.63	$19.63
Total Return*	2.54%	12.85%	(2.72)%	(5.09)%	34.64%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$650	$727	$1,285	$1,257	$1,047
Ratio of gross operating expenses to average net assets (2)	2.22%	2.26%	2.24%	2.17%	2.21%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.54)%	(0.71)%	(0.57)%	(0.60)%	(0.94)%
Portfolio Turnover Rate	100%	65%	79%	101%	104%

	Large Capitalization Growth Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$18.98	$21.36	$22.36	$22.24	$18.75
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.20)	(0.19)	(0.03)	(0.17)	(0.15)
Net realized and unrealized gain	5.60	2.83	1.75	1.63	4.42
Total from investment operations	5.40	2.64	1.72	1.46	4.27
Dividends and Distributions:
Dividends from net investment income	—	(0.13)	—	—	—
Distributions from realized gains	(1.55)	(4.89)	(2.72)	(1.34)	(0.78)
Total dividends and distributions	(1.55)	(5.02)	(2.72)	(1.34)	(0.78)
Redemption Fees	—	—	—	— **	— **
Net Asset Value, End of Year	$22.83	$18.98	$21.36	$22.36	$22.24
Total Return*	29.98%	15.96%	7.82%	6.57%	23.08%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$9,960	$8,844	$4,321	$3,596	$2,646
Ratio of gross operating expenses to average net assets (3)	2.14%	2.21%	2.22%	2.17%	2.20%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.00)%	(1.01)%	(0.15)%	(0.74)%	(0.72)%
Portfolio Turnover Rate	74%	97%	160%	27%	14%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year

(2) Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Large Cap Value Portfolio:
	2.22%	2.26%	2.24%	2.17%	2.12%
(3) Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Large Cap Growth Portfolio:
	2.14%	2.21%	2.22%	2.17%	2.20%
(4) Annualized for periods less than one year.
(5) Not annualized.
* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.
** Per share amount represents less than $0.01 per share.
117

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Mid Capitalization Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$9.96	$10.33	$11.40	$13.08	$11.84
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.06)	(0.06)	(0.11)	(0.14)	(0.19)
Net realized and unrealized gain (loss)	1.20	0.59	(0.38)	0.57	2.92
Total from investment operations	1.14	0.53	(0.49)	0.43	2.73
Dividends and Distributions:
Distributions from realized gains	(0.95)	(0.90)	(0.58)	(2.11)	(1.49)
Total dividends and distributions	(0.95)	(0.90)	(0.58)	(2.11)	(1.49)
Redemption Fees	—	—	— **	—	—
Net Asset Value, End of Year	$10.15	$9.96	$10.33	$11.40	$13.08
Total Return*	12.06%	5.43%	(4.11)%	3.69%	24.51%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$672	$989	$1,165	$963	$457
Ratio of gross operating expenses to average net assets (2)	2.47%	2.61%	2.61%	2.41%	2.47%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.64)%	(0.62)%	(1.12)%	(1.17)%	(1.54)%
Portfolio Turnover Rate	39%	43%	54%	38%	57%

	Small Capitalization Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$3.20	$2.77	$6.10	$7.05	$7.44
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.04)	(0.06)	(0.05)	(0.09)	(0.09)
Net realized and unrealized gain (loss)	0.70	0.49	(0.01)	(0.56)	1.20
Total from investment operations	0.66	0.43	(0.06)	(0.65)	1.11
Dividends and Distributions:
Distributions from realized gains	—	—	(3.27)	(0.30)	(1.50)
Total dividends and distributions	—	—	(3.27)	(0.30)	(1.50)
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$3.86	$3.20	$2.77	$6.10	$7.05
Total Return*	20.62%	15.52%	0.69%	(9.58)%	15.89%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$242	$215	$498	$381	$393
Ratio of gross operating expenses to average net assets (3)	2.54%	2.95%	2.81%	2.32%	2.35%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.20)%	(1.88)%	(1.62)%	(1.31)%	(1.26)%
Portfolio Turnover Rate	115%	127%	112%	117%	32%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.
(2) Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Mid Capitalization Portfolio:
	2.47%	2.61%	2.61%	2.41%	2.47%
(3) Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Small Cap Portfolio:
	2.54%	2.95%	2.81%	2.32%	2.35%
* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.
** Per share amount represents less than $0.01 per share.

118

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

International Equity Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2018	2017	2016	2015		2014
Net Asset Value, Beginning of Year	$9.49	$8.50	$8.76	$10.47		$9.61
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.03)	(0.08)	(0.02)	(0.10)		(0.07)
Net realized and unrealized gain (loss)	(0.32)	1.07	(0.24)	(1.61)		1.07
Total from investment operations	(0.35)	0.99	(0.26)	(1.71)		1.00
Dividends and Distributions:
Dividends from net investment income	—	—	—	—		(0.14)
Total dividends and distributions	—	—	—	—		(0.14)
Redemption Fees	—	—	— **	—		—
Net Asset Value, End of Year	$9.14	$9.49	$8.50	$8.76		$10.47
Total Return*	(3.69)%	11.65%	(2.97)%	(16.33)%		10.48%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$120	$153	$322	$257		$187
Ratio of gross operating expenses to average net assets (2)	3.30%	4.20%	3.81%	3.27	% (3)	3.29%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.27)%	(0.91)%	(0.30)%	(1.05)%		(0.72)%
Portfolio Turnover Rate	130%	69%	125%	126%		125%

	Health & Biotechnology Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2018	2017	2016	2015		2014
Net Asset Value, Beginning of Year	$23.40	$25.91	$27.59	$27.47		$23.09
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.25)	(0.30)	(0.30)	(0.29)		(0.30)
Net realized and unrealized gain (loss)	1.78	0.90	1.67	3.13		6.26
Total from investment operations	1.53	0.60	1.37	2.84		5.96
Dividends and Distributions:
Distributions from realized gains	(4.23)	(3.11)	(3.05)	(2.72)		(1.58)
Total dividends and distributions	(4.23)	(3.11)	(3.05)	(2.72)		(1.58)
Redemption Fees	—	—	—	—	**	— **
Net Asset Value, End of Year	$20.70	$23.40	$25.91	$27.59		$27.47
Total Return*	7.78%	3.40%	5.42%	10.53%		26.74%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$2,186	$2,612	$2,669	$2,360		$2,180
Ratio of gross operating expenses to average net assets (4)	2.90%	2.93%	2.90%	2.81%		2.98%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.20)%	(1.29)%	(1.17)%	(1.03)%		(1.15)%
Portfolio Turnover Rate	13%	12%	19%	15%		14%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2) Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the International Equity Portfolio:
	2.95%	3.90%	3.81%	3.47%		3.29%
(3) During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 3.27% for the year ending August 31, 2015, for the International Equity Portfolio.
(4) Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Health & Biotechnology Portfolio:
	2.90%	2.93%	2.90%	2.81%		2.97%
(5) Annualized for periods less than one year.
(6) Not annualized.
* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.
** Per share amount represents less than $0.01 per share.
119

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Technology & Communications Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2018	2017	2016	2015		2014
Net Asset Value, Beginning of Year	$15.78	$14.26	$14.05	$16.26		$14.14
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.25)	(0.21)	(0.11)	(0.19)		(0.25)
Net realized and unrealized gain	4.40	3.23	2.22	0.51		3.25
Total from investment operations	4.15	3.02	2.11	0.32		3.00
Dividends and Distributions:
Distributions from realized gains	(1.59)	(1.50)	(1.90)	(2.53)		(0.88)
Total dividends and distributions	(1.59)	(1.50)	(1.90)	(2.53)		(0.88)
Redemption Fees	—	—	— **	—	**	— **
Net Asset Value, End of Year	$18.34	$15.78	$14.26	$14.05		$16.26
Total Return*	28.07%	22.80%	16.54%	1.71%		21.78%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$10,996	$8,425	$6,879	$6,378		$6,901
Ratio of gross operating expenses to average net assets (2)	2.75%	2.80%	2.84%	2.80%		2.87%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.50)%	(1.44)%	(0.84)%	(1.28)%		(1.62)%
Portfolio Turnover Rate	1%	16%	37%	31%		25%

	Energy & Basic Materials Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2018	2017	2016	2015		2014
Net Asset Value, Beginning of Year	$9.23	$8.79	$9.19	$14.46		$12.52
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.17)	(0.11)	(0.07)	(0.22)		(0.29)
Net realized and unrealized gain (loss)	1.80	0.55	(0.33)	(5.05)		2.23
Total from investment operations	1.63	0.44	(0.40)	(5.27)		1.94
Redemption Fees	—	—	—	—		— **
Net Asset Value, End of Year	$10.86	$9.23	$8.79	$9.19		$14.46
Total Return*	17.66%	5.01%	(4.35)%	(36.45)%		15.49%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$56	$66	$129	$121		$168
Ratio of gross operating expenses to average net assets (3)	4.54%	4.54%	4.58%	3.86	% (4)	3.62%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.58)%	(1.20)%	(0.78)%	(1.94)%		(2.14)%
Portfolio Turnover Rate	61%	54%	134%	129%		114%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.
(2) Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Technology & Communications Portfolio:
	2.75%	2.80%	2.84%	2.80%		2.86%
(3) Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Energy & Basic Materials Portfolio:
	4.00%	4.00%	4.00%	3.91%		3.61%
(4) During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 3.86% for the year ending August 31, 2015, for the Energy & Basic Materials Portfolio.
* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.
** Per share amount represents less than $0.01 per share.

120

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Financial Services Portfolio - Class C Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$8.78	$7.47		$7.32	$7.64	$6.62
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.22)	(0.18)		(0.14)	(0.17)	(0.16)
Gain from trade error	—	0.11		—	—	—
Net realized and unrealized gain (loss)	1.33	1.38		0.29	(0.15)	1.18
Total from investment operations	1.11	1.31		0.15	(0.32)	1.02
Redemption Fees	—	—		— **	—	—
Net Asset Value, End of Year	$9.89	$8.78		$7.47	$7.32	$7.64
Total Return*	12.64%	17.54	% +	2.05%	(4.19)%	15.41%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$68	$64		$124	$104	$43
Ratio of gross operating expenses to average net assets (2)	4.42%	4.73%		4.81%	4.61%	4.89%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(2.28)%	(2.13)%		(1.91)%	(2.18)%	(2.15)%
Portfolio Turnover Rate	52%	55%		73%	20%	18%

	Investment Quality Bond Portfolio - Class C Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$9.58	$9.70		$9.66	$9.83	$9.81
Income (Loss) from Investment Operations:
Net investment income (1)	0.05	0.03		0.03	0.01	0.01
Net realized and unrealized gain (loss)	(0.20)	(0.09)		0.13	(0.10)	0.09
Total from investment operations	(0.15)	(0.06)		0.16	(0.09)	0.10
Dividends and Distributions:
Dividends from net investment income	(0.04)	(0.02)		(0.03)	(0.01)	(0.01)
Distributions from realized gains	(0.07)	(0.04)		(0.09)	(0.07)	(0.07)
Total dividends and distributions	(0.11)	(0.06)		(0.12)	(0.08)	(0.08)
Redemption Fees	—	—		—	—	—
Net Asset Value, End of Year	$9.32	$9.58		$9.70	$9.66	$9.83
Total Return*	(1.56)%	(0.58)%		1.70%	(0.88)%	1.07%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$365	$376		$420	$392	$330
Ratio of gross operating expenses to average net assets (3)	2.54%	2.46%		2.36%	2.31%	2.36%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.54%	0.37%		0.31%	0.12%	0.15%
Portfolio Turnover Rate	112%	15%		37%	68%	42%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.
(2) Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Financial Services Portfolio:
	4.00%	4.00%		4.00%	4.00%	4.00%
(3) Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Investment Quality Bond Portfolio:
	1.56%	1.95%		1.86%	2.11%	2.27%
* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.
** Per share amount represents less than $0.01 per share.
+ Includes a reimbursement from the Advisor for a trading error without this transaction the total return would have been 16.06%.

121

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Municipal Bond Portfolio - Class C Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2018		2017		2016		2015		2014
Net Asset Value, Beginning of Year	$9.26		$9.84		$9.69		$9.82		$9.82
Income (Loss) from Investment Operations:
Net investment income (1)	0.00	**	0.01		0.01		0.01		0.01
Net realized and unrealized gain (loss)	(0.29)		(0.20)		0.29		(0.08)		0.23
Total from investment operations	(0.29)		(0.19)		0.30		(0.07)		0.24
Dividends and Distributions:
Dividends from net investment income	(0.02)		(0.01)		(0.01)		(0.01)		(0.01)
Distributions from realized gains	—		(0.38)		(0.14)		(0.05)		(0.23)
Total dividends and distributions	(0.02)		(0.39)		(0.15)		(0.06)		(0.24)
Redemption Fees	—		—		—		—		—	**
Net Asset Value, End of Year	$8.95		$9.26		$9.84		$9.69		$9.82
Total Return*	(3.16	)% #	(1.81)%		3.17%		(0.67)%		2.49%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$206		$229		$241		$298		$183
Ratio of gross operating expenses to average net assets (2)	4.80%		4.59%		3.95%		4.02%		3.66%
Ratio of net investment income after expense reimbursement/recoupment to average net assets	0.02%		0.13%		0.09%		0.11%		0.11%
Portfolio Turnover Rate	104%		48%		142%		0%		21%

	U.S. Government Money Market Portfolio - Class C Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2018		2017		2016		2015		2014
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (1)	0.00	**	0.00	**	0.00	**	0.00	**	0.00	**
Net realized and unrealized gain (loss)	—		—		—		—		—
Total from investment operations	—	**	—	**	0.00	**	0.00	**	0.00	**
Dividends and Distributions:
Dividends from net investment income	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Distributions from realized gains	—		—		—		—		—
Total dividends and distributions	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return*	0.29%		0.01%		0.01%		0.01%		0.01%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$507		$524		$551		$1,604		$241
Ratio of gross operating expenses to average net assets (3)	2.16%		2.00%		1.91%		2.01%		1.93%
Ratio of net investment income after expense reimbursement/recoupment to average net assets	0.28%		0.02%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.
(2) Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Municipal Bond Portfolio:
	1.95%		1.73%		1.85%		2.33%		2.58%
(3) Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the U.S. Government Money Market Portfolio:
	1.16%		0.61%		0.21%		0.06%		0.05%
# Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.
** Per share amount represents less than $0.01 per share.

122

Privacy Policy Notice for The Saratoga Advantage Trust

Rev. July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

  Social Security number and wire transfer instructions
  account transactions and transaction history
  investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons The Saratoga Advantage Trust (“the Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-800-807-FUND

123

Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my	To protect your personal information from unauthorized access
personal information?	and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.
How does The Trust collect my personal information?

We collect your personal information, for example, when you

•         open an account or deposit money

•         direct us to buy securities or direct us to sell your securities

•         seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•         sharing for affiliates’ everyday business purposes—information about your creditworthiness

•         affiliates from using your information to market to you

•         sharing for non-affiliates to market to you

•         State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include financial companies such as Saratoga Capital Management, LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Trust does not jointly market.
124

APPENDIX A

Intermediary-Specific Sales Charge Waivers and Discounts

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Portfolio shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing Portfolio shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Portfolios’ Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same portfolio (but not any other fund within the fund family).
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the same portfolio family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occurs in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in a Portfolio’s Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the Portfolio if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the Prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this Prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

A-1

APPENDIX B

SARATOGA FUNDS

The following is a brief description of the principal investment policies of each of the Saratoga Funds not included in this Prospectus that currently may be utilized in the Asset Allocation Portfolios; however, some of the Saratoga Funds may not be utilized by the Asset Allocation Portfolios.

James Alpha Global Real Estate Investments Portfolio

The James Alpha Global Real Estate Investments Portfolio may invest 100% of its net assets (other than cash and cash equivalents) in REITs, and may also invest in other publicly traded real estate securities that are included in the FTSE EPRA Nareit Developed Real Estate Index (the “Index”). The Index may include securities of any issuer that derived in the previous full fiscal year at least 75% of its total earnings before interest, depreciation and amortization (“EBIDA”) from the ownership, trading and development of income-producing real estate. REITs are typically small or medium capitalization stocks which fall within the range of $500 million to $50 billion in equity market capitalization. Under normal circumstances, the Portfolio invests at least 40% of its net assets in the securities of issuers located in at least three foreign countries. The Portfolio will limit its investments in issuers located in any single foreign country to no more than 25% of its net assets. The Portfolio also seeks to enhance current income by writing (selling) covered call options with a notional value of up to 30% of the Portfolio’s net assets. “Notional value” is the value of an option contract’s underlying shares at the current market price. The Sub-Adviser uses both a quantitative screening process and a qualitative stock selection process when selecting securities for investment by the Portfolio in connection with its strategy.

James Alpha Multi-Strategy Alternative Income Portfolio

The James Alpha Multi-Strategy Alternative Income Portfolio seeks to achieve its investment objective by investing its assets in a combination of distinct investment strategies managed by different sub-advisers and, in some cases, by the Manager. The Manager is responsible for selecting and allocating assets among the Portfolio’s investment strategies. The Manager is also responsible for selecting and overseeing one or more sub-advisers to manage each investment strategy. The Manager also has discretion to manage directly all or a portion of such investment strategies. By combining multiple, distinct investment strategies, the Portfolio seeks to provide capital appreciation over the long-term with lower volatility than the individual markets in which the Portfolio invests and with limited correlation to individual markets. The principal investment strategies that will be employed by the Portfolio include the following: Equity Strategies. The Portfolio will seek equity exposure using a combination of investment strategies that may include long-only strategies and long/short equity strategies. Long/short equity strategies consist of equity strategies that combine core long holdings of equities with short sales of equities. A long position is established when the portfolio managers anticipate a price increase in the asset and a short position is established when the portfolio managers anticipate a price decrease in the asset. The long/short equity strategies may be used to seek to outperform the broader equity market by increasing net long exposure in rising markets and decreasing net long exposure, or even obtaining net short exposure, in declining markets. The Portfolio’s long/short equity strategies also seek to provide equity-like returns while protecting capital during market declines through the Portfolio’s short positions. The equity exposures in the equity strategies may be to individual stocks or to equity indexes that track U.S. or non-U.S. equity markets, including markets in emerging market countries (i.e., those that are in their initial stages of their industrial cycles). Both long and short exposure to equities may be achieved through investments in derivative instruments, such as options, futures or swaps that provide equity exposure. Such derivative usage can be for the purposes of hedging, speculation or to allow the portfolio managers to implement the Portfolio’s investment strategies more efficiently than investing directly in stocks. Merger Arbitrage Strategies. The Portfolio’s merger arbitrage strategy is to invest in equity securities of U.S. and foreign companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations (collectively, “Merger Transactions”). The Portfolio may invest in common stocks and preferred stocks of any size market capitalization, and without limitation in securities of foreign companies. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of Merger Transactions. In pursuing its strategy, the Portfolio may employ investment techniques that involve leverage, such as short selling, borrowing for investment purposes and purchasing and selling options. The merger arbitrage strategy most frequently used by the Portfolio involves purchasing the shares of an announced acquisition target company at a discount to its expected value upon completion of the acquisition. The Portfolio may engage in selling securities short under certain circumstances, such as when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. The Portfolio may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Portfolio than if the Portfolio had invested directly in such securities. Real Estate-Related Strategies.

B-1

The Portfolio’s real-estate related strategy is to invest, either directly or through other investment companies, in publicly traded real estate investment trusts (“REITs”), including REIT preferred stock, and securities of other publicly traded real estate and real estate-related companies. REITs are typically small, medium or large capitalization stocks which fall within the range of $500 million to $50 billion in equity market capitalization. The Portfolio may invest in REITs that invest primarily in real property (equity REITs), REITs that invest primarily in mortgages (mortgage REITs) and REITs that invest in both real property and mortgages (hybrid REITs). The REITs and other real estate and real estate-related companies in which the Portfolio may invest may include both U.S. and non-U.S. issuers that invest across a variety of sectors within the real estate industry, including, among others, the retail, office, industrial, hotel, healthcare multi-family and self-storage sectors. The Portfolio may seek to enhance current income in this strategy by writing (selling) covered call options on real estate and real estate-related companies. The Portfolio may also take short positions in REITs and real estate and real estate-related companies either to hedge long positions or to express the portfolio manager’s view on the direction of the real estate market. Master Limited Partnership (“MLP”) Strategies. The Portfolio will invest up to 25% of its assets in publicly traded MLP investments and exchange-traded notes (“ETNs”) that track MLPs.

MLPs are generally organized as limited partnerships or limited liability companies and are treated as partnerships for U.S. federal income tax purposes. Interests in MLPs trade on a public stock exchange, similar to stock of corporations. ETNs are unsecured debt obligations issued by a bank or other financial institution that seek to track the performance of an index, an MLP index in the case of the Portfolio, over a specified period. Like MLPs, interests in ETNs trade on a public exchange. The Portfolio will primarily invest in MLPs, or MLP-related ETNs, that track U.S. energy infrastructure, including MLPs engaged in transportation, storage and processing of natural resources, although the Portfolio may also invest in other types of MLPs that seek to take advantage of new regulation of investment vehicles. The Portfolio will generally invest in MLPs and ETNs that the portfolio managers believe can generate repeatable cash flows that will grow over time, that have a conservative capital structure and that are trading at attractive valuations. Risk-Adjusted Long/Short Debt Strategy. The risk-adjusted long/short debt strategy invests primarily in U.S. and European fixed income and fixed income-related securities, and may establish long and short positions in a variety of derivative and other instruments for risk management and investment purposes. Fixed income securities in which the Portfolio will invest are anticipated to generally consist of U.S. and European fixed income and fixed income-related securities of varying maturities and credit quality, including those that are rated below investment grade at the time of purchase (commonly referred to as “high-yield” or “junk” securities). These include, among others, corporate bonds, U.S. government securities, non U.S. sovereign debt securities, and preferred securities. Fixed income-related securities include, but are not limited to, exchange-traded products and derivative instruments, including options; financial futures; swaps, including credit default swaps; and forward foreign currency contracts, that seek to provide the same or similar economic exposure as a physical investment in the above securities. The below-investment grade fixed income securities in which the Portfolio may invest are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Hedging strategies may be used by the Portfolio in an attempt to preserve capital and mitigate risk, by hedging against changes in the price of other securities held by the Portfolio, and may involve purchasing put options, selling debt or equity securities short or writing covered call options. Derivative instruments may also be used for investment purposes, and for currency and interest rate hedging purposes. The risk-adjusted long/short debt strategy seeks to take advantage of credit rating upgrades and downgrades offering attractive returns while seeking to minimize interest rate and currency risks. During stressed market environments, the strategy actively manages its long core positions with corresponding hedges to preserve capital, while seeking to profit from individual credit deteriorations on the short side. Under normal market conditions, the strategy may establish short interest rate positions to manage interest rate risk. The strategy will employ leverage through investments in derivative instruments and through establishing short hedging positions in Treasury bills and other fixed income or equity securities. The strategy seeks to invest in securities with ratings from B to BBB by Standard and Poor’s Financial Services LLC, but may invest in securities of any credit rating, including below-investment grade fixed income securities. The strategy uses proprietary models for security selection in combination with fundamental analysis. Structured Credit Value Strategy. The Portfolio’s structured credit value strategy is to invest in structured credit securities, and in other investments that have characteristics similar to such securities. Initially, the Portfolio will achieve this exposure by investing a portion of its assets in the James Alpha Structured Credit Value Portfolio, an affiliated Portfolio (the “Underlying Portfolio”). In the future, the Portfolio may invest directly in these underlying assets. Structured credit securities include, but are not limited to, mortgage backed-securities (“MBS”), including residential mortgage backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”); asset-backed securities (“ABS”); collateralized mortgage obligations (“CMOs”); collateralized loan obligations (“CLOs”); collateralized bond obligations (“CBOs”); collateralized debt obligations (“CDOs”); mortgage derivatives such as stripped RMBS and inverse floaters; and other securitized assets. The Portfolio’s investments in RMBS may include agency and nonagency RMBS, including to-be-announced MBS (“TBA”), and non-U.S. dollar denominated RMBS. The Portfolio’s investments in CMOs may include whole loan CMOs backed by prime, Alt-A, and subprime collateral.

B-2

The Portfolio may invest without limit in securitizations backed by loans, and expects that most Alt-A and subprime securitizations in which the Portfolio intends to invest will be composed entirely of such loans. The Portfolio’s investments in ABS include ABS backed by student loans, auto loans, or nontraditional collateral such as single family rentals and aircraft leases. This strategy seeks to outperform the Bloomberg Barclays U.S. Aggregate Bond Index with lower volatility than that index. The value style investing approach seeks to invest in securities providing undervalued cash flows within markets the Underlying Portfolio’s sub-adviser deems inefficient. When investing Underlying Portfolio assets in all types of securities, the Underlying Portfolio’s sub-adviser analyzes their expected future cash flows based on collateral composition and expected performance, deal structure including credit enhancement, state variables such as interest shortfalls and servicer advances and other factors in order to project expected return parameters such as yield and average life. The Underlying Portfolio’s sub-adviser employs a comprehensive risk management process tailored to the securities held in the Underlying Portfolio that considers systematic risk, cash flow risk and liquidity risk of the securities. The Underlying Portfolio’s sub-adviser, using a proprietary quantitative analysis model, projects security cash flows and values such cash flows at what it deems to be the appropriate discount rate based on price discovery resulting from relatively active trading and publicly available pricing information.

The proprietary quantitative analysis model to evaluate RMBS securities considers borrower and servicer behavior in projecting, at the loan-level, prepayment and default probability, default severity, and other factors affecting the cash flows of the security, which are then analyzed not only to identify undervalued securities, but also to stress test the credit risk of those securities. The Underlying Portfolio’s sub-adviser considers selling securities when such securities have reached their price/valuation targets. The Underlying Portfolio may also consider selling securities when the Underlying Portfolio’s sub-adviser believes securities have become overvalued and replacing them with securities the Underlying Portfolio’s sub-adviser believes to be undervalued to seek to offer the Underlying Portfolio better relative value and performance expectations. The Underling Portfolio’s sub-adviser may also sell and replace securities as necessary to rebalance and align the Underlying Portfolio with its overall risk parameter targets.

The Portfolio may invest in companies of any size (from micro-cap to large-cap) in each of its investment strategies. While the Portfolio may generally invest in foreign securities without limitation, the Portfolio will limit its investments in emerging markets securities to 25% of the Portfolio’s assets. Certain of the Portfolio’s investment strategies may utilize derivatives and other instruments, such as leveraged exchange-traded funds (“ETFs”) that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Portfolio’s exposure to an asset class and may cause the Portfolio’s net asset value to be more volatile than a fund that does not use leverage. To the extent that the Portfolio uses derivative instruments, the Portfolio will have the potential for greater gains, as well as the potential for greater losses, than if the Portfolio did not use derivatives or other instruments that have an economic leveraging effect.

James Alpha Macro Portfolio

The Portfolio seeks to achieve its investment objective by attempting to outperform the returns of a variety of macro investment strategies. Macro based strategies aim to exploit macro-economic imbalances across the globe. Macro based strategies may be implemented through a broad range of asset classes including, but not limited to, equities, fixed income, currency and commodities. The Portfolio will seek to outperform the returns of various macro based investment strategies, such as, among others, systematic diversified, discretionary thematic, active trading, commodity, currency and multi-strategy.

Systematic diversified strategies seek to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes. Systematic diversified strategies typically employ a quantitative process using mathematical, algorithmic or technical models with little or no influence of individuals responsible for decisions the portfolio positions that track this strategy. Discretionary thematic strategies employ a top down analysis of macroeconomic variables. This strategy relies on individuals to evaluate market data, relationships and influences. Discretionary thematic strategies seek exposure to developed and emerging markets and include equity, fixed income and currency investments. Discretionary thematic strategies typically contain contrarian or volatility focused components. Active trading strategies use active trading methods, typically with high frequency position turnover or leverage. Active trading strategies emphasize rapid market response to new information and high volume turnover in liquid, but volatile, positions. Commodity strategies seek to identify opportunities in markets exhibiting trending or momentum characteristics across commodity asset classes, and frequently may also include exposure to commodity sensitive equities. Commodity strategies seek exposure to developed and emerging markets and include equity, fixed income and currency investments. Commodity strategies are often implemented using derivatives. Currency strategies seek to identify opportunities in markets exhibiting trending or momentum characteristics across various currencies, and frequently include exposure to sovereign bonds.

B-3

Currency strategies seek exposure to currencies in developed and emerging markets and may include equity, fixed income and currency investments. Multi-strategy strategies focus on the fundamental relationship across geographic areas within and among various asset classes. Multi-strategy strategies employ systematic, quantitative evaluation of macroeconomic variables and employ some combination of systematic diversified, discretionary thematic, active trading, commodity and currency strategies.

The Portfolio expects to gain exposure to these investment strategies and asset classes primarily through exchange-traded products, such as exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and mutual funds. The Portfolio will also make significant use of swaps and other derivative instruments to gain exposure to one or more asset classes, individual investments or investment strategies, as well as to generate leverage or hedge the Portfolio’s exposure to an asset class, individual investment or group of investments. Other derivative instruments that may be utilized by the Portfolio include options, futures, options on futures and forward contracts. The Portfolio may also invest directly in equities, fixed income securities and currencies.

The Portfolio’s equity exposure may include exposure to both U.S. and non-U.S. common stocks and preferred stocks of any size market capitalization. The Portfolio’s fixed income exposure may include exposure to securities issued by governments, government-related entities or public and private companies. The Portfolio may seek exposure to fixed income instruments that are rated either investment grade or below investment grade (i.e., junk bonds). The Portfolio may establish both long and short positions in equity, fixed income and derivative instruments. The types of swaps in which the Portfolio may invest include, among others, total return, index, interest rate, credit default and volatility swaps. The Portfolio may also invest in swaps having payments linked to the returns of indices, individual securities or pooled investment vehicles, including limited partnerships, limited liability companies, offshore corporations and commodity pools (collectively, “Underlying Pools”). There is no limit on the Portfolio’s exposure to foreign companies, foreign governments or foreign currencies, which may include exposure to emerging markets. The term “emerging markets” as used herein refers to those countries which the Manager considers to be emerging market or frontier emerging market countries. Such countries may change over time.

In constructing the Portfolio’s investments, the Manager employs proprietary techniques and models to evaluate the drivers of performance of private funds that utilize systematic diversified, discretionary thematic, active trading, commodity, currency and multi-strategy strategies. The Manager then identifies investments that it believes have similar drivers of performance to attempt to produce returns that correlate with, but are not identical to, the returns of the private funds tracked by the Manager. The Manager then determines the appropriate percentage that each particular investment strategy should represent of the entire Portfolio and weights the exposure to that investment strategy accordingly. The private fund returns on which the Manager’s models are based are pulled from various sources and do not represent the returns of the entire universe of private funds that utilize macro strategies. The private funds returns tracked by the Manager, the factors driving those returns and the percentage weightings assigned by the Manager to each investment strategy are all expected to change over time.

The Portfolio may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to certain commodity-linked investments such as commodity futures, options and swap contracts. The Portfolio may hold investments with commodity exposure outside of the Subsidiary and, therefore it is possible the Portfolio’s exposure to commodities could exceed 25%. The Subsidiary may also hold cash, money market instruments, including affiliated and unaffiliated money market funds and other fixed income instruments to serve as margin or collateral for the Subsidiary’s derivative positions. Investments in the Subsidiary are intended to provide the Portfolio with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Portfolio. The investment policies of the Subsidiary are the same as the investment policies of the commodity strategies sleeve of the Portfolio. The Subsidiary is subject to substantially the same investment restrictions and limitations, including asset coverage requirements, as are applicable to the commodity strategies sleeve of the Portfolio and will follow substantially the same compliance policies and procedures as the Portfolio, to the extent they are applicable. The Portfolio will always own 100% of the Subsidiary’s interests.

The derivatives held by the Portfolio will fluctuate from time to time but collectively could represent economic exposure as high as or higher than 50% of the total assets of the Portfolio. Accordingly, the Portfolio and the Subsidiary may maintain a substantial amount of their assets in cash and cash equivalents as required margin for futures contracts, as required segregation under Securities and Exchange Commission (“SEC”) rules and to collateralize swap exposure. The Portfolio may also invest in ETFs, ETNs or mutual funds that invest in swaps and other derivatives to a significant degree but will not be required to segregate Portfolio assets in connection with these investments.

B-4

CLASS C SHARES

PROSPECTUS

Additional information about each Portfolio’s investments is available in the Trust’s Annual and Semi-Annual Reports to Shareholders. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Trust’s Statement of Additional Information also provides additional information about each Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the Statement of Additional Information, to request other information about the Trust, or to make shareholder inquiries, please call: 1-(800) 807- FUND.

You also may obtain information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, by calling your financial advisor or by visiting our Internet site at: www.saratogacap.com.

Information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Section. Reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Trust’s Investment Company Act file number is 811-08542.

CLASS I SHARES PROSPECTUS DATED DECEMBER 31, 2018

THE SARATOGA ADVANTAGE TRUST

The SARATOGA ADVANTAGE TRUST (the “Trust”) is a mutual fund company comprised of mutual fund portfolios each with its own distinctive investment objectives and policies, 17 of which are described herein.

The Portfolios are managed by Saratoga Capital Management, LLC (the “Manager”). Each Portfolio, except for the Investment Quality Bond Portfolio, Municipal Bond Portfolio, Conservative Balanced Allocation Portfolio, Moderately Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio and Aggressive Balanced Allocation Portfolio is advised by an Investment Adviser selected and supervised by the Manager.

Shares of the Portfolios are offered to participants in investment advisory programs that provide asset allocation recommendations to investors based on an evaluation of each investor's objectives and risk tolerance. An asset allocation methodology developed by the Manager, the Saratoga Strategic Horizon Asset Reallocation Program®(the “SaratogaSHARP® Program”), may be utilized in this regard by investment advisers that have entered into agreements with the Manager. The Manager receives a fee from the investment advisers that have entered into such agreements with the Manager. Shares of the Portfolios are also available to other investors and advisory services.

The Securities And Exchange Commission Has Not Approved Or Disapproved These Securities Or Passed Upon The Adequacy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Portfolio’s website www.saratogacap.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Portfolio documents that have been mailed to you. You may also elect to receive all future reports in paper free of charge.

PORTFOLIO	TICKER	PORTFOLIO	TICKER
Conservative Balanced Allocation	LUNAX	Large Capitalization Growth	SLCGX
Moderately Conservative Balanced Allocation	SMICX	Mid Capitalization	SMIPX
Moderate Balanced Allocation	SBMIX	Small Capitalization	SSCPX
Moderately Aggressive Balanced Allocation	SAMIX	International Equity	SIEPX
Aggressive Balanced Allocation	SABIX	Health & Biotechnology	SBHIX
U.S. Government Money Market	SGMXX	Technology & Communications	STPIX
Investment Quality Bond	SIBPX	Financial Services	SFPIX
Municipal Bond	SMBPX	Energy & Basic Materials	SEPIX
Large Capitalization Value	SLCVX

PORTFOLIO SUMMARY: CONSERVATIVE BALANCED ALLOCATION PORTFOLIO

Investment Objective: The Conservative Balanced Allocation Portfolio seeks total return consisting of capital appreciation and income.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Class I shares may also be available on brokerage platforms of firms that have agreements with the Portfolio’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Portfolio are available in other share classes that have different fees and expenses.

CONSERVATIVE BALANCED ALLOCATION PORTFOLIO
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service Rule 12b-1 Fees	NONE
Other Expenses	1.69%
Acquired Fund Fees and Expenses (1)	0.50%
Total Annual Portfolio Operating Expenses (before Expense Waiver/Reimbursement)	3.09%
Expense Waiver/Reimbursement	(1.80)%
Total Annual Portfolio Operating Expenses (after Expense Waiver/Reimbursement) (2)	1.29%

(1)      Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the expense cap (defined below). The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

(2)	Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to waive its fees and/or absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Portfolio do not exceed 0.79% of the Portfolio’s average net assets for Class I shares, through December 31, 2019 (the “Expense Cap”). This operating expense limitation agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

One Year	Three Years	Five Years	Ten Years
$131	$785	$1,463	$3,276

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

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Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance. During the period December 29, 2017 (inception of the Portfolio) through the fiscal year ended August 31, 2018, the Portfolio’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”).

The Portfolio’s manager, Saratoga Capital Management, LLC (the “Manager”) allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, fixed income, money market and alternative investments. The target allocations are: approximately 5%-65% of the Portfolio’s assets to core equity investments; 8%-75% to fixed income investments; 10%-75% to money market investments; and 2%-30% to alternative investments. The Manager does not currently intend to allocate any of the Portfolio’s assets to sector equity investments; however, it may do so in the future. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Investments in Mutual Funds Risk. The Portfolio invests in Underlying Funds as a primary strategy, so the Portfolio’s investment performance and risks are directly related to the performance and risks of the Underlying Funds. Shareholders will indirectly bear the expenses charged by the Underlying Funds. Because the Manager or its affiliates provide services to and receive fees, including supervision fees, from some of the Saratoga Funds, the Portfolio’s investments in some of the Underlying Funds benefit the Manager and/or its affiliates. In addition, the Portfolio may hold a significant percentage of the shares of an Underlying Fund. As a result, the Portfolio’s investments in an Underlying Fund may create a conflict of interest.

Exchange-Traded Funds Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares, especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio, and the listing exchange may halt trading of the ETF's shares.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Underlying Funds, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Fixed-Income Securities Risk. Certain Underlying Funds invest in fixed-income securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down.

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When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed-income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities. Given that the Federal Reserve has been raising interest rates, the Portfolio may face a heightened level of interest rate risk.

Some of the Underlying Funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Alternative Investment Risk. Alternative investment strategies, which may include, but are not limited to, investing in or having exposure to real estate, commodities, foreign currency, natural resources, MLP and other non-traditional investments, or following event-driven, macro, long-short, market neutral, merger arbitrage, or other tactical investment strategies, may involve complex security types or transactions and/or focus on narrow segments of the market, which may increase and/or magnify the overall risks and volatility associated with these strategies.

Mortgage-Backed Securities and Prepayment Risk. Certain Underlying Funds invest in mortgage-backed securities. Mortgage-backed securities, such as mortgage pass-through securities, have different risk characteristics than traditional debt securities. For example, principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose an Underlying Fund, and thus the Portfolio, to a lower rate of return upon reinvestment of principal.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Manager could reduce an Underlying Fund's yield, increase the volatility of the Underlying Fund and/or cause a decline in net asset value. Mortgage-backed securities are also subject to extension risk, which is the risk that the issuer of such a security pays back the principal of an obligation later than expected, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. In addition, an Underlying Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to an Underlying Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Common Stock Risk. Certain Underlying Funds invest in equity securities (such as common stock) that are more volatile and carry more risks than other forms of investment. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Foreign Securities Risk. Certain Underlying Funds invest in foreign securities. An Underlying Fund’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Underlying Fund shares is quoted in U.S. dollars, an Underlying Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

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Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Underlying Fund assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which an Underlying Fund invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate an Underlying Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect an Underlying Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of an Underlying Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair an Underlying Fund’s ability to purchase or sell foreign securities or transfer an Underlying Fund’s assets back into the United States, or otherwise adversely affect the Underlying Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by an Underlying Fund, particularly during periods of market turmoil.

Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When an Underlying Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for an Underlying Fund to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of an Underlying Fund’s trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that an Adviser believes is representative of its full value or that it may even go down in price.

Convertible Securities Risk. Certain Underlying Funds invest in convertible securities. An Underlying Fund’s investments in convertible securities subject the Underlying Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

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Preferred Stock Risk. Certain Underlying Funds invest in preferred stock. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If an Underlying Fund owns a preferred stock on which distributions are deferred, the Underlying Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. Certain Underlying Funds invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, an Underlying Fund will lose its entire investment in such warrant.

Liquidity Risk. The Portfolio and/or an Underlying Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions. The liquidity of the Portfolio’s assets may change over time.

Small and Medium Capitalization Companies Risk. An Underlying Fund may invest in small and medium capitalization companies. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Derivatives Risk. Certain Underlying Funds may invest in derivatives. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives in which the Portfolio or an Underlying Fund may invest include options, futures and swaps. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Underlying Fund’s initial investment. Many derivatives are entered into over-the-counter or OTC (not on an exchange or contract market) and may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. An Underlying Fund may also lose money on a derivative if the counterparty (issuer) fails to pay the amount due. If a counterparty to an OTC derivative were to default on its obligations, the Underlying Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Underlying Fund’s rights as a creditor (e.g., the Underlying Fund may not receive the amount of payments that it is contractually entitled to receive).

An Underlying Fund may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as an Adviser anticipated. The Underlying Fund may incur higher taxes as a result of its investing in derivatives.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Underlying Fund, and thus the Portfolio, to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Underlying Fund’s taxable income or gains, and may limit or prevent the Underlying Fund, and thus the Portfolio, from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. An Underlying Fund’s use of derivatives also may be limited by the requirements for taxation of the Underlying Fund as a regulated investment company.

Manager Risk. The performance of the Portfolio also will depend on whether the Manager is successful in pursuing the Portfolio's investment strategy.

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Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance: Because the Portfolio does not yet have a full calendar year of operations, it does not disclose any performance information in this Prospectus. Once available, you may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

Manager: Saratoga Capital Management, LLC serves as the Portfolio’s Manager.

Portfolio Managers: The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Stephen Ventimiglia	Vice Chairman, Chief Investment Officer and Chief Economist of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.
Bruce E. Ventimiglia	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.
Jonathan W. Ventimiglia	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.

Purchase and Sale of Portfolio Shares: There is generally a $2,500 minimum initial investment for the Portfolio. The minimum subsequent investment in the Trust is $100. There is no minimum subsequent investment for the Portfolio.  There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO

Investment Objective: The Moderately Conservative Balanced Allocation Portfolio seeks total return consisting of capital appreciation and income.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Class I shares may also be available on brokerage platforms of firms that have agreements with the Portfolio’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Portfolio are available in other share classes that have different fees and expenses.

MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service Rule 12b-1 Fees	NONE
Other Expenses	1.47%
Acquired Fund Fees and Expenses (1)	0.58%
Total Annual Portfolio Operating Expenses (before Expense Waiver/Reimbursement)	2.95%
Expense Waiver/Reimbursement	(1.58)%
Total Annual Portfolio Operating Expenses (after Expense Waiver/Reimbursement) (2)	1.37%

(1)      Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the expense cap (defined below). The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

(2)	Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to waive its fees and/or absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Portfolio do not exceed 0.79% of the Portfolio’s average net assets for Class I shares through December 31, 2019 (the “Expense Cap”). This operating expense limitation agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

One Year	Three Years	Five Years	Ten Years
$139	$764	$1,413	$3,158

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

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Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance. During the period December 29, 2017 (inception of the Portfolio) through the fiscal year ended August 31, 2018, the Portfolio had no portfolio turnover.

Principal Investment Strategies: The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”).

The Portfolio’s manager, Saratoga Capital Management, LLC (the “Manager”) allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, fixed income, money market and alternative investments. The target allocations are: approximately 10%-75% of the Portfolio’s assets to core equity investments; 7%-70% to fixed income investments; 8.5%-70% to money market investments; and 2.5%-32.5% to alternative investments. The Manager does not currently intend to allocate any of the Portfolio’s assets to sector equity investments; however, it may do so in the future. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Investments in Mutual Funds Risk. The Portfolio invests in Underlying Funds as a primary strategy, so the Portfolio’s investment performance and risks are directly related to the performance and risks of the Underlying Funds. Shareholders will indirectly bear the expenses charged by the Underlying Funds. Because the Manager or its affiliates provide services to and receive fees, including supervision fees, from some of the Saratoga Funds, the Portfolio’s investments in some of the Underlying Funds benefit the Manager and/or its affiliates. In addition, the Portfolio may hold a significant percentage of the shares of an Underlying Fund. As a result, the Portfolio’s investments in an Underlying Fund may create a conflict of interest.

Exchange-Traded Funds Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares, especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio, and the listing exchange may halt trading of the ETF's shares.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Underlying Funds, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Fixed-Income Securities Risk. Certain Underlying Funds invest in fixed-income securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down.

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When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed-income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities. Given that the Federal Reserve has been raising interest rates, the Portfolio may face a heightened level of interest rate risk.

Some of the Underlying Funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Alternative Investment Risk. Alternative investment strategies, which may include, but are not limited to, investing in or having exposure to real estate, commodities, foreign currency, natural resources, MLP and other non-traditional investments, or following event-driven, macro, long-short, market neutral, merger arbitrage, or other tactical investment strategies, may involve complex security types or transactions and/or focus on narrow segments of the market, which may increase and/or magnify the overall risks and volatility associated with these strategies.

Mortgage-Backed Securities and Prepayment Risk. Certain Underlying Funds invest in mortgage-backed securities. Mortgage-backed securities, such as mortgage pass-through securities, have different risk characteristics than traditional debt securities. For example, principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose an Underlying Fund, and thus the Portfolio, to a lower rate of return upon reinvestment of principal.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Manager could reduce an Underlying Fund's yield, increase the volatility of the Underlying Fund and/or cause a decline in net asset value. Mortgage-backed securities are also subject to extension risk, which is the risk that the issuer of such a security pays back the principal of an obligation later than expected, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. In addition, an Underlying Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to an Underlying Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Common Stock Risk. Certain Underlying Funds invest in equity securities (such as common stock) that are more volatile and carry more risks than other forms of investment. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Foreign Securities Risk. Certain Underlying Funds invest in foreign securities. An Underlying Fund’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Underlying Fund shares is quoted in U.S. dollars, an Underlying Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

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Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Underlying Fund assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which an Underlying Fund invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate an Underlying Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect an Underlying Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of an Underlying Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair an Underlying Fund’s ability to purchase or sell foreign securities or transfer an Underlying Fund’s assets back into the United States, or otherwise adversely affect the Underlying Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by an Underlying Fund, particularly during periods of market turmoil.

Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When an Underlying Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for an Underlying Fund to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of an Underlying Fund’s trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that an Adviser believes is representative of its full value or that it may even go down in price.

Convertible Securities Risk. Certain Underlying Funds invest in convertible securities. An Underlying Fund’s investments in convertible securities subject the Underlying Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

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Preferred Stock Risk. Certain Underlying Funds invest in preferred stock. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If an Underlying Fund owns a preferred stock on which distributions are deferred, the Underlying Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. Certain Underlying Funds invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, an Underlying Fund will lose its entire investment in such warrant.

Liquidity Risk. The Portfolio and/or an Underlying Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions. The liquidity of the Portfolio’s assets may change over time.

Small and Medium Capitalization Companies Risk. An Underlying Fund may invest in small and medium capitalization companies. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Derivatives Risk. Certain Underlying Funds may invest in derivatives. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives in which the Portfolio or an Underlying Fund may invest include options, futures and swaps. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Underlying Fund’s initial investment. Many derivatives are entered into over-the-counter or OTC (not on an exchange or contract market) and may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. An Underlying Fund may also lose money on a derivative if the counterparty (issuer) fails to pay the amount due. If a counterparty to an OTC derivative were to default on its obligations, the Underlying Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Underlying Fund’s rights as a creditor (e.g., the Underlying Fund may not receive the amount of payments that it is contractually entitled to receive).

An Underlying Fund may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as an Adviser anticipated. The Underlying Fund may incur higher taxes as a result of its investing in derivatives.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Underlying Fund, and thus the Portfolio, to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Underlying Fund’s taxable income or gains, and may limit or prevent the Underlying Fund, and thus the Portfolio, from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. An Underlying Fund’s use of derivatives also may be limited by the requirements for taxation of the Underlying Fund as a regulated investment company.

Manager Risk. The performance of the Portfolio also will depend on whether the Manager is successful in pursuing the Portfolio's investment strategy.

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Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance: Because the Portfolio does not yet have a full calendar year of operations, it does not disclose any performance information in this Prospectus. Once available, you may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

Manager: Saratoga Capital Management, LLC serves as the Portfolio’s Manager.

Portfolio Managers: The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Stephen Ventimiglia	Vice Chairman, Chief Investment Officer and Chief Economist of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.
Bruce E. Ventimiglia	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.
Jonathan W. Ventimiglia	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.

Purchase and Sale of Portfolio Shares: There is generally a $2,500 minimum initial investment for the Portfolio. The minimum subsequent investment in the Trust is $100. There is no minimum subsequent investment for the Portfolio.  There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: MODERATE BALANCED ALLOCATION PORTFOLIO

Investment Objective: The Moderate Balanced Allocation Portfolio seeks total return consisting of capital appreciation and income.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Class I shares may also be available on brokerage platforms of firms that have agreements with the Portfolio’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Portfolio are available in other share classes that have different fees and expenses.

MODERATE BALANCED ALLOCATION PORTFOLIO
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service Rule 12b-1 Fees	NONE
Other Expenses	1.97%
Acquired Fund Fees and Expenses (1)	0.63%
Total Annual Portfolio Operating Expenses (before Expense Waiver/Reimbursement)	3.50%
Expense Waiver/Reimbursement	(2.08)%
Total Annual Portfolio Operating Expenses (after Expense Waiver/Reimbursement) (2)	1.42%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the expense cap (defined below). The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).
(2)	Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to waive its fees and/or absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Portfolio do not exceed 0.79% of the Portfolio’s average net assets for Class I shares through December 31, 2019 (the “Expense Cap”). This operating expense limitation agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

One Year	Three Years	Five Years	Ten Years
$145	$881	$1,639	$3,636

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

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Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance. During the period December 29, 2017 (inception of the Portfolio) through the fiscal year ended August 31, 2018, the Portfolio’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”).

The Portfolio’s manager, Saratoga Capital Management, LLC (the “Manager”) allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. The target allocations are: approximately 20%-82.5% of the Portfolio’s assets to core equity investments; 2.5%-25% to sector equity investments; 6%-65% to fixed income investments; 7%-65% to money market investments; and 3%-35% to alternative investments. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions.

The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Investments in Mutual Funds Risk. The Portfolio invests in Underlying Funds as a primary strategy, so the Portfolio’s investment performance and risks are directly related to the performance and risks of the Underlying Funds. Shareholders will indirectly bear the expenses charged by the Underlying Funds. Because the Manager or its affiliates provide services to and receive fees, including supervision fees, from some of the Saratoga Funds, the Portfolio’s investments in some of the Underlying Funds benefit the Manager and/or its affiliates. In addition, the Portfolio may hold a significant percentage of the shares of an Underlying Fund. As a result, the Portfolio’s investments in an Underlying Fund may create a conflict of interest.

Exchange-Traded Funds Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares, especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio, and the listing exchange may halt trading of the ETF's shares.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Underlying Funds, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Fixed-Income Securities Risk. Certain Underlying Funds invest in fixed-income securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

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When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed-income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities. Given that the Federal Reserve has been raising interest rates, the Portfolio may face a heightened level of interest rate risk.

Some of the Underlying Funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Alternative Investment Risk. Alternative investment strategies, which may include, but are not limited to, investing in or having exposure to real estate, commodities, foreign currency, natural resources, MLP and other non-traditional investments, or following event-driven, macro, long-short, market neutral, merger arbitrage, or other tactical investment strategies, may involve complex security types or transactions and/or focus on narrow segments of the market, which may increase and/or magnify the overall risks and volatility associated with these strategies.

Mortgage-Backed Securities and Prepayment Risk. Certain Underlying Funds invest in mortgage-backed securities. Mortgage-backed securities, such as mortgage pass-through securities, have different risk characteristics than traditional debt securities. For example, principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose an Underlying Fund, and thus the Portfolio, to a lower rate of return upon reinvestment of principal.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Manager could reduce an Underlying Fund's yield, increase the volatility of the Underlying Fund and/or cause a decline in net asset value. Mortgage-backed securities are also subject to extension risk, which is the risk that the issuer of such a security pays back the principal of an obligation later than expected, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. In addition, an Underlying Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to an Underlying Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Common Stock Risk. Certain Underlying Funds invest in equity securities (such as common stock) that are more volatile and carry more risks than other forms of investment. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Foreign Securities Risk. Certain Underlying Funds invest in foreign securities. An Underlying Fund’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Underlying Fund shares is quoted in U.S. dollars, an Underlying Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease.

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This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Underlying Fund assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which an Underlying Fund invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate an Underlying Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect an Underlying Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of an Underlying Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair an Underlying Fund’s ability to purchase or sell foreign securities or transfer an Underlying Fund’s assets back into the United States, or otherwise adversely affect the Underlying Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by an Underlying Fund, particularly during periods of market turmoil.

Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When an Underlying Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for an Underlying Fund to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of an Underlying Fund’s trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that an Adviser believes is representative of its full value or that it may even go down in price.

Convertible Securities Risk. Certain Underlying Funds invest in convertible securities. An Underlying Fund’s investments in convertible securities subject the Underlying Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

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Preferred Stock Risk. Certain Underlying Funds invest in preferred stock. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If an Underlying Fund owns a preferred stock on which distributions are deferred, the Underlying Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. Certain Underlying Funds invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, an Underlying Fund will lose its entire investment in such warrant.

Liquidity Risk. The Portfolio and/or an Underlying Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions. The liquidity of the Portfolio’s assets may change over time.

Small and Medium Capitalization Companies Risk. An Underlying Fund may invest in small and medium capitalization companies. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Sector Concentration Risk. Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. To the extent the Portfolio invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. Additionally, some sectors (for example, the financial services and energy sectors, among others) could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Derivatives Risk. Certain Underlying Funds may invest in derivatives. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives in which the Portfolio or an Underlying Fund may invest include options, futures and swaps. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Underlying Fund’s initial investment. Many derivatives are entered into over-the-counter or OTC (not on an exchange or contract market) and may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. An Underlying Fund may also lose money on a derivative if the counterparty (issuer) fails to pay the amount due. If a counterparty to an OTC derivative were to default on its obligations, the Underlying Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Underlying Fund’s rights as a creditor (e.g., the Underlying Fund may not receive the amount of payments that it is contractually entitled to receive).

An Underlying Fund may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as an Adviser anticipated. The Underlying Fund may incur higher taxes as a result of its investing in derivatives.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Underlying Fund, and thus the Portfolio, to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

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In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Underlying Fund’s taxable income or gains, and may limit or prevent the Underlying Fund, and thus the Portfolio, from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. An Underlying Fund’s use of derivatives also may be limited by the requirements for taxation of the Underlying Fund as a regulated investment company.

Manager Risk. The performance of the Portfolio also will depend on whether the Manager is successful in pursuing the Portfolio's investment strategy.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance: Because the Portfolio does not yet have a full calendar year of operations, it does not disclose any performance information in this Prospectus. Once available, you may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

Manager: Saratoga Capital Management, LLC serves as the Portfolio’s Manager.

Portfolio Managers: The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Stephen Ventimiglia	Vice Chairman, Chief Investment Officer and Chief Economist of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.
Bruce E. Ventimiglia	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.
Jonathan W. Ventimiglia	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.

Purchase and Sale of Portfolio Shares: There is generally a $2,500 minimum initial investment for the Portfolio. The minimum subsequent investment in the Trust is $100. There is no minimum subsequent investment for the Portfolio.  There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: MODERATELY AGGRESSIVE BALANCED ALLOCATION PORTFOLIO

Investment Objective: The Moderately Aggressive Balanced Allocation Portfolio seeks total return consisting of capital appreciation and income.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Class I shares may also be available on brokerage platforms of firms that have agreements with the Portfolio’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Portfolio are available in other share classes that have different fees and expenses.

MODERATELY AGGRESSIVE BALANCED ALLOCATION PORTFOLIO
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service Rule 12b-1 Fees	NONE
Other Expenses	2.22%
Acquired Fund Fees and Expenses (1)	0.67%
Total Annual Portfolio Operating Expenses (before Expense Waiver/Reimbursement)	3.79%
Expense Waiver/Reimbursement	(2.33)%
Total Annual Portfolio Operating Expenses (after Expense Waiver/Reimbursement) (2)	1.46%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the expense cap (defined below). The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).
(2)	Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to waive its fees and/or absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Portfolio do not exceed 0.79% of the Portfolio’s average net assets for Class I through December 31, 2019 (the “Expense Cap”). This operating expense limitation agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

One Year	Three Years	Five Years	Ten Years
$149	$943	$1,757	$3,879

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

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Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance. During the period December 29, 2017 (inception of the Portfolio) through the fiscal year ended August 31, 2018, the Portfolio had no portfolio turnover.

Principal Investment Strategies: The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”).

The Portfolio’s manager, Saratoga Capital Management, LLC (the “Manager”) allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. The target allocations are: approximately 30%-90% of the Portfolio’s assets to core equity investments; 5%-27.5% to sector equity investments; 3%-60% to fixed income investments; 5%-60% to money market investments; and 3.5%-37.5% to alternative investments. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions.

The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Investments in Mutual Funds Risk. The Portfolio invests in Underlying Funds as a primary strategy, so the Portfolio’s investment performance and risks are directly related to the performance and risks of the Underlying Funds. Shareholders will indirectly bear the expenses charged by the Underlying Funds. Because the Manager or its affiliates provide services to and receive fees, including supervision fees, from some of the Saratoga Funds, the Portfolio’s investments in some of the Underlying Funds benefit the Manager and/or its affiliates. In addition, the Portfolio may hold a significant percentage of the shares of an Underlying Fund. As a result, the Portfolio’s investments in an Underlying Fund may create a conflict of interest.

Exchange-Traded Funds Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares, especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio, and the listing exchange may halt trading of the ETF's shares.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Underlying Funds, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Fixed-Income Securities Risk. Certain Underlying Funds invest in fixed-income securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

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When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed-income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities. Given that the Federal Reserve has been raising interest rates, the Portfolio may face a heightened level of interest rate risk.

Some of the Underlying Funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Alternative Investment Risk. Alternative investment strategies, which may include, but are not limited to, investing in or having exposure to real estate, commodities, foreign currency, natural resources, MLP and other non-traditional investments, or following event-driven, macro, long-short, market neutral, merger arbitrage, or other tactical investment strategies, may involve complex security types or transactions and/or focus on narrow segments of the market, which may increase and/or magnify the overall risks and volatility associated with these strategies.

Mortgage-Backed Securities and Prepayment Risk. Certain Underlying Funds invest in mortgage-backed securities. Mortgage-backed securities, such as mortgage pass-through securities, have different risk characteristics than traditional debt securities. For example, principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose an Underlying Fund, and thus the Portfolio, to a lower rate of return upon reinvestment of principal.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Manager could reduce an Underlying Fund's yield, increase the volatility of the Underlying Fund and/or cause a decline in net asset value. Mortgage-backed securities are also subject to extension risk, which is the risk that the issuer of such a security pays back the principal of an obligation later than expected, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. In addition, an Underlying Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to an Underlying Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Common Stock Risk. Certain Underlying Funds invest in equity securities (such as common stock) that are more volatile and carry more risks than other forms of investment. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Foreign Securities Risk. Certain Underlying Funds invest in foreign securities. An Underlying Fund’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Underlying Fund shares is quoted in U.S. dollars, an Underlying Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease.

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This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Underlying Fund assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which an Underlying Fund invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate an Underlying Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect an Underlying Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of an Underlying Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair an Underlying Fund’s ability to purchase or sell foreign securities or transfer an Underlying Fund’s assets back into the United States, or otherwise adversely affect the Underlying Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by an Underlying Fund, particularly during periods of market turmoil.

Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When an Underlying Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for an Underlying Fund to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of an Underlying Fund’s trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that an Adviser believes is representative of its full value or that it may even go down in price.

Convertible Securities Risk. Certain Underlying Funds invest in convertible securities. An Underlying Fund’s investments in convertible securities subject the Underlying Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

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Preferred Stock Risk. Certain Underlying Funds invest in preferred stock. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If an Underlying Fund owns a preferred stock on which distributions are deferred, the Underlying Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. Certain Underlying Funds invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, an Underlying Fund will lose its entire investment in such warrant.

Liquidity Risk. The Portfolio and/or an Underlying Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions. The liquidity of the Portfolio’s assets may change over time.

Small and Medium Capitalization Companies Risk. An Underlying Fund may invest in small and medium capitalization companies. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Sector Concentration Risk. Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. To the extent the Portfolio invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. Additionally, some sectors (for example, the financial services and energy sectors, among others) could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Derivatives Risk. Certain Underlying Funds may invest in derivatives. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives in which the Portfolio or an Underlying Fund may invest include options, futures and swaps. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Underlying Fund’s initial investment. Many derivatives are entered into over-the-counter or OTC (not on an exchange or contract market) and may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. An Underlying Fund may also lose money on a derivative if the counterparty (issuer) fails to pay the amount due. If a counterparty to an OTC derivative were to default on its obligations, the Underlying Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Underlying Fund’s rights as a creditor (e.g., the Underlying Fund may not receive the amount of payments that it is contractually entitled to receive).

An Underlying Fund may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as an Adviser anticipated. The Underlying Fund may incur higher taxes as a result of its investing in derivatives.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Underlying Fund, and thus the Portfolio, to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

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In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Underlying Fund’s taxable income or gains, and may limit or prevent the Underlying Fund, and thus the Portfolio, from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. An Underlying Fund’s use of derivatives also may be limited by the requirements for taxation of the Underlying Fund as a regulated investment company.

Manager Risk. The performance of the Portfolio also will depend on whether the Manager is successful in pursuing the Portfolio's investment strategy.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance: Because the Portfolio does not yet have a full calendar year of operations, it does not disclose any performance information in this Prospectus. Once available, you may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

Manager: Saratoga Capital Management, LLC serves as the Portfolio’s Manager.

Portfolio Managers: The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Stephen Ventimiglia	Vice Chairman, Chief Investment Officer and Chief Economist of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.
Bruce E. Ventimiglia	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.
Jonathan W. Ventimiglia	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.

Purchase and Sale of Portfolio Shares: There is generally a $2,500 minimum initial investment for the Portfolio. The minimum subsequent investment in the Trust is $100. There is no minimum subsequent investment for the Portfolio.  There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: AGGRESSIVE BALANCED ALLOCATION PORTFOLIO

Investment Objective: The Aggressive Balanced Allocation Portfolio seeks total return consisting of capital appreciation and income.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Class I shares may also be available on brokerage platforms of firms that have agreements with the Portfolio’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Portfolio are available in other share classes that have different fees and expenses.

AGGRESSIVE BALANCED ALLOCATION PORTFOLIO
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service Rule 12b-1 Fees	NONE
Other Expenses	2.17%
Acquired Fund Fees and Expenses (1)	0.64%
Total Annual Portfolio Operating Expenses (before Expense Waiver/Reimbursement)	3.71%
Expense Waiver/Reimbursement	(2.28)%
Total Annual Portfolio Operating Expenses (after Expense Waiver/Reimbursement) (2)	1.43%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the expense cap (defined below). The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).
(2)	Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to waive its fees and/or absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Portfolio do not exceed 0.79% of the Portfolio’s average net assets for Class I shares through December 31, 2019 (the “Expense Cap”). This operating expense limitation agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the Expense Cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

One Year	Three Years	Five Years	Ten Years
$146	$924	$1,723	$3,811

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

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Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance. During the period December 29, 2017 (inception of the Portfolio) through the fiscal year ended August 31, 2018, the Portfolio’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”).

The Portfolio’s manager, Saratoga Capital Management, LLC (the “Manager”) allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. The target allocations are: approximately 35%-95% of the Portfolio’s assets to core equity investments; 7.5%-30% to sector equity investments; 2%-55% to fixed income investments; 2.5%-55% to money market investments; and 4%-40% to alternative investments. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Investments in Mutual Funds Risk. The Portfolio invests in Underlying Funds as a primary strategy, so the Portfolio’s investment performance and risks are directly related to the performance and risks of the Underlying Funds. Shareholders will indirectly bear the expenses charged by the Underlying Funds. Because the Manager or its affiliates provide services to and receive fees, including supervision fees, from some of the Saratoga Funds, the Portfolio’s investments in some of the Underlying Funds benefit the Manager and/or its affiliates. In addition, the Portfolio may hold a significant percentage of the shares of an Underlying Fund. As a result, the Portfolio’s investments in an Underlying Fund may create a conflict of interest.

Exchange-Traded Funds Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares, especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio, and the listing exchange may halt trading of the ETF's shares.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Underlying Funds, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Fixed-Income Securities Risk. Certain Underlying Funds invest in fixed-income securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

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Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed-income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities. Given that the Federal Reserve has been raising interest rates, the Portfolio may face a heightened level of interest rate risk.

Some of the Underlying Funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Alternative Investment Risk. Alternative investment strategies, which may include, but are not limited to, investing in or having exposure to real estate, commodities, foreign currency, natural resources, MLP and other non-traditional investments, or following event-driven, macro, long-short, market neutral, merger arbitrage, or other tactical investment strategies, may involve complex security types or transactions and/or focus on narrow segments of the market, which may increase and/or magnify the overall risks and volatility associated with these strategies.

Mortgage-Backed Securities and Prepayment Risk. Certain Underlying Funds invest in mortgage-backed securities. Mortgage-backed securities, such as mortgage pass-through securities, have different risk characteristics than traditional debt securities. For example, principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose an Underlying Fund, and thus the Portfolio, to a lower rate of return upon reinvestment of principal.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Manager could reduce an Underlying Fund's yield, increase the volatility of the Underlying Fund and/or cause a decline in net asset value. Mortgage-backed securities are also subject to extension risk, which is the risk that the issuer of such a security pays back the principal of an obligation later than expected, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. In addition, an Underlying Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to an Underlying Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Common Stock Risk. Certain Underlying Funds invest in equity securities (such as common stock) that are more volatile and carry more risks than other forms of investment. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Foreign Securities Risk. Certain Underlying Funds invest in foreign securities. An Underlying Fund’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Underlying Fund shares is quoted in U.S. dollars, an Underlying Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market.

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If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Underlying Fund assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which an Underlying Fund invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate an Underlying Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect an Underlying Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of an Underlying Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair an Underlying Fund’s ability to purchase or sell foreign securities or transfer an Underlying Fund’s assets back into the United States, or otherwise adversely affect the Underlying Fund’s operations.

Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by an Underlying Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When an Underlying Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for an Underlying Fund to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of an Underlying Fund’s trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that an Adviser believes is representative of its full value or that it may even go down in price.

Convertible Securities Risk. Certain Underlying Funds invest in convertible securities. An Underlying Fund’s investments in convertible securities subject the Underlying Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security.

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If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Certain Underlying Funds invest in preferred stock. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If an Underlying Fund owns a preferred stock on which distributions are deferred, the Underlying Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. Certain Underlying Funds invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option.

If a warrant is not exercised by the date of its expiration, an Underlying Fund will lose its entire investment in such warrant.

Liquidity Risk. The Portfolio and/or an Underlying Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions. The liquidity of the Portfolio’s assets may change over time.

Small and Medium Capitalization Companies Risk. An Underlying Fund may invest in small and medium capitalization companies. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Sector Concentration Risk. Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. To the extent the Portfolio invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. Additionally, some sectors (for example, the financial services and energy sectors, among others) could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Derivatives Risk. Certain Underlying Funds may invest in derivatives. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives in which a Portfolio or an Underlying Fund may invest include options, futures and swaps. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Underlying Fund’s initial investment. Many derivatives are entered into over-the-counter or OTC (not on an exchange or contract market) and may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. An Underlying Fund may also lose money on a derivative if the counterparty (issuer) fails to pay the amount due. If a counterparty to an OTC derivative were to default on its obligations, the Underlying Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Underlying Fund’s rights as a creditor (e.g., the Underlying Fund may not receive the amount of payments that it is contractually entitled to receive).

An Underlying Fund may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as an Adviser anticipated. The Underlying Fund may incur higher taxes as a result of its investing in derivatives.

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Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Underlying Fund, and thus the Portfolio, to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Underlying Fund’s taxable income or gains, and may limit or prevent the Underlying Fund, and thus the Portfolio, from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy.

An Underlying Fund’s use of derivatives also may be limited by the requirements for taxation of the Underlying Fund as a regulated investment company.

Manager Risk. The performance of the Portfolio also will depend on whether the Manager is successful in pursuing the Portfolio's investment strategy.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance: Because the Portfolio does not yet have a full calendar year of operations, it does not disclose any performance information in this Prospectus. Once available, you may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

Manager: Saratoga Capital Management, LLC serves as the Portfolio’s Manager.

Portfolio Managers: The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Stephen Ventimiglia	Vice Chairman, Chief Investment Officer and Chief Economist of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.
Bruce E. Ventimiglia	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.
Jonathan W. Ventimiglia	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since its inception in 2017.

Purchase and Sale of Portfolio Shares: There is generally a $2,500 minimum initial investment for the Portfolio. The minimum subsequent investment in the Trust is $100. There is no minimum subsequent investment for the Portfolio.  There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Investment Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Class I shares may also be available on brokerage platforms of firms that have agreements with the Portfolio’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Portfolio are available in other share classes that have different fees and expenses.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	U.S. Government Money Market Portfolio
Management Fees	0.475%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	0.695%
Total Annual Portfolio Operating Expenses	1.17%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$119	$372	$644	$1,420

Principal Investment Strategies: The Portfolio will invest at least 80% of its assets in high quality, short-term U.S. government securities. In addition, in order to qualify as a “government money market fund” under the rules governing money market funds, the Portfolio has adopted a policy to invest 99.5% or more of its total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized fully by cash and U.S. government securities. The Adviser seeks to maintain the Portfolio's share price at $1.00. The share price remaining stable at $1.00 means that the Portfolio would preserve the principal value of your investment. The U.S. government securities that the Portfolio may purchase include:

•	U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. government.
•	Securities issued by agencies and instrumentalities of the U.S. government, which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration.
•	Securities issued by agencies and instrumentalities, which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Department of the Treasury (the “Treasury”) to meet their obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Bank. Fannie Mae and Freddie Mac each may borrow from the Treasury to meet their obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.
•	Securities issued by agencies and instrumentalities, which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

In addition, the Portfolio may invest in repurchase agreements collateralized by securities issued by the U.S. government, its agencies and instrumentalities.

By operating as a government money market fund, the Portfolio is exempt from requirements relating to the imposition of a liquidity fee and/or temporary redemption gates. While the Portfolio’s Board of Trustees may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. Shares of the Portfolio are not bank deposits and an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

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The Manager has no legal obligation to provide financial support to the Portfolio, and you should not expect that the Manager will provide financial support to the Portfolio at any time.

Credit and Interest Rate Risk. A principal risk of investing in the Portfolio is associated with its U.S. government securities investments which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. Given that the Federal Reserve has been raising interest rates, the Portfolio may face a heightened level of interest rate risk. Repurchase agreements involve a greater degree of credit risk.

Government-Sponsored Enterprises Risk. U.S. government-sponsored enterprises are not backed by the full faith and credit of the U.S. government. There is the risk that the U.S. government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Portfolio, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Money Market Fund Regulation. The Securities and Exchange Commission (“SEC”) recently adopted changes to the rules that govern money market funds. The Portfolio intends to operate as a "government money market fund," which allows the Portfolio to continue to seek a stable net asset value ("NAV"). “Government money market funds,” which are money market funds that invest in cash, U.S. government securities and/or repurchase agreements that are collateralized fully, are exempt from the requirement to consider imposing a redemption fee or suspending redemptions at certain liquidity levels.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s current 7-day yield by calling toll free 1-800-807-FUND.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 0.51% (quarter ended March 31, 2008) and the lowest return for a calendar quarter was 0.00% (quarter ended June 30, 2017). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio's Class I shares was 0.33%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
U.S. Government Money Market Portfolio:	0.03%	0.01%	0.11%
90 Day T-Bills	0.84%	0.24%	0.34%
Index:(Reflects no deduction for fees, expenses or taxes)
Lipper U.S. Treasury Money Market Index	0.44%	0.10%	0.19%
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Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: CLS Investments, LLC (“CLS” or the “Adviser”) has served as Adviser to the Portfolio since August 2011. CLS utilizes a team approach for management of the Portfolio. Marc Pfeffer, Senior Portfolio Manager of CLS, Rusty Vanneman, CFA, Chief Investment Officer of CLS, and Jackson Lee, CFA, Portfolio Manager of CLS, each serve as portfolio managers for the Portfolio. Mr. Pfeffer has been a portfolio manager of the Portfolio since its inception. Messrs. Vanneman and Lee have served as portfolio managers of the Portfolio since September 2018.

Purchase and Sale of Portfolio Shares: There is no minimum initial investment for the Portfolio and generally there is a $10,000 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100. There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: INVESTMENT QUALITY BOND PORTFOLIO

Investment Objective: The Investment Quality Bond Portfolio seeks current income and reasonable stability of principal.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Class I shares may also be available on brokerage platforms of firms that have agreements with the Portfolio’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Portfolio are available in other share classes that have different fees and expenses.

Investment Quality Bond Portfolio
Shareholder Fees (fees paid directly from your investment)
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	0.99%
Acquired Fund Fees and Expenses (1)	0.05%
Total Annual Portfolio Operating Expenses	1.59%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$162	$502	$866	$1,889

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 112% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (the “Underlying Funds”).

The Portfolio will normally invest at least 80% of its total assets in Underlying Funds which invest in investment grade fixed-income securities or mortgage pass-through securities rated within the four highest grades by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch Inc. (“Fitch”) or, if not rated, securities considered by an Underlying Fund’s adviser to be of comparable quality. In deciding which Underlying Funds to buy, hold or sell in pursuing the Portfolio’s investment objective, the Manager considers economic developments, interest rate trends and performance history of an Underlying Fund’s management team, among other factors. The average maturity of the securities held by an Underlying Fund will generally range from three to ten years. Mortgage pass-through securities are mortgage-backed securities that represent a participation interest in a pool of residential mortgage loans originated by the United States government or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

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An Underlying Fund may invest in mortgage pass-through securities that are issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Ginnie Mae securities are backed by the full faith and credit of the United States government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the United States government, but they have the right to borrow from the U.S. Department of the Treasury (the “Treasury”) to meet their obligations, although the Treasury is not legally required to extend credit to the agencies/instrumentalities.

Private mortgage pass-through securities also can be Underlying Fund investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. government agency, the securities generally are structured with one or more type of credit enhancement.

In addition, the Portfolio may invest up to 5% of its net assets in Underlying Funds that invest in fixed-income securities of any grade, including those that are rated lower than investment grade at the time of purchase, commonly known as “junk bonds.”

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio’s share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Investments in Mutual Funds Risk. The Portfolio invests in Underlying Funds as a primary strategy, so the Portfolio’s investment performance and risks are directly related to the performance and risks of the Underlying Funds. Shareholders will indirectly bear the expenses charged by the Underlying Funds. In addition, a Portfolio may hold a significant percentage of the shares of an Underlying Fund. As a result, a Portfolio’s investments in an Underlying Fund may create a conflict of interest because a situation could occur where an action for a Portfolio could be adverse to the interest of an Underlying Fund or vice versa.

Exchange-Traded Funds Risk (ETF). Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value (“NAV”) of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. Further, the Portfolio may invest in leveraged ETFs without limit. The more the Portfolio invests in leveraged ETFs, the more this leverage will magnify any losses on those investments. The Portfolio will not invest in leveraged ETFs as a principal investment strategy. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the NAV of the shares, especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio, and the listing exchange may halt trading of the ETF's shares.

Fixed-Income Securities Risk. Principal risks of investing in the Portfolio are associated with the Underlying Fund’s investments in fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed-income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities. Given that the Federal Reserve has been raising interest rates, the Portfolio may face a heightened level of interest rate risk.

Certain Underlying Funds may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity.

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Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Mortgage-Backed Securities and Prepayment Risk. Certain Underlying Funds invest in mortgage-backed securities. Mortgage-backed securities, such as mortgage pass-through securities, have different risk characteristics than traditional debt securities. For example, principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose an Underlying Fund, and thus the Portfolio, to a lower rate of return upon reinvestment of principal.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Manager could reduce an Underlying Fund’s yield, increase the volatility of the Underlying Fund and/or cause a decline in NAV. Mortgage-backed securities are also subject to extension risk, which is the risk that the issuer of such a security pays back the principal of an obligation later than expected, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. In addition, an Underlying Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to an Underlying Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Manager believes is representative of its full value or that it may even go down in price.

Liquidity Risk. The Portfolio and/or an Underlying Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions. The liquidity of the Portfolio’s assets may change over time.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Management Risk. The performance of the Portfolio also will depend on whether the Manager is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

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ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.48% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -1.53% (quarter ended June 30, 2013). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio's Class I shares was -0.93%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Investment Quality Bond Portfolio:
Return Before Taxes	0.68%	0.43%	2.10%
Return After Taxes on Distributions	0.11%	-0.16%	1.23%
Return After Taxes on Distributions and Sale of Portfolio Shares	0.52%	0.13%	1.37%
Indices: (Reflects no deduction for fees, expenses or taxes)
Barclays Intermediate U.S. Government/Credit Bond Index	1.14%	0.92%	2.70%
Lipper Short-Intermediate Investment Grade Debt Funds Index	2.25%	1.44%	3.06%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Portfolio Managers: The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Stephen Ventimiglia	Vice Chairman, Chief Investment Officer and Chief Economist of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.
Bruce E. Ventimiglia	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.
Jonathan W. Ventimiglia	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.

Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $10,000 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

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Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: MUNICIPAL BOND PORTFOLIO

Investment Objective: The Municipal Bond Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Class I shares may also be available on brokerage platforms of firms that have agreements with the Portfolio’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Portfolio are available in other share classes that have different fees and expenses.

Municipal Bond Portfolio
Shareholder Fees (fees paid directly from your investment)
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	3.24%
Acquired Fund Fees and Expenses (1)	0.07%
Total Annual Portfolio Operating Expenses	3.86%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$388	$1,178	$1,986	$4,087

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 104% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (the “Underlying Funds”).

As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Manager generally invests the Portfolio's assets in Underlying Funds that invest in municipal obligations. There are no maturity limitations on the securities held by the Underlying Funds. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments and their respective agencies. In pursuing the Portfolio's investment objective, the Manager has considerable leeway in deciding which Underlying Funds it buys, holds or sells on a day-to-day basis. The Underlying Fund’s adviser will invest primarily in municipal bonds rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Inc. ("Fitch") or, if not rated, of comparable quality in the opinion of an Underlying Fund’s adviser.

An Underlying Fund may invest without limit in municipal obligations such as private activity bonds that pay interest income subject to the "alternative minimum tax," although the Portfolio does not currently expect to invest more than 20% of its total assets in such instruments. Some shareholders may have to pay tax on distributions of this income from the Portfolio. Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes and commercial paper are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest.

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Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. An Underlying Fund's municipal obligation investments may include zero coupon securities, which are purchased at a discount and make no interest payments until maturity.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Investments in Mutual Funds Risk. The Portfolio invests in Underlying Funds as a primary strategy, so the Portfolio’s investment performance and risks are directly related to the performance and risks of the Underlying Funds. Shareholders will indirectly bear the expenses charged by the Underlying Funds. In addition, a Portfolio may hold a significant percentage of the shares of an Underlying Fund. As a result, a Portfolio’s investments in an Underlying Fund may create a conflict of interest because a situation could occur where an action for a Portfolio could be adverse to the interest of an Underlying Fund or vice versa.

Exchange-Traded Funds Risk (ETF). Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value (“NAV”) of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. Further, the Portfolio may invest in leveraged ETFs without limit. The more the Portfolio invests in leveraged ETFs, the more this leverage will magnify any losses on those investments. The Portfolio will not invest in leveraged ETFs as a principal investment strategy. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the NAV of the shares, especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio, and the listing exchange may halt trading of the ETF's shares.

Municipal Bond Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Portfolio’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.

Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Portfolio could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Portfolio’s investments. In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Portfolio’s investments.

Credit and Interest Rate Risk. An Underlying Fund may be subject to credit and interest rate risks. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance projects in sectors such as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project. Lease obligations may have risks not normally associated with general obligation or other revenue bonds.

Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

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Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Given that the Federal Reserve has been raising interest rates, the Portfolio may face a heightened level of interest rate risk. Longer term bonds and zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest. Generally, the longer the average duration of the bonds in the Portfolio, the more the Portfolio’s share price will fluctuate in response to interest rate changes.

An Underlying Fund is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of its portfolio securities to fall substantially.

Investments in municipal bonds in the fourth highest grade are considered speculative. The ratings of municipal bonds do not ensure the stability or safety of an Underlying Fund’s, and thus the Portfolio’s, investments.

Zero-Coupon Bond Risk. The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically.

Tax Risk. There is no guarantee that the Portfolio's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after an Underlying Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Portfolio to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value. An Underlying Fund may invest without limit in municipal obligations that pay interest income subject to the “alternative minimum tax,” although the Portfolio does not currently expect to invest more than 20% of its total assets in such instruments.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Manager believes is representative of its full value or that it may even go down in price.

Liquidity Risk. The Portfolio and/or an Underlying Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions. The liquidity of the Portfolio’s assets may change over time.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Management Risk. The performance of the Portfolio also will depend on whether the Manager is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class I shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.

The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

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ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.97% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -3.52% (quarter ended December 31, 2016). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio's Class I shares was -2.40%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Municipal Bond Portfolio:
Return Before Taxes	2.45%	0.31%	1.28%
Return After Taxes on Distributions	2.21%	-0.46%	0.56%
Return After Taxes on Distributions and Sale of Portfolio Shares	1.39%	0.01%	0.77%
Indices: (Reflects no deduction for fees, expenses or taxes)
Barclays Municipal Bond Index	5.45%	3.02%	4.46%
Lipper Intermediate Municipal Debt Funds Index	4.39%	2.26%	3.62%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after- tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Portfolio Managers: The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Stephen Ventimiglia	Vice Chairman, Chief Investment Officer and Chief Economist of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.
Bruce E. Ventimiglia	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.
Jonathan W. Ventimiglia	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.

Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $10,000 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: LARGE CAPITALIZATION VALUE PORTFOLIO

Investment Objective: The Large Capitalization Value Portfolio seeks total return consisting of capital appreciation and dividend income.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Class I shares may also be available on brokerage platforms of firms that have agreements with the Portfolio’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Portfolio are available in other share classes that have different fees and expenses.

Large Capitalization Value Portfolio
Shareholder Fees (fees paid directly from your investment)
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	0.57%
Total Annual Portfolio Operating Expenses	1.22%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$124	$387	$670	$1,477

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 100% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in a diversified portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or greater at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stock and warrants. In determining which securities to buy, hold or sell, the Portfolio’s Adviser focuses its investment selection on finding high quality companies with compelling valuations, measurable catalysts to unlock value and above-average long-term earnings growth potential. In general, the Adviser looks for companies that have value-added product lines to help preserve pricing power, a strong history of free cash flow generation, strong balance sheets, competent management with no record of misleading shareholders and financially sound customers. Independent research is used to produce estimates for future earnings, which are inputs into the Adviser’s proprietary valuation model. The Adviser focuses its investments where it has a differentiated view and there exists, in its view, significant price appreciation potential to its estimate of the stocks’ intrinsic value.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

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Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Value Style Investing Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are lower than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Portfolio’s return may be adversely affected during market downturns and when value stocks are out of favor.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

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ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.77% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -24.01% (quarter ended December 31, 2008). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio's Class I shares was 0.13%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Large Capitalization Value Portfolio:
Return Before Taxes	8.66%	11.69%	3.90%
Return After Taxes on Distributions	6.47%	11.10%	3.59%
Return After Taxes on Distributions and Sale of Portfolio Shares	6.21%	9.25%	3.04%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500®/Citigroup Value Index	15.36%	14.24%	6.80%
Morningstar Large Value Average	15.94%	13.33%	6.92%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after- tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: M.D. Sass Investors Services, Inc. (“M.D. Sass” or the “Adviser”) has served as the Adviser to the Portfolio since August 2008. The Portfolio is managed by a team of portfolio analysts. The members of the team who have primary responsibility for the day-to-day management of the Portfolio are Martin D. Sass, who is Chairman and Chief Executive Officer of M.D. Sass, and Ari Sass, who is President of M.D. Sass. Mr. Martin D. Sass formed M.D. Sass in 1972 and has served the Portfolio as Portfolio Manager since August 2008 and Co-Portfolio Manager since January 2018. Mr. Ari Sass has served as Co-Portfolio Manager since January 2018.

Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $10,000 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: LARGE CAPITALIZATION GROWTH PORTFOLIO

Investment Objective: The Large Capitalization Growth Portfolio seeks capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Class I shares may also be available on brokerage platforms of firms that have agreements with the Portfolio’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Portfolio are available in other share classes that have different fees and expenses.

Large Capitalization Growth Portfolio
Shareholder Fees (fees paid directly from your investment)
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	0.49%
Total Annual Portfolio Operating Expenses	1.14%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$116	$362	$628	$1,386

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 74% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in a portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or more. Equity securities include common stocks, preferred stocks, securities convertible into common stock and warrants.

The Adviser employs quantitative and qualitative analysis that seeks to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser’s selection process consists of three steps. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics, designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, capital structure and financial quality. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

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Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Growth Style Investing Risk. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Portfolio’s performance may suffer.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

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ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.91% (quarter ended September 30, 2010) and the lowest return for a calendar quarter was -26.88% (quarter ended December 31, 2008). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio's Class I shares was 20.33%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Large Capitalization Growth Portfolio:
Return Before Taxes	30.35%	16.95%	8.71%
Return After Taxes on Distributions	28.64%	14.18%	7.18%
Return After Taxes on Distributions and Sale of Portfolio Shares	18.57%	12.89%	6.67%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500®/Citigroup Growth Index	27.44%	17.00%	9.99%
Morningstar Large Growth Average	27.67%	15.29%	8.31%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after- tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Smith Group Asset Management (“Smith Group” or the “Adviser”) has served as the Adviser to the Portfolio since December 29, 2015. Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer of the Adviser, and John D. Brim, CFA, President and Senior Portfolio Manager of the Adviser, are co-portfolio managers responsible for the day-to-day management of the Portfolio. Prior to founding the Adviser in 1995, Mr. Smith held a number of senior investment positions at Bank of America. Mr. Brim joined the Adviser in March 1998, and prior to that he was a manager within the institutional investment consulting group of Deloitte & Touche, LLP.

Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $10,000 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: MID CAPITALIZATION PORTFOLIO

Investment Objective: The Mid Capitalization Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Class I shares may also be available on brokerage platforms of firms that have agreements with the Portfolio’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Portfolio are available in other share classes that have different fees and expenses.

Mid Capitalization Portfolio
Shareholder Fees (fees paid directly from your investment)
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	0.70%
Acquired Fund Fees and Expenses (1)	0.23%
Total Annual Portfolio Operating Expenses	1.68%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$171	$530	$913	$1,987

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in equity securities of companies traded on U.S. exchanges or over-the-counter (“OTC”) markets that have a total market capitalization of between $1 billion and $15 billion at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may also invest in equity securities of foreign companies.

The Adviser invests in medium capitalization companies with a focus on total return using a bottom-up value oriented investment process. The Adviser seeks companies with the following characteristics, although not all of the companies it selects will have these attributes:

•                     companies earning a positive economic margin with stable-to-improving returns;

•                     companies valued at a discount to their asset value; and

•                     companies with an attractive dividend yield and minimal basis risk.

In selecting investments, the Adviser generally employs the following strategy:

•                     value-driven investment philosophy that selects stocks selling at attractive values based upon business fundamentals, economic margin analysis, discounted cash flow models and historical valuation multiples. The Adviser reviews companies that it believes are out-of-favor or misunderstood;

•                     use of value-driven screens to create a research universe of companies with market capitalizations of at least

$1 billion; and

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•                     use of fundamental and risk analysis to construct a portfolio of securities that the Adviser believes has an attractive return potential.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Small and Medium Capitalization Companies Risk. The Portfolio may also invest in small and medium capitalization companies. Investing in small and medium capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease.

This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities.

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Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time.

International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class I shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

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ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.19% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -22.27% (quarter ended September 30, 2011). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio's Class I shares was 4.18%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Mid Capitalization Portfolio:
Return Before Taxes	13.31%	12.56%	7.78%
Return After Taxes on Distributions	11.30%	10.11%	6.60%
Return After Taxes on Distributions and Sale of Portfolio Shares	9.11%	9.59%	6.11%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell Midcap® Index	18.52%	14.96%	9.11%
Morningstar Mid Capitalization Blend Average	15.93%	13.28%	7.86%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after- tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson” or the “Adviser”) has served as the Adviser to the Portfolio since April 2006. The Portfolio is advised by Vaughan Nelson’s Mid Cap Value team which consists of portfolio managers and analysts.

The portfolio managers on the team that are jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis G. Alff, CFA (lead portfolio manager), Chad D. Fargason, PhD, Chris D. Wallis, CFA and Scott J. Weber, CFA. Dennis G. Alff, Senior Portfolio Manager, joined Vaughan Nelson in April 2006. Dr. Fargason, Senior Portfolio Manager, has been associated with Vaughan Nelson since 2013 and has served the Portfolio as a Senior Portfolio Manager since November 2013; prior to joining Vaughan Nelson, Dr. Fargason was a Director at KKR & Co. from 2003 to 2013. Chris D. Wallis CEO/CIO has been associated with Vaughan Nelson since 1999. Scott J. Weber, Senior Portfolio Manager, has been associated with Vaughan Nelson since 2003. Messrs. Alff and Wallis have served the Portfolio as Senior Portfolio Managers since April 2006. Mr. Weber has served the Portfolio as Senior Portfolio Manager since November 2006.

Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $10,000 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

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Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: SMALL CAPITALIZATION PORTFOLIO

Investment Objective: The Small Capitalization Portfolio seeks maximum capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Class I shares may also be available on brokerage platforms of firms that have agreements with the Portfolio’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Portfolio are available in other share classes that have different fees and expenses.

Small Capitalization Portfolio
Shareholder Fees (fees paid directly from your investment)
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	0.90%
Total Annual Portfolio Operating Expenses	1.55%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 115% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in common stocks of companies whose stock market capitalizations fall within the range of capitalizations in the Russell 2000® Index. The market capitalization range of the Russell 2000® Index at September 30, 2018 was $23 million to $7.3 billion. The Russell 2000® Index is reconstituted annually at the midpoint of the calendar year. The Portfolio will also occasionally invest a portion of its assets in mid-cap stocks that are small relative to their industries that the Adviser believes have compelling valuations and fundamentals, and it will not immediately sell a security that was bought as a small-cap stock but through appreciation has become a mid-cap stock. In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined "bottom-up" approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested. Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

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Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Small Capitalization Companies Risk. The Portfolio's investments in small and medium capitalization companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter (“OTC”) market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing its securities. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value (“NAV”) than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions. Small capitalization companies may have returns that can vary, occasionally significantly, from the market in general. In addition, small capitalization companies may not pay a dividend.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.67% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -22.59% (quarter ended December 31, 2008). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio's Class I shares was 7.57%.

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AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Small Capitalization Portfolio:
Return Before Taxes	15.58%	10.00%	6.37%
Return After Taxes on Distributions	15.58%	7.11%	4.67%
Return After Taxes on Distributions and Sale of Portfolio Shares	8.82%	7.42%	4.82%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell 2000® Index	14.65%	14.12%	8.71%
Morningstar Small Blend Average	12.28%	12.99%	8.13%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after- tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Zacks Investment Management, Inc. (“Zacks” or the “Adviser”) has served as the Portfolio’s Adviser since August 2015. Mitchel Zacks has primary responsibility for the day-to-day management of the Portfolio. Mr. Zacks, who joined the Adviser in 1996, is a Managing Director and Portfolio Manager. Mr. Zacks has written two books on quantitative investment strategies.

Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $10,000 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: INTERNATIONAL EQUITY PORTFOLIO

Investment Objective: The International Equity Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Class I shares may also be available on brokerage platforms of firms that have agreements with the Portfolio’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Portfolio are available in other share classes that have different fees and expenses.

International Equity Portfolio
Shareholder Fees (fees paid directly from your investment)
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	1.55
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Portfolio Operating Expenses (before Expense Reduction/Reimbursement)	2.31%
Expense Reduction/Reimbursement	(1.05)%
Total Annual Portfolio Operating Expenses (after Expense Reduction/Reimbursement) (2)	1.26%
(1)	These Acquired Fund Fees and Expenses are not considered in the calculation of the expense cap (defined below). The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).
(2)	Pursuant to an operating expense limitation agreement between the Manager, Smith Group Asset Management (“Smith Group”) and the Portfolio (the “Operating Expense Limitation Agreement”), the Manager and Smith Group have agreed to waive their fees and/or Smith Group has agreed to absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Portfolio do not exceed 1.25% of the Portfolio’s average net assets for Class I shares, through December 31, 2019 (the “Expense Cap”). The Operating Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager and Smith Group are permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived and Portfolio expenses they paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$128	$621	$1,140	$2,565

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 130% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in the equity securities of companies located outside of the United States. Equity securities consist of common stock and other securities such as depositary receipts. Under normal market conditions, at least 65% of the Portfolio's assets will be invested in securities of issuers located in at least three foreign countries (generally in excess of three), which may include countries with developing and emerging economies. The Adviser seeks to purchase reasonably valued stocks it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser utilizes a three step process in stock selection. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics, designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance.

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Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, capital structure and financial quality. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. A stock is sold when it no longer meets the Adviser’s criteria.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease.

This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

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Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole.

An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as an index of funds with similar investment objectives. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS – CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 22.77% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -23.89% (quarter ended September 30, 2011). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio’s Class I shares was -7.12%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
International Equity Portfolio:
Return Before Taxes	18.63%	2.16%	-2.12%
Return After Taxes on Distributions	18.62%	1.99%	-2.37%
Return After Taxes on Distributions and Sale of Portfolio Shares	10.55%	1.65%	-1.60%
Index: (Reflects no deduction for fees, expenses or taxes)
MSCI ACWI EX-USA Index	27.19%	6.80%	1.84%
Morningstar Foreign Large Blend Average	25.12%	7.27%	1.79%
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The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after- tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Smith Group Asset Management (“Smith Group” or the “Adviser”) has served as the Adviser to the Portfolio since February 20, 2018. Stephanie Jones, CPA, Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer of the Adviser, and John D. Brim, CFA, President and Senior Portfolio Manager of the Adviser, are co-portfolio managers responsible for the day-to-day management of the Portfolio. Ms. Jones joined the Adviser in February 2010 and prior to that she was an Equity Analyst for Cimarron Asset Management, LLC. Prior to founding the Adviser in 1995, Mr. Smith held a number of senior investment positions at Bank of America. Mr. Brim joined the Adviser in March 1998, and prior to that he was a manager within the institutional investment consulting group of Deloitte & Touche, LLP.

Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $10,000 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: HEALTH & BIOTECHNOLOGY PORTFOLIO

Investment Objective: The Health & Biotechnology Portfolio seeks long-term capital growth.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Class I shares may also be available on brokerage platforms of firms that have agreements with the Portfolio’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Portfolio are available in other share classes that have different fees and expenses.

Health & Biotechnology Portfolio
Shareholder Fees (fees paid directly from your investment)
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	0.65%
Total Annual Portfolio Operating Expenses	1.90%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$193	$597	$1,026	$2,222

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. and foreign healthcare companies and biotechnology companies, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Adviser utilizes a top-down investment approach focused on long-term economic trends. The Adviser begins with the overall outlook for the economy, then seeks to identify specific industries with attractive characteristics and long-term growth potential. Ultimately, the Adviser seeks to identify high-quality companies within the selected industries and to acquire them at attractive prices. The Adviser’s stock selection process is based on an analysis of individual companies’ fundamental values, such as earnings growth potential and the quality of corporate management.

Companies described as Health Care Equipment and Supplies, Health Care Provider Services, Pharmaceutical or Biotechnology Companies under the North American Industry Classification System are considered healthcare or biotechnology companies for purposes of investment by the Portfolio. These companies are principally engaged in: the design, manufacture or sale of products or services used for or in connection with health, medical, or personal care such as medical, dental and optical supplies or equipment; research and development of pharmaceutical products and services; the operation of healthcare facilities such as hospitals, clinical test laboratories and convalescent and mental healthcare facilities; and the design, manufacture, or sale of healthcare-related products and services, research, development, manufacture or distribution of products and services relating to human health care, pharmaceuticals, agricultural and veterinary applications and the environment; and manufacturing and/or distributing biotechnological and biomedical products, devices or instruments or provide materials, products or services to the foregoing companies.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

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Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the healthcare and biotechnology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to, and move in unison with, one another. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a healthcare company's market value and/or share price. Biotechnology companies are affected by patent considerations, intense competition, rapid technology change and obsolescence and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and have thinly-traded securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease.

This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability.

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In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures.

Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies.

Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

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Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with a healthcare index. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1- 800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 14.63% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -15.46% (quarter ended December 31, 2008). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio's Class I shares was 9.19%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Health & Biotechnology Portfolio:
Return Before Taxes	12.37%	14.22%	11.15%
Return After Taxes on Distributions	8.57%	11.65%	9.89%
Return After Taxes on Distributions and Sale of Portfolio Shares	10.09%	11.22%	9.17%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	21.83%	15.79%	8.50%
S&P 500® Healthcare Index	20.00%	15.62%	8.85%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after- tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Oak Associates, ltd. (“Oak Associates” or the “Adviser”) has served as the Adviser to the Portfolio since July 2005. Mark W. Oelschlager, Portfolio Manager, is responsible for the day-to-day management of the Portfolio. Mr. Oelschlager, CFA, is Co-Chief Investment Officer and a Portfolio Manager at Oak Associates, which he joined in 2000. Mr. Oelschlager has served the Portfolio as Portfolio Manager since July 2005.

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Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $10,000 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and other Financial Intermediaries: If you purchase Portfolio shares through a broker- dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Investment Objective: The Technology & Communications Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Class I shares may also be available on brokerage platforms of firms that have agreements with the Portfolio’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Portfolio are available in other share classes that have different fees and expenses.

Technology & Communications Portfolio
Shareholder Fees (fees paid directly from your investment)
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	0.50%
Total Annual Portfolio Operating Expenses	1.75%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$178	$551	$949	$2,062

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in equity securities issued by technology and communications companies, both domestic and foreign, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio may invest up to 25% of its total assets in foreign companies. The Portfolio defines a "technology company" as an entity in which at least 50% of the company's revenues or earnings were derived from technology activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Technology companies may include, among others, companies that are engaged in the research, design, development or manufacturing of technology products. These companies include, among others, those in the Internet, medical, pharmaceutical, manufacturing, computer software and hardware industries. The Portfolio defines a "communications company" as an entity in which at least 50% of the company's revenues or earnings were derived from communications activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Communications activities may include, among others, regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer software and hardware; semiconductors; mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; emerging technologies combining telephone, television and/or computer systems; and Internet and network equipment and services. In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions.

Factors considered include growth potential, earnings, valuation, competitive advantages and management. When market or financial conditions warrant, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

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Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the information, communications and related technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. Many technology companies sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many technology companies have very high price/earnings ratios, high price volatility and high personnel turnover due to severe labor shortages for skilled technology professionals.

Emerging Technology Sector Risk. Because of its narrow focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the emerging technology and general technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition.

In some cases, there are some emerging technology companies that sell stock before they have a commercially viable product and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many emerging technology companies have very high price/earnings ratios, high price volatility and high personnel turnover due to severe labor shortages for skilled emerging technology professionals.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

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Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities. Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

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Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance. The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 24.22% (quarter ended September 30, 2010) and the lowest return for a calendar quarter was -23.40% (quarter ended December 31, 2008). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio's Class I shares was 18.20%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Technology & Communications Portfolio:
Return Before Taxes	28.22%	18.48%	12.40%
Return After Taxes on Distributions	26.07%	16.05%	11.14%
Return After Taxes on Distributions and Sale of Portfolio Shares	17.74%	14.48%	10.08%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	21.83%	15.79%	8.50%
Lipper Science & Technology Funds Index	37.13%	19.36%	10.52%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after- tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Oak Associates, ltd. (“Oak Associates” or the “Adviser”) has served as the Adviser to a portion of the Portfolio since August 2011 through December 28, 2015. As of December 29, 2015, Oak Associates is the sole Adviser to the Portfolio. Mark W. Oelschlager, CFA and Robert D. Stimpson, CFA are responsible for the day-to-day management of the Portfolio. They have served as portfolio managers to the Portfolio since August 2011. Mr. Oelschlager joined Oak Associates in 2000 and serves as Co-Chief Investment Officer and Portfolio Manager. Mr. Stimpson joined Oak Associates in 2001 and also serves as a Portfolio Manager.

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Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $10,000 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: FINANCIAL SERVICES PORTFOLIO

Investment Objective: The Financial Services Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Class I shares may also be available on brokerage platforms of firms that have agreements with the Portfolio’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Portfolio are available in other share classes that have different fees and expenses.

Financial Services Portfolio
Shareholder Fees (fees paid directly from your investment)
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	2.17%
Total Annual Portfolio Operating Expenses	3.42%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$345	$1,051	$1,779	$3,703

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in U.S. and foreign equity securities issued by financial services companies, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants. Up to 20% of the Portfolio’s total assets may be invested in U.S. and foreign securities outside of financial companies.

The Adviser employs quantitative and qualitative analysis that seeks to identify reasonably valued, high quality financial services companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser’s selection process consists of three steps. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality and capital structure. The valuation framework includes, but is not limited to, analysis of price to earnings, price to sales, price to book, cash held to price and various cash flow ratios. Valuation methodology is industry-specific within the financial services sector. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions. A “Financial services company," for purposes of Portfolio investments, is defined as an entity in which at least 50% of the company's revenues or earnings were derived from financial services activities based upon the company's most recent fiscal year, or at least 50% of the company's assets were devoted to such activities based on the company's most recent fiscal year or any company which is included in the S&P Financial Sector Index.

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Financial services companies provide financial services to consumers and industry. Examples of companies in the financial services sector include commercial banks, investment banks, savings and loan associations, thrifts, finance companies, brokerage and advisory firms, transaction and payroll processors, insurance companies, real estate and leasing companies, and companies that span across these segments, and service providers whose revenue is largely derived from the financial services sector. Under Securities and Exchange Commission (“SEC”) regulations, the Portfolio may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the financial services industry. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. The Portfolio is more vulnerable to price fluctuations of financial services companies and other factors that particularly affect financial services companies than a more broadly diversified mutual fund. In particular, the prices of stock issued by many financial services companies have historically been more closely correlated with changes in interest rates than other stocks. Generally, when interest rates go up, stock prices of these companies go down. This relationship may not continue in the future. Financial services companies are subject to extensive government regulation which tends to limit both the amount and types of loans and other financial commitments the company can make, and the interest rates and fees it can charge.

These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company's ability to make financial commitments such as loans. Insurance companies in which the Portfolio invests may also have an impact on the Portfolio's performance as insurers may be subject to severe price competition, claims activity, marketing competition and general economic conditions.

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Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates. The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Portfolio.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market.

If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Depositary receipts involve substantially identical risks associated with direct investments in foreign securities.

Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies.

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There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel.

There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS – CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.63% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -31.71% (quarter ended December 31, 2008). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio's Class I shares was -3.33%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Financial Services Portfolio:
Return Before Taxes	19.84%	12.88%	0.82%
Return After Taxes on Distributions	19.84%	12.88%	0.82%
Return After Taxes on Distributions and Sale of Portfolio Shares	11.23%	10.32%	0.63%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	21.83%	15.79%	8.50%
Lipper Financial Services Funds Index	15.12%	15.97%	4.62%
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The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after- tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Smith Group Asset Management (“Smith Group” or the “Adviser”) has served as the Adviser to the Portfolio since December 29, 2015. Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer of the Adviser, and John D. Brim, CFA, President and Senior Portfolio Manager of the Adviser, are co-portfolio managers responsible for the day-to-day management of the Portfolio. Prior to founding the Adviser in 1995, Mr. Smith held a number of senior investment positions at Bank of America. Mr. Brim joined the Adviser in March 1998, and prior to that he was a manager within the institutional investment consulting group of Deloitte & Touche, LLP.

Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $10,000 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: ENERGY & BASIC MATERIALS PORTFOLIO

Investment Objective: The Energy & Basic Materials Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Class I shares may also be available on brokerage platforms of firms that have agreements with the Portfolio’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Portfolio are available in other share classes that have different fees and expenses.

Energy & Basic Materials Portfolio
Shareholder Fees (fees paid directly from your investment)
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	2.26%
Total Annual Portfolio Operating Expenses	3.51%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$354	$1,078	$1,823	$3,785

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in equity securities issued by U.S. and foreign Energy and Basic Materials Companies, regardless of their stock market value (or “market capitalization”). The Portfolio utilizes the Standard & Poor’s classification system for purposes of determining whether a company is an “Energy or Basic Materials Company.” Standard & Poor’s maintains a proprietary classification system similar to the North American Industry Classification System, which classifies companies according to industry sectors and groups. Companies classified as Energy or Basic Materials Companies by Standard & Poor’s are involved in the exploration, development, production, refining or distribution of oil, natural gas, coal and uranium, the construction or provision of oil rigs, drilling equipment and other energy related services and equipment, basic materials such as metals, minerals, chemicals, water, forest product, precious metals, glass and industrial gases or provide materials, products or services to such companies. Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants. Standard & Poor’s classifications are utilized to identify sectors.

The Adviser employs quantitative and qualitative analysis that seeks to identify reasonably valued, high quality companies within the energy and basic materials sectors. The Adviser’s selection process incorporates a multi-factor valuation framework, capital structure and financial quality analysis. The valuation framework includes, but is not limited to, analysis of price to earnings, price to sales, price to book and price to operating cash flow. Valuation methodology is industry-specific within the energy and basic materials sectors. This process produces a list of eligible companies which are then subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

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Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the energy and basic materials industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Companies in the energy and basic materials sector are subject to swift fluctuations in supply and demand. These fluctuations may be caused by events relating to international political and economic developments, energy conservation, the success of exploration projects, the environmental impact of energy and basic materials operations and tax and other governmental regulatory policies. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the

U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability.

In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures.

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Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries.

In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole.An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio’s past performance (before and after

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taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 23.98% (quarter ended December 31, 2010) and the lowest return for a calendar quarter was -32.62% (quarter ended December 31, 2008). For the period January 1, 2018 through September 30, 2018, the return for the Portfolio's Class I shares was 5.41%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Energy & Basic Materials Portfolio:
Return Before Taxes	8.79%	-0.07%	-2.05%
Return After Taxes on Distributions	8.79%	-0.07%	-2.88%
Return After Taxes on Distributions and Sale of Portfolio Shares	4.98%	-0.05%	-1.68%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	21.83%	15.79%	8.50%
Lipper Natural Resources Funds Index	-6.04%	0.16%	-2.11%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after- tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Smith Group Asset Management (“Smith Group” or the “Adviser”) has served as the Adviser to the Portfolio since December 29, 2015. Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer of the Adviser, John D. Brim, CFA, President and Senior Portfolio Manager of the Adviser, and Stephanie C. Jones, CPA, Portfolio Manager of the Adviser, are co-portfolio managers responsible for the day-to-day management of the Portfolio.

Prior to founding the Adviser in 1995, Mr. Smith held a number of senior investment positions at Bank of America. Mr. Brim joined the Adviser in March 1998, and prior to that he was a manager within the institutional investment consulting group of Deloitte & Touche, LLP. Ms. Jones joined the Adviser in February 2010, prior to that she was an Equity Analyst at Cimarron Asset Management, LLC from 2006 to 2010.

Purchase and Sale of Portfolio Shares: There is generally a $250 minimum initial investment for the Portfolio and generally there is a $10,000 minimum initial investment in the Trust. The minimum subsequent investment in the Trust is $100.  There is no minimum subsequent investment for the Portfolio. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

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Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS

Principal Investment Strategies for U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio and Energy & Basic Materials Portfolio (the “Saratoga Portfolios”)

This section provides additional information relating to each Portfolio's investment strategies.

INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio referenced in the discussion of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. The Portfolios’ investment objective and strategies are non-fundamental (unless otherwise indicated) and may be changed by the Board without the approval of the Portfolios’ shareholders.

DEFENSIVE INVESTING. The Portfolios are intended primarily as vehicles for the implementation of a long-term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor's investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Manager or the Adviser of a Portfolio, upon the concurrence of the Manager, may take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede the Manager or an Adviser's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed.

FORWARD CURRENCY CONTRACTS. Certain Portfolios’ investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. A Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities or securities it may purchase and the currencies in which they are determined or to gain exposure to currencies underlying various securities or financial instruments.

DERIVATIVES AND OTHER STRATEGIES. Each of the Portfolios may invest in options, futures, foreign securities, foreign currencies and other derivatives (collectively, "Derivative Transactions"), and may enter into certain types of short sales. If these practices are used by a Portfolio, the intent would be primarily to hedge the Portfolio's holdings. For example, a Portfolio may purchase or sell options contracts on equity securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio. Or, a Portfolio may purchase or sell stock index futures contracts and might purchase put options or write call options on such futures contracts to protect against a general stock market decline or decline in a specific market sector that could adversely affect the Portfolio's holdings.

Investing for hedging purposes may result in certain transaction costs, which may reduce a Portfolio's performance. In addition, no assurances can be given that hedging will be implemented or that each derivative position will achieve a perfect correlation with the security or currency being hedged against.

PARTICIPATION NOTES. The International Equity Portfolio may invest in participation notes (“P-Notes”).

EXCHANGE-TRADED FUNDS. The Health & Biotechnology Portfolio, Technology & Communications Portfolio, International Equity Portfolio, Mid Capitalization Portfolio and Energy & Basic Materials Portfolio may invest up to 10% of their net assets in shares of various ETFs. No more than 5% of a Portfolio's net assets will be invested in any one ETF. Each of these Portfolios may count investments in ETFs towards their 80% investment policy.

REAL ESTATE INVESTMENT TRUSTS AND FOREIGN REAL ESTATE COMPANIES. Real estate investment trusts (“REITs”) and foreign real estate companies pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A shareholder, by investing in REITs and foreign real estate companies indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs.

MONEY MARKET FUNDS. Each Portfolio’s cash balances may be invested in money market funds.

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Principal Investment Strategies for Conservative Balanced Allocation Portfolio, Moderately Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio and Aggressive Balanced Allocation Portfolio (the “Asset Allocation Portfolios”)

This section provides additional information relating to each Asset Allocation Portfolio's investment strategies.

The Asset Allocation Portfolios described in this Prospectus are “funds of funds.” Each Asset Allocation Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Asset Allocation Portfolios are designed to provide investors access to five distinct asset allocation strategies that vary in composition from more “conservative” strategies that typically have higher weightings in fixed-income and money market instruments to more “aggressive” strategies typically have higher weightings in equity and alternative instruments. The target allocations for each Asset Allocation Portfolio are discussed in the “PORTFOLIO SUMMARY – Principal Investment Strategies” section with respect to each portfolio above. In constructing the Asset Allocation Portfolios, the Manager currently allocates assets among the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. These investment categories may be changed by the Manager in the future. Exposure and diversification to such investment categories is achieved primarily by investing in the Underlying Funds.

Currently, the Saratoga Funds eligible for investments by the Manager include:

Core Equity

  Large Capitalization Growth Portfolio
  Large Capitalization Value Portfolio
  Mid Capitalization Portfolio
  Small Capitalization Portfolio
  International Equity Portfolio

Sector Equity

  Health & Biotechnology Portfolio
  Technology & Communications Portfolio
  Financial Services Portfolio
  Energy & Basic Materials Portfolio
  James Alpha Global Real Estate Investments Portfolio

Fixed Income

  Investment Quality Bond Portfolio
  Municipal Bond Portfolio

Money Market

  U.S. Government Money Market Portfolio

Alternative Investments

  James Alpha Macro Portfolio
  James Alpha Multi Strategy Alternative Income Portfolio

A brief description of the Saratoga Funds not included in this Prospectus can be found in Appendix A.

Principal Risks of Investing in the Portfolios

As with any mutual fund, it is possible to lose money by investing in a Portfolio. There is no assurance that a Portfolio will achieve its investment objective. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in a Portfolio.

This section provides information relating to risks of investing in the Portfolios or in Underlying Funds in addition to the principal risks described previously. The risks set forth below are applicable to a Portfolio only to the extent that a Portfolio or an Underlying Fund invests in the investment described.

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FOREIGN SECURITIES. The Portfolio’s or an Underlying Fund's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio or Underlying Fund shares is quoted in U.S. dollars, the Portfolio or an Underlying Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio or Underlying Fund assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio or an Underlying Fund invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s or an Underlying Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time.  International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s or an Underlying Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes.  Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s or an Underlying Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency.  Any of these actions could severely affect security prices, impair the Portfolio’s or an Underlying Fund’s ability to purchase or sell foreign securities or transfer a Portfolio’s or an Underlying Fund’s assets back into the U.S., or otherwise adversely affect the Portfolio’s or an Underlying Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio or an Underlying Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio or an Underlying Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio or an Underlying Fund to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s or an Underlying Fund’s trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

EMERGING MARKETS RISK. Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization, accounting standards and transparency, and regulatory oversight in emerging market economies is generally less than in more developed markets. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Certain investments may take more than seven days to settle. Such differences include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to a Portfolio.

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Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.

JUNK BONDS. A Portfolio's or an Underlying Fund’s investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser or the Underlying Fund’s adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio or an Underlying Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios or an Underlying Fund to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's or an Underlying Fund’s net asset value (“NAV”).

MUNICIPAL BOND RISK. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease the Portfolio’s income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Municipal bonds may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back spending, and lower income tax revenue as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Portfolio could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Portfolio (or an Underlying Fund) to sell the security at the time and the price that normally prevails in the market.

In addition to being downgraded, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the Portfolio (or an Underlying Fund) invests. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Portfolio’s investments. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

CREDIT RISK. The issuers of fixed income instruments in which the Underlying Fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Underlying Fund invests in bonds related below investment-grade bonds (junk bonds). An issuer's securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

INTEREST RATE RISK. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an Underlying Fund’s performance.

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OPTIONS AND FUTURES RISK. If a Portfolio or an Underlying Fund invests in options and/or futures, its participation in these markets would subject the Portfolio or an Underlying Fund to certain risks. An Adviser's predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio or an Underlying Fund (e.g., a reduction in the Portfolio's or Underlying Fund’s NAV or a reduction in the amount of income available for distribution) may leave the Portfolio or the Underlying Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be OTC options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD CURRENCY CONTRACTS. A Portfolio's or an Underlying Fund’s participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Portfolio's or the Underlying Fund’s investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's or the Underlying Fund’s volatility and may involve a significant risk.

DERIVATIVES RISK. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives primarily used by a Portfolio and/or the Underlying Funds include options, futures and swaps. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. In the case of over-the-counter (“OTC”) derivatives, they may be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. The Portfolio or Underlying Fund could lose more than the cash amount invested in derivatives.

Certain derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Portfolio or Underlying Fund. If a counterparty were to default on its obligations, the Portfolio’s or Underlying Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s or Underlying Fund’s rights as a creditor (e.g., the Portfolio or Underlying Fund may not receive the amount of payments that it is contractually entitled to receive). Central clearing and exchange trading of certain derivatives are designed to reduce counterparty and liquidity risk, but they do not eliminate those risks completely.

The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. In the case of OTC derivatives, they may be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. The Underlying Fund could lose more than the cash amount invested in derivatives.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Portfolio or Underlying Fund to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s or Underlying Fund’s taxable income or gains, and may limit or prevent the Portfolio or Underlying Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio or Underlying Fund to change its investment strategy. The Portfolio’s or Underlying Fund’s use of derivatives also may be limited by the requirements for taxation of the Portfolio or Underlying Fund as a regulated investment company.

SPECIAL RISKS OF FUTURES. The liquidity of the futures market generally depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Portfolio or an Underlying Fund. Even a well-conceived futures transaction may be unsuccessful due to market events.

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SPECIAL RISKS OF SWAPS. Certain swap transactions are structured as over-the-counter two-party contracts and are therefore often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) and certain SEC and Commodity Futures Trading Commission (“CFTC”) rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio or Underlying Fund costs and expenses and could adversely affect the Portfolio’s or an Underlying Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

SPECIAL RISKS OF OPTIONS. If the Portfolio or an Underlying Fund sells (writes) a put option, there is risk that the Portfolio or Underlying Fund may be required to buy the underlying investment at a disadvantageous price. If the Portfolio or Underlying Fund sells (writes) a call option, there is risk that the Portfolio or Underlying Fund may be required to sell the underlying investment at a disadvantageous price. If the Portfolio or Underlying Fund purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless. Options can involve economic leverage, which could result in these investments experiencing greater volatility than other investments, which could increase the volatility of the Portfolio or Underlying Fund.

SPECIAL RISKS OF FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. The cost to the Portfolio of engaging in forward foreign currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions. Because forward foreign currency contracts are usually entered into on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance. While forward foreign currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

PARTICIPATION NOTES. P-Notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security.

P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, subjecting a Portfolio or an Underlying Fund to counterparty risk. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate.

As the purchaser of a P-Note, a Portfolio is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the Portfolio or Underlying Fund would lose its investment. The risk that a Portfolio or an Underlying Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Portfolio or Underlying Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities.

Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Portfolio or an Underlying Fund. The ability of a Portfolio or an Underlying Fund to value its securities becomes more difficult and the judgment in the application of fair value procedures may play a greater role in the valuation of the Portfolio’s or an Underlying Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Portfolio or an Underlying Fund to accurately assign a daily value to such securities.

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SMALL AND MEDIUM CAPITALIZATION COMPANIES. Certain Portfolios and/or Underlying Funds may invest in companies with small and/or medium market capitalizations. Market capitalization refers to the total market value of the outstanding stock of a company. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Small and medium capitalization companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Small and medium capitalization companies are often traded in the OTC market, and the low market liquidity of these securities may have an adverse effect on the ability of a Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger capitalization securities or the stock market in general. This also may impede the Portfolio's or an Underlying Fund’s ability to obtain market quotations based on actual trades in order to value the Portfolio's or Underlying Fund’s securities.

Small and medium capitalization securities may have returns that can vary, occasionally significantly, from the market in general. In addition, small and medium capitalization companies may not pay a dividend. Although income may not be a primary goal of a Portfolio or an Underlying Fund, dividends can cushion returns in a falling market.

MICRO CAP COMPANIES. Certain Portfolios and/or Underlying Funds may invest in companies with micro capitalizations. Micro capitalization stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Micro capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Portfolio realizes a gain, if any, on an investment in a micro capitalization company.

CONVERTIBLE SECURITIES. Certain Portfolios and/or Underlying Funds may invest a portion of their assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

PORTFOLIO TURNOVER. The frequency of a Portfolio's or an Underlying Fund’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's or an Underlying Fund’s performance.

ZERO-COUPON SECURITIES RISK. The market value of a zero-coupon security is generally more volatile than the market value of an interest-paying security, and is more likely to respond to a greater degree to changes in interest rates and credit quality than other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year, even though the holder receives no interest payment on the bond during the year. Each Underlying Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon bonds) to its shareholders each year to maintain its status as a regulated investment company and to eliminate tax at the Underlying Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. An Underlying Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the Underlying Fund’s expenses could otherwise be allocated and may reduce the Underlying Fund’s (and thus the Portfolio’s) rate of return.

EXCHANGE-TRADED FUNDS RISK. Shares of ETFs have many of the same risks as direct investments in securities. In addition, their market value is expected to rise and fall as the value of the underlying index or portfolio securities rises and falls. The market value of their shares may differ from the net asset value of the particular fund and shares may trade at a price above their NAV (premium) or below their NAV (discount), especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.

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Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF's operating expenses and transaction costs. As a shareholder in an ETF (as with other investment companies), if a Portfolio invests in shares of ETFs it would bear its ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which a Portfolio may invest may be leveraged. As a result, the Portfolio may be indirectly exposed to leverage through an investment in such securities. The Portfolios will not invest in leveraged ETFs as a principal investment strategy. An investment in securities of other investment companies and ETFs that use leverage may expose the Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished. ETFs generally have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the Investment Company of 1940 Act, as amended (the “1940 Act”). The market prices of ETF shares will fluctuate, in some cases materially, in response to changes in the ETF’s NAV and supply and demand for shares. Differences between secondary market prices and the value of an ETF’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the ETF at a particular time. While the creation/redemption feature of ETFs is designed to make it likely that shares normally will trade close to the value of an ETF’s holdings, disruptions to creations and redemptions, including disruptions at market makers, authorized participants (“APs”) or market participants, or during periods of market volatility, may result in trading prices that differ significantly from the value of an ETF’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of ETF shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, an ETF may have a limited number of financial institutions that may act as APs or market makers. If those APs exit the business or are unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral), and no other AP is able to step forward to create and redeem in either of these cases, an ETF’s shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in ETF shares.

The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to an ETF’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest. In addition, the securities held by an ETF may be traded in markets that close at a different time than the NYSE. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the ETF shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in an ETF’s NAV. The bid-ask spread varies over time for shares of an ETF based on the ETF’s trading volume and market liquidity, and is generally lower if the ETF has substantial trading volume and market liquidity, and higher if the ETF has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).

An ETF’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the ETF, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. In addition, transactions by large shareholders may account for a large percentage of the trading volume of an ETF and may, therefore, have a material effect on the market price of the ETF’s shares.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes. Generally, the longer the average duration of the bonds in a Portfolio, the more the Portfolio’s share price will fluctuate in response to interest rate changes. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. For example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by a Portfolio and, in turn, a Portfolio’s susceptibility to changes in interest rates.

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REAL ESTATE INVESTMENT TRUSTS AND FOREIGN REAL ESTATE COMPANIES. REITs and foreign real estate companies expose a Portfolio or an Underlying Fund to the risks of the real estate market. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies, competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. REITs and foreign real estate companies may also be affected by risks similar to those associated with investment in debt securities, including changes in interest rates and the quality of credit extended. REITs and foreign real estate companies require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. The failure of a company to qualify as a REIT could have adverse consequences for a Portfolio, including significantly reducing return to a Portfolio on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, defaults on or sales of investments the REIT holds could reduce the cash flow needed to make distributions to investors. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

FUND OF FUNDS RISK. To the extent that a Portfolio’s or an Underlying Fund’s exposure is achieved through investments in Underlying Funds, the Portfolio’s performance will depend on such funds and it will be subject to the risks of the Underlying Funds. There can be no assurance that the Underlying Funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The Underlying Funds may change their investment objectives, policies or practices without the approval of the Portfolios or the Underlying Fund, which may cause the Portfolio or the Underlying Fund to withdraw its investments therein at a disadvantageous time.

MORTGAGE- AND ASSET-BACKED SECURITIES RISK. Certain Underlying Funds may invest in mortgage and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Underlying Fund may reinvest these early payments at lower interest rates, thereby reducing the Underlying Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile as the value of most mortgage- and asset-backed securities tends to vary inversely with changes in interest rates (i.e., as interest rates increase, the value of the securities decrease). Securities may be prepaid at a price less than the original purchase value.

BONDS/FIXED INCOME SECURITIES. If a security is given different ratings by different nationally recognized statistical rating organizations, the Manager and/or the Portfolios’ adviser considers the security’s rating to be the highest rating of the ratings.

Investments in Mutual Funds Risk. Certain Portfolios may invest in Underlying Funds as a primary strategy, so a Portfolio’s performance is directly related to the performance of the Underlying funds. A Portfolio’s net asset value will change with the value of the Underlying Funds and changes in the markets where the Underlying Funds invest. Because the Manager or its affiliates provide services to and receive fees, including supervision fees, from some of the Saratoga Funds, some of the investments in a Portfolio benefit the Manager and/or its affiliates. In addition, a Portfolio may hold a significant percentage of the shares of an Underlying Fund.

As a result, a Portfolio’s investments in an Underlying Fund may create a conflict of interest because a situation could occur where an action for a Portfolio could be adverse to the interest of an Underlying Fund or vice versa.

LIQUIDITY RISK. Certain Portfolios may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager and/or Sub-Adviser otherwise deems liquid could become illiquid before the Portfolio can exit its positions. The liquidity of the Portfolio’s assets may change over time.

COMMON STOCK RISK. Certain Underlying Funds invest their net assets in common stocks. Common stocks represent an ownership interest in a company. Common stocks are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Portfolio may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuer occur.

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In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. The common stocks in which an Underlying Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

GOVERNMENT-SPONSORED ENTERPRISES RISK. U.S. government-sponsored enterprises are not backed by the full faith and credit of the U.S. government. There is the risk that the U.S. government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Portfolio, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

EQUITY SECURITIES RISK. Certain Portfolios are subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks and market trends risk. A Portfolio’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities.

EXCHANGE-TRADED NOTE (“ETN”) RISK. Generally, ETNs are structured as senior, unsecured notes in which an issuer such as a bank agrees to pay a return based on the target commodity index less any fees. ETNs are synthetic instruments that allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bond and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange (“NYSE”)) during normal trading hours. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the unavailability of a secondary market. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs are subject to the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or assets remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. ETNs are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio. When a Portfolio invests in exchange-traded notes it will bear its proportionate share of any fees and expenses borne by the ETN, which may cause the Portfolio’s operating expenses to be higher and its performance to be lower.

Principal Risks of Investing in the Asset Allocation Portfolios

In addition to the Principal Risks above, the Asset Allocation Portfolios are subject to the following Principal Risks:

BONDS/FIXED INCOME SECURITIES. If a security is given different ratings by different nationally recognized statistical rating organizations, the Asset Allocation Portfolios’ adviser considers the security’s rating to be the highest rating of the ratings. The Portfolios do not seek to maintain a set duration with respect to their investments in fixed income investments and any duration target may change. The Underlying Funds may target a range of durations in connection with their investment strategies. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “five years” means that a security’s or portfolio’s price would be expected to decrease by approximately 5% with a 1% increase in interest rates (assuming a parallel shift in yield curve).

SOVEREIGN DEBT RISK. The Portfolio may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to: cash flow problems; the extent of its foreign currency reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; the general economic environment of a country; the government debtor’s policy towards the International Monetary Fund and the political and social constraints to which a government debtor may be subject. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Portfolio may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts.

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INVESTMENT AND MARKET RISK. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Underlying Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

ISSUER RISK. The value of an issuer’s securities that are held in an Underlying Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

ALTERNATIVE INVESTMENT RISK. Certain Asset Allocation Funds may use alternative investment strategies. Alternative investment strategies, which may include, but are not limited to, investing in or having exposure to real estate, commodities, foreign currency, natural resources, MLP and other non-traditional investments, or following event-driven, macro, long-short, market neutral, merger arbitrage, or other tactical investment strategies, may involve complex security types or transactions and/or focus on narrow segments of the market, which may increase and/or magnify the overall risks and volatility associated with these strategies.

COUNTERPARTY RISK. Individually negotiated or OTC derivative instruments in which an Underlying Fund may invest such as OTC swaps and options, are subject to counterparty risk, which is the risk that the other party to a contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Underlying Fund. James Alpha Advisors, LLC (“James Alpha”) attempts to mitigate this risk by not entering into transactions with any counterparty that the James Alpha believes does not have the financial resources to honor its obligations under the transaction and by monitoring the financial stability of counterparties.

SECTOR CONCENTRATION RISK. Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. To the extent a Portfolio invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. Additionally, some sectors (for example, the financial services and energy sectors, among others) could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

COMMODITIES RISK. An Underlying Fund or its subsidiary may invest in commodity-linked investments that may subject it to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Also, ETFs and certain other commodity- linked derivative investments may subject the Underlying Fund and its subsidiary to leveraged market exposure for commodities.

HEDGE FUND RISK. Certain Underlying Funds may invest in private investment funds, or “hedge funds,” which pursue alternative investment strategies. Certain investment instruments and techniques that a hedge fund may use are speculative and involve a high degree of risk. Because of the speculative nature of a hedge fund’s investments and trading strategies, the Underlying Fund may suffer a significant or complete loss of its invested capital in one or more hedge funds. In addition to the Underlying Fund’s direct fees and expenses, shareholders will also bear, indirectly, fees and expenses charged by the underlying hedge funds, which are often greater than the Underlying Fund’s fees and expenses. In addition, interests in a hedge fund are typically less liquid than shares of a registered investment companies such as an Underlying Fund and, therefore, the Underlying Fund may be unable to sell its shares in the hedge fund at a desirable time or price.

MLP RISK. Certain Underlying Funds invest in master limited partnerships (“MLPs”) An MLP is a public limited partnership or limited liability company. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over- the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation.

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The managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP. Investments in MLPs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by MLPs in which it invests. Such expenses are not reflected in the above fee table. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Certain MLPs may operate in, or have exposure to, the energy sector. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations.

MLP TAX RISK. MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Underlying Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of the Portfolio’s investment in the Underlying Fund and lower income.

PRIVATE EQUITY RISK. The Portfolio may invest in instruments that provide exposure to private equity strategies, including direct or indirect investments in mezzanine debt and leveraged buyout strategies. The risks an Underlying Fund may face when investing in private equity-related investments, including the possible illiquidity of such investments and the risk that the companies in which a private equity firm invests its capital do not survive (which would decrease the value of the firm or the fund it creates and, consequently, the value of the Underlying Fund’s private equity-related investments). Investments in private equity instruments are subject to additional risks, including liquidity risk, valuation risk, legal and regulatory risks and tax risk. Private equity-related investments may include illiquid securities that the Portfolio is unable to sell at the preferred time or price and could lose its entire investment in such securities.

Private equity-related investments are subject to valuation risk partly because there is little or no publicly available information about private companies. These instruments are usually highly illiquid and may have restrictions on redemptions. In addition, recent economic events have given rise to a political climate that may result in private equity investments becoming subject to increased regulatory scrutiny and/or entirely new legal, tax or regulatory regimes both within the United States and in other countries in which the Portfolio may directly or indirectly invest. The Portfolio’s private equity-related investments may be adversely affected as a result of new or revised legislation, or regulations imposed by the Securities and Exchange Commission (“SEC”), Commodity Futures Trading Commission (“CFTC”), Internal Revenue Service (“IRS”), Federal Reserve, other U.S. or non-U.S. tax or governmental regulatory authorities or self-regulatory organizations that supervise the financial markets.

Structurally, mezzanine debt usually ranks subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Due to the higher risk profile and often less restrictive covenants of mezzanine loans as compared to senior loans, mezzanine loans sometimes earn a higher return than senior secured loans. Typically, mezzanine debt has elements of both debt and equity instruments, offering fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants.

LEVERAGE RISK. Leverage exists when an Underlying Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, written options and derivatives. An Underlying Fund may mitigate leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk.

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To the extent that an Underlying Fund is not able to close out a leveraged position because of market illiquidity, the Underlying Fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate Underlying Fund positions when it may not be advantageous to do so. Leveraging may cause an Underlying Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Underlying Fund’s portfolio securities. There can be no assurance that an Underlying Fund’s leverage strategies will be successful. Certain investments, such as ETFs, may include “embedded” leverage, which means the ETF pays a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of an Underlying Fund, and thus a Portfolio.

VALUE STYLE INVESTING RISK. Certain Underlying Funds may use a “value” style investment strategy. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are lower than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, an Underlying Fund’s return may be adversely affected during market downturns and when value stocks are out of favor.

GROWTH STYLE INVESTING RISK. Certain Underlying Funds may use a “growth” style investment strategy. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, an Underlying Fund’s performance may suffer.

QUANTITATIVE STRATEGY RISK. Certain Underlying Funds may use quantitative mathematical models that rely on patterns inferred from historical prices and other financial data in evaluating prospective investments. However, most quantitative models cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact the performance of the Underlying Fund. Further, as market dynamics shift over time, a previously highly successful model may become outdated. Moreover, there are an increasing number of market participants who rely on quantitative mathematical models. These models may be similar to those used by the Underlying Fund, which may result in a substantial number of market participants taking the same action with respect to an investment and some of these market participants may be substantially larger than the Underlying Fund.

SHORT SALES RISK. Short sales involve selling a security the Portfolio does not own in anticipation that the security’s price will decline. If an Underlying Fund sells short a security that it does not own and the security increases in value, the Underlying Fund will pay a higher price to repurchase the security and thereby incur a loss. A short position in a security poses more risk than holding the same security long. It is possible that the market value of the securities the Underlying Fund holds in long positions will decline at the same time that the market value of the securities the Portfolio has sold short increases, thereby increasing the Underlying Fund’s potential volatility. The more the Underlying Fund pays, the more it will lose on the transaction, which adversely affects its share price. The loss on a long position is limited to what the Underlying Fund originally paid for the security together with any transaction costs. As there is no limit on how much the price of the security can increase, the Underlying Fund’s exposure is theoretically unlimited.

In order to establish a short position in a security, the Underlying Fund must borrow the security from a broker. The Underlying Fund may not always be able to borrow a security the Underlying Fund seeks to sell short at a particular time or at an acceptable price. As such, there is a risk that the Underlying Fund may be unable to implement its investment strategy due to a lack of available securities or for other reasons. The Underlying Fund normally closes a short sale of securities that it does not own by purchasing an equivalent number of shares of the borrowed security on the open market and delivering them to the broker. The Underlying Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Underlying Fund may be prematurely forced to close out a short position if the broker demands the return of the borrowed security. The Portfolio incurs a loss if the Underlying Fund is required to buy the security at a time when the security has appreciated in value from the date of the short sale.

Until the Underlying Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Underlying Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Underlying Fund’s ability to access the segregated collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract and the Underlying Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Underlying Fund may obtain only a limited recovery or may obtain no recovery in these circumstances.

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The Underlying Fund will incur increased transaction costs associated with selling securities short. In addition, taking short positions results in a form of leverage which creates special risks discussed above.

SUBSIDIARY RISK. Certain Underlying Funds may invest through a wholly-owned subsidiary (the “Cayman Subsidiary”). The Cayman Subsidiary, unlike the Underlying Fund, may invest without limitation in commodity-linked derivatives. By investing in the Cayman Subsidiary, the Underlying Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The derivatives and other investments held by the Cayman Subsidiary are generally similar to those that are permitted to be held by the Underlying Fund and are subject to the same risks that apply to similar investments if held directly by the Underlying Fund. There can be no assurance that the investment objective of the Cayman Subsidiary will be achieved. The Cayman Subsidiary is not registered under 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Accordingly, the Underlying Fund, as the sole investor in the Cayman Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Underlying Fund and/or the Cayman Subsidiary to operate as described in the Underlying Fund’s prospectus and the statement of additional information and could adversely affect the Cayman Subsidiary and the Underlying Fund and its shareholders, including a Portfolio. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax or withholding tax on the subsidiary. If this were to change, the subsidiary may have to pay such taxes and Underlying Fund shareholders will experience decreased returns.

Additionally, as a regulated investment company, each Underlying Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Each Underlying Fund that invests in a Cayman Subsidiary expects to treat the income it derives from the Cayman Subsidiary as qualifying income based on the principles underlying a number of private letter rulings provided to third-parties not associated with the Underlying Fund. However, an Underlying Fund is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS recently issued proposed regulations that, if finalized, would generally treat an Underlying Fund’s income inclusion with respect to a Cayman Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Cayman Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. If the IRS were to change its position with respect to the conclusions reached in these private letter rulings, the income and gains from an Underlying Fund’s investment in a Cayman Subsidiary might be non-qualifying income, and there is a possibility such change in position might be applied to the Underlying Fund retroactively, in which case the Underlying Fund might not qualify as a regulated investment company for one or more years.

Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

UNDERLYING POOLS RISK. Underlying Pools are subject to investment advisory and other expenses, which will be indirectly paid by the Portfolio as an investor in swaps whose returns are based on the returns of Underlying Pools. As a result, the cost of investing in the Portfolio may be higher than the cost of investing directly in an Underlying Pool. The Underlying Pools will pay management fees, brokerage commissions and operating expenses, and may also pay performance based fees to each Underlying Pool manager, which may be reflected in the return earned by the Portfolio on swaps based on Underlying Pools. Underlying Pools are subject to specific risks, depending on the nature of the fund. There is no guarantee that any of the trading strategies used by the managers retained by an Underlying Pool will be profitable or avoid losses and, therefore, that the Portfolio’s investments based on these Underlying Pools will not lose money. The Underlying Pools on which a portion of the Portfolio’s returns will be based are not registered investment companies and, therefore, will not be subject to the same controls and regulatory protections as registered investment companies.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Additional Investment Strategies for the Saratoga Portfolios

As an additional non-principal investment strategy, the Portfolios may invest in individual securities and exchange-traded notes (“ETNs”).

Additional Investment Strategies for the Asset Allocation Portfolios

When the Manager believes market conditions are unfavorable, the Manager may attempt to “hedge” a Portfolio with defensive positions and strategies using derivative instruments (e.g., exchange-traded futures and options, and other derivatives such as swaps, options on swaps, and caps and floors).

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A Portfolio is not required to use hedging and may choose not to do so even in unfavorable conditions. As an additional non-principal investment strategy, the Portfolios may invest in individual securities and exchange-traded notes.

General Investment Policies of the Asset Allocation Portfolios

Temporary or Cash Investments. Under normal market conditions, the Portfolios will stay fully invested according to their principal investment strategies as noted above. The Portfolios, however, may temporarily depart from their principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments, including affiliated and unaffiliated instruments, for temporary defensive purposes in response to adverse conditions, including adverse market, economic or political conditions, amongst others. This may result in the Portfolios not achieving their investment objectives during that period. To the extent that the Portfolios use a money market fund for their cash position, there will be some duplication of expenses because the Portfolios would bear their pro rata portion of such money market fund’s advisory fees and operational expenses.

Change in Investment Objective and Strategies. Each Portfolio’s investment objective and strategies, including the principal investment strategies are non-fundamental and may be changed by the Board without the approval of the Portfolio’s shareholders.

Additional Risk Information (Asset Allocation Portfolios only)

While the Portfolios intend to primarily allocate their assets to investments in the Underlying Funds, a Portfolio may be exposed to the investment risks described above under “Principal Investment Risks” to the extent such Portfolio directly invests in individual securities and ETNs.

PORTFOLIO HOLDINGS

A description of the Portfolios’ policies and procedures with respect to the disclosure of each of the Portfolios’ securities is available in the Trust’s Statement of Additional Information.

The Trust discloses each Portfolio’s top holdings on a calendar quarter basis with a one to three-week lag on its public website until they are included in the Trust’s next shareholder report or quarterly report. Each Portfolio will make available complete month-end portfolio holdings information with a 30-day lag. Such information can be obtained by calling 1-800-807-FUND.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 1-800-807-FUND.

MANAGEMENT OF THE PORTFOLIOS

The Manager

Saratoga Capital Management, LLC (“SCM”), a registered investment adviser, serves as the Trust’s Manager and is located at 1616 N. Litchfield Rd., Suite 165, Goodyear, Arizona 85395. The Manager is a Delaware limited liability company. As of September 30, 2018, the Manager had approximately $1.30 billion in assets under management. The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC that permits the Manager to enter into investment advisory agreements with advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, may select Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements, including fees, without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. This means that the Manager can reduce the sub- advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Manager or the Adviser is not required to disclose its contractual fee arrangements with any sub-adviser. The Manager compensates each Adviser out of its management fee.

The total amount of investment management fees payable by each Portfolio to the Manager may not be changed without shareholder approval. The management fee for each Portfolio is computed daily and paid monthly at the following annual percentage rates of the average daily net assets of the Portfolios:

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Portfolio	Management Fee
Conservative Balanced Allocation Portfolio	0.90%
Moderately Conservative Balanced Allocation Portfolio	0.90%
Moderate Balanced Allocation Portfolio	0.90%
Moderately Aggressive Balanced Allocation Portfolio	0.90%
Aggressive Balanced Allocation Portfolio	0.90%
U.S. Government Money Market Portfolio	0.475%
Investment Quality Bond Portfolio	0.55%
Municipal Bond Portfolio	0.55%
Large Capitalization Value Portfolio	0.65%
Large Capitalization Growth Portfolio	0.65%
Mid Capitalization Portfolio	0.75%
Small Capitalization Portfolio	0.65%
International Equity Portfolio	0.75%
Health & Biotechnology Portfolio	1.25%
Technology & Communications Portfolio	1.25%
Financial Services Portfolio	1.25%
Energy & Basic Materials Portfolio	1.25%

Expense Reductions and Reimbursements and Net Expenses. The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each, an "Expense Cap"). Under the terms of the Expense Agreement, fees waived and expenses paid by the Manager are subject to reimbursement by the relevant class of the Portfolio within three (3) years of the end of the fiscal year in which such management fees were waived or expenses were paid. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by a Portfolio if it would result in that Portfolio exceeding its current Expense Cap. Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap. The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice. Currently, the Manager is voluntarily limiting total annual operating expenses of the Portfolios as follows:

Portfolio	Expense Cap
Large Capitalization Growth Portfolio	2.60%
Large Capitalization Value Portfolio	2.60%
Mid Capitalization Portfolio	2.60%
Small Capitalization Portfolio	2.60%
Investment Quality Bond Portfolio	1.90%
Municipal Bond Portfolio	1.90%
U.S. Government Money Market Portfolio	1.75%
Health & Biotechnology Portfolio	3.00%
Technology & Communications Portfolio	3.00%
Financial Services Portfolio	3.00%
Energy & Basic Materials Portfolio	3.00%

Portfolio Expenses. The International Equity Portfolio is responsible for its own operating expenses. Pursuant to an Operating Expense Limitation Agreement, the Manager and Smith Group have agreed to waive their management fees and/or Smith Group has agreed to pay expenses of the Portfolio to ensure that the total amount of Portfolio operating expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) do not exceed 1.25% of the Portfolio’s average net assets for Class I shares through December 31, 2019, subject thereafter to annual re-approval of the agreement by the Board of Trustees. Any reduction in advisory fees or payment of expenses made by the Manager or Smith Group may be reimbursed by the Portfolio in subsequent fiscal years if the Manager or Smith Group so requests. This reimbursement may be requested if the aggregate amount actually paid by the Manager or Smith Group toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Portfolio expenses.

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The Manager and Smith Group are permitted to be reimbursed by the Portfolio for management fees waived and/or expense payments made by the Manager or Smith Group within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current Expense Cap, whichever is less. Any such reimbursement will be reviewed and approved by the Board of Trustees. The Portfolio must pay its current ordinary operating expenses before the Manager and Smith Group are entitled to any reimbursement of management fees and/or expenses. This Operating Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees.

In addition, each Asset Allocation Portfolio is responsible for its own operating expenses. Pursuant to an Operating Expense Limitation Agreement between the Manager and the Asset Allocation Portfolios, the Manager has agreed to waive its management fees and/or pay expenses of the Portfolios to ensure that the total amount of Portfolio operating expenses (excluding front end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses for a Portfolio) do not exceed 0.79% of a Portfolio’s average net assets for Class I shares through December 31, 2019, subject thereafter to annual re-approval of the agreement by the Board of Trustees (the “Expense Cap”). Any reduction in management fees or payment of expenses made by the Manager may be reimbursed by a Portfolio in subsequent fiscal years if the Manager so requests. This reimbursement may be requested if the aggregate amount actually paid by the Manager toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Portfolio expenses. The Manager is permitted to seek reimbursement from the Portfolios for management fees waived and/or expense payments made by the Manager within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause a Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current Expense Cap, whichever is less. Any such reimbursement will be reviewed and approved by the Board of Trustees. A Portfolio must pay its current ordinary operating expenses before the Manager is entitled to any reimbursement of management fees and/or expenses. This Operating Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees.

The Expense Cap in place for each Asset Allocation Portfolio and the International Equity Portfolio are shown in the table below:

Portfolio	Expense Cap
International Equity Portfolio	1.25%
Conservative Balanced Allocation Portfolio	0.79%
Moderately Conservative Balanced Allocation Portfolio	0.79%
Moderate Balanced Allocation Portfolio	0.79%
Moderately Aggressive Balanced Allocation Portfolio	0.79%
Aggressive Balanced Allocation Portfolio	0.79%

The Advisers

The following sets forth certain information about each of the Advisers:

SCM, a registered investment adviser, serves as the Trust’s Manager and Adviser to the Conservative Balanced Allocation Portfolio, Moderately Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio, Aggressive Balanced Allocation Portfolio, Investment Quality Bond Portfolio and Municipal Bond Portfolio. SCM, which is located at 1616 N. Litchfield Rd., Suite 165, Goodyear, Arizona 85395, had approximately $1.30 billion in assets under management as of September 30, 2018.

CLS Investments, LLC (“CLS”), a registered investment adviser, serves as Adviser to the U.S. Government Money Market Portfolio. CLS (including its predecessor corporation) has been an investment adviser to individuals, employee benefit plans, trusts, investment companies and corporations since 1989. CLS is located at 17605 Wright Street, Omaha, NE 68130. As of September 30, 2018, CLS had approximately $9.0 billion in assets under management. CLS is an affiliate of Gemini Fund Services, LLC, the Trust’s Administrator/Transfer Agent, and Northern Lights Distributors, LLC, the Trust’s Distributor.

M.D. Sass Investors Services, Inc. (“M.D. Sass”), a registered investment adviser founded in 1972, serves as the Adviser to the Large Capitalization Value Portfolio. M.D. Sass is a privately-owned investment manager for family offices, high net worth individuals, and institutional investors such as corporations, endowments and foundations.

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As of September 30, 2018, M.D. Sass advised accounts having assets of approximately $6 billion. M.D. Sass is located at 55 West 46th Street, 28th Floor, New York, New York 10036.

Oak Associates ltd. (“Oak Associates”), a registered investment adviser, located at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333-8355, serves as the Adviser to the Health & Biotechnology Portfolio and the Technology & Communications Portfolio. Oak Associates advises mutual funds and other investors. As of September 30, 2018, Oak Associates had approximately $1.8 billion in assets under management.

Smith Group Asset Management (“Smith Group”), a registered investment adviser, located at 100 Crescent Court, Suite 1150, Dallas, Texas, 75201, serves as the Adviser to the Large Capitalization Growth Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio and International Equity Portfolio. Smith Group advises institutional, high net worth and mutual fund clients. Smith Group managed assets of approximately $3.87 billion as of September 30, 2018.

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), a registered investment adviser located at 600 Travis, Suite 6300, Houston, Texas 77002, serves as the Adviser to the Mid Capitalization Portfolio. With approximately $13.3 billion of assets under management as of September 30, 2018, Vaughan Nelson provides investment services to foundations, endowments, institutions, corporate pension funds, mutual funds and families/individuals.

Zacks Investment Management, Inc. (“Zacks”), a registered investment adviser, serves as the Adviser to the Small Capitalization Portfolio. Zacks, located at 227 W. Monroe Street, Suite 4350, Chicago, Illinois 60606, is a wholly- owned subsidiary of Zacks Investment Research. Zacks acts as an investment manager for individuals and institutions. As of September 30, 2018, Zacks had approximately $7 billion in assets under management.

A discussion regarding the basis for the Board of Trustee’s approval of the Investment Management Agreement for the Asset Allocation Portfolios and the Advisory Agreement pertaining to the International Equity Portfolio is available in the Portfolios’ Semi-Annual Report to Shareholders for the fiscal period ended February 28, 2018. A discussion regarding the basis for the Board of Trustees’ approval of the Investment Management Agreement and the Advisory Agreements of the other Portfolios in this Prospectus is available in the Portfolios’ Annual Report to Shareholders for the fiscal year ended August 31, 2018.

Administration

The Bank of New York Mellon, located at 240 Greenwich Street, New York, New York 10286, is the custodian of the assets of the Trust.

Gemini Fund Services, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as the Trust's transfer agent (the “Transfer Agent”).

Gemini Fund Services, LLC, located at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, provides administrative (including custody administration) and fund accounting services to the Trust. As such, they manage the administrative affairs of the Trust, calculate the NAV of the shares of each Portfolio, and create and maintain the Trust's required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of each Portfolio called "net asset value" or “NAV” is based on the value of the Portfolio's investments. The NAV per share of each Portfolio is determined once daily at the close of trading on the NYSE (typically 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

Generally, a Portfolio’s securities are valued each day at the last quoted sales price on each security’s primary securities exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign, and including the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”)) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary securities exchange (or in the case of NASDAQ securities, at the NASDAQ Official Closing Price) or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the primary exchange.

When a market price is not readily available, including circumstances under which the Manager or an Adviser determines that a security’s market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Trust's Board of Trustees. In these cases, the Portfolio's NAV will reflect certain portfolio securities' fair value rather than their market price.

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All securities held by the U.S. Government Money Market Portfolio and debt securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees. Securities also may be fair valued in the event of a development affecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. To the extent a Portfolio invests in ETFs, such Portfolio’s NAV is calculated, in relevant part, based upon the NAV of such ETFs (which are registered open-end management investment companies). The prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

PURCHASE OF SHARES

Purchase of shares of a Portfolio must be made through a Financial Intermediary having a sales agreement with Northern Lights Distributors, LLC, the Trust's distributor (the "Distributor"), or through a broker or intermediary designated by that Financial Intermediary, or directly through the Transfer Agent. Shares of a Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. Purchase requests received by the Trust in good order prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Requests received after the close of regular trading will receive the NAV per share determined on the following business day. A purchase order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary, or a broker or intermediary designated by a Financial Intermediary, authorized to accept purchase orders on behalf of the Trust. The Portfolios, however, reserve the right, in their sole discretion, to reject any application to purchase shares. Make all checks payable to a Portfolio. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institution, or credit union in U.S. funds for the full amount of the shares to be purchased. The Portfolios do not accept payment in cash, including cashier’s checks or money orders. Also to prevent check fraud, the Portfolios will not accept third party checks, U.S. Treasury checks, credit card checks, or starter checks for the purchase of shares.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available. The Trust offers several classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. Not all share classes may be available for purchase in all states. For more information regarding the purchase of shares, contact the Trust at 1-800-807-FUND.

Note: Gemini Fund Services, LLC, the Portfolios’ Transfer Agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Portfolios, for any check returned to the Transfer Agent for insufficient funds.

Information regarding transaction processing and the establishment of new accounts should be sent to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

If you wish to wire money to make a subsequent investment in a Portfolio, contact the Trust at 1-800-807-FUND to receive wiring instructions and to notify the Trust that a wire transfer is coming.

Any commercial bank can transfer same-day funds by wire. The Trust will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Trust’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

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PURCHASE OF SHARES IN GOOD ORDER. All purchase requests directly through the Transfer Agent must be received by the Transfer Agent in “good order.” This means that your request must include:

•                     The Portfolio and account number.

•                     The amount of the transaction (in dollars or shares).

•                     Accurately completed orders.

•                     Any supporting legal documentation that may be required.

If you are purchasing shares through a Financial Intermediary, please consult your intermediary for purchase instructions. Orders to purchase shares through a Financial Intermediary will be effected at the NAV per share next determined after the purchase order has been received in good order by the Financial Intermediary. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The investors are solely responsible for determining their risk tolerances, investment objectives and which Portfolios are appropriate for them to invest in. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Trust shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Financial Intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus.

Your Financial Intermediary will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account we will ask your name, address, date of birth and other information that will allow us to identify you. If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and /or tax penalties) or take any other action required by law.

INVESTMENT ADVISORY PROGRAMS. The Trust is designed to allow Consulting Programs and other investment advisory programs to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad of available choices. Generally, the Consulting Programs provide advisory services in connection with investments among the Portfolios by identifying the investor's risk tolerance and investment objectives through evaluation of an investor questionnaire; identifying and recommending an appropriate allocation of assets among the Portfolios that is intended to conform to such risk tolerance and objectives in a recommendation; and providing, on a periodic basis, an analysis and evaluation of the investor's account and recommending any appropriate changes in the allocation of assets among the Portfolios. The investment advisers for the Consulting Programs are also responsible for reviewing the asset allocation recommendations and performance reports with the investor, providing any interpretations, monitoring identified changes in the investor's financial characteristics and the implementation of investment decisions.

With respect to the Saratoga Portfolios, the investment advisers in the Consulting Programs may use the Manager's SaratogaSHARP® Program in assisting their clients in translating investor needs, preferences and attitudes into suggested portfolio allocations. In addition, the Manager may provide some or all of the administrative services to the investment advisers for the Consulting Programs such as the preparation, printing and processing of investment questionnaires and investment literature and other client communications. The Manager receives a fee from the investment adviser for these services.

With respect to the Saratoga Portfolios, the additional fee payable by the client for the Consulting Programs is subject to negotiation between the client and his or her investment advisor and is paid directly by each advisory client to his or her investment advisor either by redemption of Portfolio shares or by separate payment.

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OTHER ADVISORY PROGRAMS. Shares of the Portfolios are also available for purchase by certain registered investment advisers (other than the investment advisers for the Consulting Programs) as a means of implementing asset allocation recommendations based on an investor's investment objectives and risk tolerance. In order to qualify to purchase shares on behalf of its clients, the investment advisor must be approved by the Manager. Investors purchasing shares through these investment advisory programs will bear different fees for different levels of services as agreed upon with the investment advisers offering the programs. Registered investment advisers interested in utilizing the Portfolios for the purposes described above should call 1-800-807-FUND (1-800-807-3863).

CONTINUOUS OFFERING. For Class I shares of the Trust’s Portfolios described in this Prospectus (other than the Asset Allocation Portfolios) the minimum initial investment in the Trust is generally $10,000 and the minimum initial investment in any individual Portfolio (other than the U.S. Government Money Market Portfolio) is generally $250 (there is no minimum investment for the U.S. Government Money Market Portfolio). The minimum initial investment for the Asset Allocation Portfolios is generally $2,500. The minimum subsequent investment in the Trust is $100. There is no minimum subsequent investment for any Portfolio. For employees and relatives of the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment in the Trust is $1,000 with no individual Portfolio minimum. There is no minimum initial investment and no minimum subsequent investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder's designated account. For further information regarding the Automatic Investment Plan, shareholders should contact their Consulting Broker or the Trust at 1-800-807-FUND (1-800-807-3863).

The sale of shares will be suspended during any period when the determination of NAV is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

Generally, each Portfolio reserves the right to reject any purchase requests, including exchanges from other Saratoga Portfolios, which it regards as disruptive to efficient Portfolio management. A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.

FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES

“Market-timing” often times involves the frequent purchases and redemptions of shares of the Portfolios by shareholders, and “market-timing” may present risks for other shareholders of the Portfolios, which may include, among other things, dilution in the value of Portfolio shares held by long-term shareholders, interference with the efficient management of the Trust’s Portfolios, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolios to hold excess levels of cash.

Short term trading strategies also present certain risks based on a Portfolio’s investment objective, strategies and policies. To the extent that a Portfolio invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences. The foreign securities in which a Portfolio invests may be traded on foreign markets that close well before the Portfolio calculates its NAV. This gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. A market timer may seek to capitalize on these time zone differences by purchasing shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation, that are likely to result in higher prices in foreign markets the following day (“time zone arbitrage”).

The market timer might redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). To the extent that a Portfolio invests in small capitalization securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds (also referred to as junk bonds) or municipal bonds, a Portfolio may be adversely affected by price arbitrage trading strategies.

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The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Trust does not accommodate frequent purchases and sales by Portfolio shareholders. With the exception of the U.S. Government Money Market Portfolio, shareholders will be charged a redemption fee of 2% of the value of shares being redeemed, if shares are redeemed within 30 days of purchase. The Trust’s policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the “SHAREHOLDER INFORMATION-Purchase of Shares” and “SHAREHOLDER INFORMATION-Redemption of Shares” sections of this Prospectus.

Except as described in these sections, the Trust’s policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. The Trust requires all intermediaries to enforce all of the Trust’s policies contained in this Prospectus and in the Trust’s Statement of Additional Information. Omnibus accounts intermediaries generally do not identify customers’ trading activity to the Trust on an individual basis. The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor frequent short-term trading within the Portfolios by the Financial Intermediary’s customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including terminating the relationship. There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemption transactions involving a Portfolio may result in a Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges. Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

REDEMPTION OF SHARES

Shares of a Portfolio may be redeemed on any day that the Portfolio calculates its NAV. Redemption requests received by the Trust in good order prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Redemption requests received by the Trust after the close of regular trading on the NYSE will be effected at the NAV next determined by the Trust. Orders to redeem shares through a Financial Intermediary will receive the NAV per share next determined after the redemption request has been received in good order by the Financial Intermediary. A redemption order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary authorized to accept redemption orders on behalf of the Trust. A Portfolio is required to transmit redemption proceeds for credit to the shareholder's account within seven days after receipt of a redemption request. However, payments for redemptions of shares purchased by check will not be transmitted until the check clears.

Redemption requests may be given to a Financial Intermediary having a selling agreement with the Distributor. The Financial Intermediary is responsible for transmitting such redemption requests to the Trust's Transfer Agent. Redemption requests also may be given directly to the Transfer Agent, if the shareholder purchased shares directly through the Transfer Agent. In order to be effective, redemption requests of a shareholder in the event of death, divorce or other legal matter may require the submission of documents commonly required to assure the safety of a particular account. Generally, all redemptions will be for cash. The Portfolios typically expect to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. These methods may be used during both normal and stressed market conditions.The agreement relating to participation in a Consulting Program between a client and the investment adviser typically will provide that, absent separate payment by the participant, fees charged pursuant to that agreement may be paid through automatic redemptions of a portion of the participant's Trust account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Written Redemption Requests. To redeem shares by mail, send a written redemption request in good order to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC, P.O. Box 541150 Omaha, NE 68154	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2, Omaha, NE 68130

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Receipt of a redemption order by the U.S. Postal Service (“USPS”) does not constitute receipt of such an order by the Trust or its Transfer Agent. Requests sent via the USPS will be processed at the NAV on the business day the request is received in good order at the Trust’s Transfer Agent. There may be a delay between the time the request reaches the P.O. Box and the time of the Trust’s receipt of the request, which may affect the NAV at which the request is processed. Regular mail is retrieved from the Transfer Agent’s post office box at least once a day by 12:00 p.m., Eastern Time and overnight mail is processed as received by the Transfer Agent from the delivery service. In both cases, processing of redemption requests is subject to the provisions described above in the opening paragraph in this section.

Redeeming by Telephone. The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Trust and instruct it to remove this privilege from your account. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-807-FUND (1-800-807-3863). The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Trust reserves the right to suspend the telephone redemption privileges with respect to your account if the names(s) or the address on the account has been changed within the previous 30 days. Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for any loss, damage, cost or expenses in acting on telephone instructions if they reasonably believe such telephone instructions to be genuine and you will be required to bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions. If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to the Transfer Agent to cover costs associated with the transfer but the Transfer Agent does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

When Redemptions are Sent. Once the Trust receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared. Redemption proceeds requested to be sent via wire or ACH are typically sent 1-3 business days after the redemption request was received in “good order.” Redemption proceeds requested to be sent via check are typically mailed via USPS 2-3 business days after the redemption request was received in “good order.”

Good Order. Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

The request should be in writing indicating the number of shares or dollar amount to be redeemed; The request must identify your account number;

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

If you request the redemption proceeds to be sent to a person, bank or an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Medallion Signature Guarantee. Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

(1)     Re-registration of the account.

(2)     Changing bank wiring instructions on the account.

(3)     Name change on the account.

(4)     Setting up/changing systematic withdrawal plan to a secondary address.

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(5)     Redemptions greater than $100,000.

(6)     Any redemption check that is being mailed to a different address than the address of record.

(7)     Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker- dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

REDEMPTION FEE. You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of a Portfolio (except for the U.S. Government Money Market Portfolio) within 30 days of purchase. The redemption fee is paid directly to the Portfolio from which the redemption is made and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares that are sold, which have been acquired through the reinvestment of dividends or distributions paid by the Portfolio.

The following exchanges are exempt from the 2% redemption fee: (i) responses to the SaratogaSHARP® asset allocation program’s allocations and reallocations and fees charged to participants in connection thereto; (ii) exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the Trust’s Transfer Agent with documents evidencing such; (iii) exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans); (iv) redemptions pursuant to systematic withdrawal plans; and (v) exchanges in response to tactical asset allocation programs’ allocations and reallocations, as approved by the Trust’s CCO and/or one of the Trust’s principal officers.

Financial Intermediaries of omnibus accounts generally do not identify customers’ trading activity to the Trust on an individual basis. Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited.

Consequently, the Trust must rely on the Financial Intermediary to monitor redemptions within the Trust’s Portfolios by the Financial Intermediary’s customers and to collect the Portfolios’ redemption fee from their customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including termination of the relationship.

INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $7,500 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio's NAV or redemptions to pay fees for Consulting Programs, after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor's cost of the investment or may result in the realization of taxable capital gains.

REDEMPTION–IN-KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Redemption in-kind proceeds will typically be made by delivering a pro-rata amount of a Portfolio’s holdings that are readily marketable securities to the redeeming shareholder within seven days after the Portfolio’s receipt of the redemption order. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio of the same class at their respective NAVs. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief. An exchange of shares generally is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

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With regard to redemptions and exchanges made by telephone, the Distributor and the Trust's Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND DISTRIBUTIONS. Each Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Portfolio generally pays no federal income tax on the income and gains it distributes to you. Each Portfolio, except the U.S. Government Money Market Portfolio, the Municipal Bond Portfolio and the Investment Quality Bond Portfolio, declares and pays dividends from net investment income, if any, annually. Dividends attributable to the net investment income of the U.S. Government Money Market Portfolio, the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will be declared daily and paid monthly. Shareholders of those Portfolios receive dividends from the day following the purchase settlement up to and including the date of redemption settlement. Distributions of net realized long-term and short-term capital gains, if any, earned by a Portfolio will be made annually. Each Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio. Net investment income (i.e., income other than long and short-term capital gains) and net realized long and short-term capital gains will be determined separately for U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio and Energy & Basic Materials Portfolio. Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current NAV) in additional shares of that Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash.

ANNUAL STATEMENTS. You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous calendar year, if any. The statement provides information on your dividends and capital gains for tax purposes.

If any dividends are declared in October, November or December to shareholders of record in such months and paid in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31 of the prior year. The Portfolios may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Portfolios make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Portfolios will send you a corrected Form 1099-DIV to reflect reclassified information, or adjust the cost basis of any covered shares (defined below).

AVOID “BUYING A DIVIDEND.” At the time you purchase your Portfolio shares, a Portfolio’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Portfolio. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. For example, if you buy shares in the Portfolio shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. This is known as “buying a dividend.”

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust. Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another Portfolio.

TAXES ON DISTRIBUTIONS. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income.

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Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. Certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains if certain holding period and other requirements are satisfied. However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses. Certain ordinary income dividends received by corporations may be eligible for the corporate dividends received deduction if certain holding period and other requirements are satisfied. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Given the investment strategies of the Investment Quality Bond Portfolio, Municipal Bond Portfolio and U.S. Government Money Market Portfolio, it is not anticipated that a significant portion of the ordinary income dividends paid by these Portfolios will be taxed at the same rate as long-term capital gains, or will be eligible for the corporate dividends received deduction.

With respect to the Municipal Bond Portfolio, distributions designated as "exempt–interest dividends" generally will be exempt from federal income tax. However, income exempt from federal income tax may be subject to state or local tax. In addition, income derived from certain municipal securities may be subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes.

Although interest on these securities generally is exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.

If you borrow money to purchase shares of the Portfolio, the interest on the borrowed money generally is not deductible for personal income tax purposes.

OTHER. Portfolio distributions and gains from the sale or exchange of your Portfolio shares also may be subject to state and local taxes. If more than 50% of a Portfolio's assets are invested in foreign securities at the end of any fiscal year, or if at least 50% of the value of a Portfolio’s assets at the close of each quarter of its taxable year consists of interests in Underlying Funds that are regulated investment companies, the Portfolio may elect to permit shareholders to generally take a credit or deduction on their federal income tax return for foreign taxes paid (or deemed to be paid) by the Portfolio (subject to various limitations). In such a case shareholders would also need to include such foreign taxes in income.

Portfolio investments in Underlying Funds could affect the amount, timing and character of distributions to shareholders, as compared to a fund that directly invests in stocks, securities or other investments.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of a Portfolio's shares and reinvests in that Portfolio's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Internal Revenue Code.

COST BASIS. A Portfolio (or its administrative agents) is required to report to the Internal Revenue Service and furnish to Portfolio shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012, and sold on or after that date). In the absence of an election, the Portfolios will use a default cost basis method which is the average cost method. The cost basis method elected by a Portfolio shareholder (or the cost basis method applied by default) for each sale of Portfolio shares may not be changed after the close of business on the trade date of each such sale of Portfolio shares. Portfolio shareholders should consult with their tax advisers prior to making redemptions to determine the best Internal Revenue Service accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.

MEDICARE TAX. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

108

BACK-UP WITHHOLDING. By law, a Portfolio must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security number or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount is currently 24% of your taxable distributions or redemption proceeds. When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

FOREIGN SHAREHOLDERS. Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Portfolio, as discussed in more detail in the Statement of Additional Information.

This discussion of “Tax Consequences” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Portfolio.

ADDITIONAL INFORMATION

The Manager and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolios) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolios’ shares. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of shares of the Portfolios over other investment options. Any such payments will not change the NAV of the price of the Portfolios’ shares.

In addition, the Portfolios or the Distributor also may make payments to financial intermediaries for certain administrative services, including recordkeeping, sub-accounting and sub-transfer agency of shareholder accounts pursuant to an administrative services agreement with the Portfolios and/or their agents.

The fees payable by the Portfolios under this category of services are subject to certain limitations approved by the Board of Trustees of the Trust and, to the extent paid, will increase expenses of the Portfolios. These expenses are not separately identified in the fee table under the sections titled “Portfolio Summary – Fees and Expenses of the Portfolio” in this Prospectus, but are included within “Other Expenses” in the fee tables.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The financial highlights tables are intended to help you understand each Portfolio's financial performance for the periods shown. The total returns in the table represent the rate an investor would have earned or lost on an investment in each respective Portfolio (assuming reinvestment of all dividends and distributions).

The information for the Conservative Balanced Allocation Portfolio, Moderately Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio and Aggressive Balanced Allocation Portfolio for the period December 29, 2017 (inception of each Portfolio) through the fiscal year ended August 31, 2018 and the information for the U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio and the Mid Capitalization Portfolio for the fiscal years ended August 31, 2018, August 31, 2017, August 31, 2016, August 31, 2015 and August 31, 2014, has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements are included in the Portfolios’ August 31, 2018 Annual Report, which is available upon request.

109

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Aggressive Balanced Allocation Portfolio - Class I Shares

	For the Period
	December 29,
	2017 (1) to
	August 31,
	2018
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.04
Net realized and unrealized gain	0.39
Total from investment operations	0.43
Net Asset Value, Beginning of Period	$10.43
Total Return*		4.30%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$607
Ratio of gross operating expenses to average net assets	3.07	% (3,4)
Ratio of net operating expenses to average net assets	0.35	% (3,4)
Ratio of net investment income after expense reimbursement/recoupment to average net assets	0.64	% (3,4)
Portfolio Turnover Rate	8	% (5)

	Conservative Balanced Allocation Portfolio - Class I Shares

	For the Period
	December 29,
	2017 (1) to
	August 31,
	2018
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.06
Net realized and unrealized gain	0.27
Total from investment operations	0.33
Net Asset Value, Beginning of Period	$10.33
Total Return*		3.30%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$937
Ratio of gross operating expenses to average net assets	2.59	% (3,4)
Ratio of net operating expenses to average net assets	0.49	% (3,4)
Ratio of net investment income after expense reimbursement/recoupment to average net assets	0.83	% (3,4)
Portfolio Turnover Rate	4	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares
110

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	Moderate Balanced Allocation Portfolio - Class I Shares

	For the Period
	December 29,
	2017 (1) to
	August 31,
	2018
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (2)	0.05
Net realized and unrealized gain	0.38
Total from investment operations	0.43
Net Asset Value, End of Period	$10.43
Total Return *		4.30%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$588
Ratio of gross operating expenses to average net assets	2.87	% (3,4)
Ratio of net operating expenses to average net assets	0.36	% (3,4)
Ratio of net investment income after expenses reimbursement/recoupment to average net assets	0.73	% (3,4)
Portfolio Turnover Rate	7	% (5)

	Moderately Aggressive Balanced Allocation Portfolio - Class I Shares

	For the Period
	December 29,
	2017 (1) to
	August 31,
	2018
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (2)	0.03
Net realized and unrealized gain	0.32
Total from investment operations	0.35
Net Asset Value, End of Period	$10.35
Total Return *		3.50%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$397
Ratio of gross operating expenses to average net assets	3.12	% (3,4)
Ratio of net operating expenses to average net assets	0.32	% (3,4)
Ratio of net investment income after expenses reimbursement/recoupment to average net assets	0.51	% (3,4)
Portfolio Turnover Rate	0	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.
111

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	Moderately Conservative Balanced Allocation Portfolio - Class I Shares

	For the Period
	December 29,
	2017 (1) to
	August 31,
	2018
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.04
Net realized and unrealized gain	0.21
Total from investment operations	0.25
Net asset, end of period (000s)	$10.25
Total Return *		2.50%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$743
Ratio of gross operating expenses to average net assets	2.37	% (3,4)
Ratio of net operating expenses to average net assets	0.41	% (3,4)
Ratio of net investment income after expenses reimbursement/recoupment to average net assets	0.58	% (3,4)
Portfolio Turnover Rate	0	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

112

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Large Capitalization Value Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$23.77	$20.85	$21.70	$22.66	$16.71
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.10	0.07	0.10	0.09	0.01
Net realized and unrealized gain (loss)	0.71	2.85	(0.50)	(1.05)	5.99
Total from investment operations	0.81	2.92	(0.40)	(0.96)	6.00
Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.05)
Distributions from realized gains	(0.78)	—	(0.45)	—	—
Distributions from return of capital	(1.02)	—	—	—	—
Total dividends and distributions	(1.80)	—	(0.45)	—	(0.05)
Redemption Fees	—	—	— **	— **	— **
Net Asset Value, End of Year	$22.78	$23.77	$20.85	$21.70	$22.66
Total Return*	3.58%	14.00%	(1.77)%	(4.24)%	35.98%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$14,930	$17,247	$18,469	$23,087	$28,099
Ratio of gross operating expenses to average net assets (2)	1.22%	1.24%	1.24%	1.16%	1.21%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.45%	0.30%	0.48%	0.41%	0.05%
Portfolio Turnover Rate	100%	65%	79%	101%	104%

	Large Capitalization Growth Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$25.48	$26.87	$27.21	$26.55	$22.08
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	—	(0.01)	0.26	0.07	0.07
Net realized and unrealized gain (loss)	7.68	3.76	2.12	1.94	5.24
Total from investment operations	7.68	3.75	2.38	2.01	5.31
Dividends and Distributions:
Dividends from net investment income	—	(0.25)	—	(0.01)	(0.06)
Distributions from realized gains	(1.55)	(4.89)	(2.72)	(1.34)	(0.78)
Total dividends and distributions	(1.55)	(5.14)	(2.72)	(1.35)	(0.84)
Redemption Fees	—	—	— **	— **	— **
Net Asset Value, End of Year	$31.61	$25.48	$26.87	$27.21	$26.55
Total Return*	31.33%	17.04%	8.92%	7.61%	24.38%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$29,936	$26,906	$31,109	$33,247	$28,759
Ratio of gross operating expenses to average net assets (3)	1.14%	1.22%	1.21%	1.16%	1.21%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.00%	(0.04)%	0.96%	0.26%	0.26%
Portfolio Turnover Rate	74%	97%	160%	27%	14%
1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

2) Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Large Cap Value Portfolio:
	1.22%	1.24%	1.24%	1.16%	1.12%
3) Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Large Cap Growth Portfolio:
	1.14%	1.22%	1.21%	1.16%	1.21%
* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.
**Per share amount represents less than $0.01 per share.

113

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Mid Capitalization Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$12.87	$12.96	$14.00	$15.48	$13.64
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.05	0.05	(0.01)	(0.02)	(0.08)
Net realized and unrealized gain (loss)	1.57	0.76	(0.45)	0.65	3.41
Total from investment operations	1.62	0.81	(0.46)	0.63	3.33
Dividends and Distributions:
Dividends from net investment income	(0.06)	—	—	—	—
Distributions from realized gains	(0.95)	(0.90)	(0.58)	(2.11)	(1.49)
Total dividends and distributions	(1.01)	(0.90)	(0.58)	(2.11)	(1.49)
Redemption Fees	—	— **	— **	— **	—
Net Asset Value, End of Year	$13.48	$12.87	$12.96	$14.00	$15.48
Total Return*	13.17%	6.55%	(3.10)%	4.51%	25.76%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$10,224	$10,306	$11,889	$14,541	$14,778
Ratio of gross operating expenses to average net assets (2)	1.45%	1.61%	1.60%	1.40%	1.47%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.40%	0.40%	(0.10)%	(0.12)%	(0.54)%
Portfolio Turnover Rate	39%	43%	54%	38%	57%

	Small Capitalization Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$6.66	$5.70	$8.94	$10.09	$9.97
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.01)	(0.05)	(0.03)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	1.45	1.01	0.06	(0.82)	1.65
Total from investment operations	1.44	0.96	0.03	(0.85)	1.62
Dividends and Distributions:
Distributions from realized gains	—	—	(3.27)	(0.30)	(1.50)
Total dividends and distributions	—	—	(3.27)	(0.30)	(1.50)
Redemption Fees	—	—	—	— **	—
Net Asset Value, End of Year	$8.10	$6.66	$5.70	$8.94	$10.09
Total Return*	21.62%	16.84%	1.72%	(8.65)%	17.09%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$7,331	$6,963	$7,119	$9,289	$12,667
Ratio of gross operating expenses to average net assets (3)	1.55%	1.88%	1.75%	1.31%	1.35%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.20)%	(0.81)%	(0.48)%	(0.30)%	(0.26)%
Portfolio Turnover Rate	115%	127%	112%	117%	32%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.
(2) Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Mid Capitalization Portfolio:
	1.45%	1.61%	1.60%	1.40%	1.47%
(3) Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Small Cap Portfolio:
	1.55%	1.88%	1.75%	1.31%	1.35%
* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.
** Per share amount represents less than $0.01 per share.

114

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	International Equity Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	August 31,		August 31,	August 31,	August 31,		August 31,
	2018		2017	2016	2015		2014
Net Asset Value, Beginning of Year	$10.51		$9.38	$9.58	$11.40		$10.44
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.11		—	0.05	—	**	0.03
Net realized and unrealized gain (loss)	(0.39)		1.19	(0.24)	(1.77)		1.18
Total from investment operations	(0.28)		1.19	(0.19)	(1.77)		1.21
Dividends and Distributions:
Dividends from net investment income	(0.00	) **	(0.06)	(0.01)	(0.05)		(0.25)
Total dividends and distributions	(0.00)		(0.06)	(0.01)	(0.05)		(0.25)
Redemption Fees	—		—	— **	—	**	—
Net Asset Value, End of Year	$10.23		$10.51	$9.38	$9.58		$11.40
Total Return*	(2.63)%		12.76%	(1.94)%	(15.56)%		11.62%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$11,024		$4,570	$5,072	$6,545		$7,939
Ratio of gross operating expenses to average net assets (2)	2.30%		2.96%	2.73%	2.28	% (3)	2.31%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.99%		0.01%	0.58%	0.02%		0.28%
Portfolio Turnover Rate	130%		69%	125%	126%		125%

	Health & Biotechnology Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	August 31,		August 31,	August 31,	August 31,		August 31,
	2018		2017	2016	2015		2014
Net Asset Value, Beginning of Year	$29.45		$31.47	$32.56	$31.66		$26.15
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.05)		(0.09)	(0.05)	(0.01)		(0.04)
Net realized and unrealized gain (loss)	2.34		1.18	2.01	3.63		7.13
Total from investment operations	2.29		1.09	1.96	3.62		7.09
Dividends and Distributions:
Distributions from realized gains	(4.23)		(3.11)	(3.05)	(2.72)		(1.58)
Total dividends and distributions	(4.23)		(3.11)	(3.05)	(2.72)		(1.58)
Redemption Fees	—		—	—	—	**	— **
Net Asset Value, End of Year	$27.51		$29.45	$31.47	$32.56		$31.66
Total Return*	8.88%		4.43%	6.48%	11.66%		27.98%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$9,436		$10,246	$12,943	$12,878		$12,155
Ratio of gross operating expenses to average net assets (4)	1.90%		1.93%	1.90%	1.81%		1.98%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.20)%		(0.29)%	(0.17)%	(0.04)%		(0.15)%
Portfolio Turnover Rate	13%		12%	19%	15%		14%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2) Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the International Equity Portfolio:
	1.92%		2.90%	2.73%	2.44%		2.31%
(3) During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.28% for the year ending August 31, 2015.
(4) Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Health & Biotechnology Portfolio:
	1.90%		1.93%	1.90%	1.81%		1.97%
* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.
** Per share amount represents less than $0.01 per share.
115

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Technology & Communications Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2018	2017	2016	2015		2014
Net Asset Value, Beginning of Year	$20.67	$18.08	$17.16	$19.15		$16.35
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.11)	(0.08)	0.03	(0.05)		(0.11)
Net realized and unrealized gain	5.89	4.17	2.79	0.59		3.79
Total from investment operations	5.78	4.09	2.82	0.54		3.68
Dividends and Distributions:
Distributions from realized gains	(1.59)	(1.50)	(1.90)	(2.53)		(0.88)
Total dividends and distributions	(1.59)	(1.50)	(1.90)	(2.53)		(0.88)
Redemption Fees	—	— **	—	—	**	— **
Net Asset Value, End of Year	$24.86	$20.67	$18.08	$17.16		$19.15
Total Return*	29.38%	23.97%	17.77%	2.69%		23.04%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$29,894	$25,550	$19,867	$19,073		$21,961
Ratio of gross operating expenses to
average net assets (2)	1.75%	1.80%	1.84%	1.80%		1.87%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.50)%	(0.44)%	0.16%	(0.31)%		(0.63)%
Portfolio Turnover Rate	1%	16%	37%	31%		25%

	Energy & Basic Materials Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2018	2017	2016	2015		2014
Net Asset Value, Beginning of Year	$12.15	$11.46	$11.86	$18.48		$15.83
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.07)	(0.02)	(0.09)	(0.14)		(0.21)
Net realized and unrealized gain (loss)	2.36	0.71	(0.31)	(6.48)		2.86
Total from investment operations	2.29	0.69	(0.40)	(6.62)		2.65
Redemption Fees	—	—	—	—		— **
Net Asset Value, End of Year	$14.44	$12.15	$11.46	$11.86		$18.48
Total Return*	18.85%	6.02%	(3.37)%	(35.82)%		16.74%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1,783	$1,452	$1,857	$2,078		$3,470
Ratio of gross operating expenses to average net assets (3)	3.51%	3.46%	3.56%	2.86	% (4)	2.64%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.53)%	(0.18)%	(0.81)%	(0.94)%		(1.17)%
Portfolio Turnover Rate	61%	54%	134%	129%		114%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2) Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Technology & Communications Portfolio:
	1.75%	1.80%	1.84%	1.80%		1.86%
(3) Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Energy & Basic Materials Portfolio:
	3.00%	3.00%	3.00%	2.90%		2.63%
(4) During the years ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture were 2.86% for the year ending August 31, 2015, for the Energy & Basic Materials Portfolio.
* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.
** Per share amount represents less than $0.01 per share.

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FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Financial Services Portfolio - Class I Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$10.56	$8.89		$8.63	$8.92	$7.65
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.15)	(0.11)		(0.07)	(0.11)	(0.10)
Gain from trade error	—	0.14		—	—	—
Net realized and unrealized gain (loss)	1.61	1.64		0.33	(0.18)	1.37
Total from investment operations	1.46	1.67		0.26	(0.29)	1.27
Redemption Fees	—	—		— **	—	—
Net Asset Value, End of Year	$12.02	$10.56		$8.89	$8.63	$8.92
Total Return*	13.83%	18.79	% +	3.01%	(3.25)%	16.60%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1,411	$1,736		$1,525	$1,765	$1,677
Ratio of gross operating expenses to average net assets (2)	3.42%	3.51%		3.74%	3.60%	3.89%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.29)%	(1.15)%		(0.89)%	(1.21)%	(1.15)%
Portfolio Turnover Rate	52%	55%		73%	20%	18%

	Investment Quality Bond Portfolio - Class I Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$9.57	$9.69		$9.64	$9.82	$9.79
Income (Loss) from Investment Operations:
Net investment income (1)	0.08	0.09		0.09	0.09	0.10
Net realized and unrealized gain (loss)	(0.21)	(0.09)		0.14	(0.11)	0.10
Total from investment operations	(0.13)	0.00		0.23	(0.02)	0.20
Dividends and Distributions:
Dividends from net investment income	(0.06)	(0.08)		(0.09)	(0.09)	(0.10)
Distributions from realized gains	(0.07)	(0.04)		(0.09)	(0.07)	(0.07)
Total dividends and distributions	(0.13)	(0.12)		(0.18)	(0.16)	(0.17)
Redemption Fees	—	—		—	—	—
Net Asset Value, End of Year	$9.31	$9.57		$9.69	$9.64	$9.82
Total Return*	(1.34)%	0.00%		2.37%	(0.19)%	2.10%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$4,935	$6,420		$7,812	$9,134	$8,309
Ratio of gross operating expenses to average net assets (3)	1.54%	1.46%		1.35%	1.31%	1.36%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.87%	0.91%		1.35%	0.92%	1.06%
Portfolio Turnover Rate	112%	15%		37%	68%	42%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2) Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Financial Services Portfolio:
	3.00%	3.00%		3.00%	3.00%	3.00%
(3) Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Investment Quality Bond Portfolio:
	1.23%	1.35%		1.30%	1.31%	1.36%
* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.
** Per share amount represents less than $0.01 per share.
+ Includes a reimbursement from the Advisor for a trading error without this transaction the total return would have been 17.21%.

117

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Municipal Bond Portfolio - Class I Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2018		2017		2016		2015		2014
Net Asset Value, Beginning of Year	$9.24		$9.82		$9.67		$9.80		$9.80
Income (Loss) from Investment Operations:
Net investment income (1)	0.05		0.05		0.03		0.06		0.08
Net realized and unrealized gain (loss)	(0.29)		(0.20)		0.29		(0.08)		0.23
Total from investment operations	(0.24)		(0.15)		0.32		(0.02)		0.31
Dividends and Distributions:
Dividends from net investment income	(0.05)		(0.05)		(0.03)		(0.06)		(0.08)
Distributions from realized gains	—		(0.38)		(0.14)		(0.05)		(0.23)
Total dividends and distributions	(0.05)		(0.43)		(0.17)		(0.11)		(0.31)
Redemption Fees	—		—		—		—		—
Net Asset Value, End of Year	$8.95		$9.24		$9.82		$9.67		$9.80
Total Return*	(2.66)%		(1.35)%		3.39%		(0.21)%		3.21%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$589		$660		$735		$904		$1,039
Ratio of gross operating expenses to average net assets (2)	3.79%		3.59%		2.91%		3.00%		2.67%
Ratio of net investment income after expense reimbursement/recoupment to average net assets	0.46%		0.59%		0.33%		0.58%		0.81%
Portfolio Turnover Rate	104%		48%		142%		0%		21%

	U.S. Government Money Market Portfolio - Class I Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2018		2017		2016		2015		2014
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (1)	0.00	**	0.00	**	0.00	**	0.00	**	0.00	**
Net realized and unrealized gain (loss)	—		—		—		—		—
Total from investment operations	0.00	**	0.00	**	0.00	**	0.00	**	0.00	**
Dividends and Distributions:
Dividends from net investment income	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Distributions from realized gains	—		—		—		—		—
Total dividends and distributions	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return*	0.29%		0.01%		0.01%		0.01%		0.01%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$7,656		$9,645		$12,772		$12,863		$11,077
Ratio of gross operating expenses to average net assets (3)	1.17%		1.01%		0.93%		0.98%		0.93%
Ratio of net investment income after expense reimbursement/recoupment to average net assets	0.29%		0.02%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2) Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Municipal Bond Portfolio:
	1.41%		1.27%		1.59%		1.90%		1.89%
(3) Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the U.S. Government Money Market Portfolio:
	1.16%		0.60%		0.22%		0.06%		0.05%
* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.
** Per share amount represents less than $0.01 per share.

118

Privacy Policy Notice for The Saratoga Advantage Trust

Rev. July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•                    Social Security number and wire transfer instructions

•                    account transactions and transaction history

•                    investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons The Saratoga Advantage Trust (“the Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-800-807-FUND

119

Who we are
Who is providing this notice?	The Saratoga Advantage Trust

What we do
How does The Trust protect my	To protect your personal information from unauthorized access
personal information?	and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.
How does The Trust collect my personal information?

We collect your personal information, for example, when you

•                     open an account or deposit money

•                     direct us to buy securities or direct us to sell your securities

•                     seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•                     sharing for affiliates’ everyday business purposes—information about your creditworthiness

•                     affiliates from using your information to market to you

•                     sharing for non-affiliates to market to you

•                      State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include financial companies such as Saratoga Capital Management, LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Trust does not jointly market.
120

APPENDIX A

SARATOGA FUNDS

The following is a brief description of the principal investment policies of each of the Saratoga Funds not included in this Prospectus that currently may be utilized in the Asset Allocation Portfolios; however, some of the Saratoga Funds may not be utilized by the Asset Allocation Portfolios.

James Alpha Global Real Estate Investments Portfolio

The James Alpha Global Real Estate Investments Portfolio may invest 100% of its net assets (other than cash and cash equivalents) in REITs, and may also invest in other publicly traded real estate securities that are included in the FTSE EPRA Nareit Developed Real Estate Index (the “Index”). The Index may include securities of any issuer that derived in the previous full fiscal year at least 75% of its total earnings before interest, depreciation and amortization (“EBIDA”) from the ownership, trading and development of income-producing real estate. REITs are typically small or medium capitalization stocks which fall within the range of $500 million to $50 billion in equity market capitalization. Under normal circumstances, the Portfolio invests at least 40% of its net assets in the securities of issuers located in at least three foreign countries. The Portfolio will limit its investments in issuers located in any single foreign country to no more than 25% of its net assets. The Portfolio also seeks to enhance current income by writing (selling) covered call options with a notional value of up to 30% of the Portfolio’s net assets. “Notional value” is the value of an option contract’s underlying shares at the current market price. The Sub-Adviser uses both a quantitative screening process and a qualitative stock selection process when selecting securities for investment by the Portfolio in connection with its strategy.

James Alpha Multi-Strategy Alternative Income Portfolio

The James Alpha Multi-Strategy Alternative Income Portfolio seeks to achieve its investment objective by investing its assets in a combination of distinct investment strategies managed by different sub-advisers and, in some cases, by the Manager. The Manager is responsible for selecting and allocating assets among the Portfolio’s investment strategies. The Manager is also responsible for selecting and overseeing one or more sub-advisers to manage each investment strategy. The Manager also has discretion to manage directly all or a portion of such investment strategies. By combining multiple, distinct investment strategies, the Portfolio seeks to provide capital appreciation over the long-term with lower volatility than the individual markets in which the Portfolio invests and with limited correlation to individual markets. The principal investment strategies that will be employed by the Portfolio include the following: Equity Strategies. The Portfolio will seek equity exposure using a combination of investment strategies that may include long-only strategies and long/short equity strategies. Long/short equity strategies consist of equity strategies that combine core long holdings of equities with short sales of equities. A long position is established when the portfolio managers anticipate a price increase in the asset and a short position is established when the portfolio managers anticipate a price decrease in the asset. The long/short equity strategies may be used to seek to outperform the broader equity market by increasing net long exposure in rising markets and decreasing net long exposure, or even obtaining net short exposure, in declining markets. The Portfolio’s long/short equity strategies also seek to provide equity-like returns while protecting capital during market declines through the Portfolio’s short positions. The equity exposures in the equity strategies may be to individual stocks or to equity indexes that track U.S. or non-U.S. equity markets, including markets in emerging market countries (i.e., those that are in their initial stages of their industrial cycles). Both long and short exposure to equities may be achieved through investments in derivative instruments, such as options, futures or swaps that provide equity exposure. Such derivative usage can be for the purposes of hedging, speculation or to allow the portfolio managers to implement the Portfolio’s investment strategies more efficiently than investing directly in stocks. Merger Arbitrage Strategies. The Portfolio’s merger arbitrage strategy is to invest in equity securities of U.S. and foreign companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations (collectively, “Merger Transactions”). The Portfolio may invest in common stocks and preferred stocks of any size market capitalization, and without limitation in securities of foreign companies. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of Merger Transactions. In pursuing its strategy, the Portfolio may employ investment techniques that involve leverage, such as short selling, borrowing for investment purposes and purchasing and selling options. The merger arbitrage strategy most frequently used by the Portfolio involves purchasing the shares of an announced acquisition target company at a discount to its expected value upon completion of the acquisition. The Portfolio may engage in selling securities short under certain circumstances, such as when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. The Portfolio may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Portfolio

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than if the Portfolio had invested directly in such securities. Real Estate-Related Strategies. The Portfolio’s real-estate related strategy is to invest, either directly or through other investment companies, in publicly traded real estate investment trusts (“REITs”), including REIT preferred stock, and securities of other publicly traded real estate and real estate-related companies. REITs are typically small, medium or large capitalization stocks which fall within the range of $500 million to $50 billion in equity market capitalization. The Portfolio may invest in REITs that invest primarily in real property (equity REITs), REITs that invest primarily in mortgages (mortgage REITs) and REITs that invest in both real property and mortgages (hybrid REITs). The REITs and other real estate and real estate-related companies in which the Portfolio may invest may include both U.S. and non-U.S. issuers that invest across a variety of sectors within the real estate industry, including, among others, the retail, office, industrial, hotel, healthcare multi-family and self-storage sectors. The Portfolio may seek to enhance current income in this strategy by writing (selling) covered call options on real estate and real estate-related companies. The Portfolio may also take short positions in REITs and real estate and real estate-related companies either to hedge long positions or to express the portfolio manager’s view on the direction of the real estate market. Master Limited Partnership (“MLP”) Strategies. The Portfolio will invest up to 25% of its assets in publicly traded MLP investments and exchange-traded notes (“ETNs”) that track MLPs.

MLPs are generally organized as limited partnerships or limited liability companies and are treated as partnerships for U.S. federal income tax purposes. Interests in MLPs trade on a public stock exchange, similar to stock of corporations. ETNs are unsecured debt obligations issued by a bank or other financial institution that seek to track the performance of an index, an MLP index in the case of the Portfolio, over a specified period. Like MLPs, interests in ETNs trade on a public exchange. The Portfolio will primarily invest in MLPs, or MLP-related ETNs, that track U.S. energy infrastructure, including MLPs engaged in transportation, storage and processing of natural resources, although the Portfolio may also invest in other types of MLPs that seek to take advantage of new regulation of investment vehicles. The Portfolio will generally invest in MLPs and ETNs that the portfolio managers believe can generate repeatable cash flows that will grow over time, that have a conservative capital structure and that are trading at attractive valuations. Risk-Adjusted Long/Short Debt Strategy. The risk-adjusted long/short debt strategy invests primarily in U.S. and European fixed income and fixed income-related securities, and may establish long and short positions in a variety of derivative and other instruments for risk management and investment purposes. Fixed income securities in which the Portfolio will invest are anticipated to generally consist of U.S. and European fixed income and fixed income-related securities of varying maturities and credit quality, including those that are rated below investment grade at the time of purchase (commonly referred to as “high-yield” or “junk” securities). These include, among others, corporate bonds, U.S. government securities, non U.S. sovereign debt securities, and preferred securities. Fixed income-related securities include, but are not limited to, exchange-traded products and derivative instruments, including options; financial futures; swaps, including credit default swaps; and forward foreign currency contracts, that seek to provide the same or similar economic exposure as a physical investment in the above securities. The below-investment grade fixed income securities in which the Portfolio may invest are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Hedging strategies may be used by the Portfolio in an attempt to preserve capital and mitigate risk, by hedging against changes in the price of other securities held by the Portfolio, and may involve purchasing put options, selling debt or equity securities short or writing covered call options. Derivative instruments may also be used for investment purposes, and for currency and interest rate hedging purposes. The risk-adjusted long/short debt strategy seeks to take advantage of credit rating upgrades and downgrades offering attractive returns while seeking to minimize interest rate and currency risks. During stressed market environments, the strategy actively manages its long core positions with corresponding hedges to preserve capital, while seeking to profit from individual credit deteriorations on the short side. Under normal market conditions, the strategy may establish short interest rate positions to manage interest rate risk. The strategy will employ leverage through investments in derivative instruments and through establishing short hedging positions in Treasury bills and other fixed income or equity securities. The strategy seeks to invest in securities with ratings from B to BBB by Standard and Poor’s Financial Services LLC, but may invest in securities of any credit rating, including below-investment grade fixed income securities. The strategy uses proprietary models for security selection in combination with fundamental analysis. Structured Credit Value Strategy. The Portfolio’s structured credit value strategy is to invest in structured credit securities, and in other investments that have characteristics similar to such securities. Initially, the Portfolio will achieve this exposure by investing a portion of its assets in the James Alpha Structured Credit Value Portfolio, an affiliated Portfolio (the “Underlying Portfolio”). In the future, the Portfolio may invest directly in these underlying assets. Structured credit securities include, but are not limited to, mortgage backed-securities (“MBS”), including residential mortgage backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”); asset-backed securities (“ABS”); collateralized mortgage obligations (“CMOs”); collateralized loan obligations (“CLOs”); collateralized bond obligations (“CBOs”); collateralized debt obligations (“CDOs”); mortgage derivatives such as stripped RMBS and inverse floaters; and other securitized assets. The Portfolio’s investments in RMBS may include agency and nonagency RMBS, including to-be-announced MBS (“TBA”), and non-U.S. dollar denominated RMBS.

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The Portfolio’s investments in CMOs may include whole loan CMOs backed by prime, Alt-A, and subprime collateral. The Portfolio may invest without limit in securitizations backed by loans, and expects that most Alt-A and subprime securitizations in which the Portfolio intends to invest will be composed entirely of such loans. The Portfolio’s investments in ABS include ABS backed by student loans, auto loans, or nontraditional collateral such as single family rentals and aircraft leases. This strategy seeks to outperform the Bloomberg Barclays U.S. Aggregate Bond Index with lower volatility than that index. The value style investing approach seeks to invest in securities providing undervalued cash flows within markets the Underlying Portfolio’s sub-adviser deems inefficient. When investing Underlying Portfolio assets in all types of securities, the Underlying Portfolio’s sub-adviser analyzes their expected future cash flows based on collateral composition and expected performance, deal structure including credit enhancement, state variables such as interest shortfalls and servicer advances and other factors in order to project expected return parameters such as yield and average life. The Underlying Portfolio’s sub-adviser employs a comprehensive risk management process tailored to the securities held in the Underlying Portfolio that considers systematic risk, cash flow risk and liquidity risk of the securities.

The Underlying Portfolio’s sub-adviser, using a proprietary quantitative analysis model, projects security cash flows and values such cash flows at what it deems to be the appropriate discount rate based on price discovery resulting from relatively active trading and publicly available pricing information. The proprietary quantitative analysis model to evaluate RMBS securities considers borrower and servicer behavior in projecting, at the loan-level, prepayment and default probability, default severity, and other factors affecting the cash flows of the security, which are then analyzed not only to identify undervalued securities, but also to stress test the credit risk of those securities. The Underlying Portfolio’s sub-adviser considers selling securities when such securities have reached their price/valuation targets. The Underlying Portfolio may also consider selling securities when the Underlying Portfolio’s sub-adviser believes securities have become overvalued and replacing them with securities the Underlying Portfolio’s sub-adviser believes to be undervalued to seek to offer the Underlying Portfolio better relative value and performance expectations. The Underling Portfolio’s sub-adviser may also sell and replace securities as necessary to rebalance and align the Underlying Portfolio with its overall risk parameter targets.

The Portfolio may invest in companies of any size (from micro-cap to large-cap) in each of its investment strategies. While the Portfolio may generally invest in foreign securities without limitation, the Portfolio will limit its investments in emerging markets securities to 25% of the Portfolio’s assets. Certain of the Portfolio’s investment strategies may utilize derivatives and other instruments, such as leveraged exchange-traded funds (“ETFs”) that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Portfolio’s exposure to an asset class and may cause the Portfolio’s net asset value to be more volatile than a fund that does not use leverage. To the extent that the Portfolio uses derivative instruments, the Portfolio will have the potential for greater gains, as well as the potential for greater losses, than if the Portfolio did not use derivatives or other instruments that have an economic leveraging effect.

James Alpha Macro Portfolio

The Portfolio seeks to achieve its investment objective by attempting to outperform the returns of a variety of macro investment strategies. Macro based strategies aim to exploit macro-economic imbalances across the globe. Macro based strategies may be implemented through a broad range of asset classes including, but not limited to, equities, fixed income, currency and commodities. The Portfolio will seek to outperform the returns of various macro based investment strategies, such as, among others, systematic diversified, discretionary thematic, active trading, commodity, currency and multi-strategy.

Systematic diversified strategies seek to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes. Systematic diversified strategies typically employ a quantitative process using mathematical, algorithmic or technical models with little or no influence of individuals responsible for decisions the portfolio positions that track this strategy. Discretionary thematic strategies employ a top down analysis of macroeconomic variables. This strategy relies on individuals to evaluate market data, relationships and influences. Discretionary thematic strategies seek exposure to developed and emerging markets and include equity, fixed income and currency investments. Discretionary thematic strategies typically contain contrarian or volatility focused components. Active trading strategies use active trading methods, typically with high frequency position turnover or leverage. Active trading strategies emphasize rapid market response to new information and high volume turnover in liquid, but volatile, positions. Commodity strategies seek to identify opportunities in markets exhibiting trending or momentum characteristics across commodity asset classes, and frequently may also include exposure to commodity sensitive equities. Commodity strategies seek exposure to developed and emerging markets and include equity, fixed income and currency investments. Commodity strategies are often implemented using derivatives. Currency strategies seek to identify opportunities in markets exhibiting trending or momentum characteristics across various currencies, and frequently include exposure to sovereign bonds.

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Currency strategies seek exposure to currencies in developed and emerging markets and may include equity, fixed income and currency investments. Multi-strategy strategies focus on the fundamental relationship across geographic areas within and among various asset classes. Multi-strategy strategies employ systematic, quantitative evaluation of macroeconomic variables and employ some combination of systematic diversified, discretionary thematic, active trading, commodity and currency strategies.

The Portfolio expects to gain exposure to these investment strategies and asset classes primarily through exchange-traded products, such as exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and mutual funds. The Portfolio will also make significant use of swaps and other derivative instruments to gain exposure to one or more asset classes, individual investments or investment strategies, as well as to generate leverage or hedge the Portfolio’s exposure to an asset class, individual investment or group of investments. Other derivative instruments that may be utilized by the Portfolio include options, futures, options on futures and forward contracts. The Portfolio may also invest directly in equities, fixed income securities and currencies. The Portfolio’s equity exposure may include exposure to both U.S. and non-U.S. common stocks and preferred stocks of any size market capitalization. The Portfolio’s fixed income exposure may include exposure to securities issued by governments, government-related entities or public and private companies. The Portfolio may seek exposure to fixed income instruments that are rated either investment grade or below investment grade (i.e., junk bonds). The Portfolio may establish both long and short positions in equity, fixed income and derivative instruments. The types of swaps in which the Portfolio may invest include, among others, total return, index, interest rate, credit default and volatility swaps. The Portfolio may also invest in swaps having payments linked to the returns of indices, individual securities or pooled investment vehicles, including limited partnerships, limited liability companies, offshore corporations and commodity pools (collectively, “Underlying Pools”). There is no limit on the Portfolio’s exposure to foreign companies, foreign governments or foreign currencies, which may include exposure to emerging markets. The term “emerging markets” as used herein refers to those countries which the Manager considers to be emerging market or frontier emerging market countries. Such countries may change over time.

In constructing the Portfolio’s investments, the Manager employs proprietary techniques and models to evaluate the drivers of performance of private funds that utilize systematic diversified, discretionary thematic, active trading, commodity, currency and multi-strategy strategies. The Manager then identifies investments that it believes have similar drivers of performance to attempt to produce returns that correlate with, but are not identical to, the returns of the private funds tracked by the Manager. The Manager then determines the appropriate percentage that each particular investment strategy should represent of the entire Portfolio and weights the exposure to that investment strategy accordingly. The private fund returns on which the Manager’s models are based are pulled from various sources and do not represent the returns of the entire universe of private funds that utilize macro strategies. The private funds returns tracked by the Manager, the factors driving those returns and the percentage weightings assigned by the Manager to each investment strategy are all expected to change over time.

The Portfolio may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to certain commodity-linked investments such as commodity futures, options and swap contracts. The Portfolio may hold investments with commodity exposure outside of the Subsidiary and, therefore it is possible the Portfolio’s exposure to commodities could exceed 25%. The Subsidiary may also hold cash, money market instruments, including affiliated and unaffiliated money market funds and other fixed income instruments to serve as margin or collateral for the Subsidiary’s derivative positions. Investments in the Subsidiary are intended to provide the Portfolio with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Portfolio. The investment policies of the Subsidiary are the same as the investment policies of the commodity strategies sleeve of the Portfolio. The Subsidiary is subject to substantially the same investment restrictions and limitations, including asset coverage requirements, as are applicable to the commodity strategies sleeve of the Portfolio and will follow substantially the same compliance policies and procedures as the Portfolio, to the extent they are applicable. The Portfolio will always own 100% of the Subsidiary’s interests.

The derivatives held by the Portfolio will fluctuate from time to time but collectively could represent economic exposure as high as or higher than 50% of the total assets of the Portfolio. Accordingly, the Portfolio and the Subsidiary may maintain a substantial amount of their assets in cash and cash equivalents as required margin for futures contracts, as required segregation under Securities and Exchange Commission (“SEC”) rules and to collateralize swap exposure. The Portfolio may also invest in ETFs, ETNs or mutual funds that invest in swaps and other derivatives to a significant degree but will not be required to segregate Portfolio assets in connection with these investments.

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CLASS I SHARES PROSPECTUS

Additional information about each Portfolio's investments is available in the Trust's Annual and Semi-Annual Reports to Shareholders. In the Trust's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Trust's Statement of Additional Information also provides additional information about each Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the Statement of Additional Information, to request other information about the Trust, or to make shareholder inquiries, please call: 1- (800) 807- FUND.

You also may obtain information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, by calling your financial advisor or by visiting our Internet site at: www.saratogacap.com.

Information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Section. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Trust's Investment Company Act file number is 811-08542.